OMB APPROVAL
                                                           OMB Number: 3235-0570
                                                          Expires: Nov. 30, 2005
                                Estimated average burden hours per response: 5.0


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7428

                                ING Mutual Funds
               (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
               (Address of principal executive offices) (Zip code)

     The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: April 30, 2003


ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

SEMI-ANNUAL REPORT

                                          INTERNATIONAL EQUITY FUNDS
April 30, 2003                            ING Emerging Countries Fund
                                          ING International Fund
CLASSES A, B, C, AND M                    ING International SmallCap Growth Fund
                                          ING International Value Fund
                                          ING Precious Metals Fund
                                          ING Russia Fund

                                          GLOBAL EQUITY FUNDS
                                          ING Global Real Estate Fund
                                          ING Worldwide Growth Fund


                                    [PHOTO]



                                                                     [LION LOGO]
                                                                      ING FUNDS

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            President's Letter ...........................     1
            Portfolio Managers' Reports:
              International Equity Funds .................     2
              Global Equity Funds ........................    14
            Index Descriptions ...........................    18
            Statements of Assets and Liabilities .........    19
            Statements of Operations .....................    23
            Statements of Changes in Net Assets ..........    25
            Financial Highlights .........................    29
            Notes to Financial Statements ................    42
            Portfolios of Investments ....................    57
            Shareholder Meeting Information ..............    74
            Trustee and Officer Information ..............    75

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO OF JAMES M. HENNESSY]

Dear Shareholder,

It would be an understatement to refer to this past year as a challenging one for investors. There have been many events on the geopolitical front and numerous economic challenges that have tested investor resilience.

We are now in a period of one of the longest economic downturns in U.S. history. Although few of us will take much comfort in the fact that we have coped with a particularly challenging time, perhaps we should.

We at ING Funds remain optimistic about the future, preferring to see the positives that have emerged in the wake of recent difficulties. For instance, the quick actions on the part of the financial industry and government regulators that followed a string of recent corporate scandals may have helped regain investor trust and the tough new accounting standards now in place should help permanently improve our industry.

Although I do not wish to be premature in my enthusiasm, I do believe that the gradual market upturn of recent months supports ING Funds' long-held philosophy that it is important to remain focused on long-term investment goals and maintain reasonable expectations.

In recent months, we at ING Funds have made some changes to some of our fund management teams. We have also entered into new relationships with respected sub-advisers and are launching several new mutual funds. We have implemented improvements to our website that make it more accessible to investors and financial advisors alike.

We remain committed to providing quality service and innovative products to help meet the needs of our investors, and we are excited and optimistic about the future.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
June 15, 2003

ING EMERGING COUNTRIES FUND                           Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Jan Wim Derks, Eric Anderson, Bratin Sanyal, Fritz Moolhuizen and Michiel Bootsma, with ING Investment Management Advisors B.V., the Sub-Adviser.

GOAL: The ING Emerging Countries Fund (the "Fund") seeks to maximize long-term capital appreciation. The Fund invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets.

MARKET OVERVIEW: Emerging market equities gained 5.9% over the six-month period ending April 30, 2003, slightly ahead of the S&P 500 which rose 4.5% but lagged the NASDAQ which rose 10.4%. Emerging markets were also ahead of Europe (up 4%) and Japan (down 6.3%). Emerging markets have now outperformed developed markets over the last three years by more than 5%.

The period saw record inflows into emerging market fixed income assets pursuing higher yields as the macroeconomic picture continued to improve in the high yielding economies of Latin America. The ensuing liquidity in the fixed income markets led to sizeable contraction in debt spreads, which in turn drove equity performance not only in Latin America but also in other high yield markets like South Africa, Indonesia and lately the Philippines.

Latin America was the best performing region within emerging markets gaining 26% driven by a spectacular performance from Brazil, up 42%. Having moved sideways for the first few months of the reporting period it gained sharply as the initial skepticism towards the new administration gave way to appreciation for conservative policy initiatives and new reform measures. Mexico's performance was a respectable 8% but gains were limited by concerns regarding the economic health of its largest trading partner, the United States. Argentina rebounded off a low base (up 79%) driven mostly by currency gains and Peru gained 37% on account of rising copper prices, its largest commodity export item.

The EMEA (Europe, Middle East and Africa) region performed quite strongly as well, gaining 16%. The Czech Republic and Hungary continued their winning streak rising 29% and 23%, respectively, following the convergence theme (with the European Union). Russia put on 16.4% as it benefited from high oil prices and improvements in corporate governance. An additional impetus for the market was the announcement of BP entering into a joint venture with a Russian oil company. Soon after, Yukos and Sibneft announced their merger plans thereby creating a formidable force in the global oil and gas sector (roughly the size of Total Fina Elf). South Africa gained 13.8%, which was due to a 40% gain in the South African Rand while the market actually declined 25% in Rand terms.

Full of promise, early on, the laggard region was Asia, losing 4.6%. The prime factors contributing to this poor performance were rising geopolitical tension vis-a-vis North Korea and the outbreak of atypical pneumonia (also known as SARS) in China, which then quickly spread to several other countries in the region. South Korea slid 6.6% as North Korea first withdrew from its armistice pact with South Korea and then threatened to re-start its nuclear weapons program only to follow up with the admission of actually possessing nuclear weapons. Asia also suffered from weakening global growth expectations as it remains an economy highly geared to external demand for its IT and industrial sectors. Just as the region was coming to grips with its new geopolitical situation, SARS was detected in Hong Kong, which was then traced back to China. However, this virulent disease quickly spread around the region creating panic, dealing a severe blow to consumer confidence, domestic demand and the leisure/tourism sector, which is an important foreign currency earner. Subsequently, markets danced to the ebbs and flows of SARS related news items while ignoring economic data, which have remained surprisingly good. The only markets to record positive gains were Indonesia (up 39.8%) and Thailand (up 12.7%) but their relatively small size failed to pull up the region.

PERFORMANCE: For the six-months ended April 30, 2003 the Fund's Class A shares, excluding sales charges, provided a total return of 2.01% compared to the MSCI EMF Index, which returned 5.93%.

PORTFOLIO SPECIFICS: We began the period with an overweight in Asia which we started trimming as South Korea began getting impacted by news flow from North Korea. We were also fairly quick in reducing China as SARS was reported there. More recently we have added to our positions in South Korea as we believe much of the negative news has been priced in and introduced some defensive names in China. Elsewhere in the region we maintained our overweights in India, Indonesia and Thailand. We have maintained our overweight in Latin America primarily via Brazil and Mexico both of which have benefited the Fund. Recently, we have top-sliced our positions in Brazil while maintaining our overweight stance. In the EMEA region we are overweight Eastern Europe and Russia while maintaining South Africa as an underweight. We have increased our weighting in Poland early this year to profit from the convergence theme as it

Portfolio Managers' Report                           ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

remains to be well played out in the equity markets there. Some notable outperformers in our portfolio have been America Moviles (+36%), Astra International (+133%), Banco Itau (+69%), Evergreen Marine (+67%) and Samsung Heavy (+58%), whereas some of the underachievers have been Infosys (-32%), Kookmin Bank (-25%), Synnex (-19%), Hon Hai (-14%) and Samsung Electronics (-11%).

MARKET OUTLOOK: In spite of all the uncertainties related to the outcome of the war in Iraq and its implications for the global economy, we remain constructive on the emerging markets asset class. We believe emerging markets may deliver another year of earnings growth given our assumption of a gradual recovery in global economic growth. As global risk aversion declines, we expect multiple expansion within the emerging markets as valuations remain at a deep discount to developed markets and at very low levels historically. For 2003, average P/E's are at around 10 times earnings. Furthermore, emerging economies are expected to grow by 3.7% on average in 2003 versus 1.7% in developed markets. In addition, with the current dividend yield of approximately 2.5% we also see yield support. Our strategy is to focus on countries where economic growth appears to be rebounding and on companies with improving cash flows, solid balance sheets and attractive valuations. We are currently finding the best opportunities in Brazil, Mexico, Thailand, India and Eastern Europe.

                                     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED APRIL 30, 2003
                            -----------------------------------------------------------------------------------
                                                       SINCE INCEPTION      SINCE INCEPTION     SINCE INCEPTION
                                                       OF CLASS A AND C        OF CLASS B         OF CLASS M
                            1 YEAR         5 YEAR          11/28/94             05/31/95          08/05/2002
                            ------         ------          --------             --------          ----------
Including Sales Charge:
 Class A (1)                -23.55%        -7.67%            0.63%                 --                 --
 Class B (2)                -23.11%        -7.35%              --                0.90%                --
 Class C (3)                -20.81%        -7.21%            0.44%                 --                 --
 Class M (4)                   --             --               --                  --              -2.10%
Excluding Sales Charge:
 Class A                    -18.91%        -6.57%            1.34%                 --                 --
 Class B                    -19.06%        -6.97%              --                0.90%                --
 Class C                    20.01%         -7.21%            0.44%                 --                 --
 Class M                       --             --               --                  --               1.45%
MSCI EMF Index              -14.06%        -5.04%           -4.77%(5)           -3.61%(6)           2.18%(7)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Emerging Countries Fund against the MSCI EMF Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)  Since inception performance for the index is shown from 12/01/94.

(6)  Since inception performance for the index is shown from 06/01/95.

(7)  Since inception performance for the index is shown from 08/01/02.

PRINCIPAL RISK FACTOR(S): Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 18.

ING INTERNATIONAL FUND                                Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Managed by Philip Schwartz and Richard Saler, Senior Vice Presidents, ING Investments, LLC.

GOAL: The ING International Fund (the "Fund") seeks to maximize long-term growth of capital through investment in equity securities and equity equivalents of companies outside the U.S. Under normal conditions the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S. The Fund may hold up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

MARKET OVERVIEW: The six-month period ended April 30, 2003 showed relatively little change for the major markets, compared to the volatility of the last three years. In dollar terms, the MSCI EAFE Index rose 0.6%, and Europe gained 2.7%, while Japan declined by 7.8%. As the larger foreign markets struggled, better performance was found in Asia ex-Japan, emerging markets and the U.S., which rose by 3.8%, 4.2%, and 3.7%, respectively. In October of last year, a rally materialized, which faded quickly into January. Markets shifted from a focus on economic recovery to potential repercussions of war in Iraq, and gave back all the gains. World market declines in March were particularly acute, as war and deflation fears together raised questions of systemic risk. Within days of the onset of war, markets then staged a sharp reversal from oversold lows, which continued through April.

There were good reasons for the relatively weak showing of developed foreign markets. In the eurozone, gross domestic product ("GDP") growth stalled after an anemic bounce back to 1.2% during 2002. Economic pressure created by a lack of major reform became more evident, especially in a weak environment. Adding pressure to Europe's competitiveness was the 20% fall in the dollar versus the euro. Germany, in particular, looks close to deflationary conditions, but is absent a credible recovery strategy. The threat of a capital shortage among European insurance companies was also worrisome during this period. These worries led to sharp declines in many financial stocks, bringing market indexes down with them.

Japan emerged from recession, at least temporarily, showing GDP growth of 2.7% in the first quarter of 2003. Japanese markets continued their long slide as no real progress was made towards structural reform. Hopes for continuing the export-led recovery faded in the first quarter. China and pockets of emerging markets did show some strength, but even there, forecasts were reduced due to the Severe Acute Respiratory Syndrome (SARS) outbreak.

At the end of April, markets worldwide were anticipating economic recovery, while recent numbers indicated weakness. The markets seemed to expect signs of growth fairly soon.

PERFORMANCE: For the six-month period ended April 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of -0.49%, compared to the MSCI EAFE Index, which returned 2.04% for the same period.

PORTFOLIO SPECIFICS: The portfolio remained well diversified. Despite a cloudy outlook, steep multiyear declines meant equity prices were becoming more attractive. Stock selection focused on financially strong companies that we believe could weather difficult times. The Fund was underweight financials and utilities by 4.8% each. We were concerned about deterioration in bank loan books, which led to our underweighting banks. Utilities did not offer good value since they had enjoyed two years of relative outperformance. The Fund was about 2% overweight in energy, where oil stocks offered attractive dividend yields and had ignored the sharp rise in oil prices.

The Fund benefited from strong gains in Credit Lyonnais, which advanced considerably on a takeover offer. Also helping returns was Teva Pharmaceutical, up significantly on strong drug sales and Food and Drug Administration (FDA) approvals. Among disappointing stocks were Sony, down substantially, on weak consumer electronics sales, and Aegon, down significantly in tandem with many European insurance stocks.

MARKET OUTLOOK: The outlook for international equities has improved over the past month. Although the geopolitical environment is far from stable, the end of the Iraq war eliminates a major risk. Falling bond yields, especially in the high yield sector, are providing a major stimulus to business. The weakness of the dollar is also becoming an important issue. A weak dollar is a stimulant to the U.S. economy; however, this may put additional pressure on European and Japanese economies. It is highly likely the European Central Bank will move to cut interest rates aggressively. Unfortunately for Japan, rate cuts are no longer an option as they are already near 0%. Despite the recent rise in equity prices, valuation remains reasonably attractive overseas. Our opinion is more favorable toward stocks. Fixed income alternatives look expensive, and corporate earnings look set to improve in the second half of 2003 and into next year.

In light of a more positive outlook, we have continued to reduce weightings in consumer staples and pharmaceuticals. We have also added to sectors that are more geared to economic growth, such as industrials and capital goods.

Portfolio Managers' Report                                ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                                     AVERAGE ANNUAL TOTAL RETURNS FOR
                                                     THE PERIODS ENDED APRIL 30, 2003
                              ----------------------------------------------------------------------------------
                                                         SINCE INCEPTION     SINCE INCEPTION     SINCE INCEPTION
                                                            OF CLASS A          OF CLASS B         OF CLASS C
                              1 YEAR         5 YEAR          01/03/94            08/22/00           09/15/00
                              ------         ------          --------            --------           --------
Including Sales Charge:
 Class A (1)                  -23.33%        -2.99%           2.96%                  --                 --
 Class B (2)                  -23.66%           --              --               -17.82%                --
 Class C (3)                  -20.44%           --              --                   --             -15.75%
Excluding Sales Charge:
 Class A                      -18.61%        -1.83%           3.61%                  --                 --
 Class B                      -19.65%           --              --               -16.96%                --
 Class C                      -19.64%           --              --                   --             -15.75%
MSCI EAFE Index               -15.92%        -5.23%           1.58%(4)           -16.32%(5)         -16.32%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International Fund against the MSCI EAFE Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 01/01/94.

(5)  Since inception performance for the index is shown from 09/01/00.

Effective November 1, 2001, Class A shares liquidated within 30 days of purchase are subject to a 2% redemption fee.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. The risks of foreign investing are generally intensified for investing in emerging markets.

                See accompanying index descriptions on page 18.

ING INTERNATIONAL
SMALLCAP GROWTH FUND                                  Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Loretta J. Morris, Portfolio Manager, Horacio A. Valeiras, CFA, Chief Investment Officer, with Nicholas-Applegate Capital Management, the Sub-Adviser.

GOAL: The International SmallCap Growth Fund (the "Fund") seeks maximum long-term capital appreciation.

MARKET OVERVIEW: The international stock markets endured yet another challenging period during the six months ended April 30, 2003. Sluggish economic growth worldwide, the spectre of war in Iraq and deteriorating conditions in the German and Japanese financial systems dampened investor sentiment. Despite these overhangs, international equities held up remarkably well.

The international equity market became sharply oversold in the third quarter and into the fourth quarter, with investor sentiment dampened by anemic growth rates, pessimism over financial services companies (particularly in Germany), the overhang of the Iraq situation and terrorism, and debt downgrades from credit rating agencies. Then, in early October, international equities rallied sharply as many beaten-down stocks rallied as much as 160%, while higher-quality, better-performing companies averaged an appreciation rate of 16%. In December, international stocks retreated somewhat as concerns arose that per-share earnings estimates remained high. The market began to exhibit greater rationality based on signs of stability in the fundamental data.

2003 opened with a steady drumbeat of news surrounding the prospect of US-led military action in Iraq. The international stock markets came under pressure in the first quarter of the year as a combination of war worries and weak economic data spurred a sell-off in equities. "War trades" also heightened volatility as investors moved quickly into -- and then back out of -- gold, oil and U.S. Treasury securities.

A snap-back in late March erased almost all of January and February's losses, even though the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, and the Far East) Index finished the quarter down 8.8%, with much of the decline due to regained strength in the dollar. Large insurance companies were especially hard hit as falling equity prices triggered the need to issue rights and sell futures to maintain hedged positions, thereby diluting shares and driving them down even further. Meanwhile, pension deficits negatively affected company valuations. In April, the international stock markets staged a strong rally as the situation in Iraq appeared to be nearing resolution, energy prices moderated, and earnings -- although still weak -- came in slightly better than anticipated.

PERFORMANCE: For the six-month period ended April 30, 2003, the Fund's Class A Shares, excluding sales charges, provided a total return of 2.23% compared to the Salomon EPAC EM Index (Europe, Pacific Australasia Composite Extended Market Index), which advanced 6.77% during the same period.

PORTFOLIO SPECIFICS: The Fund's relative under-performance was caused primarily by disappointing stock selection and overweight holdings in technology companies, particularly software developers. Stock selection in the producers/manufacturers and transportation groups also proved negative.

On the positive side, the Fund's absolute advance was driven by gains in its utilities, energy and insurance services holdings. Overweight positions in energy and healthcare stocks also supported relative returns. The oil price shock stemming from the build-up to, then commencement of, war in Iraq drove gas and oil-related shares higher. Oil refining/machinery companies in the portfolio gained more than 60% during the period, while gas utilities and oil/gas producers rose 51.9% and 23.8%, respectively.

By country, relative performance was helped by stock selection and an underweight in Japan. German stocks in the portfolio also registered strong gains, rising more than 30% compared to 10.6% for the benchmark, but an underweight position diminished the benefit to relative performance. However, stock selection in France, South Korea and China detracted from both absolute and relative performance.

Top-performing stocks for the reporting period included Frontline Ltd., (transportation, 0.7% of net assets) a Bermuda-based tanker company, and Schwarz Pharma, (Pharmaceuticals, 0.8% of net assets) a German specialty pharmaceutical firm.

MARKET OUTLOOK: Overall, our outlook has become more positive. First-quarter corporate earnings were better than expected, but against lowered expectations; the overhang of Iraq has been removed; and developed economies appear to be strengthening somewhat. We believe that, absent an extraordinary event, we are in a bottoming process. In Asia, we continue to monitor the SARS outbreak closely, but believe aggressive action by health ministers and the World Health Organization seem to be impeding its spread.

                                                               ING INTERNATIONAL
Portfolio Manager's Report                                  SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

A more selective environment focusing on fundamental strength bodes well for our style, which is predicated on identifying companies benefiting from positive, sustainable change and investing in them just as the market is recognizing strength. Currently, we are looking closely for stocks that may benefit over the intermediate term and continue to strengthen when higher-growth stocks come back into favor.

                                             AVERAGE ANNUAL TOTAL RETURNS
                                         FOR THE PERIODS ENDED APRIL 30, 2003
                              -------------------------------------------------------------
                                                        SINCE INCEPTION     SINCE INCEPTION
                                                           OF CLASS B       OF CLASS A & C
                              1 YEAR        5 YEAR          5/31/95            08/31/94
                              ------        ------          -------            --------
Including Sales Charge:
 Class A (1)                 -24.17%         1.55%             --                7.63%
 Class B (2)                 -24.05%         1.80%           9.29%                 --
 Class C (3)                 -20.84%         2.13%             --                7.62%
Excluding Sales Charge:
 Class A                     -19.55%         2.76%             --                8.36%
 Class B                     -20.05%         2.14%           9.29%                 --
 Class C                     -20.84%         2.13%             --                7.62%
Salomon EPAC EM Index        -10.60%        -3.22%          -0.80%(4)           -0.61%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International SmallCap Growth Fund against the Salomon EPAC EM Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 06/01/95.

(5)  Since inception performance for the index is shown from 09/01/94.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 18.

ING INTERNATIONAL VALUE FUND                          Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Brandes' LargeCap Investment Committee, Brandes Investment Partners, LLC, the Sub-Adviser.

GOAL: The ING International Value Fund (the "Fund") seeks long-term capital appreciation. The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion but it may hold up to 25% of its assets in companies with smaller market capitalizations.

MARKET OVERVIEW: After posting declines in December 2002 and through the first three months of 2003, stocks in non-U.S. markets surged in April. Overall, across the six-month period ended April 30, 2003, the MSCI EAFE Index gained 2.04%.

Share prices around the globe seemed to react favorably to the end of major conflict in Iraq in late March. After losing ground in the first quarter, most country indexes registered substantial gains in April and the MSCI EAFE Index advanced 9.9%.

In Asia, concerns related to the outbreak of severe acute respiratory syndrome
(SARS) impacted stock returns. The MSCI Singapore Index, for example, declined 12.9% during the six months ended April 30, 2003. Over the same period, the MSCI Japan Index declined 7.2%.

In Europe, stocks generally advanced, with the MSCI Europe Index gaining 4.4%. Economic reports, however, remained mixed and the European Central Bank left interest rates unchanged in April, waiting to see what effect the conflict in Iraq would have on Europe's sluggish economy.

Stocks in Brazil posted sharp gains during the period as investors showed increasing confidence in the administration of President Luiz Inacio Lula da Silva. The International Monetary Fund praised the nation's progress, saying the agency's $31 billion aid package to Brazil is among its most successful deals ever.

PERFORMANCE: For the six months ended April 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 1.11% compared to the MSCI EAFE Index, which returned 2.04%.

PORTFOLIO SPECIFICS: Substantial advances for positions in Brazil helped drive performance during the six months ended April 30, 2003. Brazil-based stocks registering gains included Eletrobras (electric utilities, 1.5% of net assets), and Telenorte Leste (diversified telecom services, 1.1% of net assets).

Strong returns for positions in select European nations also contributed to results. Holdings in Spain, including Repsol YPF (oil & gas, 3.1%) and Telefonica (diversified telecom services, 3.8%), advanced during the period.

Positions in countries such as France and Germany also registered gains. In contrast, holdings in the United Kingdom, the Netherlands and Asia tended to decline.

>From an industry perspective, holdings in the oil + gas and communications equipment industries were among the Fund's top performers. Positions such as Petro Brasileiro and Nortel Networks (Canada, communications equipment, 1.9%) advanced sharply during the period.

During the six-month period, we pared back on select holdings -- including Nortel Networks, Alcatel (France, communications equipment, 2.7%), and Tyco International (Bermuda, industrial conglomerates, 2.2%) -- as price appreciation lifted their portfolio weights toward our limits for individual securities. In other cases, such as Repsol YPF and Telefonos de Mexico (Mexico, diversified telecom services, 1.8%), we sold portions of our holdings to pursue other investment opportunities. We believe all of these pared back positions continue to offer potential for long-term price appreciation.

Over the period, we took advantage of recent price declines and purchased additional shares of select existing holdings at attractive prices. Positions we added to during the period included Hitachi (Japan, electronic equipment & instruments, 1.2%) and BAE Systems (United Kingdom, aerospace & defense, 1.8%). We sold PetroChina (China, oil & gas) to pursue other investment opportunities.

As of April 30, 2003 the Fund's most substantial country weightings remain in Japan and the United Kingdom. On an industry basis, the Fund's largest exposure lies in diversified telecom services.

MARKET OUTLOOK: While we monitor short-term events in international equity markets, our investment philosophy focuses on company-by-company analysis with a long-term perspective.

In all market environments, we search for and hold what we believe to be fundamentally sound companies trading at discounts to our estimates of their fair values. We believe this strategy will provide patient investors with favorable results.

Portfolio Managers' Report                          ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

                                             AVERAGE ANNUAL TOTAL RETURNS
                                         FOR THE PERIODS ENDED APRIL 30, 2003
                              --------------------------------------------------------------
                                                         SINCE INCEPTION     SINCE INCEPTION
                                                        OF CLASS A AND C       OF CLASS B
                              1 YEAR        5 YEAR          03/06/95            04/18/97
                              ------        ------          --------            --------
Including Sales Charge:
 Class A (1)                  -25.64%        0.15%           7.35%                  --
 Class B (2)                  -25.48%        0.34%             --                 4.85%
 Class C (3)                  -22.46%        0.63%           7.40%                  --
Excluding Sales Charge:
 Class A                      -21.12%        1.35%           8.13%                  --
 Class B                      -21.64%        0.65%             --                 4.85%
 Class C                      -21.69%        0.63%           7.40%                  --
MSCI EAFE Index               -15.92%       -5.23%           1.36%(4)            -1.54%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International Value Fund against the MSCI EAFE Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 03/01/95.

(5)  Since inception performance for the index is shown from 05/01/97.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The risks of foreign investing are generally intensified for investing in emerging markets. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the Fund's performance.

                See accompanying index descriptions on page 18.

ING PRECIOUS METALS FUND                              Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGER: James A. Vail, C.F.A., Portfolio Manager, ING Investments,
LLC.

GOAL: The ING Precious Metals Fund (the "Fund") seeks to attain capital appreciation and hedge against the loss of buying power of the U.S. Dollar as may be obtained through investment in gold and the securities of companies engaged in the mining or processing of gold throughout the world.

MARKET OVERVIEW: The fundamentals for the gold sector remain positive, fostered by heightened international tensions, U.S. Dollar weakness, lower interest rates globally, and reduced producer hedging. Additionally, the sector continues to consolidate bringing greater discipline to the production equation. Finally, gold as an investment, rather than solely a jewelry item is continuing to emerge as an alternative to financial assets.

PERFORMANCE: For the six months ended April 30, 2003, the Fund's Class A shares, excluding sales charges, returned 7.27% compared to the S&P 500 Index, Gold Bullion and FT Gold Mines Index which returned 4.47%, 6.26% and 3.22%, respectively, for the same period. The Fund's out performance reflects its holdings in intermediate producers where performance outpaced the larger names.

PORTFOLIO SPECIFICS: During the last six months the Fund reduced its holdings in the South African miners as the Rand soared, increasing the cost to the miners in local currencies and reducing the anticipated future earnings prospects for the sector. The Fund benefited specifically from its holdings in intermediate producers on a global scale led by Randgold Resources up 79% in the period followed by IAMGOLD up 48% and Glamis Gold up 34%. Toward the end of the period the Fund increased its position in Barrick Gold, traditionally shunned for its hedging position, however with new management, that policy is changing. Additionally, Barrick's production profile is among the most exciting in the industry.

MARKET OUTLOOK: Industry fundamentals continue strong and gold prices are consolidating at levels not seen in two years. The key going forward should be continued U.S. dollar weakness and fears of deflationary pressures. Additionally, the World Gold Council is proposing a gold based equity traded fund which would allow individuals to purchase an instrument directly redeemable into gold, adding incremental demand for gold itself. We continue to believe the outlook for the Fund is positive.

Portfolio Manager's Report                              ING PRECIOUS METALS FUND
--------------------------------------------------------------------------------

                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                       PERIODS ENDED APRIL 30, 2003
                                    ---------------------------------
                                    1 YEAR       5 YEAR       10 YEAR
                                    ------       ------       -------
Including Sales Charge:
 Class A (1)                       -3.08%          3.02%        0.45%
Excluding Sales Charge:
 Class A                            2.83%          4.27%        1.05%
S&P 500 Index                     -13.31%         -2.43%        9.66%
Gold Bullion                        9.26%          1.62%       -0.51%
FT Gold Mines Index               -10.78%         -2.98%       -3.17%

Based on a $10,000 initial investment, the table above illustrates the total return of ING Precious Metals Fund against the S&P 500 Index, Gold Bullion and FT Gold Mines Index. The Indices have no cash in their portfolio, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

PRINCIPAL RISK FACTOR(S): Price volatility due to non-diversification and concentration in the gold/precious metals industry. The market for gold and other precious metals is widely unregulated and is located in foreign countries that have the potential for instability. Precious metals earn no income, have higher transaction/storage costs and realize gain only with an increase in market price. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 18.

ING RUSSIA FUND                                       Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Samuel Oubadia, Senior Investment Manager -- Emerging Markets Equities, Michiel Bootsma, Investment Manager -- Emerging Markets Equities, Jan Wim Derks, Director -- Head of Emerging Markets Equities, Fritz Moolhuizen, Head of Equity Investments, with ING Investment Management Advisors B.V. the Sub-Adviser.

GOAL: The ING Russia Fund (the "Fund") seeks long-term capital appreciation through investments primarily in equity securities or Russian companies.

MARKET OVERVIEW: The period from the end of 2002 and the first part of 2003 saw a number of landmark developments in the history of the Russian equity market. Given the background of a stubbornly high oil price through most of the first quarter, it should not come as a surprise that most of these events took place in the Oil & Gas sector. Nevertheless, while certain oil stocks did perform well, larger gains were seen in a couple of the other prominent sectors. Overall, the Russian market rose almost 18.0% in the six-month period.

The first of these highly significant developments, and arguably the most important, was the announcement that BP PLC (BP) was entering into a 50/50 joint venture with one of Russia's largest oil companies, OAO Tyumen Oil Co. (TNK). The transaction, which will see BP pay U.S. $6.75 billion in cash and securities over a period of three years, marks the largest foreign direct investment in Russia. The move was somewhat of a trigger for the Russian market as several analysts anticipated that the deal would be a catalyst for similar moves by the other international oil majors.

Sure enough, the end of the period saw the announcement of the largest merger in Russian history. Although this was also a merger between two oil companies, the tie-up was a purely domestic one between Yukos and Sibneft. While the deal is not expected to close until the end of 2003, the new entity should be, in terms of valuation, by far the largest in the Russian market with a market capitalization of about U.S. $35.0 billion (based on current prices.) According to one analyst, the new entity will be a formidable force in the global oil & gas sector. It will be the world's sixth largest producer of oil and gas, and fourth largest in terms of reserves.

Finally, the consolidation of the fixed-line telecom sector was completed early in 2003. This consolidation began in 2002 and saw dozens of smaller, local companies, transformed into seven larger, regional telecom operators. Each of these has its own individual share listing. As the regional operators now represent larger companies (in terms of both revenue and number of subscribers) they are also, potentially, much more attractive investments.

PERFORMANCE: For the six months ended April 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 25.2%. In the same period the Moscow Times Index and Russian Trading System Index (RTS) returned 18.0% and 19.9%, respectively. The Fund's outperformance can be attributed to its large position in the telecom sector over the period under review. This includes the mobile operators and the fixed-line regional operators. The Fund also had positions in a number of the regional electricity producers, which performed very well.

PORTFOLIO SPECIFICS: As mentioned, Russia's mobile operators performed very well in the period under review. The Fund benefited from this performance as it had substantial positions in both of Russia's listed mobile companies. MTS, the country's largest mobile operator in terms of overall subscribers gained over 46.0%. Its largest competitor, Vimpelcom saw a similar rise of 41.0%. At the end of April, the total number of mobile subscribers in Russia had reached 22.2 million people, or a penetration rate of 15.0%. From the period of March 2002, until March 2003, the number of mobile subscribers in Russia more than doubled.

On the back of the consolidation mentioned earlier, the gains were just as impressive in the fixed-line sector. The shares of Uralsvyazinform rose 32.0%, and those of Volgatelecom soared almost 65.0%. The Fund held positions in both stocks. Some of the other regional operators saw more modest gains that were in line with the performance of the overall market.

In the spite of the remarkable performance of the telecom sector, the market's star performer over the period was the regional electricity producer, Mosenergo. The company generates and distributes electricity for the city of Moscow. The company's share price rocketed 118.0% over the period. However, this spectacular performance was likely less tied to fundamentals, as much as it was driven by one investor's attempt to accumulate a large enough stake in the company ahead of the eventual

Portfolio Managers' Report                                       ING RUSSIA FUND
--------------------------------------------------------------------------------

restructuring of the electricity sector. The Fund gradually reduced its position in Mosenergo throughout the period.

MARKET OUTLOOK: As it has been for some time, the macroeconomic outlook for Russia remains rather favorable. This is highlighted by forecasts for 2003 of real gross domestic product growth of 5-6%, a current account surplus of 2-3%, and a balanced federal budget. Inflation, while still in double-digits, has fallen steadily. These forecasts are underpinned by an average oil price estimate of $24.00-$25.00 per barrel. In other words, we are likely to see the oil price decline to levels closer to $20.00 per barrel by the end of 2003. As always, the possibility of a sharper fall is a risk, and would put the outlook for a balanced budget in doubt.

Aside from the positive macroeconomic outlook, the market has also been supported by the abundance of domestic liquidity. This liquidity stems from a reduction in `capital flight', and has been the main driver of the strong rally in the fixed income market. (Russian government bonds trade at only a 150-200 basis point spread over U.S. treasury bonds.) To a certain extent, this excess liquidity has already spilled over into the Russian equity market. However, given the rapid growth in central bank reserves, the level of domestic liquidity is likely to increase. This could lead to further strong gains in the equity market.

                                    AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                        PERIODS ENDED APRIL 30, 2003
                                   ----------------------------------------
                                                            SINCE INCEPTION
                                   1 YEAR       5 YEAR         07/03/96
                                   ------       ------         --------
Including Sales Charge:
 Class A (1)                        6.93%        2.29%           6.14%
Excluding Sales Charge:
 Class A                           13.47%        3.51%           7.06%
Moscow Times Index                  6.36%        9.56%          15.47%(2)
Russian Trading System Index       11.35%        7.84%          11.22%(2)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Russia Fund against the Moscow Times Index and Russian Trading System Index. The indices have no cash in their portfolio, impose no sales charge and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FOWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Since inception performance for the index is shown from 07/01/96.

Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

PRINCIPAL RISK FACTOR(S): Increased price volatility and other risks that accompany an investment in equity securities of issuers in a single region. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities.

                See accompanying index descriptions on page 18.

ING GLOBAL REAL ESTATE FUND                           Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Steven D. Burton, Kenneth D. Campbell and T. Ritson Ferguson, with Clarion CRA Securities, the Sub-Adviser.

GOAL: The ING Global Real Estate Fund (the "Fund") seeks to achieve high total return. The Fund invests at least 80% of its assets in a portfolio of equity securities of companies that are principally engaged in the real estate industry.

MARKET OVERVIEW: Property stocks around the world have benefited from strong performance relative to other equities as a result of the defensive nature of real estate. Defensive attributes include high free cash flow from long lease terms, healthy dividend yields, stable earnings growth, attractive valuations and low correlation to broad equities.

PERFORMANCE: For the six months ended April 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 7.68% compared to the Citigroup World Property Index which returned 5.85%.

PORTFOLIO SPECIFICS: The Fund continues to be overweighted in the defensive property types of grocery-anchored shopping centers, regional malls and warehouse industrial properties but is beginning to shift into sectors that we believe may respond better to an eventual economic recovery (such as apartments and the beaten down office sector). The Fund continues to be market weighted to overweighted in the more defensive European, U.S. and Australian markets.

Outperformance of +183 bps relative to the benchmark was 40% the result of strong country selection and 60% the result of strong stock selection. Overweights in the Netherlands, France and Spain combined with a sharp underweight in the underperforming Hong Kong market to contribute to relative outperformance. The Netherlands recorded +20.9% total return during this time period, France +18.3% and Spain +26%. The underweighted Hong Kong market, conversely, was -14.8% for the six months ended April 30th as deflationary woes continued to cause a lack of pricing power among property owners. Strong stock selection included concentrations in the outperforming mall and shopping center property types as well as companies leveraged to economies with above trand growth prospects, such as Urbis, a Spanish homebuilder.

MARKET OUTLOOK: Global property companies have provided strong absolute and relative returns when compared to broad equities over the past several years. Through an average 5% dividend yield plus 1-3% prospective annual earnings growth, global property stocks continue to be well positioned to conservatively deliver total returns in the high single digit range per annum, and possibly the low double digit range, over the next several years. Valuations remain attractive as real estate stocks trade at 20% discounts to estimated private market valuations and dividend yields average in the 5 to 6% range. Additionally, the low correlation with broad equities continues to provide diversification benefits in a volatile equities environment.

Portfolio Managers' Report                           ING GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------

                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED APRIL 30, 2003
                                     --------------------------------------------------------------------
                                                  SINCE INCEPTION     SINCE INCEPTION     SINCE INCEPTION
                                                     OF CLASS A          OF CLASS B          OF CLASS C
                                      1 YEAR          11/05/01            3/15/02              1/8/02
                                      ------          --------            -------              ------
Including Sales Charge:
 Class A (1)                           -5.48%           6.05%                 --                 --
 Class B (2)                           -5.02%             --               -0.99%                --
 Class C (3)                           -1.29%             --                  --               4.50%
Excluding Sales Charge:
 Class A                                0.26%           2.42%                 --                 --
 Class B                                0.34%             --                2.42%                --
 Class C                               -0.35%             --                  --               4.50%
Citigroup World Property Index         -3.28%           7.14%(4)            4.14%(5)           3.68%(6)

Based upon a $10,000 initial investment, the table above illustrates the total return of ING Global Real Estate Fund against the Citigroup World Property Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)  Since inception performance for the index is shown from 11/01/01.

(5)  Since inception performance for the index is shown from 3/1/02.

(6)  Since inception performance for the index is shown from 1/1/02.

PRINCIPAL RISK FACTOR(S): Investments in issuers that are principally engaged in real estate, including REITs (Real Estate Investment Trust), may subject the Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

                See accompanying index descriptions on page 18.

ING WORLDWIDE GROWTH FUND                             Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Domestic Equity Component: Managed by a team of investment professionals lead by James Vail, ING Investments, LLC. International
Component: Managed by a team of investment professionals lead by Philip Schwartz and Richard Saler, Senior Vice Presidents, ING Investments, LLC.

GOAL: The ING Worldwide Growth Fund (the "Fund") seeks maximum long-term capital appreciation.

MARKET OVERVIEW:

DOMESTIC: The overall domestic equity market was little changed for the six-month period ended April 30, 2003 notwithstanding severe gyrations within the period primarily due to fears surrounding the buildup to Operation Enduring Freedom, and the subsequent rally in equities as the Iraqi campaign was far more successful than many expected.

During the period the Federal Reserve left overnight lending rates unchanged at 1.25% after a sustained period of easing while 10-year government bonds declined 20 basis points to 3.85% as the bond market continued to predict sustained low inflation. The U.S. dollar declined 12% against the Euro and 3% against the Yen during the period as U.S. rates stayed low and overseas investors withdrew to stronger currencies amid nagging U.S. economic uncertainties.

Within the market, the best performing sectors of the Russell 1000 Growth Index were Utilities, Materials and Industrials while the worst performers were Consumer Staples and Financials. The largest components of the Index, Health Care and Information Technology were slightly positive for the period. In general, many of the companies that had been under severe price pressure reported strong performances as the market became more comfortable with future prospects. Indeed, with record low interest rates, corporate earnings showing recovery and equity friendly tax and dividend policies in place, we believe the prospects for continued improving performance in the U.S. Equity markets remain solid.

INTERNATIONAL: The six-month period ended April 30, 2003 showed relatively little change for the major markets, compared to the volatility of the last three years. In dollar terms, the MSCI EAFE Index rose 0.6%, and Europe gained 2.7%, while Japan declined by 7.8%. As the larger foreign markets struggled, better performance was found in Asia ex-Japan, emerging markets and the U.S., which rose by 3.8%, 4.2%, and 3.7%, respectively. In October of last year, a rally materialized, which faded quickly into January. Markets shifted from a focus on economic recovery to potential repercussions of war in Iraq, and gave back all the gains. World market declines in March were particularly acute, as war and deflation fears together raised questions of systemic risk. Within days of the onset of war, markets then staged a sharp reversal from oversold lows, which continued through April.

There were good reasons for the relatively weak showing of developed foreign markets. In the eurozone, gross domestic product ("GDP") growth stalled after an anemic bounce back to 1.2% during 2002. Economic pressure created by a lack of major reform became more evident, especially in a weak environment. Adding pressure to Europe's competitiveness was the 20% fall in the dollar versus the euro. Germany, in particular, looks close to deflationary conditions, but is lacking a credible recovery strategy. The threat of a capital shortage among European insurance companies was also worrisome during this period. These worries led to sharp declines in many financial stocks, bringing market indexes down with them.

Japan emerged from recession, at least temporarily, showing GDP growth of 2.7% in the first quarter of 2003. Japanese markets continued their long slide as no real progress was made towards structural reform. Hopes for continuing the export-led recovery faded in the first quarter. China and pockets of emerging markets did show some strength, but even there, forecasts were reduced due to the Severe Acute Respiratory Syndrome (SARS) outbreak.

At the end of April, markets worldwide were anticipating economic recovery, while recent numbers indicated weakness. The markets were expecting signs of growth fairly soon.

PERFORMANCE: For the six-month period ended April 30, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 0.16%, compared to the MSCI World Index, which returned 3.88% for the same period.

PORTFOLIO SPECIFICS:

DOMESTIC: The Fund remained well diversified with the largest sectors being Information Technology and Health Care. The Fund was not exposed to the Food Beverage & Tobacco sector, which saw many stocks decline. Disappointing performance was seen in the Information Technology sector where despite being overweight the Index, the Fund suffered from individual stock selection.

INTERNATIONAL: The Fund remained well diversified. Despite a cloudy outlook, steep multiyear declines meant equity prices were becoming more attractive. Stock selection focused on financially strong companies that could weather difficult times. The Fund was underweight financials 1.5%. We were concerned about deterioration in bank loan books, which led to our underweighting banks. Utilities did not offer good value since they had enjoyed two years of relative outperformance. The Fund was about 2% overweight in energy, where oil stocks offered attractive dividend yields and had ignored the sharp rise in oil prices.

The Fund benefited from strong gains in Credit Lyonnais, which advanced 55% on a takeover offer. Also helping returns was Teva Pharmaceutical, up 21% on strong drug sales and Food and Drug Administration (FDA) approvals. Disappointing stocks were Sony, down 43% on weak consumer electronics sales, and Aegon, down 22% in tandem with many European insurance stocks.

Portfolio Manager's Report                             ING WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

MARKET OUTLOOK:

DOMESTIC: The overall outlook remains quite positive for U.S. Equities. Continued low interest rates, recovering corporate earnings resulting from cost cutting during bad times and positive fiscal stimulus all bode well for the market. The Fund continues to be positioned to take advantage of a recovering economy and eventual increases in corporate spending by focusing on the Information Technology and select Consumer Discretionary companies.

INTERNATIONAL: The outlook for international equities has improved over the past month, in our opinion. Although the geopolitical environment is far from stable, the end of the Iraq war eliminates a major risk. Falling bond yields, especially in the high yield sector, are providing a major stimulus to business. The weakness of the dollar is also becoming an important issue. A weak dollar is a stimulant to the U.S. economy; however, this may put additional pressure on European and Japanese economies. It is highly likely the European Central Bank will move to cut interest rates aggressively. Unfortunately for Japan, rate cuts are no longer an option as they are already near 0%. Despite the recent rise in equity prices, valuation remains reasonably attractive overseas. Our opinion is more favorable toward stocks. Fixed income alternatives look expensive and corporate earnings look set to improve in the second half of 2003 and into next year.

In light of a more positive outlook, we have continued to reduce weightings in consumer staples and pharmaceuticals. We have also added to sectors that are more geared to economic growth, such as industrials and capital goods.

                       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED APRIL 30, 2003
                       -----------------------------------------------------------------
                                                                     SINCE INCEPTION
                                                                       OF CLASS B
                              1 YEAR         5 YEAR      10 YEAR         5/31/95
                              ------         ------      -------         -------
Including Sales Charge:
 Class A (1)                  -24.98%         -3.83%      6.10%             --
 Class B (2)                  -24.85%         -3.62%        --            5.27%
 Class C (3)                  -21.66%         -3.29%      6.06%             --
Excluding Sales Charge:
 Class A                      -20.40%         -2.68%      6.73%             --
 Class B                      -20.89%         -3.32%        --            5.27%
 Class C                      -20.87%         -3.29%      6.06%             --
MSCI World Index              -14.16%         -3.91%      5.69%           4.24%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Worldwide Growth Fund against the MSCI World Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 06/01/95.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. The Fund may also invest in small and medium sized companies, which may be more susceptible to price volatility than larger companies. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 18.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 INDEX is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The MSCI EAFE INDEX is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

The MSCI EMF INDEX is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

The MSCI WORLD INDEX is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The SALOMON EPAC EM INDEX is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.

The MSCI FAR EAST FREE EX-JAPAN INDEX measures performance of securities listed on exchanges in the Far East markets excluding Japan.

The MOSCOW TIMES INDEX is an unmanaged index that measures the performance of 50 Russian stocks considered to represent the most liquid and most highly capitalized Russian stocks.

The RUSSIAN TRADING SYSTEM is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia's 106 most active stocks traded on the Russian Trading System. The index is operated by the National Association of Participants in the Securities Markets (NAUFOR), a non-profit body.

The GOLD BULLION is a commodity traded on the New York Mercantile Exchange.

The MSCI JAPAN INDEX is a capitalization weighted index that monitors the performance of stocks from the country of Japan.

The MSCI EUROPE INDEX is a capitalization weighted index that monitors the performance of stocks from all the countries that make up the continent of Europe.

The CITIGROUP WORLD PROPERTY INDEX (formerly known as Salomon Smith Barney World Property Index) is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

The MSCI SINGAPORE INDEX is an unmanaged index that measures the performance of the Singapore stock market.

The RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The FINANCIAL TIMES (FT) GOLD MINES INDEX is an unmanaged cap weighted index that is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

     STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------


                                                                                                       ING
                                                                   ING                            INTERNATIONAL           ING
                                                                 EMERGING            ING             SMALLCAP        INTERNATIONAL
                                                                COUNTRIES       INTERNATIONAL         GROWTH             VALUE
                                                                   FUND              FUND              FUND              FUND
                                                              ---------------   ---------------   ---------------   ---------------
ASSETS:
Investments in securities, at value*                          $    95,575,608   $    68,561,204   $   268,308,477   $ 2,451,924,363
Cash                                                                6,274,067         9,583,542        21,736,562        20,368,050
Foreign currencies at value**                                       1,905,272           399,087           311,564                --
Receivables:
  Investment securities sold                                          768,009           360,880           361,786        29,689,150
  Fund shares sold                                                  5,065,087           716,261         9,096,532         1,026,751
  Dividends and interest                                              561,091           405,397         1,422,609        17,354,659
  Other                                                                    --            14,860                --                --
Other investments                                                  10,203,838         5,781,960        36,062,980       503,374,914
Prepaid expenses                                                       37,929            31,675            42,519           142,562
Reimbursement due from manager                                         12,763             3,863                --                --
                                                              ---------------   ---------------   ---------------   ---------------
  Total assets                                                    120,403,664        85,858,729       337,343,029     3,023,880,449
                                                              ---------------   ---------------   ---------------   ---------------
LIABILITIES:
Payable for investment securities purchased                                --         2,502,216         4,474,669                --
Payable for fund shares redeemed                                      971,788         1,193,572         6,287,950         4,339,119
Payable for securities loaned                                      10,203,838         5,781,960        36,062,980       503,374,914
Payable to affiliates                                                 148,142            90,886           365,971         3,653,598
Payable for trustee fees                                              125,720            82,713             5,942            31,150
Other accrued expenses and liabilities                                313,602           149,735           466,404         2,092,198
                                                              ---------------   ---------------   ---------------   ---------------
  Total liabilities                                                11,763,090         9,801,082        47,663,916       513,490,979
                                                              ---------------   ---------------   ---------------   ---------------
NET ASSETS                                                    $   108,640,574   $    76,057,647   $   289,679,113   $ 2,510,389,470
                                                              ===============   ===============   ===============   ===============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                               $   280,772,575   $   119,609,239   $   541,343,602   $ 3,503,055,413
Undistributed net investment income (accumulated net
 investment loss)                                                     204,204           (55,453)         (658,797)        6,012,233
Accumulated net realized loss on investments and foreign
 currencies (net of foreign tax on the sale of Indian
 investments of $2,200, $0, $0 and $0, respectively -- see
 Note 2)                                                         (183,437,432)      (40,250,115)     (270,513,550)     (127,614,187)
Net unrealized appreciation (depreciation) of investments
 and foreign currencies                                            11,101,227        (3,246,024)       19,507,858      (871,063,989)
                                                              ---------------   ---------------   ---------------   ---------------
NET ASSETS                                                    $   108,640,574   $    76,057,647   $   289,679,113   $ 2,510,389,470
                                                              ===============   ===============   ===============   ===============
* Cost of securities                                          $    84,504,194   $    71,828,629   $   248,851,098   $ 3,323,915,951
** Cost of foreign currencies                                 $     1,873,068   $       399,087   $       312,730   $            --

                 See Accompanying Notes to Financial Statements

     STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2003 (Unaudited)
                                  (Continued)
--------------------------------------------------------------------------------



                                                                                                  ING
                                                             ING                             INTERNATIONAL            ING
                                                           EMERGING            ING             SMALLCAP          INTERNATIONAL
                                                          COUNTRIES       INTERNATIONAL         GROWTH               VALUE
                                                             FUND              FUND              FUND                FUND
                                                        -------------     -------------     --------------     ----------------
CLASS A:
  Net assets                                            $  62,407,962     $  35,868,055     $  126,780,868     $  1,259,957,616
  Shares authorized                                       unlimited         unlimited         unlimited           unlimited
  Par value                                             $        0.00     $        0.00     $         0.00     $           0.01
  Shares outstanding                                        4,916,851         5,126,485          6,757,650          122,777,088
  Net asset value and redemption price per share        $       12.69     $        7.00     $        18.76     $          10.26
  Maximum offering price per share (5.75%)(1)           $       13.46     $        7.43     $        19.90     $          10.89
CLASS B:
  Net assets                                            $  13,574,616     $  10,257,951     $   48,600,567     $    340,061,027
  Shares authorized                                       unlimited         unlimited         unlimited           unlimited
  Par value                                             $        0.00     $        0.00     $         0.00     $           0.01
  Shares outstanding                                        1,076,882         1,502,174          2,477,373           33,648,128
  Net asset value and redemption price per share(2)     $       12.61     $        6.83     $        19.62     $          10.11
  Maximum offering price per share                      $       12.61     $        6.83     $        19.62     $          10.11
CLASS C:
  Net assets                                            $   8,914,639     $  12,271,213     $   41,734,293     $    514,362,194
  Shares authorized                                       unlimited         unlimited         unlimited           unlimited
  Par value                                             $        0.00     $        0.00     $         0.00     $           0.01
  Shares outstanding                                          743,198         1,796,508          2,320,373           51,009,083
  Net asset value and redemption price per share(2)     $       11.99     $        6.83     $        17.99     $          10.08
  Maximum offering price per share                      $       11.99     $        6.83     $        17.99     $          10.08
CLASS I:
  Net assets                                                 n/a          $   9,090,876          n/a           $    370,828,123
  Shares authorized                                          n/a            unlimited            n/a              unlimited
  Par value                                                  n/a          $        0.00          n/a           $           0.01
  Shares outstanding                                         n/a              1,303,502          n/a                 36,113,525
  Net asset value and redemption price per share             n/a          $        6.97          n/a           $          10.27
  Maximum offering price per share                           n/a          $        6.97          n/a           $          10.27
CLASS M:
  Net assets                                            $     979,892          n/a               n/a                 n/a
  Shares authorized                                       unlimited            n/a               n/a                 n/a
  Par value                                             $        0.00          n/a               n/a                 n/a
  Shares outstanding                                           77,940          n/a               n/a                 n/a
  Net asset value and redemption price per share        $       12.57          n/a               n/a                 n/a
  Maximum offering price per share (3.50%)(3)           $       13.03          n/a               n/a                 n/a
CLASS Q:
  Net assets                                            $  22,763,465     $   8,569,552     $   72,563,385     $     25,180,510
  Shares authorized                                       unlimited         unlimited         unlimited           unlimited
  Par value                                             $        0.00     $        0.00     $         0.00     $           0.01
  Shares outstanding                                        1,740,125         1,232,429          3,625,005            2,453,204
  Net asset value and redemption price per share        $       13.08     $        6.95     $        20.02     $          10.26
  Maximum offering price per share                      $       13.08     $        6.95     $        20.02     $          10.26

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

     STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------


                                                                 ING                                ING              ING
                                                               PRECIOUS            ING             GLOBAL         WORLDWIDE
                                                                METALS            RUSSIA        REAL ESTATE        GROWTH
                                                                 FUND              FUND             FUND            FUND
                                                            -------------     -------------    ------------    --------------
ASSETS:
Investments in securities, at value*                        $  59,973,242     $  99,142,119    $ 28,073,668    $  144,818,937
Cash                                                           12,169,482        14,055,965       1,950,829         7,996,466
Foreign currencies at value**                                         --                --              --            402,385
Receivables:
  Investment securities sold                                      901,049           847,312         125,048           373,044
  Fund shares sold                                                267,526           839,428         454,085         2,442,345
  Dividends and interest                                           41,898           275,731         184,830           669,846
Other investments                                               4,181,950         8,795,850          90,000         7,090,464
Prepaid expenses                                                   12,647            10,596          25,660            35,312
Reimbursement due from manager                                        --                --           16,793            12,970
                                                            -------------     -------------    ------------    --------------
  Total assets                                                 77,547,794       123,967,001      30,920,913       163,841,769
                                                            -------------     -------------    ------------    --------------
LIABILITIES:
Payable for investment securities purchased                           --            480,000         513,000         2,496,517
Payable for fund shares redeemed                                  765,676           192,745             --          1,719,553
Payable for securities loaned                                   4,181,950         8,795,850          90,000         7,090,464
Payable to affiliates                                              80,140           129,937          33,289           213,311
Payable for trustee fees                                          130,382            61,445             872            63,090
Other accrued expenses and liabilities                            124,735           186,489         152,031           374,573
                                                            -------------     -------------    ------------    --------------
  Total liabilities                                             5,282,883         9,846,466         789,192        11,957,508
                                                            -------------     -------------    ------------    --------------
NET ASSETS                                                  $  72,264,911     $ 114,120,535    $ 30,131,721    $  151,884,261
                                                            =============     =============    ============    ==============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                             $ 130,412,283     $ 148,673,481    $ 28,619,714    $  390,671,652
Undistributed net investment income (accumulated net
 investment loss)                                                (190,232)         (542,834)        334,156          (599,382)
Accumulated net realized loss on investments and foreign
 currencies                                                   (66,513,091)      (61,049,430)       (603,859)     (245,228,918)
Net unrealized appreciation of investments and foreign
 currencies                                                     8,555,951        27,039,318       1,781,710         7,040,909
                                                            -------------     -------------    ------------    --------------
NET ASSETS                                                  $  72,264,911     $ 114,120,535    $ 30,131,721    $  151,884,261
                                                            =============     =============    ============    ==============
* Cost of securities                                        $  51,419,253     $  72,102,801    $ 26,294,575    $  137,828,704
** Cost of foreign currencies                               $         --      $         --     $        --     $      402,335

                 See Accompanying Notes to Financial Statements

     STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2003 (Unaudited)
                                  (Continued)
--------------------------------------------------------------------------------

                                                             ING                                  ING              ING
                                                           PRECIOUS             ING             GLOBAL          WORLDWIDE
                                                            METALS            RUSSIA          REAL ESTATE         GROWTH
                                                             FUND              FUND              FUND              FUND
                                                        -------------     --------------     ------------     -------------
CLASS A:
  Net assets                                            $  72,264,911     $  114,120,535     $ 27,611,198     $  65,569,613
  Shares authorized                                       unlimited         unlimited         unlimited         unlimited
  Par value                                             $        0.00     $         0.00     $       0.00     $        0.00
  Shares outstanding                                       15,300,694          7,571,761        2,571,411         5,298,562
  Net asset value and redemption price per share        $        4.72     $        15.07     $      10.74     $       12.37
  Maximum offering price per share (5.75%)(1)           $        5.01     $        15.99     $      11.40     $       13.12
CLASS B:
  Net assets                                                 n/a               n/a           $    757,390     $  33,701,081
  Shares authorized                                          n/a               n/a            unlimited         unlimited
  Par value                                                  n/a               n/a           $       0.00     $        0.00
  Shares outstanding                                         n/a               n/a                 78,244         2,473,128
  Net asset value and redemption price per share(2)          n/a               n/a           $       9.68     $       13.63
  Maximum offering price per share                           n/a               n/a           $       9.68     $       13.63
CLASS C:
  Net assets                                                 n/a               n/a           $  1,763,133     $  43,446,681
  Shares authorized                                          n/a               n/a            unlimited         unlimited
  Par value                                                  n/a               n/a           $       0.00     $        0.00
  Shares outstanding                                         n/a               n/a                176,566         3,583,072
  Net asset value and redemption price per share(2)          n/a               n/a           $       9.99     $       12.13
  Maximum offering price per share                           n/a               n/a           $       9.99     $       12.13
CLASS Q:
  Net assets                                                 n/a               n/a               n/a          $   9,166,886
  Shares authorized                                          n/a               n/a               n/a            unlimited
  Par value                                                  n/a               n/a               n/a          $        0.00
  Shares outstanding                                         n/a               n/a               n/a                637,100
  Net asset value and redemption price per share             n/a               n/a               n/a          $       14.39
  Maximum offering price per share                           n/a               n/a               n/a          $       14.39

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF OPERATIONS for six months ended April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                ING
                                                                  ING                       INTERNATIONAL        ING
                                                                EMERGING          ING         SMALLCAP      INTERNATIONAL
                                                               COUNTRIES     INTERNATIONAL     GROWTH           VALUE
                                                                  FUND            FUND          FUND             FUND
                                                              ------------    ------------   -----------     ------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*                             $ 1,405,446     $    892,946   $ 2,348,533     $ 30,341,069
Interest                                                           10,125           27,715        54,851           72,565
Other                                                               1,429              881            10            4,243
Securities loaned income                                            6,878            7,144        90,607          252,464
                                                              -----------     ------------   -----------     ------------
  Total investment income                                       1,423,878          928,686     2,494,001       30,670,341
                                                              -----------     ------------   -----------     ------------
EXPENSES:
Investment advisory and management fees                           646,101          367,148     1,402,710       12,765,885
Distribution and service fees:
  Class A                                                         103,013           44,819       208,784        1,915,947
  Class B                                                          70,824           50,365       247,675        1,763,850
  Class C                                                          43,813           61,761       215,373        2,662,929
  Class M                                                           3,960              --            --               --
  Class Q                                                          25,660            9,247        85,784           33,031
Transfer agent fees:
  Class A                                                          76,818           51,273       164,838        1,014,104
  Class B                                                          18,485           14,406        68,408          284,234
  Class C                                                          11,436           17,663        59,447          429,114
  Class I                                                             --               271           --             5,286
  Class M                                                           1,378              --            --               --
  Class Q                                                           3,490              259         8,234              561
Administrative service fees                                        51,688           36,715       140,271        2,076,609
Custody and accounting expense                                     85,160           23,515       133,584          546,639
Shareholder reporting expense                                      36,087           14,165        74,009          701,608
Registration fees                                                  47,466           33,012        43,133           87,171
Professional fees                                                  16,230            5,148        27,287          242,381
Trustee fees                                                        2,148            1,039         9,041           61,902
Miscellaneous expense                                              20,224            3,259        10,387           65,646
                                                              -----------     ------------   -----------     ------------
                                                                1,263,981          734,065     2,898,965       24,656,897
Less:
  Net waived and reimbursed fees                                   44,307           15,106           --               --
                                                              -----------     ------------   -----------     ------------
  Total expenses                                                1,219,674          718,959     2,898,965       24,656,897
                                                              -----------     ------------   -----------     ------------
Net investment income (loss)                                      204,204          209,727      (404,964)       6,013,444
                                                              -----------     ------------   -----------     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on investments
 (net of foreign tax on sale of Indian
 investments of $2,200, $0, $0, and $0,
 respectively -- Note 2)                                       (3,079,378)      (4,386,774)  (42,266,358)    (127,531,190)
Net realized gain (loss) on foreign currencies                    (71,799)          (3,791)   11,380,711          (89,159)
Net change in unrealized appreciation (depreciation) of
 investments and foreign currencies                             5,675,488        3,267,014    38,114,066      143,916,858
                                                              -----------     ------------   -----------     ------------
  Net realized and unrealized gain (loss) on investments
   and foreign currencies                                       2,524,311       (1,123,551)    7,228,419       16,296,509
                                                              -----------     ------------   -----------     ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ 2,728,515     $   (913,824)  $ 6,823,455     $ 22,309,953
                                                              ===========     ============   ===========     ============
* Foreign taxes                                               $   193,457     $    103,760   $   309,723     $  4,967,798

                 See Accompanying Notes to Financial Statements

   STATEMENTS OF OPERATIONS for six months ended April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                     ING                             ING             ING
                                                                  PRECIOUS           ING            GLOBAL        WORLDWIDE
                                                                   METALS           RUSSIA        REAL ESTATE       GROWTH
                                                                    FUND             FUND             FUND           FUND
                                                               -------------     ------------     -----------    ------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*                              $     353,046     $    402,734     $ 1,152,530    $  1,064,207
Interest                                                              38,907           15,493           2,879          24,159
Other                                                                 30,533              --              --              --
Securities loaned income                                              22,137            5,963           8,513           7,147
                                                               -------------     ------------     -----------    ------------
  Total investment income                                            444,623          424,190       1,163,922       1,095,513
                                                               -------------     ------------     -----------    ------------
EXPENSES:
Investment advisory and management fees                              357,978          565,932         141,005         778,225
Distribution and service fees:
  Class A                                                             98,664          113,186          32,511         113,390
  Class B                                                                --               --            3,737         177,695
  Class C                                                                --               --            7,223         231,861
  Class Q                                                                --               --              --           11,175
Transfer agent fees:
  Class A                                                             63,379           45,875          21,067          91,036
  Class B                                                                --               --              605          49,932
  Class C                                                                --               --            1,170          65,153
  Class Q                                                                --               --              --            4,202
Administrative service fees                                           39,466           45,275          14,100          77,823
Custody and accounting expense                                        28,061          128,991          22,689          49,298
Shareholder reporting expense                                         24,254           18,100          10,344          41,213
Registration fees                                                     11,314           16,859          24,627          32,765
Professional fees                                                      7,769           15,140           3,939          17,670
Trustee fees                                                           1,287            3,913             767           3,043
Offering expense                                                         --               --           68,185             --
Miscellaneous expense                                                  2,683            8,554           2,130           6,893
                                                               -------------     ------------     -----------    ------------
                                                                     634,855          961,825         354,099       1,751,374
Less:
  Net waived and reimbursed fees                                         --               --           98,460          56,479
                                                               -------------     ------------     -----------    ------------
  Total expenses                                                     634,855          961,825         255,639       1,694,895
                                                               -------------     ------------     -----------    ------------
Net investment income (loss)                                        (190,232)        (537,635)        908,283        (599,382)
                                                               -------------     ------------     -----------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments                           16,284,152        1,648,194        (602,112)     (9,687,905)
Net realized gain (loss) on foreign currencies                      (130,089)             --            1,063         (21,825)
Net change in unrealized appreciation (depreciation) of
 investments and foreign currencies                              (10,162,320)      20,372,664       1,825,958       9,846,350
                                                               -------------     ------------     -----------    ------------
  Net realized and unrealized gain (loss) on investments
   and foreign currencies                                          5,991,743       22,020,858       1,224,909         136,620
                                                               -------------     ------------     -----------    ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $   5,801,511     $ 21,483,223     $ 2,133,192    $   (462,762)
                                                               =============     ============     ===========    ============
* Foreign taxes                                                $      23,778     $     74,885     $    69,736    $    116,035

                 See Accompanying Notes to Financial Statements

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                                   ING                            ING
                                                                            EMERGING COUNTRIES               INTERNATIONAL
                                                                                   FUND                           FUND
                                                                      -----------------------------   -----------------------------
                                                                        SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                                                          ENDED           ENDED            ENDED           ENDED
                                                                         APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                                                           2003            2002            2003            2002
                                                                      -------------   -------------   -------------   -------------
FROM OPERATIONS:
Net investment income (loss)                                          $     204,204   $    (834,118)  $     209,727   $    (217,920)
Net realized loss on investments and foreign currencies                  (3,151,177)    (21,740,055)     (4,390,565)    (10,118,464)
Net change in unrealized appreciation (depreciation) of
 investments and foreign currencies                                       5,675,488      32,027,083       3,267,014      (2,700,015)
                                                                      -------------   -------------   -------------   -------------
Increase (decrease) in net assets resulting from operations               2,728,515       9,452,910        (913,824)    (13,036,399)
                                                                      -------------   -------------   -------------   -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                                        --          (1,786)       (168,248)             --
  Class C                                                                        --              --          (1,612)             --
  Class I                                                                        --              --         (50,182)             --
  Class M                                                                        --              --         (45,138)             --
  Class Q                                                                        --          (1,105)             --              --
                                                                      -------------   -------------   -------------   -------------
Total distributions                                                              --          (2,891)       (265,180)             --
                                                                      -------------   -------------   -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                        152,759,856     216,145,026      80,387,455     102,371,057
Dividends reinvested                                                             --           2,537         238,238              --
Redemption fee proceeds                                                          --              --         173,797         132,507
Net assets received in connection with
 reorganization (Note 13)                                                        --      10,040,276              --      37,276,905
                                                                      -------------   -------------   -------------   -------------
                                                                        152,759,856     226,187,839      80,799,490     139,780,469
Cost of shares redeemed                                                (155,835,956)   (248,063,246)    (82,839,974)    (88,437,578)
                                                                      -------------   -------------   -------------   -------------
Net increase (decrease) in net assets resulting from
 capital share transactions                                              (3,076,100)    (21,875,407)     (2,040,484)     51,342,891
                                                                      -------------   -------------   -------------   -------------
Net increase (decrease) in net assets                                      (347,585)    (12,425,388)     (3,219,488)     38,306,492
Net assets, beginning of period                                         108,988,159     121,413,547      79,277,135      40,970,643
                                                                      -------------   -------------   -------------   -------------
Net assets, end of period                                             $ 108,640,574   $ 108,988,159   $  76,057,647   $  79,277,135
                                                                      =============   =============   =============   =============
Undistributed net investment income (accumulated
 net investment loss)                                                 $     204,204   $          --   $     (55,453)  $          --
                                                                      =============   =============   =============   =============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                              ING
                                                                          INTERNATIONAL                        ING
                                                                        SMALLCAP GROWTH                   INTERNATIONAL
                                                                          GROWTH FUND                       VALUE FUND
                                                              ---------------------------------   ---------------------------------
                                                                 SIX MONTHS           YEAR           SIX MONTHS           YEAR
                                                                    ENDED             ENDED             ENDED             ENDED
                                                                  APRIL 30,        OCTOBER 31,        APRIL 30,        OCTOBER 31,
                                                                    2003              2002              2003              2002
                                                              ---------------   ---------------   ---------------   ---------------
FROM OPERATIONS:
Net investment income (loss)                                  $      (404,964)  $    (1,729,234)  $     6,013,444   $    11,052,808
Net realized gain (loss) on investments and foreign
 currencies                                                       (30,885,647)      (53,391,247)     (127,620,349)       52,071,566
Net change in unrealized appreciation (depreciation) of
 investments and foreign currencies                                38,114,066         1,153,419       143,916,858      (564,489,564)
                                                              ---------------   ---------------   ---------------   ---------------
Increase (decrease) in net assets resulting from
 operations                                                         6,823,455       (53,967,062)       22,309,953      (501,365,190)
                                                              ---------------   ---------------   ---------------   ---------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                                  --                --        (6,749,895)       (9,049,951)
  Class B                                                                  --                --                --           (97,412)
  Class C                                                                  --                --                --          (119,172)
  Class I                                                                  --                --        (3,415,778)       (2,526,944)
  Class Q                                                                  --                --          (275,730)         (250,541)
Net realized gain from investments:
  Class A                                                                  --                --       (26,207,763)      (25,504,406)
  Class B                                                                  --                --        (7,376,884)       (8,951,514)
  Class C                                                                  --                --       (11,254,215)      (12,776,248)
  Class I                                                                  --                --        (7,198,805)       (4,759,757)
  Class Q                                                                  --                --          (571,558)         (784,233)
                                                              ---------------   ---------------   ---------------   ---------------
Total distributions                                                        --                --       (63,050,628)      (64,820,178)
                                                              ---------------   ---------------   ---------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  392,413,421       814,783,487       174,747,454     2,229,434,327
Dividends reinvested                                                       --                --        47,901,712        48,205,060
                                                              ---------------   ---------------   ---------------   ---------------
                                                                  392,413,421       814,783,487       222,649,166     2,277,639,387
Cost of shares redeemed                                          (402,530,373)     (856,597,344)     (379,719,750)   (1,485,994,863)
                                                              ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting from
 capital share transactions                                       (10,116,952)      (41,813,857)     (157,070,584)      791,644,524
                                                              ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets                              (3,293,497)      (95,780,919)     (197,811,259)      225,459,156
Net assets, beginning of period                                   292,972,610       388,753,529     2,708,200,729     2,482,741,573
                                                              ---------------   ---------------   ---------------   ---------------
Net assets, end of period                                     $   289,679,113   $   292,972,610   $ 2,510,389,470   $ 2,708,200,729
                                                              ===============   ===============   ===============   ===============
Undistributed net investment income (accumulated
 net investment loss)                                         $      (658,797)  $      (253,833)  $     6,012,233   $    10,440,192
                                                              ===============   ===============   ===============   ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                                ING                               ING
                                                                          PRECIOUS METALS                        RUSSIA
                                                                                FUND                              FUND
                                                                   ------------------------------    ------------------------------
                                                                     SIX MONTHS         YEAR          SIX MONTHS           YEAR
                                                                        ENDED           ENDED            ENDED             ENDED
                                                                      APRIL 30,      OCTOBER 31,       APRIL 30,        OCTOBER 31,
                                                                        2003             2002             2003             2002
                                                                   -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                                       $    (190,232)   $    (246,612)   $    (537,635)   $   1,221,694
Net realized gain on investments and foreign currencies               16,154,063       13,345,790        1,648,194       10,582,073
Net change in unrealized appreciation (depreciation) of
 investments and foreign currencies                                  (10,162,320)      12,849,763       20,372,664       13,682,689
                                                                   -------------    -------------    -------------    -------------
Increase in net assets resulting from operations                       5,801,511       25,948,941       21,483,223       25,486,456
                                                                   -------------    -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                                     --         (302,618)        (830,443)              --
                                                                   -------------    -------------    -------------    -------------
Total distributions                                                           --         (302,618)        (830,443)              --
                                                                   -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                      13,172,544       23,370,196       21,816,074       74,776,336
Dividends reinvested                                                          --          276,307          760,437               --
Redemption fee proceeds                                                       --               --           64,904          156,582
                                                                   -------------    -------------    -------------    -------------
                                                                      13,172,544       23,646,503       22,641,415       74,932,918
Cost of shares redeemed                                              (19,054,856)     (37,510,436)     (14,831,386)     (63,780,444)
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
 capital share transactions                                           (5,882,312)     (13,863,933)       7,810,029       11,152,474
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                                    (80,801)      11,782,390       28,462,809       36,638,930
Net assets, beginning of period                                       72,345,712       60,563,322       85,657,726       49,018,796
                                                                   -------------    -------------    -------------    -------------
Net assets, end of period                                          $  72,264,911    $  72,345,712    $ 114,120,535    $  85,657,726
                                                                   =============    =============    =============    =============
Undistributed net investment income (accumulated
 net investment loss)                                              $    (190,232)   $          --    $    (542,834)   $     825,244
                                                                   =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                                  ING                              ING
                                                                              GLOBAL REAL                       WORLDWIDE
                                                                              ESTATE FUND                      GROWTH FUND
                                                                   --------------------------------   -----------------------------
                                                                     SIX MONTHS          PERIOD        SIX MONTHS         YEAR
                                                                        ENDED            ENDED           ENDED            ENDED
                                                                      APRIL 30,        OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                                                        2003             2002(1)          2003            2002
                                                                   -------------      -------------   -------------   -------------
FROM OPERATIONS:
Net investment income (loss)                                       $     908,283      $   1,133,098   $    (599,382)  $  (3,001,356)
Net realized gain (loss) on investments and foreign
 currencies                                                             (601,049)           404,577      (9,709,730)    (74,277,585)
Net change in unrealized appreciation (depreciation) of
 investments and foreign currencies                                    1,825,958            (44,248)      9,846,350      31,285,489
                                                                   -------------      -------------   -------------   -------------
Increase (decrease) in net assets resulting from operations            2,133,192          1,493,427        (462,762)    (45,993,452)
                                                                   -------------      -------------   -------------   -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                               (704,055)          (909,962)             --              --
  Class B                                                                (19,651)            (9,777)             --              --
  Class C                                                                (45,793)           (22,090)             --              --
Net realized gain from investments:
  Class A                                                               (382,139)                --              --              --
  Class B                                                                (11,315)                --              --              --
  Class C                                                                (30,471)                --              --              --
                                                                   -------------      -------------   -------------   -------------
Total distributions                                                   (1,193,424)          (941,829)             --              --
                                                                   -------------      -------------   -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       1,390,205         29,722,567     163,398,894     188,403,422
Dividends reinvested                                                     922,201            532,375              --              --
                                                                   -------------      -------------   -------------   -------------
                                                                       2,312,406         30,254,942     163,398,894     188,403,422
Cost of shares redeemed                                               (1,556,878)        (2,370,115)   (179,194,219)   (300,460,131)
                                                                   -------------      -------------   -------------   -------------
Net increase (decrease) in net assets resulting from capital
 share transactions                                                      755,528         27,884,827     (15,795,325)   (112,056,709)
                                                                   -------------      -------------   -------------   -------------
Net increase (decrease) in net assets                                  1,695,296         28,436,425     (16,258,087)   (158,050,161)
Net assets, beginning of period                                       28,436,425                 --     168,142,348     326,192,509
                                                                   -------------      -------------   -------------   -------------
Net assets, end of period                                          $  30,131,721      $  28,436,425   $ 151,884,261   $ 168,142,348
                                                                   =============      =============   =============   =============
Undistributed net investment income (accumulated net
 investment loss)                                                  $     334,156      $     195,372   $    (599,382)  $          --
                                                                   =============      =============   =============   =============

----------
(1)  Commenced operations on November 5, 2001

                 See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (UNAUDITED)                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS A
                                                 -------------------------------------------------------------------------------
                                                   SIX                                 FOUR                  THREE
                                                  MONTHS                              MONTHS       YEAR      MONTHS     YEAR
                                                  ENDED     YEAR ENDED OCTOBER 31,     ENDED      ENDED      ENDED      ENDED
                                                 APRIL 30,  ----------------------  OCTOBER 31,  JUNE 30,   JUNE 30,   MARCH 31,
                                                   2003        2002       2001       2000(5)(6)    2000      1999(1)     1999
                                                  ------      ------     ------      ----------   ------     -------    ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     12.44       11.87      16.33         20.17      16.74      13.43      17.39
 Income from investment operations:
 Net investment income (loss)                $      0.03       (0.10)     (0.02)        (0.24)     (0.20)     (0.05)     (0.06)
 Net realized and unrealized gain
 (loss) on investments (net of Indian tax)   $      0.22        0.67      (4.44)        (3.60)      3.63       3.36      (3.81)
 Total from investment operations            $      0.25        0.57      (4.46)        (3.84)      3.43       3.31      (3.87)
 Less distributions from:
 Net investment income                       $        --        0.00*        --            --         --         --       0.02
 Net realized gain on investments            $        --          --         --            --         --         --       0.07
 Total distributions                         $        --          --         --            --         --         --       0.09
 Net asset value, end of period              $     12.69       12.44      11.87         16.33      20.17      16.74      13.43
 TOTAL RETURN(2):                            %      2.01        4.80     (27.31)       (19.04)     20.49      24.65     (22.23)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    62,408      62,063     67,247        59,541     75,311     53,483     47,180
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)              %      2.28        2.32       2.32          2.23       2.19       2.13       2.27
 Gross expenses prior to expense
 reimbursement/recoupment(3)                 %      2.36        2.26       2.33          2.38       2.34       2.66       2.56
 Net investment income (loss) after
 expense reimbursement/recoupment(3)(4)      %      0.48       (0.56)     (0.16)        (1.31)     (1.15)     (1.30)     (0.25)
 Portfolio turnover rate                     %        54         124         74            94        211         67        213

                                                                                     CLASS B
                                                 -------------------------------------------------------------------------------
                                                   SIX                                 FOUR                  THREE
                                                  MONTHS                              MONTHS       YEAR      MONTHS      YEAR
                                                  ENDED     YEAR ENDED OCTOBER 31,     ENDED      ENDED      ENDED      ENDED
                                                 APRIL 30,  ----------------------  OCTOBER 31,  JUNE 30,   JUNE 30,   MARCH 31,
                                                   2003        2002       2001       2000(5)(6)    2000      1999(1)     1999
                                                  ------      ------     ------      ----------   ------     -------    ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $     12.39       11.85      16.41         20.30      16.98      13.64      17.64
 Income from investment operations:
 Net investment loss                         $     (0.01)      (0.16)     (0.11)        (0.23)     (0.35)     (0.07)     (0.22)
 Net realized and unrealized gain
 (loss) on investments (net of Indian tax)   $      0.23        0.70      (4.45)        (3.66)      3.67       3.41      (3.70)
 Total from investment operations            $      0.22        0.54      (4.56)        (3.89)      3.32       3.34      (3.92)
 Less distributions from:
 Net realized gain on investments            $        --          --         --            --         --         --       0.08
 Total distributions                         $        --          --         --            --         --         --       0.08
 Net asset value, end of period              $     12.61       12.39      11.85         16.41      20.30      16.98      13.64
 TOTAL RETURN(2):                            %      1.78        4.56     (27.79)       (19.16)     19.55      24.49     (22.23)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $    13,575      15,150     14,637        22,707     30,322     26,342     22,338
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)              %      2.93        2.97       2.99          2.98       2.84       2.75       2.91
 Gross expenses prior to expense
 reimbursement/recoupment(3)                 %      3.01        2.91       3.00          3.12       2.99       3.28       3.20
 Net investment loss after
 expense reimbursement/recoupment(3)(4)      %     (0.18)      (1.23)     (0.72)        (1.01)     (1.80)     (1.92)     (0.80)
 Portfolio turnover rate                     %        54         124         74            94        211         67        213

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(6)  The Fund changed its fiscal year-end from June 30 to October 31.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (UNAUDITED) (CONTINUED)         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                         CLASS C                                       CLASS M
                                        -----------------------------------------------------------------------  ------------------
                                          SIX                           FOUR                 THREE                SIX
                                         MONTHS                        MONTHS      YEAR      MONTHS    YEAR       MONTHS     PERIOD
                                          ENDED   YEAR ENDED OCT. 31,   ENDED      ENDED      ENDED    ENDED      ENDED       ENDED
                                        APRIL 30, -------------------  OCT. 31,   JUNE 30,  JUNE 30,  MARCH 31,  APRIL 30,  OCT. 31,
                                          2003      2002       2001   2000(5)(6)    2000     1999(1)    1999       2003      2002(7)
                                         ------    ------     ------  ----------   ------    -------   ------     ------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning
 of period                           $    11.79     11.41      15.81     19.56      16.35      13.14    16.98      12.35      12.39
 Income from investment
 operations:
 Net investment loss                 $    (0.01)    (0.25)     (0.12)    (0.22)     (0.32)     (0.07)   (0.27)      0.01      (0.03)
 Net realized and unrealized
 gain (loss)
 on investments (net of Indian tax)  $     0.21      0.63      (4.28)    (3.53)      3.53       3.28    (3.49)      0.21      (0.01)
 Total from investment operations    $     0.20      0.38      (4.40)    (3.75)      3.21       3.21    (3.76)      0.22      (0.04)
 Less distributions from:
 Net realized gain on investments    $       --        --         --        --         --         --     0.08         --         --
 Total distributions                 $       --        --         --        --         --         --     0.08         --         --
 Net asset value, end of period      $    11.99     11.79      11.41     15.81      19.56      16.35    13.14      12.57      12.35
 Total Return(2):                    %     1.70      3.33     (27.83)   (19.17)     19.63      24.43   (22.21)      1.78      (0.32)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   $    8,915     9,519     12,746    22,456     29,610     24,230   19,246        980      1,125
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(3)(4)      %     2.93      2.97       2.99      2.98       2.84       2.75     2.90       2.68       2.73
 Gross expenses prior to expense
 reimbursement/recoupment(3)         %     3.02      2.91       3.00      3.09       2.99       3.28     3.19       2.76       2.73
 Net investment loss after expense
 reimbursement/recoupment(3)(4)      %    (0.18)    (1.20)     (0.73)    (0.95)     (1.80)     (1.92)   (0.77)      0.09      (1.32)
 Portfolio turnover rate             %       54       124         74        94        211         67      213         54        124

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(6)  The Fund changed its fiscal year-end from June 30 to October 31.
(7)  Class M commenced offering of shares on August 5, 2002.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND (UNAUDITED)                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS A
                                                       -------------------------------------------------------------------------
                                                       SIX MONTHS                           TEN MONTHS
                                                          ENDED    YEAR ENDED OCTOBER 31,     ENDED      YEAR ENDED DECEMBER 31,
                                                        APRIL 30,  ----------------------   OCTOBER 31,  -----------------------
                                                          2003        2002       2001       2000(4)(6)       1999       1998
                                                         ------      ------     ------      ----------      ------     ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $      7.05        8.09      11.22         13.45         11.61      10.10
 Income from investment operations:
 Net investment income (loss)                       $      0.02       (0.02)     (0.05)         0.19         (0.01)      0.17
 Net realized and unrealized gain (loss) on
 investments                                        $     (0.07)      (1.04)     (2.14)        (1.48)         5.46       1.74
 Total from investment operations                   $     (0.05)      (1.06)     (2.19)        (1.29)         5.45       1.91
 Less distributions from:
 Net investment income                              $      0.03          --         --          0.86          0.03       0.06
 Net realized gain on investments                   $        --          --       0.94          0.08          3.58       0.34
 Total distributions                                $      0.03          --       0.94          0.94          3.61       0.40
 Redemption fees applied to capital                 $      0.03        0.02(7)      --            --            --         --
 Net asset value, end of period                     $      7.00        7.05       8.09         11.22         13.45      11.61
 TOTAL RETURN(2):                                   %     (0.49)     (12.86)    (21.38)       (10.22)        47.85      19.02
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $    35,868      43,314     37,489        30,653        25,304     24,000
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)     %      1.81        2.14       2.51          2.23          1.98       1.75
 Gross expenses prior to expense reimbursement(3)   %      1.85        2.18       2.51          2.23          1.98       2.25
 Net investment income (loss) after expense
 reimbursement(3)(5)                                %      0.62       (0.32)     (0.74)        (0.23)        (0.21)      0.35
 Portfolio turnover rate                            %        45         126        169           113           144        144

                                                                           CLASS B
                                                        -----------------------------------------------
                                                        SIX MONTHS                          AUGUST 22,
                                                           ENDED    YEAR ENDED OCTOBER 31,  2000(1) TO
                                                         APRIL 30,  ----------------------  OCTOBER 31,
                                                           2003        2002         2001      2000(4)
                                                          ------      ------       ------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $      6.91        8.03         11.19      12.28
 Income from investment operations:
 Net investment income (loss)                       $      0.00*      (0.02)        (0.62)     (0.05)
 Net realized and unrealized loss on investments    $     (0.08)      (1.10)        (1.60)     (1.04)
 Total from investment operations                   $     (0.08)      (1.12)        (2.22)     (1.09)
 Less distributions from:
 Net realized gain on investments                   $        --          --          0.94         --
 Total distributions                                $        --          --          0.94         --
 Net asset value, end of period                     $      6.83        6.91          8.03      11.19
 TOTAL RETURN(2):                                   %     (1.16)     (13.95)       (21.74)     (8.88)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $    10,258      10,246         1,961         80
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)     %      2.56        2.76          3.32       2.76
 Gross expenses prior to expense reimbursement(3)   %      2.60        2.83          3.32       2.76
 Net investment income (loss) after expense
 reimbursement(3)(5)                                %      0.01       (1.10)        (1.40)     (7.02)
 Portfolio turnover rate                            %        45         126           169        113

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year-end from December 31 to October 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(6) Effective July 26, 2000 ING Investments, LLC became the Investment Manager of the Fund.
(7) Change to financial statement presentation made to reflect the adoption of the AICPA Audit and Accounting Guide, Audits of Investment Companies.
*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND (UNAUDITED) (CONTINUED)              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             CLASS C
                                                         -------------------------------------------------
                                                         SIX MONTHS                          SEPTEMBER 15,
                                                            ENDED    YEAR ENDED OCTOBER 31,   2000(1) TO
                                                          APRIL 30,  ----------------------   OCTOBER 31,
                                                            2003        2002          2001     2000(4)
                                                           ------      ------        ------    -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $      6.91        8.02         11.21      11.67
 Income from investment operations:
 Net investment income (loss)                        $      0.00*      (0.02)        (0.62)     (0.04)
 Net realized and unrealized loss on investments     $     (0.08)      (1.09)        (1.63)     (0.42)
 Total from investment operations                    $     (0.08)      (1.11)        (2.25)     (0.46)
 Less distributions from:
 Net investment income                               $      0.00*         --            --         --
 Net realized gain on investments                    $        --          --          0.94         --
 Total distributions                                 $      0.00*         --          0.94         --
 Net asset value, end of period                      $      6.83        6.91          8.02      11.21
 TOTAL RETURN(2):                                    %     (1.14)     (13.84)       (21.98)     (3.94)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $    12,271      12,384         1,514         85
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)      %      2.56        2.76          3.31       2.96
 Gross expenses prior to expense reimbursement(3)    %      2.60        2.84          3.31       2.96
 Net investment income (loss) after expense
 reimbursement(3)(5)                                 %      0.01       (1.18)        (1.46)     (3.97)
 Portfolio turnover rate                             %        45         126           169        113

----------
(1)  Commencement of offering of shares.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4)  The Fund changed its fiscal year-end from December 31 to October 31.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(6) Effective July 26, 2000 ING Investments, LLC became the Investment Manager of the Fund.
*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP GROWTH FUND (UNAUDITED)          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS A
                                              -----------------------------------------------------------------------------
                                                SIX                                FOUR                  THREE
                                               MONTHS                             MONTHS        YEAR     MONTHS      YEAR
                                                ENDED    YEAR ENDED OCTOBER 31,    ENDED       ENDED      ENDED     ENDED
                                              APRIL 30,  ----------------------  OCTOBER 31,  JUNE 30,   JUNE 30,  MARCH 31,
                                                2003       2002        2001       2000(1)       2000     1999(2)     1999
                                               -------    -------     -------     -------      -------   -------    -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     18.35      21.85       36.08       40.94        23.80     21.03      19.29
 Income from investment operations:
 Net investment income (loss)              $     (0.01)     (0.07)      (0.11)      (0.10)       (0.18)    (0.03)      0.02
 Net realized and unrealized gain (loss)
 on investments                            $      0.42      (3.43)     (11.39)      (4.76)       19.38      2.80       3.21
 Total from investment operations          $      0.41      (3.50)     (11.50)      (4.86)       19.20      2.77       3.23
 Less distributions from:
 Net investment income                     $        --         --        0.24          --           --        --         --
 Net realized gain on investments          $        --         --        2.49          --         2.06        --       1.49
 Total distributions                       $        --         --        2.73          --         2.06        --       1.49
 Net asset value, end of period            $     18.76      18.35       21.85       36.08        40.94     23.80      21.03
 TOTAL RETURN(3):                          %      2.23     (16.02)     (34.30)     (11.90)       82.89     13.17      17.26
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $   126,781    123,206     153,804     273,393      278,480    37,490     25,336
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)          %      1.94       1.95        1.83        1.67         1.67      1.84       1.94
 Gross expenses prior to expense
 reimbursement (recoupment)(4)             %      1.94       1.99        1.83        1.67         1.67      1.86       2.08
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)          %     (0.15)     (0.32)      (0.33)      (0.80)       (0.76)    (0.69)     (0.82)
 Portfolio turnover rate                   %        55        149         143          56          164        44        146

                                                                                 CLASS B
                                              -----------------------------------------------------------------------------
                                                SIX                                 FOUR                 THREE
                                               MONTHS                              MONTHS      YEAR      MONTHS     YEAR
                                                ENDED    YEAR ENDED OCTOBER 31,     ENDED      ENDED     ENDED     ENDED
                                              APRIL 30,  ----------------------  OCTOBER 31,  JUNE 30,  JUNE 30,  MARCH 31,
                                                2003        2002        2001       2000(1)     2000      1999(2)    1999
                                               -------     -------     -------     -------    -------    -------   -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     19.25       23.06       38.05       43.27      25.33      22.43     20.16
 Income from investment operations:
 Net investment loss                       $     (0.14)      (0.32)      (0.32)      (0.20)     (0.37)     (0.07)    (0.20)
 Net realized and unrealized gain (loss)
 on investments                            $      0.51       (3.49)     (11.98)      (5.02)     20.50       2.97      3.46
 Total from investment operations          $      0.37       (3.81)     (12.30)      (5.22)     20.13       2.90      3.26
 Less distributions from:
 Net investment income                     $        --          --        0.07          --         --         --        --
 Net realized gain on investments          $        --          --        2.62          --       2.19         --      0.99
 Total distributions                       $        --          --        2.69          --       2.19         --      0.99
 Net asset value, end of period            $     19.62       19.25       23.06       38.05      43.27      25.33     22.43
 TOTAL RETURN(3):                          %      1.92      (16.52)     (34.59)     (12.05)     81.63      12.93     16.55
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $    48,601      52,661      74,541     126,861    132,028     19,331    16,158
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)          %      2.59        2.60        2.48        2.32       2.32       2.49      2.59
 Gross expenses prior to expense
 reimbursement (recoupment)(4)             %      2.59        2.63        2.48        2.32       2.32       2.51      2.73
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)          %     (0.82)      (0.98)      (0.98)      (1.46)     (1.41)     (1.34)    (1.45)
 Portfolio turnover rate                   %        55         149         143          56        164         44       146

----------
(1)  The Fund changed its fiscal year-end from June 30 to October 31.
(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP GROWTH FUND (UNAUDITED) (CONTINUED)                                           FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS C
                                              -------------------------------------------------------------------------------
                                                SIX                                FOUR                   THREE
                                               MONTHS                             MONTHS        YEAR      MONTHS      YEAR
                                               ENDED     YEAR ENDED OCTOBER 31,   ENDED        ENDED      ENDED      ENDED
                                              APRIL 30,  ----------------------  OCTOBER 31,  JUNE 30,   JUNE 30,   MARCH 31,
                                                2003        2002       2001       2000(1)       2000      1999(2)     1999
                                               -------     -------    -------     -------      -------    -------    -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     17.65       21.14      34.93       39.71        23.34      20.60      18.53
 Income from investment operations:
 Net investment loss                       $     (0.15)      (0.32)     (0.38)      (0.18)       (0.31)     (0.06)     (0.10)
 Net realized and unrealized gain (loss)
 on investments                            $      0.49       (3.17)    (10.91)      (4.60)       18.69       2.80       3.09
 Total from investment operations          $      0.34       (3.49)    (11.29)      (4.78)       18.38       2.74       2.99
 Less distributions from:
 Net investment income                     $        --          --       0.09          --           --         --         --
 Net realized gain on investments          $        --          --       2.41          --         2.01         --       0.92
 Total distributions                       $        --          --       2.50          --         2.01         --       0.92
 Net asset value, end of period            $     17.99       17.65      21.14       34.93        39.71      23.34      20.60
 TOTAL RETURN(3):                          %      1.93      (16.51)    (34.62)     (12.04)       80.89      13.31      16.55
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $    41,734      46,703     69,320     136,830      144,068     18,354     13,226
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(4)(5)          %      2.59        2.60       2.48        2.32         2.32       2.49       2.59
 Gross expenses prior to expense
 reimbursement (recoupment)(4)             %      2.59        2.63       2.48        2.32         2.32       2.51       2.73
 Net investment loss after expense
 reimbursement (recoupment)(4)(5)          %     (0.83)      (0.99)     (0.98)      (1.46)       (1.41)     (1.34)     (1.45)
 Portfolio turnover rate                   %        55         149        143          56          164         44        146

----------
(1)  The Fund changed its fiscal year-end from June 30 to October 31.
(2) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to June 30.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (UNAUDITED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS A
                                                  ---------------------------------------------------------------------
                                                  SIX MONTHS
                                                   ENDED                       YEAR ENDED OCTOBER 31,
                                                  APRIL 30,   ---------------------------------------------------------
                                                    2003        2002        2001        2000        1999        1998
                                                  ---------   ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $      10.40       12.33       16.68       14.75       11.88       10.90
 Income from investment operations:
 Net investment income                         $       0.03        0.06        0.11        0.15        0.08        0.11
 Net realized and unrealized gain (loss) on
 investments                                   $       0.08       (1.64)      (2.44)       2.58        3.58        0.96
 Total from investment operations              $       0.11       (1.58)      (2.33)       2.73        3.66        1.07
 Less distributions from:
 Net investment income                         $       0.05        0.09        0.14        0.11        0.12          --
 Net realized gain on investments              $       0.20        0.26        1.88        0.69        0.67        0.09
 Total distributions                           $       0.25        0.35        2.02        0.80        0.79        0.09
 Net asset value, end of period                $      10.26       10.40       12.33       16.68       14.75       11.88
 TOTAL RETURN(1):                              %       1.11      (13.31)     (15.89)      18.56       32.55        9.86
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $  1,259,958   1,356,334   1,195,760     920,591     451,815     211,018
 Ratios to average net assets:
 Expenses(2)                                   %       1.76        1.76        1.67        1.64        1.68        1.74
 Net investment income(2)                      %       0.64        0.58        0.88        1.14        0.92        1.62
 Portfolio turnover rate                       %          3          20          15          34          29          32

                                                                                CLASS B
                                                  ---------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED                      YEAR ENDED OCTOBER 31,
                                                  APRIL 30,   ---------------------------------------------------------
                                                     2003       2002        2001        2000        1999       1998
                                                  ---------   ---------   ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period          $      10.23       12.13       16.43       14.57       11.76       10.87
 Income from investment operations:
 Net investment income (loss)                  $       0.00*      (0.02)       0.02        0.07        0.01        0.07
 Net realized and unrealized gain (loss) on
 investments                                   $       0.08       (1.62)      (2.41)       2.51        3.51        0.91
 Total from investment operations              $       0.08       (1.64)      (2.39)       2.58        3.52        0.98
 Less distributions from:
 Net investment income                         $         --        0.00*       0.03        0.03        0.04          --
 Net realized gain on investments              $       0.20        0.26        1.88        0.69        0.67        0.09
 Total distributions                           $       0.20        0.26        1.91        0.72        0.71        0.09
 Net asset value, end of period                $      10.11       10.23       12.13       16.43       14.57       11.76
 TOTAL RETURN(1):                              %       0.81      (13.90)     (16.48)      17.69       31.55        9.16
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)             $    340,061     375,967     421,884     437,765     278,871     145,976
 Ratios to average net assets:
 Expenses(2)                                   %       2.46        2.45        2.37        2.34        2.41        2.47
 Net investment income (loss)(2)               %      (0.07)      (0.13)       0.16        0.45        0.18        0.69
 Portfolio turnover rate                       %          3          20          15          34          29          32

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gains distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (UNAUDITED) (CONTINUED)        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS C
                                                ---------------------------------------------------------------------
                                                SIX MONTHS
                                                   ENDED                       YEAR ENDED OCTOBER 31,
                                                 APRIL 30,    -------------------------------------------------------
                                                   2003        2002        2001        2000        1999        1998
                                                  -------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     10.21       12.10       16.41       14.55       11.75       10.86
 Income from investment operations:
 Net investment income (loss)                 $      0.00*      (0.02)       0.02        0.07          --        0.06
 Net realized and unrealized gain (loss) on
 investments                                  $      0.07       (1.61)      (2.41)       2.52        3.51        0.92
 Total from investment operations             $      0.07       (1.63)      (2.39)       2.59        3.51        0.98
 Less distributions from:
 Net investment income                        $        --        0.00*       0.04        0.04        0.04          --
 Net realized gain on investments             $      0.20        0.26        1.88        0.69        0.67        0.09
 Total distributions                          $      0.20        0.26        1.92        0.73        0.71        0.09
 Net asset value, end of period               $     10.08       10.21       12.10       16.41       14.55       11.75
 TOTAL RETURN(1):                             %      0.71      (13.85)     (16.52)      17.76       31.50        9.07
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $   514,362     573,712     603,229     605,678     310,227     137,651
 Ratios to average net assets:
 Expenses(2)                                  %      2.46        2.46        2.37        2.34        2.41        2.47
 Net investment income (loss)(2)              %     (0.07)      (0.13)       0.16        0.46        0.19        0.68
 Portfolio turnover rate                      %         3          20          15          34          29          32

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gains distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING PRECIOUS METALS FUND (UNAUDITED)                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS A
                                               -----------------------------------------------------------------------
                                                 SIX                                TEN
                                                MONTHS                             MONTHS
                                                 ENDED    YEAR ENDED OCTOBER 31,    ENDED      YEAR ENDED DECEMBER 31,
                                               APRIL 30,  ----------------------  OCTOBER 31,  -----------------------
                                                 2003        2002       2001      2000(3)(4)       1999       1998
                                                ------      ------     ------     ----------      ------     ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      4.40        3.05       2.27         3.29          3.03       3.24
 Income from investment operations:
 Net investment income (loss)              $     (0.01)      (0.01)      0.02         0.01         (0.01)        --
 Net realized and unrealized gain (loss)
 on investments                            $      0.33        1.38       0.76        (1.03)         0.27      (0.21)
 Total from investment operations          $      0.32        1.37       0.78        (1.02)         0.26      (0.21)
 Less distributions from:
 Net investment income                     $        --        0.02       0.00*          --            --         --
 Total distributions                       $        --        0.02       0.00*          --            --         --
 Net asset value, end of period            $      4.72        4.40       3.05         2.27          3.29       3.03
 TOTAL RETURN(1):                          %      7.27       45.01      34.56       (30.98)         8.58      (6.39)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $    72,265      72,346     60,563       40,130        72,516     50,841
 Ratios to average net assets:
 Expenses(2)                               %      1.61        1.73       1.96         2.18          1.94       1.74
 Net investment income (loss)(2)           %     (0.48)      (0.33)      0.67         0.28         (0.02)      0.08
 Portfolio turnover rate                   %        41          54         83           27            79         29

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  The Fund changed its fiscal year-end from December 31 to October 31.
(4) Effective July 26, 2000, ING Investments, LLC became the Investment Manager of the Fund.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING RUSSIA FUND (UNAUDITED)                                 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                          CLASS A
                                                        -----------------------------------------------------------------------
                                                           SIX                                TEN
                                                         MONTHS                              MONTHS
                                                          ENDED    YEAR ENDED OCTOBER 31,     ENDED     YEAR ENDED DECEMBER 31,
                                                        APRIL 30,  ----------------------  OCTOBER 31,  -----------------------
                                                          2003        2002        2001      2000(3)(5)     1999        1998
                                                         -------    -------     -------     ----------    -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $     12.15       8.04        7.15         6.74         2.64       17.50
 Income from investment operations:
 Net investment income (loss)                        $     (0.07)      0.17       (0.04)       (0.07)        0.18        0.15
 Net realized and unrealized gain (loss)
 on investments                                      $      3.10       3.92        0.93         0.48         3.99      (14.70)
 Total from investment operations                    $      3.03       4.09        0.89         0.41         4.17      (14.55)
 Less distributions from:
 Net investment income                               $      0.12         --          --           --         0.07        0.07
 Net realized gain on investments                    $        --         --          --           --           --        0.24
 Total distributions                                 $      0.12         --          --           --         0.07        0.31
 Redemption fees applied to capital                  $      0.01       0.02(6)       --           --           --          --
 Net asset value, end of period                      $     15.07      12.15        8.04         7.15         6.74        2.64
 TOTAL RETURN(1):                                    %     25.24      51.12       12.45         6.08       159.76      (82.99)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $   114,121     85,658      49,019       53,637       59,011      19,147
 Ratios to average net assets:
 Net expenses after redemption fee proceeds and
 expense reimbursement(2)(4)                         %      1.67       1.77        2.23         1.40         2.23        1.84
 Gross expenses prior to redemption fee proceeds
 and expense reimbursement(2)                        %      1.67       2.20        2.77         2.85         3.32        2.64
 Net investment income (loss) after redemption fee
 proceeds and expense reimbursement(2)(4)            %     (0.93)      1.33       (0.56)       (0.90)        4.39        1.36
 Portfolio turnover rate                             %         3         32          28           52           91          66

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  The Fund changed its fiscal year-end from December 31 to October 31.
(4) The Investment Manager has agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years. Redemption fee proceeds are offset against custody and redemption services.
(5) Effective July 26, 2000 ING Investments, LLC became the Investment Manager of the Fund.
(6) Change to financial statement presentation made to reflect the adoption of the AICPA Audit and Accounting Guide, Audits of Investment Companies.

                 See Accompanying Notes to Financial Statements

ING GLOBAL REAL ESTATE FUND (UNAUDITED)                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    CLASS A                 CLASS B                 CLASS C
                                                             ---------------------   ---------------------   ---------------------
                                                             SIX MONTHS    PERIOD    SIX MONTHS    PERIOD    SIX MONTHS    PERIOD
                                                                ENDED       ENDED       ENDED       ENDED       ENDED      ENDED
                                                              APRIL 30,   OCT. 31,    APRIL 30,   OCT. 31,    APRIL 30,   OCT. 31,
                                                                2003       2002(1)      2003       2002(2)      2003       2002(3)
                                                               -------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $     10.40       10.01        9.43       10.03        9.70        9.99
 Income from investment operations:
 Net investment income                                     $      0.34        0.45        0.28        0.16        0.25        0.19
 Net realized and unrealized gain (loss) on investments    $      0.45        0.31        0.39       (0.58)       0.44       (0.31)
 Total from investment operations                          $      0.79        0.76        0.67       (0.42)       0.69       (0.12)
 Less distributions from:
 Net investment income                                     $      0.29        0.37        0.26        0.18        0.24        0.17
 Net realized gain on investments                                 0.16          --        0.16          --        0.16          --
 Total distributions                                       $      0.45        0.37        0.42        0.18        0.40        0.17
 Net asset value, end of period                            $     10.74       10.40        9.68        9.43        9.99        9.70
 TOTAL RETURN(4):                                          %      7.68        7.47        7.35       (4.29)       7.26       (1.24)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $    27,611      25,440         757         677       1,763       2,320
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)            %      1.75        1.76        2.50        2.52        2.50        2.52
 Gross expenses prior to expense reimbursement(5)          %      2.45        2.46        3.21        3.19        3.20        3.19
 Net investment income after expense reimbursement(5)(6)   %      6.48        4.12        5.61        3.74        6.24        3.51
 Portfolio turnover rate                                   %        55         141          55         141          55         141

----------
(1)  The Fund commenced operations on November 5, 2001.
(2)  Class B commenced offering of shares on March 15, 2002.
(3)  Class C commenced offering of shares on January 8, 2002.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING WORLDWIDE GROWTH FUND (UNAUDITED)                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS A
                                           ---------------------------------------------------------------------------------
                                              SIX                                FOUR                     THREE
                                            MONTHS                               MONTHS       YEAR       MONTHS       YEAR
                                             ENDED     YEAR ENDED OCTOBER 31,    ENDED        ENDED       ENDED      ENDED
                                           APRIL 30,   ----------------------  OCTOBER 31,   JUNE 30,    JUNE 30,   MARCH 31
                                             2003        2002        2001       2000(5)(6)    2000       1999(1)      1999
                                            -------     -------     -------     ----------   -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $     12.36       15.45       26.36        29.98       23.58       21.39       19.33
 Income from investment operations:
 Net investment income (loss)           $      0.00*,**   (0.12)*     (0.11)       (0.07)      (0.15)         --       (0.02)
 Net realized and unrealized gain
 (loss) on investments                  $      0.01*      (2.97)*     (9.73)       (3.55)       9.62        2.19        5.78
 Total from investment operations       $     (3.09)      (9.84)      (3.62)        9.47        2.19        5.76
 Less distributions from:
 Net investment income                  $        --          --          --           --          --          --        0.06
 Net realized gain on investments       $        --          --        0.77           --        3.07          --        3.64
 Tax return of capital                  $        --          --        0.30           --          --          --          --
 Total distributions                    $        --          --        1.07           --        3.07          --        3.70
 Net asset value, end of period         $     12.37       12.36       15.45        26.36       29.98       23.58       21.39
 TOTAL RETURN(2):                       %      0.16      (20.00)     (38.80)      (12.07)      42.43       10.24       33.56
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $    65,570      69,478     134,152      246,590     235,341      66,245      49,134
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)        %      1.85        1.86        1.85         1.61        1.67        1.75        1.86
 Gross expenses prior to expense
 reimbursement(recoupment)(3)           %      1.93        1.96        1.95         1.61        1.67        1.75        2.02
 Net investment loss after expense
 reimbursement(recoupment)(3)(4)        %     (0.44)      (0.83)      (0.65)       (0.71)      (0.79)      (0.03)      (0.62)
 Portfolio turnover rate                %        82         281         302           71         169          57         247

                                                                                   CLASS B
                                           ---------------------------------------------------------------------------------
                                             SIX                                  FOUR                    THREE
                                            MONTHS                               MONTHS       YEAR       MONTHS       YEAR
                                             ENDED     YEAR ENDED OCTOBER 31,    ENDED        ENDED       ENDED      ENDED
                                           APRIL 30,   ----------------------  OCTOBER 31,   JUNE 30,    JUNE 30,   MARCH 31,
                                             2003        2002        2001       2000(5)(6)    2000       1999(1)      1999
                                            -------     -------     -------     ----------   -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period   $     13.65       17.19       29.52        33.66       26.64       24.21       20.10
 Income from investment operations:
 Net investment loss                    $     (0.13)      (0.25)*     (0.31)       (0.15)      (0.28)      (0.03)      (0.08)
 Net realized and unrealized gain
 (loss) on investments                  $      0.11       (3.29)*    (10.82)       (3.99)      10.76        2.46        6.25
 Total from investment operations       $     (0.02)      (3.54)     (11.13)       (4.14)      10.48        2.43        6.17
 Less distributions from:
 Net investment income                  $        --          --          --           --          --          --        0.01
 Net realized gain on investments       $        --          --        0.86           --        3.46          --        2.05
 Tax return of capital                  $        --          --        0.34           --          --          --          --
 Total distributions                    $        --          --        1.20           --        3.46          --        2.06
 Net asset value, end of period         $     13.63       13.65       17.19        29.52       33.66       26.64       24.21
 TOTAL RETURN(2):                       %     (0.29)     (20.59)     (39.19)      (12.27)      41.54       10.04       32.74
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      $    33,701      38,603      71,943      126,756     130,988      27,938      18,556
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)        %      2.50        2.51        2.51         2.26        2.32        2.40        2.51
 Gross expenses prior to expense
 reimbursement(recoupment)(3)           %      2.57        2.61        2.61         2.26        2.32        2.40        2.67
 Net investment loss after expense
 reimbursement(recoupment)(3)(4)        %     (1.09)      (1.46)      (1.31)       (1.37)      (1.44)      (0.68)      (1.31)
 Portfolio turnover rate                %        82         281         302           71         169          57         247

----------
(1) Effective May 24, 1999, ING Investments, LLC. became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(6)  The Fund changed its fiscal year-end from June 30 to October 31.
* Per share data calculated using average number of shares outstanding throughout the period.
**   Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING WORLDWIDE GROWTH FUND (UNAUDITED) (CONTINUED)           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS C
                                              --------------------------------------------------------------------------------
                                                SIX                                 FOUR                    THREE
                                               MONTHS                              MONTHS       YEAR       MONTHS       YEAR
                                                ENDED     YEAR ENDED OCTOBER 31,    ENDED       ENDED       ENDED      ENDED
                                              APRIL 30,   ----------------------  OCTOBER 31,  JUNE 30,    JUNE 30,   MARCH 31,
                                                2003        2002        2001      2000(5)(6)    2000       1999(1)      1999
                                               -------     -------     -------    ----------   -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $     12.14       15.29       26.26       29.92       23.69       21.52       19.05
 Income from investment operations:
 Net investment loss                       $     (0.28)*     (0.22)*     (0.40)      (0.13)      (0.33)      (0.04)      (0.20)
 Net realized and unrealized gain (loss)
 on investments                            $      0.27*      (2.93)*     (9.50)      (3.53)       9.65        2.21        5.83
 Total from investment operations          $     (0.01)      (3.15)      (9.90)      (3.66)       9.32        2.17        5.63
 Less distributions from:
 Net investment income                     $        --          --          --          --          --          --        0.01
 Net realized gain on investments          $        --          --        0.77          --        3.09          --        3.15
 Tax return of capital                     $        --          --        0.30          --          --          --          --
 Total distributions                       $        --          --        1.07          --        3.09          --        3.16
 Net asset value, end of period            $     12.13       12.14       15.29       26.26       29.92       23.69       21.52
 TOTAL RETURN(2):                          %     (0.17)     (20.60)     (39.20)     (12.23)      41.48       10.08       32.73
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $    43,447      51,868     102,919     213,843     239,432     111,250      98,470
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(recoupment)(3)(4)           %      2.50        2.51        2.51        2.26        2.32        2.40        2.51
 Gross expenses prior to expense
 reimbursement(recoupment)(3)              %      2.57        2.61        2.60        2.26        2.32        2.40        2.67
 Net investment loss after
 expense reimbursement
 (recoupment)(3)(4)                        %     (1.10)      (1.46)      (1.30)      (1.37)      (1.44)      (0.68)      (1.28)
 Portfolio turnover rate                   %        82         281         302          71         169          57         247

----------
(1) Effective May 24, 1999, ING Investments, LLC. became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(6)  The Fund changed its fiscal year-end from June 30 to October 31.
* Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

        NOTES TO FINANCIAL STATEMENTS as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Funds included in this report are comprised of ING Mutual Funds ("IMF") and ING Mayflower Trust ("IMT"); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IMF is a Delaware business trust organized in 1992 with seven separate series ("Portfolios"): ING Emerging Countries Fund ("Emerging Countries"), ING International Fund ("International"), ING International SmallCap Growth Fund ("International SmallCap Growth"), ING Precious Metals Fund ("Precious Metals"), ING Russia Fund ("Russia"), ING Global Real Estate Fund ("Global Real Estate") and ING Worldwide Growth Fund ("Worldwide Growth"). IMT is a Massachusetts business trust organized in 1992 with two separate series (Portfolios). The one Portfolio in this annual report is ING International Value ("International Value"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M and Class Q (Class I and Class Q are presented in a separate semi-annual report). The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends from net investment income are determined separately for each class based on income and expenses allocable to each class. Distributions from realized gains are allocated to each class pro rata based on the total shares outstanding on the ex-date. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar, the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc., and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC. Effective March 1, 2002, the Adviser, Distributor and Administrator changed their names to ING Investments, LLC, ING Funds Distributor, Inc. and ING Funds Services, LLC, respectively. Effective October 1, 2002, the Distributor changed its name to ING Distributor, LLC.

REORGANIZATION. On December 17, 2001, the Boards of Trustees of each of the various ING Funds approved plans of reorganization which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and to align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization only resulted in a change in corporate form of some of the ING Funds, with no change in the ING Funds. The Reorganization was consummated to align the ING Funds' corporate structures and expedite the Funds' required filings with the SEC. Shareholders of International Value did not approve the Reorganization; therefore the Fund will remain part of ING Mayflower Trust.

As a result of the Reorganization, the following ING Funds Reorganized into series of IMF: Global Real Estate Fund; International; Precious Metals and Russia (collectively, the "Reorganizing Funds"). In this regard, the Board approved the creation of new series of ING Mutual Funds to serve as "shells" (the "Shell Funds") into which Reorganized Funds were reorganized. The plans of the reorganization provided for, among other things, the transfer for assets and liabilities ofthe Reorganizing Funds to the Shell Funds. Prior to September 21, 2002, the effective date of the Reorganization, the Shell Funds had only nominal assets. For accounting purposes, each Reorganizing Fund is considered the surviving

--------------------------------------------------------------------------------

entity, and the financial highlights shown for periods prior to September 21, 2002 are the financial highlights of the Reorganizing Fund.

Prior to the Reorganization, Global Real Estate was organized as series of ING Funds Trust, a Delaware business trust registered as an open-end, management investment company. ING Funds Trust was organized on July 30, 1998.

Prior to the Reorganization, International Fund was the sole series of ING International Fund, Inc. ING International Fund, Inc. was a corporation organized under the laws of the State of Maryland on November 23, 1993.

Prior to the Reorganization, Precious Metals Fund was the sole series of ING Precious Metals Fund, Inc. ING Precious Metals Fund, Inc. was a corporation formed under the laws of the State of Maryland on May 11, 1988.

Prior to the Reorganization, Russia Fund was the sole series of ING Russia Fund, Inc. ING Russia Fund, Inc. was a corporation organized under the laws of the State of Maryland on November 20, 1995.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. For all Funds except Russia, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at the NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market and gold and silver bullion are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors/Trustees ("Board"). Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value.

     Investments in securities maturing in less than 60 days are valued at amortized cost, which approximates market value.

     For the Russia Fund the valuation procedures for Russian equity securities are to price local shares according to the most recent available bid prices. If securities are not listed on the Russian Trade System or on any other pricing service that lists available bid quotes, then the mean of at least two broker bid quotes is used.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.
          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on

--------------------------------------------------------------------------------

     investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. FOREIGN CURRENCY TRANSACTIONS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. OPTIONS CONTRACTS. All Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in

--------------------------------------------------------------------------------

     buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

F. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends and capital gains, if any annually.

G. FEDERAL INCOME TAXES. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax provision is not required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires. During the year ended October 31, 2002, Emerging Countries Fund paid $110,768 of taxes on gains on sales of Indian investments.

H. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

I. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

J. SECURITIES LENDING. Each Fund has the option to temporarily loan 33 1/3% (except Emerging Countries, International SmallCap Growth and Worldwide Growth Funds which may only lend up to 30%) of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities.

--------------------------------------------------------------------------------

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended April 30, 2003, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                  PURCHASES          SALES
                                 ------------     ------------
Emerging Countries               $ 52,819,476     $ 64,127,315
International                      31,006,086       30,348,859
International SmallCap Growth     144,649,045      157,374,640
International Value                63,790,758      299,971,363
Precious Metals                    27,922,089       43,149,784
Russia                              2,479,280        7,802,261
Global Real Estate                 15,083,685       16,151,535
Worldwide Growth                  122,333,707      142,479,219

NOTE 4 -- REDEMPTION FEE INCOME

A 2% redemption fee is charged on shares of the Russia Fund that are redeemed within 365 days or less from their date of purchase. Effective November 1, 2002, the redemption fee is accounted for as an addition to paid-in capital. Total redemption fee proceeds for the six months ended April 30, 2003 were $64,904 and are set forth in the statement of changes in net assets. Prior to November 1, 2002, redemption fee proceeds were applied to the Russia Fund's aggregate expenses allocable to providing custody and redemption services. Any excess fee proceeds were added to the Fund's capital.

Effective November 1, 2001, International began imposing a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is accounted for as an addition to paid-in capital. Total redemption fee proceeds for the six months ended April 30, 2003 were $173,797 and are set forth in the statements of changes in net assets.

NOTE 5 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments, LLC (the "Manager", the "Investment Manager", or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                                   AS A PERCENT OF AVERAGE NET ASSETS
                                   ----------------------------------
Emerging Countries                 1.25%
International                      1.00%
International SmallCap Growth      1.00% on first $500 million; 0.90% on next
                                     $500 million; and 0.85% in excess of $1
                                     billion
International Value                1.00%
Precious Metals                    1.00% on first $50 million; 0.75% thereafter
Russia                             1.25%
Global Real Estate                 1.00%
Worldwide Growth                   1.00% on first $500 million; 0.90% on next
                                     $500 million; and 0.85% in excess of $1
                                     billion

Nicholas-Applegate Capital Management (NACM), a registered investment advisor, serves as a Sub-Adviser to the International SmallCap Growth Fund pursuant to a Subadvisory agreement between the Adviser and NACM. Brandes Investment Partners, LLC (Brandes), a registered investment advisor, serves as a Sub-Adviser to the International Value Fund pursuant to a Subadvisory agreement between the Adviser and Brandes. Clarion CRA Securities, L.P. (CRA), a registered investment advisor, serves as a Sub-Adviser to the Global Real Estate Fund pursuant to a subadvisory agreement between the Adviser and CRA.

Effective December 5, 2002, ING Investment Management Advisors B.V. (IIMA), a registered investment advisor, serves as Sub-Adviser to the Russia Fund and the Emerging Countries Fund pursuant to a subadvisory agreement between the Adviser and IIMA.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

International Value Fund also pays IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

NOTE 6 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each

--------------------------------------------------------------------------------

month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                              CLASS A   CLASS B   CLASS C   CLASS I   CLASS M   CLASS O
                              -------   -------   -------   -------   -------   -------
Emerging Countries             0.35%     1.00%     1.00%      N/A      0.75%     0.25%
International                  0.25      1.00      1.00       N/A       N/A      0.25
International SmallCap Growth  0.35      1.00      1.00       N/A       N/A      0.25
International Value            0.30      1.00      1.00       N/A       N/A      0.25
Precious Metals                0.25       N/A       N/A       N/A       N/A       N/A
Russia                         0.25       N/A       N/A       N/A       N/A       N/A
Global Real Estate             0.25      1.00      1.00       N/A       N/A      0.25
Worldwide Growth               0.35      1.00      1.00       N/A       N/A      0.25

Fees paid to the Distributor by class during the six months ended April 30, 2003 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six months ended April 30, 2003, the Distributor earned the following amounts in sales charges:

                                    CLASS A    CLASS B    CLASS C    CLASS M
                                     SHARES     SHARES     SHARES     SHARES
                                    --------   --------   --------   --------
Initial Sales Charges               $ 54,689        n/a        n/a   $    134
Contingent deferred sales charges   $151,929   $      0   $ 82,384        n/a

NOTE 7 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2003, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

                                                               ACCRUED
                                 ACCRUED                     SHAREHOLDER
                                INVESTMENT     ACCRUED        SERVICES &
                                MANAGEMENT  ADMINISTRATIVE   DISTRIBUTION
                                   FEES          FEES            FEES         TOTAL
                                ----------    ----------      ----------    ----------
Emerging Countries              $  101,494    $    8,120      $   38,528    $  148,142
International                       58,596         5,859          26,431        90,886
International SmallCap Growth      223,876        22,388         119,707       365,971
International Value              1,972,035       197,203       1,484,360     3,653,598
Precious Metals                     59,043         6,028          15,069        80,140
Russia                             101,513         8,121          20,303       129,937
Global Real Estate                  23,739         2,374           7,176        33,289
Worldwide Growth                   119,682        11,968          81,661       213,311

At April 30, 2003, ING Life Insurance and Annuity Company, a wholly-owned indirect subsidiary of ING Groep N.V., held 13.10% of the shares outstanding of the ING International Fund. At April 30, 2003, one shareholder held 9.51% of the shares outstanding of ING Russia fund. Investment activities of these shareholders could have material impact on the Funds.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

--------------------------------------------------------------------------------

NOTE 8 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                               MAXIMUM OPERATING EXPENSE LIMIT
                                           (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                                  ---------------------------------------------------------
                                  CLASS A   CLASS B   CLASS C   CLASS I   CLASS M   CLASS Q
                                  -------   -------   -------   -------   -------   -------
Emerging Countries(1)              2.25%     2.90%     2.90%      N/A      2.65%     2.15%
International(2)                   1.80      2.55      2.55      1.45       N/A      1.70
International SmallCap Growth(3)   1.95      2.60      2.60       N/A       N/A      1.85
International Value                 N/A       N/A       N/A       N/A       N/A       N/A
Precious Metals                    2.75       N/A       N/A       N/A       N/A       N/A
Russia                             3.35       N/A       N/A       N/A       N/A       N/A
Global Real Estate                 1.75      2.50      2.50       N/A       N/A      1.75
Worldwide Growth(4)                1.85      2.50      2.50       N/A       N/A      1.75

----------
(1) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.90%.
(2) Prior to June 7, 2002, the expense limitation rates for Class A, Class B, Class C, Class I and Class Q were 2.75%, 3.50%, 3.50%, 2.50%, and 2.75%
     respectively.
(3) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.65%.
(4) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.60%.

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected net on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying statements of Assets and Liabilities for each Fund.

As of April 30, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

Emerging Countries                $127,232
International                       46,055
International SmallCap Growth      120,895
Global Real Estate                 294,004
Worldwide Growth                   721,317

NOTE 9 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. At April 30, 2003 the Funds did not have any loans outstanding.

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES

Transaction in capital shares and dollars were as follows:

                                                     CLASS A SHARES                    CLASS B SHARES
                                             ------------------------------    ------------------------------
                                              SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                ENDED             ENDED            ENDED           ENDED
                                               APRIL 30,       OCTOBER 31,       APRIL 30,       OCTOBER 31,
                                                 2003             2002             2003             2002
                                             -------------    -------------    -------------    -------------
ING EMERGING COUNTRIES FUND
 (NUMBER OF SHARES)
Shares sold                                      5,973,420       11,599,557           23,084          171,877
Shares issued in merger                                 --          407,103               --          276,180
Shares issued as reinvestment of dividends              --              121               --               --
Shares redeemed                                 (6,045,318)     (12,682,825)        (168,672)        (461,156)
                                             -------------    -------------    -------------    -------------
Net decrease in shares outstanding                 (71,898)        (676,044)        (145,588)         (13,099)
                                             =============    =============    =============    =============
ING EMERGING COUNTRIES FUND ($)
Shares sold                                  $  73,995,893    $ 161,276,949    $     289,347    $   2,478,236
Shares issued in merger                                 --        5,280,325               --        3,558,403
Shares issued as reinvestment of dividends              --            1,567               --               --
Shares redeemed                                (75,254,848)    (177,404,620)      (2,091,807)      (6,402,316)
                                             -------------    -------------    -------------    -------------
Net decrease                                 $  (1,258,955)   $ (10,845,779)   $  (1,802,460)   $    (365,677)
                                             =============    =============    =============    =============

                                                     CLASS C SHARES                     CLASS Q SHARES
                                             ------------------------------    ------------------------------
                                              SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                 ENDED           ENDED             ENDED            ENDED
                                               APRIL 30,      OCTOBER 31,        APRIL 30,       OCTOBER 31,
                                                 2003             2002             2003             2002
                                             -------------    -------------    -------------    -------------
ING EMERGING COUNTRIES FUND
 (NUMBER OF SHARES)
Shares sold                                        223,725          361,853        5,976,664        3,391,625
Shares issued as reinvestment of dividends              --               --               --               72
Shares redeemed                                   (287,779)        (671,785)      (5,887,742)      (3,924,951)
                                             -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                                       (64,054)        (309,932)          88,922         (533,254)
                                             =============    =============    =============    =============
ING EMERGING COUNTRIES FUND ($)
Shares sold                                  $   2,604,737    $   5,122,486    $  75,842,251    $  47,255,785
Shares issued as reinvestment of dividends              --               --               --              970
Shares redeemed                                 (3,374,931)      (9,265,932)     (74,922,359)     (54,959,947)
                                             -------------    -------------    -------------    -------------
Net increase (decrease)                      $    (770,194)   $  (4,143,446)   $     919,892    $  (7,703,192)
                                             =============    =============    =============    =============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                            CLASS M SHARES
                                    ----------------------------
                                     SIX MONTHS        PERIOD
                                        ENDED           ENDED
                                      APRIL 30,      OCTOBER 31,
                                        2003           2002(1)
                                    ------------    ------------
ING EMERGING COUNTRIES FUND
 (NUMBER OF SHARES)
Shares sold                                2,226             921
Shares issued in merger                       --          92,645
Shares redeemed                          (15,416)         (2,436)
                                    ------------    ------------
Net increase (decrease) in shares
 outstanding                             (13,190)         91,130
                                    ============    ============
ING EMERGING COUNTRIES FUND ($)
Shares sold                         $     27,628    $     11,570
Shares issued in merger                       --       1,201,548
Shares redeemed                         (192,011)        (30,431)
                                    ------------    ------------
Net increase (decrease)             $   (164,383)   $  1,182,687
                                    ============    ============

----------
(1)  Commenced operations on August 5, 2002

                                          CLASS A SHARES                   CLASS B SHARES                  CLASS C SHARES
                                    ----------------------------    ----------------------------    ----------------------------
                                     SIX MONTHS         YEAR        SIX MONTHS         YEAR          SIX MONTHS        YEAR
                                       ENDED           ENDED          ENDED            ENDED            ENDED          ENDED
                                      APRIL 30,      OCTOBER 31,     APRIL 30,      OCTOBER 31,       APRIL 30,     OCTOBER 31,
                                        2003            2002           2003            2002             2003           2002
                                    ------------    ------------    ------------    ------------    ------------    ------------
ING INTERNATIONAL FUND
 (NUMBER OF SHARES)
Shares sold                            6,015,208       8,189,311         233,125         455,458         383,326         974,161
Shares issued in merger                       --         818,729              --       1,223,633              --       1,243,707
Shares issued as reinvestment
 of dividends                             22,180              --              --              --             219              --
Shares redeemed                       (7,055,309)     (7,499,690)       (214,036)       (440,191)       (379,097)       (614,252)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                   (1,017,921)      1,508,350          19,089       1,238,900           4,448       1,603,616
                                    ============    ============    ============    ============    ============    ============
ING INTERNATIONAL FUND ($)
Shares sold                         $ 42,222,617    $ 62,922,949    $  1,594,415    $  3,482,361    $  2,628,186    $  7,381,467
Shares issued in merger                       --       7,189,923              --      10,596,499              --      10,762,961
Shares issued as reinvestment
 of dividends                            159,031              --              --              --           1,542              --
Redemption fee proceeds                  173,797         132,507              --              --              --              --
Shares redeemed                      (49,487,046)    (59,009,071)     (1,450,522)     (3,410,635)     (2,547,952)     (4,729,016)
                                    ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)             $ (6,931,601)   $ 11,236,308    $    143,893    $ 10,668,225    $     81,776    $ 13,415,412
                                    ============    ============    ============    ============    ============    ============

                                                                           CLASS I SHARES                  CLASS Q SHARES
                                                                    ----------------------------    ----------------------------
                                                                     SIX MONTHS        PERIOD        SIX MONTHS         YEAR
                                                                       ENDED           ENDED           ENDED           ENDED
                                                                     APRIL 30,       OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                                                        2003           2002(1)          2003            2002
                                                                    ------------    ------------    ------------    ------------
ING INTERNATIONAL FUND
 (NUMBER OF SHARES)
Shares sold                                                            2,129,257       3,152,664       2,834,543         471,191
Shares issued in merger                                                       --              --              --         993,513
Shares issued as reinvestment of dividends                                 5,615              --           5,262
Shares redeemed                                                       (1,730,389)     (2,248,030)     (2,588,996)       (478,675)
                                                                    ------------    ------------    ------------    ------------
Net increase in shares outstanding                                       404,483         904,634         250,809         986,029
                                                                    ============    ============    ============    ============
ING INTERNATIONAL FUND ($)
Shares sold                                                         $ 14,734,444    $ 25,021,083    $ 19,207,793    $  3,563,197
Shares issued in merger                                                       --              --              --       8,727,522
Shares issued as reinvestment of dividends                                40,147              --          37,518
Shares redeemed                                                      (11,925,180)    (17,592,690)    (17,429,274)     (3,696,166)
                                                                    ------------    ------------    ------------    ------------
Net increase                                                        $  2,849,411    $  7,428,393    $  1,816,037    $  8,594,553
                                                                    ============    ============    ============    ============

----------
(1)  Commenced operations on January 15, 2002.

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                    CLASS A SHARES                     CLASS B SHARES
                                             ------------------------------    ------------------------------
                                              SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                 ENDED            ENDED            ENDED           ENDED
                                               APRIL 30,       OCTOBER 31,       APRIL 30,       OCTOBER 31,
                                                 2003             2002             2003             2002
                                             -------------    -------------    -------------    -------------
ING INTERNATIONAL SMALLCAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                     10,727,135       29,014,063          114,609          599,756
Shares redeemed                                (10,684,231)     (29,337,016)        (373,397)      (1,096,685)
                                             -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                                        42,904         (322,953)        (258,788)        (496,929)
                                             =============    =============    =============    =============
ING INTERNATIONAL SMALLCAP GROWTH FUND ($)
Shares sold                                  $ 194,377,945    $ 632,348,151    $   2,182,045    $  13,965,766
Shares redeemed                               (194,155,155)    (642,058,647)      (7,093,833)     (25,182,365)
                                             -------------    -------------    -------------    -------------
Net increase (decrease)                      $     222,790    $  (9,710,496)   $  (4,911,788)   $ (11,216,599)
                                             =============    =============    =============    =============

                                                    CLASS C SHARES                     CLASS Q SHARES
                                             ------------------------------    ------------------------------
                                              SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                ENDED             ENDED            ENDED            ENDED
                                              APRIL 30,        OCTOBER 31,       APRIL 30,       OCTOBER 31,
                                                 2003             2002             2003             2002
                                             -------------    -------------    -------------    -------------
ING INTERNATIONAL SMALLCAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                        604,567        1,192,193        9,613,286        6,300,682
Shares redeemed                                   (930,881)      (1,824,566)      (9,590,544)      (6,626,006)
                                             -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                                      (326,314)        (632,373)          22,742         (325,324)
                                             =============    =============    =============    =============
ING INTERNATIONAL SMALLCAP GROWTH FUND ($)
Shares sold                                  $  10,546,476    $  25,346,123    $ 185,306,955    $ 143,123,447
Shares redeemed                                (16,240,401)     (38,544,051)    (185,040,984)    (150,812,281)
                                             -------------    -------------    -------------    -------------
Net increase (decrease)                      $  (5,693,925)   $ (13,197,928)   $     265,971    $  (7,688,834)
                                             =============    =============    =============    =============

                                         CLASS A SHARES                    CLASS B SHARES                    CLASS C SHARES
                                --------------------------------    -----------------------------    -----------------------------
                                 SIX MONTHS            YEAR          SIX MONTHS         YEAR          SIX MONTHS         YEAR
                                    ENDED             ENDED            ENDED            ENDED           ENDED            ENDED
                                  APRIL 30,        OCTOBER 31,       APRIL 30,       OCTOBER 31,      APRIL 30,       OCTOBER 31,
                                    2003              2002              2003            2002             2003             2002
                                -------------    ---------------    ------------    -------------    ------------    -------------
ING INTERNATIONAL VALUE FUND
 (NUMBER OF SHARES)
Shares sold                        12,899,319        119,238,378         429,574        9,034,613         316,548       18,810,213
Shares issued as reinvestment
 of dividends                       2,380,188          2,046,200         522,401          542,229         793,701          774,598
Shares redeemed                   (22,863,508)       (87,913,712)     (4,043,891)      (7,613,839)     (6,288,886)     (13,237,481)
                                -------------    ---------------    ------------    -------------    ------------    -------------
Net increase (decrease) in
 shares outstanding                (7,584,001)        33,370,866      (3,091,916)       1,963,003      (5,178,637)       6,347,330
                                =============    ===============    ============    =============    ============    =============
ING INTERNATIONAL VALUE
 FUND ($)
Shares sold                     $ 130,036,247    $ 1,522,323,967    $  4,303,155    $ 114,916,200    $  3,180,103    $ 239,956,133
Shares issued as reinvestment
 of dividends                      24,301,715         25,679,811       5,265,802        6,739,902       7,984,632        9,605,012
Shares redeemed                  (230,725,375)    (1,107,047,090)    (39,953,132)     (89,774,421)    (62,218,526)    (159,086,448)
                                -------------    ---------------    ------------    -------------    ------------    -------------
Net increase (decrease)         $ (76,387,413)   $   440,956,688    $(30,384,175)   $  31,881,681    $(51,053,791)   $  90,474,697
                                =============    ===============    ============    =============    ============    =============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                           CLASS I SHARES                    CLASS Q SHARES
                                   ------------------------------    ------------------------------
                                     SIX MONTHS         YEAR          SIX MONTHS          YEAR
                                       ENDED            ENDED            ENDED            ENDED
                                     APRIL 30,       OCTOBER 31,       APRIL 30,       OCTOBER 31,
                                        2003            2002             2003             2002
                                   -------------    -------------    -------------    -------------
ING INTERNATIONAL VALUE FUND
 (NUMBER OF SHARES)
Shares sold                            3,323,928       24,400,308          326,331        3,129,171
Shares issued as reinvestment
 of dividends                            960,472          431,858           55,079           61,189
Shares redeemed                       (3,862,015)      (7,442,390)        (785,899)      (3,233,666)
                                   -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                      422,385       17,389,776         (404,489)         (43,306)
                                   =============    =============    =============    =============
ING INTERNATIONAL VALUE FUND ($)
Shares sold                        $  33,997,801    $ 311,346,171    $   3,230,148    $  40,891,856
Shares issued as reinvestment
 of dividends                          9,787,206        5,411,186          562,357          769,149
Shares redeemed                      (38,872,674)     (88,175,138)      (7,950,043)     (41,911,766)
                                   -------------    -------------    -------------    -------------
Net increase (decrease)            $   4,912,333    $ 228,582,219    $  (4,157,538)   $    (250,761)
                                   =============    =============    =============    =============

                                                         CLASS A SHARES
                                                  -----------------------------
                                                   SIX MONTHS          YEAR
                                                     ENDED            ENDED
                                                   APRIL 30,        OCTOBER 31,
                                                      2003             2002
                                                  ------------     ------------
ING PRECIOUS METALS FUND
 (NUMBER OF SHARES)
Shares sold                                          2,683,326        5,093,937
Shares issued as reinvestment of dividends                  --           93,347
Shares redeemed                                     (3,835,537)      (8,565,463)
                                                  ------------     ------------
Net decrease in shares outstanding                  (1,152,211)      (3,378,179)
                                                  ============     ============
ING PRECIOUS METALS FUND ($)
Shares sold                                       $ 13,172,544     $ 23,370,196
Shares issued as reinvestment of dividends                  --          276,307
Shares redeemed                                    (19,054,856)     (37,510,436)
                                                  ------------     ------------
Net decrease                                      $ (5,882,312)    $(13,863,933)
                                                  ============     ============

                                                         CLASS A SHARES
                                                  -----------------------------
                                                   SIX MONTHS          YEAR
                                                     ENDED             ENDED
                                                   APRIL 30,        OCTOBER 31,
                                                      2003             2002
                                                  ------------     ------------
ING RUSSIA FUND
 (NUMBER OF SHARES)
Shares sold                                          1,605,744        6,263,777
Shares issued as reinvestment of dividends              63,107               --
Shares redeemed                                     (1,148,593)      (5,312,399)
                                                  ------------     ------------
Net increase in shares outstanding                     520,258          951,378
                                                  ============     ============
ING RUSSIA FUND ($)
Shares sold                                         21,816,074     $ 74,776,336
Shares issued as reinvestment of dividends             760,437               --
Redemption fee proceeds                                 64,904          156,582
Shares redeemed                                    (14,831,386)     (63,780,444)
                                                  ------------     ------------
Net increase                                      $  7,810,029     $ 11,152,474
                                                  ============     ============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                   CLASS A SHARES               CLASS B SHARES              CLASS C SHARES
                                             ---------------------------    ----------------------    --------------------------
                                             SIX MONTHS       PERIOD       SIX MONTHS     PERIOD      SIX MONTHS       PERIOD
                                                ENDED          ENDED          ENDED        ENDED         ENDED          ENDED
                                              APRIL 30,     OCTOBER 31,     APRIL 30,   OCTOBER 31,    APRIL 30,     OCTOBER 31,
                                                2003          2002(1)         2003        2002(2)        2003          2002(3)
                                             -----------    ------------    ---------    ---------    -----------    -----------
ING GLOBAL REAL ESTATE FUND
 (NUMBER OF SHARES)
Shares sold                                       58,307       2,620,377       32,351       72,797         48,971        237,200
Shares issued as reinvestment of dividends        81,549          46,906        3,023          670          7,355          2,126
Shares redeemed                                  (13,592)       (222,136)     (28,904)      (1,693)      (118,889)          (197)
                                             -----------    ------------    ---------    ---------    -----------    -----------
Net increase (decrease) in shares
 outstanding                                     126,264       2,445,147        6,470       71,774        (62,563)       239,129
                                             ===========    ============    =========    =========    ===========    ===========
ING GLOBAL REAL ESTATE FUND ($)
Shares sold                                      604,570    $ 26,466,690      301,591    $ 738,634        484,044    $ 2,517,243
Shares issued as reinvestment of dividends       825,280         505,181       27,633        6,378         69,288         20,816
Shares redeemed                                 (146,320)     (2,351,639)    (267,778)     (16,456)    (1,142,780)        (2,020)
                                             -----------    ------------    ---------    ---------    -----------    -----------
Net increase (decrease)                      $ 1,283,530    $ 24,620,232    $  61,446    $ 728,556    $  (589,448)   $ 2,536,039
                                             ===========    ============    =========    =========    ===========    ===========

----------
(1)  Commenced operations on November 5, 2001.
(2)  Commenced operations on March 15, 2002.
(3)  Commenced operations on January 8, 2002.

                                        CLASS A SHARES                    CLASS B SHARES
                                ------------------------------    ------------------------------
                                  SIX MONTHS         YEAR           SIX MONTHS         YEAR
                                    ENDED            ENDED            ENDED            ENDED
                                  APRIL 30,       OCTOBER 31,       APRIL 30,       OCTOBER 31,
                                     2003            2002              2003            2002
                                -------------    -------------    -------------    -------------
ING WORLDWIDE GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                         7,565,006       10,042,589           39,988          130,581
Shares redeemed                    (7,889,449)     (13,104,424)        (395,349)      (1,486,694)
                                -------------    -------------    -------------    -------------
Net decrease in shares
 outstanding                         (324,443)      (3,061,835)        (355,361)      (1,356,113)
                                =============    =============    =============    =============
ING WORLDWIDE GROWTH FUND ($)
Shares sold                     $  91,414,080    $ 145,141,054    $     541,720    $   2,247,925
Shares redeemed                   (95,537,187)    (192,304,536)      (5,270,967)     (24,337,790)
                                -------------    -------------    -------------    -------------
Net decrease                    $  (4,123,107)   $ (47,163,482)   $  (4,729,247)   $ (22,089,865)
                                =============    =============    =============    =============

                                        CLASS C SHARES                    CLASS Q SHARES
                                ------------------------------    ------------------------------
                                  SIX MONTHS         YEAR          SIX MONTHS          YEAR
                                    ENDED            ENDED            ENDED            ENDED
                                  APRIL 30,       OCTOBER 31,       APRIL 30,       OCTOBER 31,
                                     2003            2002             2003             2002
                                -------------    -------------    -------------    -------------
ING WORLDWIDE GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                           385,249          372,981        4,728,203        2,165,766
Shares redeemed                    (1,073,359)      (2,833,697)      (4,662,605)      (2,555,640)
                                -------------    -------------    -------------    -------------
Net decrease in shares
 outstanding                         (688,110)      (2,460,716)          65,598         (389,874)
                                =============    =============    =============    =============
ING WORLDWIDE GROWTH FUND ($)
Shares sold                     $   4,557,779    $   5,747,691    $  66,885,315    $  35,266,752
Shares redeemed                   (12,761,123)     (41,522,976)     (65,624,942)     (42,294,829)
                                -------------    -------------    -------------    -------------
Net decrease                    $  (8,203,344)   $ (35,775,285)   $   1,260,373    $  (7,028,077)
                                =============    =============    =============    =============

--------------------------------------------------------------------------------

NOTE 11 -- SECURITIES LENDING

Under an agreement with Brown Brothers Harriman ("BBH"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in Brown Brothers Investment Trust ("BBIT"). The BBIT is a Delaware business trust whose units are not offered for sale to the public, and whose purchasers are qualified purchasers such as registered investment companies ("RICs") in accordance with the provisions of
Section 3(C) of the Investment Company Act of 1940. The standard investment guidelines are modeled after SEC Rule 2a-7. A portion of the income generated by the investment of the collateral, net of any rebates paid by BBH to borrowers, is remitted to BBH as lending agent, and the remainder is paid to the Funds. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. There would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral.

At April 30, 2003, the Funds had securities on loan with the following market values:

FUND                                  VALUE
----                               ------------
Emerging Countries                 $  9,736,676
International                         5,543,048
International SmallCap Growth        34,188,460
International Value                 476,151,512
Precious Metals                       3,934,991
Russia                                8,501,325
Global Real Estate                       80,100
Worldwide Growth                      6,768,620

NOTE 12 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

                                                                        INITIAL                                 PERCENT
                                                                      ACQUISITION                               OF NET
FUND                              SECURITY                 SHARES         DATE         COST          VALUE      ASSETS
----                              --------               ----------     --------    -----------   -----------   ------
Emerging Countries   Synnex Technology Intl. Corp. GDR       49,379     12/15/99    $   321,700   $   234,550     0.2%
                                                                                    ===========   ===========    ====
Russia               Aeroflot                             2,446,350     08/15/97        950,126       801,180     0.7%
                     Moscow City Telephone Pfd              189,500     08/19/96      1,409,620       767,475     0.7%
                     Severstal-Avto                          36,550     05/07/02            --            --      0.0%
                     Volga Telecom                        1,500,000     08/01/96      4,270,859     2,407,500     2.1%
                     Volga Telecom Pfd                      658,030     11/20/96      1,291,600       684,351     0.6%
                     Yuzhnaya Telecommunication Co.      15,409,869     05/27/99      1,459,778     1,232,790     1.1%
                                                                                    -----------   -----------    ----
                                                                                    $ 9,381,983   $ 5,893,296     5.2%
                                                                                    ===========   ===========    ====

NOTE 13 -- REORGANIZATIONS

On May 17, 2002 and August 2, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 -- Capital Shares. The Adviser and the Funds allocated the cost associated with the Reorganization equally. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                  ACQUIRED FUND
                                                   TOTAL NET        TOTAL NET       UNREALIZED
                                                   ASSETS OF        ASSETS OF     APPRECIATION/
      ACQUIRING                ACQUIRED          ACQUIRED FUND   ACQUIRING FUND   (DEPRECIATION)
        FUND                     FUND               (000'S)          (000'S)         (000'S)
        ----                     ----              --------         --------        --------
Emerging Countries   Asia-Pacific Equity           $ 10,040         $108,280        $ (4,828)
International        International Core Growth       37,277           48,767           1,524

The net assets of Emerging Countries and International after the acquisitions were approximately $118,319,926 and $86,044,454, respectively.

--------------------------------------------------------------------------------

NOTE 14 -- CONCENTRATION OF RISKS

FOREIGN SECURITIES (ALL FUNDS). Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature govenments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

INDUSTRY CONCENTRATION (GLOBAL REAL ESTATE FUND AND PRECIOUS METALS FUND). As a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

REGION CONCENTRATION (RUSSIA FUND). As a result of the Fund concentrating its assets in a single region of the world, the Fund's performance may be more volatile than that of a fund that invests globally. If securities in the region that the Fund is concentrated fall out of favor, it may cause the Fund to underperform in relation to funds that focus on other types of stocks.

NON-DIVERSIFIED (RUSSIA, PRECIOUS METALS AND GLOBAL REAL ESTATE FUNDS). There is additional risk associated with being non-diversified, since the Fund is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified fund.

NOTE 15 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions for the six months ended April 30, 2003 to shareholders were as follow:

                        ORDINARY        LONG-TERM
                         INCOME       CAPITAL GAINS
                       -----------    -------------
International          $   265,180     $        --
International Value     25,971,308      37,079,320
Russia                     830,443              --
Global Real Estate       1,193,424              --

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at October 31, 2002:

                                      AMOUNT         EXPIRATION DATES
                                   ------------      ----------------
Emerging Countries                 $175,770,769         2005 - 2010
International                        35,616,204         2007 - 2010
International SmallCap Growth       238,103,455         2008 - 2010
Precious Metals                      81,505,807         2003 - 2009
Russia                               61,666,792         2006 - 2009
Worldwide Growth                    229,162,719         2008 - 2010

--------------------------------------------------------------------------------

NOTE 16 -- SUBSEQUENT EVENT

CHANGE IN FUNDS' AUDITORS PricewaterhouseCoopers, LLP ("PwC") served as independent auditors for the Funds. On May 28, 2003, the Funds' Board dismissed PwC and selected KPMG LLP ("KPMG") as independent auditors for the Funds for the fiscal year ending October 31, 2003 upon the recommendation of the Funds' Audit Committee. During the two most recent fiscal years and through May 28, 2003, there was no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to PwC's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of PwC on the financial statements of the ING Emerging Countries Fund, ING International Fund, ING International SmallCap Growth Fund, ING Precious Metals Fund, ING Russia Fund, ING Global Real Estate Fund, ING International Value Fund and ING Worldwide Growth Fund as of and for the periods or years ended October 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

ING
Emerging
Countries
Fund
            PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 85.7%
                     BRAZIL: 10.6%
      35,900    A    Banco Itau Holding Financeira SA ADR        $    1,195,470
      21,800    A    Brasil Telecom Participacoes SA ADR                771,720
      47,075         Cia de Bebidas das Americas ADR                    936,322
     100,400         Cia Energetica de Minas Gerais ADR               1,064,240
       4,200    A    Cia Siderurgica Nacional SA ADR                     96,642
      53,795         Cia Vale do Rio Doce ADR                         1,504,108
      68,783    A    Gerdau SA ADR                                      836,401
     169,395         Petroleo Brasileiro SA - Petrobras ADR           2,898,348
      76,459    A    Tele Norte Leste Participacoes SA ADR              829,580
     358,900   @,A   Telesp Celular Participacoes SA ADR              1,381,765
                                                                 --------------
                     TOTAL BRAZIL                                    11,514,596
                                                                 --------------
                     CHILE: 0.6%
      53,100         Cia de Telecomunicaciones de Chile SA ADR          609,057
                                                                 --------------
                     TOTAL CHILE                                        609,057
                                                                 --------------
                     CHINA: 2.7%
     390,500         Byd Co. Ltd.                                       773,585
   5,156,000         China Petroleum & Chemical Corp.                 1,018,103
   2,916,000         China Telecom Corp. Ltd.                           560,838
     653,000         Huaneng Power Intl., Inc.                          619,588
                                                                 --------------
                     TOTAL CHINA                                      2,972,114
                                                                 --------------
                     CZECH: 0.7%
      34,800         Komercni Banka AS GDR                              793,440
                                                                 --------------
                     TOTAL CZECH                                        793,440
                                                                 --------------
                     HONG KONG: 2.4%
     537,500         China Mobile Ltd.                                1,078,577
     879,000         CNOOC Ltd.                                       1,155,237
   1,066,000         Denway Motors Ltd.                                 355,377
                                                                 --------------
                     TOTAL HONG KONG                                  2,589,191
                                                                 --------------
                     HUNGARY: 1.6%
      82,400         OTP Bank Rt GDR                                  1,778,192
                                                                 --------------
                     TOTAL HUNGARY                                    1,778,192
                                                                 --------------
                     INDIA: 4.6%
       6,100  @,#,X  ABN Amro Bank NV                                   359,551
     240,000         Larsen & Toubro Ltd.                             1,016,876
      92,600         Ranbaxy Laboratories Ltd. GDR                    1,447,338
      91,800    #    Reliance Industries Ltd. GDR                     1,045,602
     355,500    @    Tata Engineering & Locomotive GDR                1,148,265
                                                                 --------------
                     TOTAL INDIA                                      5,017,632
                                                                 --------------
                     INDONESIA: 1.2%
   1,770,346    @    Astra Intl. Tbk PT                                 617,432
   1,380,000         Telekomunikasi Indonesia Tbk PT                    652,332
                                                                 --------------
                     TOTAL INDONESIA                                  1,269,764
                                                                 --------------
                     ISRAEL: 2.9%
      34,000    @    Check Point Software Technologies                  534,820
      55,600    A    Teva Pharmaceutical Industries ADR               2,596,520
                                                                 --------------
                     TOTAL ISRAEL                                     3,131,340
                                                                 --------------
                     LUXEMBOURG: 0.7%
      33,400    @    Tenaris SA ADR                                     784,900
                                                                 --------------
                     TOTAL LUXEMBOURG                                   784,900
                                                                 --------------
                     MALAYSIA: 2.4%
     606,000         Gamuda BHD                                         829,263
     118,800         Genting BHD                                        375,158
     317,800         Malayan Banking BHD                                660,689
   1,215,500         Public Bank BHD                                    767,684
                                                                 --------------
                     TOTAL MALAYSIA                                   2,632,794
                                                                 --------------
                     MEXICO: 8.6%
      90,015         America Movil SA de CV ADR                       1,509,552
      26,350         Cemex SA de CV ADR                                 602,097
      19,430         Fomento Economico Mexicano SA de CV ADR            737,563
      31,050         Grupo Aeroportuario del Sureste SA de CV ADR       397,750
     169,600         Grupo Financiero Banorte SA de CV                  471,789
     914,400    @    Grupo Financiero BBVA Bancomer                     795,169
      31,450    @    Grupo Televisa SA ADR                              954,193
      72,880         Telefonos de Mexico SA de CV ADR                 2,201,705
      15,910         TV Azteca SA de CV ADR                              92,278
     575,800         Wal-Mart de Mexico SA de CV                      1,594,471
                                                                 --------------
                     TOTAL MEXICO                                     9,356,567
                                                                 --------------
                     POLAND: 1.7%
      42,100         Bank Pekao SA GDR                                  921,148
     285,700    @    Telekomunikacja Polska SA GDR                      954,238
                                                                 --------------
                     TOTAL POLAND                                     1,875,386
                                                                 --------------
                     RUSSIA: 5.0%
      22,000    A    LUKOIL ADR                                       1,532,520
      18,400         MMC Norilsk Nickel ADR                             440,312
      25,600         Sibneft ADR                                        596,736
      50,800         Surgutneftegaz ADR                               1,176,550
       9,500    A    YUKOS ADR                                        1,662,500
                                                                 --------------
                     TOTAL RUSSIA                                     5,408,618
                                                                 --------------
                     SOUTH AFRICA: 6.5%
     247,000         ABSA Group Ltd.                                  1,082,872
   1,000,000         FirstRand Ltd.                                     975,771
      39,600         Gold Fields Ltd. ADR                               401,940
      35,000         Harmony Gold Mining Co. Ltd. ADR                   367,500
      19,000         Impala Platinum Holdings Ltd.                      940,038
      67,000         Sappi Ltd.                                         827,797
     103,500         Sasol Ltd.                                       1,122,152
     338,900         Standard Bank Group Ltd.                         1,360,015
                                                                 --------------
                     TOTAL SOUTH AFRICA                               7,078,085
                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
Emerging
Countries
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                     SOUTH KOREA: 16.9%
      48,800         Daishin Securities Co. Ltd.                 $      654,683
      22,580         Hanssem Co. Ltd.                                   220,225
      21,080         Honam Petrochemical Corp.                          530,036
      23,600         Hyundai Motor Co.                                  557,465
      42,871         Kookmin Bank                                     1,203,211
     105,500         Korea Electric Power Corp.                       1,775,700
      14,430    A    KT Corp. ADR                                       292,063
      13,700         KT Corp.                                           562,658
      94,800    #    KT&G Corp. GDR                                     715,740
      31,890         LG Chem Ltd.                                     1,057,751
      18,670         LG Electronics, Inc.                               643,846
      15,040         POSCO                                            1,268,807
      16,810         Samsung Electronics Co. Ltd.                     4,219,794
      19,600         Samsung Fire & Marine Insurance Co. Ltd.           967,901
     236,100         Samsung Heavy Industries Co. Ltd.                1,045,447
       2,950         Shinsegae Co. Ltd.                                 352,058
      10,000         Sindo Ricoh Co. Ltd.                               557,202
      12,190         SK Telecom Co. Ltd.                              1,695,564
                                                                 --------------
                     TOTAL SOUTH KOREA                               18,320,151
                                                                 --------------
                     TAIWAN: 10.2%
     209,323         Asustek Computer, Inc. GDR                         416,553
      25,300         Asustek Computer, Inc.                              49,352
   1,230,000    @    Chinatrust Financial Holding Co.                   959,725
   1,231,200         Compal Electronics, Inc.                         1,327,972
   2,454,000    @    Eva Airways Corp.                                  753,236
   1,598,000         Fubon Financial Holding Co. Ltd.                 1,091,004
      70,050         HON HAI Precision Industry                         219,032
     167,807    #    HON HAI Precision Industry GDR                   1,082,355
   1,278,000         Nan Ya Plastic Corp.                             1,107,160
     669,600         Synnex Technology Intl. Corp.                      787,539
      49,379    I    Synnex Technology Intl. Corp. GDR                  234,550
      33,731    @    Taiwan Semiconductor Manufacturing Co.
                       Ltd. ADR                                         282,328
   2,000,456    @    Taiwan Semiconductor Manufacturing Co. Ltd.      2,743,023
                                                                 --------------
                     TOTAL TAIWAN                                    11,053,829
                                                                 --------------
                     THAILAND: 2.7%
   1,850,000    X    Bangkok Expressway PCL                             642,990
     167,500    X    BEC World PLC                                      804,875
     457,500    @    Kasikornbank PCL                                   386,853
   3,925,100         Land & House Pub Co. Ltd.                          704,998
   1,302,000    @    National Finance PCL                               376,599
                                                                 --------------
                     TOTAL THAILAND                                   2,916,315
                                                                 --------------
                     TURKEY: 1.0%
 190,000,000         Akbank TAS                                         673,372
  72,000,000         Turkcell Iletisim Hizmet AS                        432,184
                                                                 --------------
                     TOTAL TURKEY                                     1,105,556
                                                                 --------------
                     UNITED KINGDOM: 2.6%
     197,000         Anglo American PLC                               2,821,103
                                                                 --------------
                     TOTAL UNITED KINGDOM                             2,821,103
                                                                 --------------
                     Total Common Stock (Cost $81,704,681)           93,028,630
                                                                 --------------
PREFERRED STOCK: 2.0%
                     SOUTH KOREA: 0.3%
      17,990         Samsung Electronics Co. Ltd.                     2,206,181
                                                                 --------------
                     TOTAL SOUTH KOREA                                2,206,181
                                                                 --------------
                     Total Preferred Stock (Cost $2,474,936)          2,206,181
                                                                 --------------
 WARRANTS: 0.3%
                     SOUTH KOREA: 0.3%
       8,300   @,X   Merrill Lynch Intl. Exp. 08/26/05                  340,797
                                                                 --------------
                     TOTAL SOUTH KOREA                                  340,797
                                                                 --------------
                     Total Warrants (Cost $324,577)                     340,797
                                                                 --------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $84,504,194)*               88.0%   $   95,575,608
                     OTHER ASSETS AND LIABILITIES-NET    12.0        13,064,966
                                                        -----    --------------
                     NET ASSETS                         100.0%   $  108,640,574
                                                        =====    ==============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
PLC  Public Limited Company
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Directors.
X Fair Value as determined by ING Valuation Committee appointed by the Fund's Board of Directors.
A    Loaned security, a portion or all of the security is on loan at April 30,
     2003.
I    Illiquid Security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation               $   16,994,330
                     Gross Unrealized Depreciation                   (5,922,917)
                                                                 --------------
                     Net Unrealized Appreciation                 $   11,071,414
                                                                 ==============

                 See Accompanying Notes to Financial Statements

ING
Emerging
Countries
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Agriculture                                                              0.7%
Airlines                                                                 0.7%
Auto Manufacturers                                                       1.9%
Banks                                                                   11.7%
Beverages                                                                1.5%
Building Materials                                                       0.6%
Chemicals                                                                3.4%
Commercial Services                                                      0.7%
Computers                                                                3.4%
Diversified Financial Services                                           3.1%
Electric                                                                 3.2%
Electrical Components & Equipment                                        7.2%
Electronics                                                              0.4%
Engineering & Construction                                               1.1%
Forest Products & Paper                                                  0.8%
Holding Companies-Diversified                                            0.9%
Home Builders                                                            0.6%
Home Furnishings                                                         0.2%
Insurance                                                                0.9%
Internet                                                                 0.5%
Iron/Steel                                                               2.0%
Lodging                                                                  0.3%
Media                                                                    1.7%
Mining                                                                   6.0%
Office/Business Equipment                                                0.5%
Oil & Gas                                                               10.3%
Oil & Gas Services                                                       0.7%
Pharmaceuticals                                                          3.7%
Retail                                                                   2.4%
Semiconductors                                                           2.8%
Shipbuilding                                                             1.0%
Software                                                                 0.3%
Telecommunications                                                      12.8%
Other Assets and Liabilities, Net                                       12.0%
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

                 See Accompanying Notes to Financial Statements

ING
International
Fund
            PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 82.9%
                     AUSTRALIA: 1.4%
     206,000         QBE Insurance Group Ltd.                    $    1,100,493
                                                                 --------------
                     TOTAL AUSTRALIA                                  1,100,493
                                                                 --------------
                     CANADA: 2.8%
      39,703         EnCana Corp.                                     1,302,350
     128,000    @    Kinross Gold Corp.                                 789,628
                                                                 --------------
                     TOTAL CANADA                                     2,091,978
                                                                 --------------
                     DENMARK: 2.5%
      39,000         Danske Bank A/S                                    750,378
       7,800         Novo-Nordisk A/S ADR                               283,140
       8,100         Novo-Nordisk A/S                                   293,432
      22,100         TDC A/S                                            549,788
                                                                 --------------
                     TOTAL DENMARK                                    1,876,738
                                                                 --------------
                     FINLAND: 2.7%
      18,000         Nokia OYJ ADR                                      298,260
      55,200         Nokia OYJ                                          933,905
      54,200         UPM-Kymmene OYJ                                    792,382
                                                                 --------------
                     TOTAL FINLAND                                    2,024,547
                                                                 --------------
                     FRANCE: 8.5%
      10,850         Aventis SA                                         551,062
      56,000         AXA                                                850,571
      18,950    A    Carrefour SA                                       824,145
      13,100         Pechiney SA                                        377,917
      23,700    A    Schneider Electric SA                            1,121,975
      14,000         Societe Generale                                   856,195
       2,539         Total SA                                           332,939
      17,700         Total SA ADR                                     1,162,890
      14,400         Valeo SA                                           412,527
                                                                 --------------
                     TOTAL FRANCE                                     6,490,221
                                                                 --------------
                     GERMANY: 4.0%
      29,939         Deutsche Bank AG                                 1,548,309
      20,200         Deutsche Boerse AG                                 946,814
      77,000    @    Infineon Technologies AG                           571,448
                                                                 --------------
                     TOTAL GERMANY                                    3,066,571
                                                                 --------------
                     GREECE: 0.6%
      51,500         Greek Organization of Football
                       Prognostics SA                                   470,137
                                                                 --------------
                     TOTAL GREECE                                       470,137
                                                                 --------------
                     IRELAND: 2.3%
      91,800         Irish Life & Permanent PLC                       1,046,002
     108,210    @    Ryanair Holdings PLC                               740,170
                                                                 --------------
                     TOTAL IRELAND                                    1,786,172
                                                                 --------------
                     ISRAEL: 1.6%
      26,800         Teva Pharmaceutical Industries ADR               1,251,560
                                                                 --------------
                     TOTAL ISRAEL                                     1,251,560
                                                                 --------------
                     ITALY: 2.0%
     295,200    A    Banca Fideuram S.p.A.                            1,558,266
                                                                 --------------
                     TOTAL ITALY                                      1,558,266
                                                                 --------------
                     JAPAN: 13.1%
      30,800         FamilyMart Co. Ltd.                                587,540
      34,800         Fanuc Ltd.                                       1,423,981
      60,000         JGC Corp.                                          422,606
      51,000         Kao Corp.                                          930,111
       3,500         Mabuchi Motor Co. Ltd.                             261,488
      57,600         Marui Co. Ltd.                                     479,598
     119,000         Nikko Cordial Corp.                                319,302
      95,000         Nomura Holdings, Inc.                              940,760
         540         NTT DoCoMo, Inc.                                 1,113,869
      14,400    A    Otsuka Kagu Ltd.                                   319,973
      51,000         Sekisui House Ltd.                                 374,610
      47,500         Shimano, Inc.                                      753,962
      31,100         Sony Corp.                                         756,247
       8,500         Tokyo Electron Ltd.                                318,590
      44,000         Toyota Motor Corp.                                 996,143
                                                                 --------------
                     TOTAL JAPAN                                      9,998,780
                                                                 --------------
                     MEXICO: 2.4%
     183,900         Cemex SA de CV                                     833,554
      33,300         Telefonos de Mexico SA de CV ADR                 1,005,993
                                                                 --------------
                     TOTAL MEXICO                                     1,839,547
                                                                 --------------
                     NETHERLANDS: 4.7%
     107,432         Aegon NV                                         1,092,235
      21,300         Koninklijke Philips Electronics NV ADR             397,884
      34,876         Koninklijke Philips Electronics NV                 648,823
      35,990         Royal Dutch Petroleum Co.                        1,471,372
                                                                 --------------
                     TOTAL NETHERLANDS                                3,610,314
                                                                 --------------
                     NEW ZEALAND: 1.4%
     405,900         Telecom Corp. of New Zealand Ltd.                1,087,522
                                                                 --------------
                     TOTAL NEW ZEALAND                                1,087,522
                                                                 --------------
                     NORWAY: 0.5%
      73,700         Tomra Systems ASA                                  348,605
                                                                 --------------
                     TOTAL NORWAY                                       348,605
                                                                 --------------
                     RUSSIA: 1.3%
       5,600    A    YUKOS ADR                                          980,000
                                                                 --------------
                     TOTAL RUSSIA                                       980,000
                                                                 --------------
                     SINGAPORE: 0.9%
     116,000         United Overseas Bank Ltd.                          679,432
                                                                 --------------
                     TOTAL SINGAPORE                                    679,432
                                                                 --------------
                     SOUTH AFRICA: 0.9%
      65,600         Gold Fields Ltd. ADR                               665,840
                                                                 --------------
                     TOTAL SOUTH AFRICA                                 665,840
                                                                 --------------
                     SPAIN: 1.5%
     100,300         Telefonica SA                                    1,109,274
                                                                 --------------
                     TOTAL SPAIN                                      1,109,274
                                                                 --------------
                     SWEDEN: 2.4%
      32,700         Atlas Copco AB                                     739,575
      55,180    A    ForeningsSparbanken AB                             748,803
      40,800    A    Swedish Match AB                                   301,771
                                                                 --------------
                     TOTAL SWEDEN                                     1,790,149
                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
International
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                     SWITZERLAND: 7.7%
       1,510         Julius Baer Holding AG                      $      317,297
       8,165         Nestle SA                                        1,664,545
      24,680         Novartis AG ADR                                    974,366
      16,900         Novartis AG                                        666,630
      23,450         Roche Holding AG                                 1,492,100
      15,100         UBS AG                                             716,423
                                                                 --------------
                     TOTAL SWITZERLAND                                5,831,361
                                                                 --------------
                     TAIWAN: 0.7%
      58,300    @    Taiwan Semiconductor Manufacturing Co.
                       Ltd. ADR                                         487,971
                                                                 --------------
                     TOTAL TAIWAN                                       487,971
                                                                 --------------
                     UNITED KINGDOM: 16.1%
       2,700         Amvescap PLC ADR                                    29,997
     222,200         Amvescap PLC                                     1,207,446
     239,600         BP PLC                                           1,518,360
     153,400    @    British Sky Broadcasting PLC                     1,589,938
      33,700         Diageo PLC                                         373,796
       8,100         GlaxoSmithKline PLC ADR                            328,212
      68,225         GlaxoSmithKline PLC                              1,367,369
      10,000         HSBC Holdings PLC ADR                              546,900
      46,500         Imperial Tobacco Group PLC                         778,116
     581,500         Legal & General Group PLC                          720,271
      60,800         Pearson PLC                                        506,760
      59,600         Provident Financial PLC                            546,768
      36,300         Rio Tinto PLC                                      693,877
       7,400         Rio Tinto PLC ADR                                  567,580
     745,373         Vodafone Group PLC                               1,471,246
                                                                 --------------
                     TOTAL UNITED KINGDOM                            12,246,636
                                                                 --------------
                     UNITED STATES: 0.9%
      16,000         Schlumberger Ltd.                                  670,880
                                                                 --------------
                     TOTAL UNITED STATES                                670,880
                                                                 --------------
                     Total Common Stock (Cost $66,676,206)           63,062,994
                                                                 --------------
MUTUAL FUND: 7.2%
                     UNITED STATES: 7.2%
       7,100         iShares MSCI EAFE Index Fund                       708,651
     129,100         iShares MSCI United Kingdom Index Fund           1,590,512
      65,300   A     iShares S&P Europe 350 Index Fund                3,199,047
                                                                 --------------
                     TOTAL UNITED STATES                              5,498,210
                                                                 --------------
                     Total Mutual Fund (Cost $5,152,423)              5,498,210
                                                                 --------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $71,828,629)*               90.1%   $   68,561,204
                     OTHER ASSETS AND LIABILITIES-NET     9.9         7,496,443
                                                        -----    --------------
                     NET ASSETS                         100.0%   $   76,057,647
                                                        =====    ==============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
PLC  Public Limited Company
A Loaned security, a portion or all of the security is on loan at April 30, 2003.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation               $    4,096,805
                     Gross Unrealized Depreciation                   (7,364,230)
                                                                 --------------
                     Net Unrealized Depreciation                 $   (3,267,425)
                                                                 ==============

                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Agriculture                                                             1.4%
Airlines                                                                1.0%
Auto Manufacturers                                                      1.3%
Auto Parts & Equipment                                                  0.5%
Banks                                                                   8.1%
Beverages                                                               0.5%
Building Materials                                                      1.1%
Cosmetics/Personal Care                                                 1.2%
Diversified Financial Services                                          8.7%
Electronics                                                             3.6%
Engineering & Construction                                              0.5%
Entertainment                                                           0.6%
Environmental Control                                                   0.5%
Equity Fund                                                             7.2%
Food                                                                    3.3%
Forest Products & Paper                                                 1.0%
Hand/Machine Tools                                                      1.5%
Home Builders                                                           0.5%
Home Furnishings                                                        1.0%
Insurance                                                               4.9%
Leisure Time                                                            1.0%
Machinery-Construction & Mining                                         1.0%
Media                                                                   2.8%
Mining                                                                  4.1%
Oil & Gas                                                               8.9%
Oil & Gas Services                                                      0.9%
Pharmaceuticals                                                         9.5%
Retail                                                                  1.8%
Semiconductors                                                          1.8%
Telecommunications                                                      9.9%
Other Assets and Liabilities, Net                                       9.9%
                                                                      -----
NET ASSETS                                                            100.0%
                                                                      =====

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund
            PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 90.6%
                     AUSTRIA: 1.3%
      31,000         Erste Bank der Oesterreichischen
                       Sparkassen AG                             $    2,452,856
      10,000         OMV AG                                           1,200,816
                                                                 --------------
                     TOTAL AUSTRIA                                    3,653,672
                                                                 --------------
                     BELGIUM: 0.9%
      22,400         Colruyt SA                                       1,463,656
      37,300    @    Mobistar SA                                      1,215,503
                                                                 --------------
                     TOTAL BELGIUM                                    2,679,159
                                                                 --------------
                     BERMUDA: 0.6%
     179,000         Frontline Ltd.                                   1,892,881
                                                                 --------------
                     TOTAL BERMUDA                                    1,892,881
                                                                 --------------
                     BRAZIL: 0.7%
 221,500,000         Cia Paranaense de Energia                          525,151
     131,300         Cia Paranaense de Energia ADR                      425,412
      98,000         Empresa Brasileira de Aeronautica SA ADR         1,359,260
                                                                 --------------
                     TOTAL BRAZIL                                     2,309,823
                                                                 --------------
                     CANADA: 11.7%
     178,100         Abitibi-Consolidated, Inc.                       1,247,668
      91,000   @,A   Ballard Power Systems, Inc.                        931,931
      26,400    @    Bonavista Petroleum Ltd.                           618,319
     350,300    @    Canadian 88 Energy Corp.                           529,870
     181,200    @    Cequel Energy, Inc.                                795,734
     176,500    @    Compton Petroleum Corp.                            658,215
     103,800   @,A   Cott Corp.                                       1,904,730
     101,400         Dofasco, Inc.                                    1,939,506
     111,400         Finning Intl., Inc.                              2,189,795
      88,500    @    Industrial-Alliance Life Insurance Co.           2,304,109
     158,400         IPSCO, Inc.                                      1,324,969
     128,300    @    Ketch Resources Ltd.                               532,124
     201,600    @    Kingsway Financial Services, Inc.                2,318,695
      74,700    @    Masonite Intl. Corp.                             1,273,118
     110,600         Molson, Inc.                                     2,544,124
     133,700    @    Olympia Energy, Inc.                               343,896
      85,500    @    Precision Drilling Corp.                         2,939,490
     120,100    @    Progress Energy Ltd.                               728,335
     215,300    @    RONA, Inc.                                       2,366,709
      94,100         Saputo, Inc.                                     1,656,228
     235,800         Teck Cominco Ltd.                                1,686,399
     133,600    @    Tesco Corp.                                      1,415,530
     127,200    @    Thunder Energy, Inc.                               558,595
      99,400    @    Westjet Airlines Ltd.                            1,143,246
                                                                 --------------
                     TOTAL CANADA                                    33,951,335
                                                                 --------------
                     CHINA: 0.6%
     821,000         Byd Co. Ltd.                                     1,626,410
                                                                 --------------
                     TOTAL CHINA                                      1,626,410
                                                                 --------------
                     DENMARK: 1.9%
      19,700    A    Coloplast A/S                                    1,456,923
      66,200         Danisco A/S                                      2,418,074
      50,000    @    Jyske Bank                                       1,630,929
                                                                 --------------
                     TOTAL DENMARK                                    5,505,926
                                                                 --------------
                     FINLAND: 0.8%
     335,200         Sampo OYJ                                        2,431,541
                                                                 --------------
                     TOTAL FINLAND                                    2,431,541
                                                                 --------------
                     FRANCE: 6.0%
      39,600    @    Business Objects SA ADR                            860,508
      43,000   @,A   Cap Gemini SA                                    1,337,905
      60,300         Cie Generale D'Optique Essilor
                       International SA                               2,469,046
      40,200         CNP Assurances                                   1,615,972
      56,000    A    Dassault Systemes SA                             1,618,021
     235,500    @    JC Decaux SA                                     2,273,376
      47,400    A    Pechiney SA                                      1,367,424
      51,500         Thales SA                                        1,377,652
      31,200         Unibail                                          2,087,411
      38,600         Vinci SA                                         2,513,578
                                                                 --------------
                     TOTAL FRANCE                                    17,520,893
                                                                 --------------
                     GERMANY: 3.9%
      80,000         Continental AG                                   1,431,158
      56,000         Deutsche Boerse AG                               2,624,832
      50,000    A    Medion AG                                        1,868,742
      54,900    A    Schwarz Pharma AG                                2,389,468
      80,000    @    SGL Carbon AG                                    1,192,781
      35,000         Stada Arzneimittel AG                            1,831,914
                                                                 --------------
                     TOTAL GERMANY                                   11,338,895
                                                                 --------------
                     GREECE: 0.4%
      78,600         Coca Cola Hellenic Bottling Co. SA               1,149,101
                                                                 --------------
                     TOTAL GREECE                                     1,149,101
                                                                 --------------
                     HONG KONG: 0.5%
   1,134,000         Cathay Pacific Airways Ltd.                      1,366,782
                                                                 --------------
                     TOTAL HONG KONG                                  1,366,782
                                                                 --------------
                     INDIA: 1.1%
      75,900         Comfort Intech Ltd.                              1,082,110
      58,260         Ranbaxy Laboratories Ltd. GDR                      910,604
     159,400    A    Satyam Computer Services Ltd. ADR                1,227,380
                                                                 --------------
                     TOTAL INDIA                                      3,220,094
                                                                 --------------
                     IRELAND: 2.4%
     586,000         Anglo Irish Bank Corp. PLC                       4,407,798
     200,000         Greencore Group PLC                                613,800
     165,100         Irish Life & Permanent PLC                       1,893,275
                                                                 --------------
                     TOTAL IRELAND                                    6,914,873
                                                                 --------------
                     ISRAEL: 0.8%
      50,000    @    Taro Pharmaceuticals Industries                  2,288,000
                                                                 --------------
                     TOTAL ISRAEL                                     2,288,000
                                                                 --------------
                     ITALY: 2.6%
     254,200    A    Banco Popolare di Verona e Novara Scrl           3,452,473
     184,800    A    Italcementi S.p.A.                               1,930,376
     289,100    A    Saipem S.p.A.                                    2,016,473
                                                                 --------------
                     TOTAL ITALY                                      7,399,322
                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                     JAPAN: 13.6%
     548,000    A    Bank of Yokohama Ltd.                       $    1,934,496
      94,000    A    Capcom Co. Ltd.                                    750,361
      25,000         Eneserve Corp.                                     876,237
       8,700         Funai Electric Co. Ltd.                            875,398
      23,000         Hogy Medical Co. Ltd.                              973,923
     190,000    A    JSR Corp.                                        1,981,888
     300,000    A    Keihin Electric Express Railway Co. Ltd.         1,436,358
     828,000         Komatsu Ltd.                                     3,158,980
     181,000    A    Konica Corp.                                     1,655,802
      57,700         Kose Corp.                                       1,828,828
     900,000         Mitsui Mining & Smelting Co. Ltd.                2,362,066
      46,300         Nichii Gakkan Co.                                2,360,423
      40,500    A    Nidec Corp.                                      2,139,443
     221,000         Nippon Electric Glass Co. Ltd.                   2,420,141
      77,400         Nitto Denko Corp.                                2,226,077
     770,000         NSK Ltd.                                         2,053,161
      57,600         Pioneer Corp.                                    1,154,318
     344,000    A    Shizuoka Bank Ltd.                               2,272,950
     129,000    A    THK Co. Ltd.                                     1,189,837
     522,000         Toho Gas Co. Ltd.                                1,448,784
     300,000         TonenGeneral Sekiyu KK                           1,906,758
       1,106    @    UMC Japan                                          871,742
      38,500         Uni-Charm Corp.                                  1,533,414
                                                                 --------------
                     TOTAL JAPAN                                     39,411,385
                                                                 --------------
                     LUXEMBOURG: 0.4%
      48,349    @    Tenaris SA ADR                                   1,136,202
      35,125    @    Tenaris SA                                          82,267
                                                                 --------------
                     TOTAL LUXEMBOURG                                 1,218,469
                                                                 --------------
                     NETHERLANDS: 1.9%
      90,900         Euronext NV                                      2,008,599
      35,000         Fugro NV                                         1,419,831
      32,200    A    IHC Caland NV                                    1,662,003
      10,981         Rodamco Europe NV                                  533,696
                                                                 --------------
                     TOTAL NETHERLANDS                                5,624,129
                                                                 --------------
                     NORWAY: 1.0%
      57,300    A    Gjensidige NOR ASA                               1,985,660
      47,800         ProSafe ASA                                        806,025
                                                                 --------------
                     TOTAL NORWAY                                     2,791,685
                                                                 --------------
                     PORTUGAL: 0.9%
     475,200         Brisa-Auto Estradas de Portugal SA               2,561,461
                                                                 --------------
                     TOTAL PORTUGAL                                   2,561,461
                                                                 --------------
                     RUSSIA: 0.4%
      26,000   @,A   Vimpel-Communications ADR                        1,036,360
                                                                 --------------
                     TOTAL RUSSIA                                     1,036,360
                                                                 --------------
                     SINGAPORE: 0.5%
   2,000,000         Singapore Exchange Ltd.                          1,374,183
                                                                 --------------
                     TOTAL SINGAPORE                                  1,374,183
                                                                 --------------
                     SOUTH AFRICA: 0.5%
     365,000    @    Telkom SA Ltd.                                   1,579,628
                                                                 --------------
                     TOTAL SOUTH AFRICA                               1,579,628
                                                                 --------------
                     SOUTH KOREA: 2.9%
      23,170         Kumgang Korea Chemical Co. Ltd.                  1,973,741
      15,600         LG Home Shopping, Inc.                             887,210
      45,680         Samsung Electro-Mechanics Co. Ltd.               1,347,842
      18,600         Samsung SDI Co. Ltd.                             1,163,457
       9,000         Shinsegae Co. Ltd.                               1,074,074
     108,520         SK Corp.                                           893,169
      55,000         You Eal Electronics Co. Ltd.                     1,050,206
                                                                 --------------
                     TOTAL SOUTH KOREA                                8,389,699
                                                                 --------------
                     SPAIN: 6.8%
      49,300         Acciona SA                                       2,365,808
     200,000    A    ACESA Infraestructuras SA                        2,600,280
      89,600    A    ACS Actividades Cons y Serv                      3,374,785
      71,600         Altadis SA                                       1,845,819
      65,500    A    Bankinter SA                                     2,000,692
     372,300         Corp. Mapfre SA                                  3,490,089
     205,300         Ebro Puleva SA                                   1,789,387
     200,100         Red Electrica de Espana                          2,378,268
                                                                 --------------
                     TOTAL SPAIN                                     19,845,128
                                                                 --------------
                     SWEDEN: 3.2%
      73,000         Autoliv, Inc.                                    1,784,907
      50,000         Billerud AB                                        663,227
     229,600    @    Elekta AB                                        2,498,185
      88,000         Gambro AB                                          497,035
      53,300    A    SKF AB                                           1,544,323
     309,200    A    Swedish Match AB                                 2,286,954
                                                                 --------------
                     TOTAL SWEDEN                                     9,274,631
                                                                 --------------
                     SWITZERLAND: 4.0%
      42,800    @    Actelion Ltd.                                    2,740,677
      48,500         Converium Holding AG                             2,190,242
      39,800    @    Logitech International SA                        1,467,227
      45,430    @    Saurer AG                                        1,187,417
       6,800         SGS Societe Generale Surveillance
                       Holdings SA                                    2,378,972
      25,000    @    Swiss Life Holding                               1,563,076
                                                                 --------------
                     TOTAL SWITZERLAND                               11,527,611
                                                                 --------------
                     TAIWAN: 0.7%
     923,000         Benq Corp.                                         937,298
   2,143,000    @    Siliconware Precision Industries Co.             1,014,329
                                                                 --------------
                     TOTAL TAIWAN                                     1,951,627
                                                                 --------------
                     UNITED KINGDOM: 16.5%
     300,000    @    Acambis PLC                                      1,359,312
     281,156         Amvescap PLC                                     1,527,816
     300,000         Arriva PLC                                       1,536,717
     392,100         Cattles PLC                                      1,983,423
     208,300         Close Brothers Group PLC                         1,756,129
      51,700         Cobham PLC                                         946,108
     100,000         CP Ships Ltd.                                    1,460,337
     498,900    @    easyJet PLC                                      1,507,023
     194,500         Exel PLC                                         1,865,158
   1,654,800         Friends Provident PLC                            2,598,500
     587,500         GKN PLC                                          1,934,282
     612,951         John Wood Group PLC                              1,525,803
     410,200         Kelda Group PLC                                  2,697,803
     501,000         Kidde PLC                                          576,521
     215,800         Man Group PLC                                    3,638,720
     256,200         Northern Rock PLC                                2,929,770

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                     UNITED KINGDOM (CONTINUED)
     728,200         Peninsular and Oriental Steam
                     Navigation Co.                              $    2,246,222
     233,800         Schroders PLC                                    2,270,985
     253,952         Severn Trent PLC                                 2,902,033
     300,000         SIG PLC                                          1,112,382
   1,149,600         Signet Group PLC                                 1,543,372
   2,463,800    @    Skyepharma PLC                                   1,949,195
     303,500         Smith & Nephew PLC                               2,023,950
     195,900         Smiths Group PLC                                 2,094,620
     510,100         Taylor Woodrow PLC                               1,597,924
      83,980    @    Tullow Oil PLC                                      93,284
                                                                 --------------
                     TOTAL UNITED KINGDOM                            47,677,389
                                                                 --------------
                     UNITED STATES: 1.1%
     311,300    @    Ultra Petroleum Corp.                            3,113,000
                                                                 --------------
                     TOTAL UNITED STATES                              3,113,000
                                                                 --------------
                     Total Common Stock (Cost $244,068,534)         262,625,092
                                                                 --------------
PREFERRED STOCK: 2.0%
                     BRAZIL: 0.4%
 317,300,000         Cia Paranaense de Energia                        1,050,335
                                                                 --------------
                     TOTAL BRAZIL                                     1,050,335
                                                                 --------------
                     GERMANY: 1.6%
      27,500    A    Henkel KGaA                                      1,785,544
      38,000         Wella AG                                         2,841,336
                                                                 --------------
                     TOTAL GERMANY                                    4,626,880
                                                                 --------------
                     Total Preferred Stock (Cost $4,757,883)          5,677,215
                                                                 --------------

Contracts                                                            Value
--------------------------------------------------------------------------------
OPTIONS: 0.0%
                     HONG KONG: 0.0%
       4,330    X    USD Call/HKD Put, 7.820 Strike,
                       expires 10/07/03                                   6,170
                                                                 --------------
                     TOTAL HONG KONG                                      6,170
                                                                 --------------
                     Total Options (Cost $24,681)                         6,170
                                                                 --------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $248,851,098)*              92.6%   $  268,308,477
                     OTHER ASSETS AND LIABILITIES-NET     7.4        21,370,636
                                                        -----    --------------
                     NET ASSETS                         100.0%   $  289,679,113
                                                        =====    ==============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
PLC  Public Limited Company
X Fair Value as determined by ING Valuation Committee as appointed by the Fund's Board of Directors.
A Loaned security, a portion or all of the security is on loan at April 30, 2003.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation               $   30,258,642
                     Gross Unrealized Depreciation                  (10,801,263)
                                                                 --------------
                     Net Unrealized Appreciation                 $   19,457,379
                                                                 ==============

                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Advertising                                                              0.8%
Aerospace/Defense                                                        1.3%
Agriculture                                                              1.4%
Airlines                                                                 1.4%
Auto Parts & Equipment                                                   1.8%
Banks                                                                    7.3%
Beverages                                                                1.9%
Building Materials                                                       1.5%
Chemicals                                                                2.5%
Closed-end Funds                                                         0.2%
Commercial                                                               4.2%
Services Computers                                                       1.3%
Cosmetics/Personal Care                                                  2.1%
Distribution/Wholesale                                                   0.7%
Diversified Financial Services                                           8.5%
Electric                                                                 1.5%
Electrical Components & Equipment                                        1.2%
Electronics                                                              1.7%
Energy-Alternate Sources                                                 0.3%
Engineering & Construction                                               2.9%
Food                                                                     2.7%
Forest Products & Paper                                                  0.7%
Gas                                                                      0.5%
Hand/Machine Tools                                                       1.9%
Healthcare-Product                                                       3.4%
Home Builders                                                            0.6%
Home Furnishings                                                         0.4%
Household Products/Wares                                                 0.6%
Insurance                                                                5.6%
Iron/Steel                                                               1.1%
Machinery-Construction & Mining                                          1.1%
Machinery-Diversified                                                    0.4%
Metal Fabricate/Hardware                                                 1.2%
Mining                                                                   1.9%
Miscellaneous Manufacturing                                              1.3%
Oil & Gas                                                                5.1%
Oil & Gas Services                                                       2.9%
Pharmaceuticals                                                          4.6%
Real Estate                                                              0.7%
Retail                                                                   2.0%
Semiconductors                                                           0.7%
Software                                                                 1.5%
Telecommunications                                                       1.7%
Transportation                                                           3.6%
Water                                                                    1.9%
Other Assets and Liabilities, Net                                        7.4%
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

                 See Accompanying Notes to Financial Statements

ING
International
Value
Fund
            PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 97.7%
                     BERMUDA: 2.1%
   3,465,070         Tyco Intl. Ltd.                             $   54,055,092
                                                                 --------------
                     TOTAL BERMUDA                                   54,055,092
                                                                 --------------
                     BRAZIL: 6.8%
     960,480    A    Banco Bradesco SA/Brazil ADR                    19,785,888
  10,027,700         Centrais Eletricas Brasileiras SA ADR           38,408,097
   3,094,300         Petroleo Brasileiro SA -- Petrobras ADR         52,943,473
   2,532,786    A    Tele Norte Leste Participacoes SA ADR           27,480,728
   1,208,600         Telecomunicacoes Brasileiras SA ADR             31,399,428
                                                                 --------------
                     TOTAL BRAZIL                                   170,017,614
                                                                 --------------
                     CANADA: 1.9%
  18,105,392   @,A   Nortel Networks Corp.                           46,711,911
                                                                 --------------
                     TOTAL CANADA                                    46,711,911
                                                                 --------------
                     FRANCE: 5.0%
   8,288,100    A    Alcatel SA                                      67,891,474
   1,485,000    A    Alstom                                           3,016,213
   1,463,100    A    Michelin (C.G.D.E.)                             54,127,970
                                                                 --------------
                     TOTAL FRANCE                                   125,035,657
                                                                 --------------
                     GERMANY: 7.3%
     805,500    A    BASF AG                                         35,930,552
   1,644,800    A    Bayerische Hypo-und Vereinsbank AG              21,898,670
   5,377,300    A    Deutsche Telekom AG                             71,892,780
   1,124,988    A    E.ON AG                                         53,847,821
                                                                 --------------
                     TOTAL GERMANY                                  183,569,823
                                                                 --------------
                     HONG KONG: 1.7%
   3,160,236         Jardine Matheson Holdings Ltd.                  17,855,333
   6,146,000         Swire Pacific Ltd.                              24,271,777
                                                                 --------------
                     TOTAL HONG KONG                                 42,127,110
                                                                 --------------
                     ITALY: 3.0%
  19,093,700    A    Banca Intesa S.p.A.                             49,435,881
   3,129,200    A    Telecom Italia S.p.A.                           25,562,810
                                                                 --------------
                     TOTAL ITALY                                     74,998,691
                                                                 --------------
                     JAPAN: 20.5%
     654,000         Daiichi Pharmaceutical Co. Ltd.                  8,280,563
   5,540,000         Daiwa House Industry Co. Ltd.                   33,446,252
   9,186,700         Hitachi Ltd.                                    30,658,281
       6,438         Japan Tobacco, Inc.                             37,518,112
   9,584,000         Komatsu Ltd.                                    36,564,816
   6,456,000         Matsushita Electric Industrial Co. Ltd.         51,427,134
       1,762         Millea Holdings, Inc.                           11,435,418
  10,636,000         Mitsubishi Heavy Industries Ltd.                23,633,574
      10,207         Mitsubishi Tokyo Financial Group, Inc.          34,576,790
  12,161,000    A    Nippon Oil Corp.                                48,435,980
      13,125         Nippon Telegraph & Telephone Corp.              46,002,432
   1,049,000         Ono Pharmaceutical Co. Ltd.                     31,313,433
   3,822,000         Sankyo Co. Ltd.                                 55,378,300
      11,494    A    Sumitomo Mitsui Financial Group, Inc.           18,022,623
   1,362,000         TDK Corp.                                       47,280,563
                                                                 --------------
                     TOTAL JAPAN                                    513,974,271
                                                                 --------------
                     MEXICO: 2.6%
   1,275,060         America Movil SA de CV ADR                      21,382,756
   1,471,160         Telefonos de Mexico SA de CV ADR                44,443,744
                                                                 --------------
                     TOTAL MEXICO                                    65,826,500
                                                                 --------------
                     NETHERLANDS: 1.4%
     945,000         Akzo Nobel NV                                   21,008,030
     350,000    A    European Aeronautic Defense and Space Co.        3,253,698
   2,287,000         Koninklijke Ahold NV                            10,464,397
                                                                 --------------
                     TOTAL NETHERLANDS                               34,726,125
                                                                 --------------
                     NEW ZEALAND: 2.0%
  19,086,427    A    Telecom Corp. of New Zealand Ltd.               51,138,006
                                                                 --------------
                     TOTAL NEW ZEALAND                               51,138,006
                                                                 --------------
                     PORTUGAL: 1.9%
   6,709,676         Portugal Telecom SGPS SA                        47,998,070
                                                                 --------------
                     TOTAL PORTUGAL                                  47,998,070
                                                                 --------------
                     RUSSIA: 1.3%
     477,800         LUKOIL ADR                                      33,283,548
                                                                 --------------
                     TOTAL RUSSIA                                    33,283,548
                                                                 --------------
                     SINGAPORE: 3.2%
   3,652,191         DBS Group Holdings Ltd.                         17,894,831
   6,060,800   @,X   DBS Group Holdings Ltd. ADR                     29,696,418
   6,239,000         Oversea-Chinese Banking Corp.                   33,204,860
                                                                 --------------
                     TOTAL SINGAPORE                                 80,796,109
                                                                 --------------
                     SOUTH KOREA: 4.8%
   4,337,800    A    Korea Electric Power Corp. ADR                  40,862,076
   2,180,500         KT Corp. ADR                                    44,133,320
   1,709,000         POSCO ADR                                       35,119,950
                                                                 --------------
                     TOTAL SOUTH KOREA                              120,115,346
                                                                 --------------
                     SPAIN: 9.5%
   6,566,533         Banco Bilbao Vizcaya
                     Argentaria SA                                   66,100,823
   5,374,170         Repsol YPF SA                                   78,268,337
   8,538,260         Telefonica SA                                   94,429,399
                                                                 --------------
                     TOTAL SPAIN                                    238,798,559
                                                                 --------------
                     SWITZERLAND: 4.1%
      91,700    A    Swisscom AG                                     28,362,567
     697,374         Zurich Financial Services AG                    73,526,861
                                                                 --------------
                     TOTAL SWITZERLAND                              101,889,428
                                                                 --------------
                     UNITED KINGDOM: 18.1%
  22,621,100         BAE Systems PLC                                 45,915,800
   4,901,200         British American Tobacco PLC                    47,000,057
   6,983,730         BT Group PLC                                    20,007,431
  43,633,700    @    Corus Group PLC                                  9,658,652
  15,012,600         Friends Provident PLC                           23,573,995
   2,945,600         HSBC Holdings PLC                               32,197,819
  18,801,490         Imperial Chemical Industries PLC                38,989,202
  30,391,298         Invensys PLC                                     7,164,502
  11,088,607         Marks & Spencer Group PLC                       51,660,697
  15,343,000         Reuters Group PLC                               33,104,632
  17,674,000         Royal & Sun Alliance Insurance Group            30,860,362
   8,735,650         SABMiller PLC                                   60,175,154
  12,395,700         Safeway PLC                                     53,887,083
                                                                 --------------
                     TOTAL UNITED KINGDOM                           454,195,386
                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
International
Value
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                     VENEZUELA: 0.5%
   1,216,822         Cia Anonima Nacional Telefonos de
                       Venezuela -- CANTV ADR                    $   12,667,117
                                                                 --------------
                     TOTAL VENEZUELA                                 12,667,117
                                                                 --------------
                     Total Common Stock (Cost $3,323,915,951)     2,451,924,363
                                                                 --------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $3,323,915,951)*            97.7%   $2,451,924,363
                     OTHER ASSETS AND LIABILITIES-NET     2.3        58,465,107
                                                        -----    --------------
                     NET ASSETS                         100.0%   $2,510,389,470
                                                        =====    ==============

@    Non-income producing security
ADR  American Depository Receipt
PLC  Public Limited Company
X Fair Value as determined by ING Valuation Committee appointed by the Fund's Board of Directors.
A Loaned security, a portion or all of the security is on loan at April 30, 2003.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation               $  123,453,495
                     Gross Unrealized Depreciation                 (995,445,083)
                                                                 --------------
                     Net Unrealized Depreciation                 $ (871,991,588)
                                                                 ==============

                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Aerospace/Defense                                                        2.0%
Agriculture                                                              3.4%
Auto Parts & Equipment                                                   2.2%
Banks                                                                   12.9%
Beverages                                                                2.4%
Chemicals                                                                3.7%
Computers                                                                1.9%
Electric                                                                 5.3%
Electrical Components & Equipment                                        1.2%
Food                                                                     2.6%
Holding Companies-Diversified                                            1.7%
Home Builders                                                            1.3%
Home Furnishings                                                         2.0%
Insurance                                                                5.5%
Iron/Steel                                                               1.8%
Machinery-Construction & Mining                                          1.5%
Machinery-Diversified                                                    0.1%
Media                                                                    1.3%
Miscellaneous Manufacturing                                              3.4%
Oil & Gas                                                                8.5%
Pharmaceuticals                                                          3.8%
Retail                                                                   2.1%
Telecommunication Services                                               2.2%
Telecommunication Equipment                                              4.7%
Telephone-Integrated                                                    20.2%
Other Assets and Liabilities, Net                                        2.3%
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

                 See Accompanying Notes to Financial Statements

ING
Precious
Metals
Fund
            PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 82.7%
                     CANADA: 37.7%
     303,500    A    Agnico-Eagle Mines Ltd.                     $    3,041,070
     200,000         Barrick Gold Corp.                               2,990,000
     264,400    @    Glamis Gold Ltd.                                 2,932,554
     177,800         Goldcorp, Inc.                                   1,854,097
     913,600         Iamgold Corp.                                    4,457,828
     459,998    @    Kinross Gold Corp.                               2,818,126
     345,180    @    Meridian Gold, Inc.                              3,504,665
     200,000   A,@   PAN American Silver Corp.                        1,256,000
     413,500    A    Placer Dome, Inc.                                4,089,515
     325,000    @    Wheaton River Minerals Ltd.                        283,180
                                                                 --------------
                     TOTAL CANADA                                    27,227,035
                                                                 --------------
                     GHANA: 4.4%
     600,000    @    Ashanti Goldfields Co. Ltd. GDR                  3,174,000
                                                                 --------------
                     TOTAL GHANA                                      3,174,000
                                                                 --------------
                     PAPUA NEW GUINEA: 3.4%
   3,000,000         Lihir Gold Ltd.                                  2,458,411
                                                                 --------------
                     TOTAL PAPUA NEW GUINEA                           2,458,411
                                                                 --------------
                     PERU: 5.5%
     150,000         Cia de Minas Buenaventura SA ADR                 3,990,000
                                                                 --------------
                     TOTAL PERU                                       3,990,000
                                                                 --------------
                     SOUTH AFRICA: 11.2%
     105,000    @    African Rainbow Minerals Gold Ltd.                 809,546
      95,000    A    Anglogold Ltd. ADR                               2,680,900
     200,000    @    Durban Roodepoort Deep Ltd.                        453,802
     200,000         Gold Fields Ltd. ADR                             2,030,000
     200,000         Harmony Gold Mining Co. Ltd. ADR                 2,100,000
                                                                 --------------
                     TOTAL SOUTH AFRICA                               8,074,248
                                                                 --------------
                     UNITED KINGDOM: 9.0%
     315,000         Lonmin Public Ltd. Co.                           3,498,969
     200,000   A,@   Randgold Resources Ltd. ADR                      3,002,000
                                                                 --------------
                     TOTAL UNITED KINGDOM                             6,500,969
                                                                 --------------
                     UNITED STATES: 11.5%
     200,000         Freeport-McMoRan Copper & Gold, Inc.             3,462,000
     225,000    @    Hecla Mining Co.                                   841,500
     150,000         Newmont Mining Corp.                             4,053,000
                                                                 --------------
                     TOTAL UNITED STATES                              8,356,500
                                                                 --------------
                     Total Common Stock (Cost $51,302,887)           59,781,163
                                                                 --------------
WARRANTS: 0.3%
                     CANADA: 0.3%
      17,500         Agnico-Eagle Mines Ltd.                             50,750
      90,000         Kinross Gold Corp.                                  84,693
     162,500         Wheaton River Minerals Ltd.                         56,636
                                                                 --------------
                     TOTAL CANADA                                       192,079
                                                                 --------------
                     Total Warrants (Cost $116,366)                     192,079
                                                                 --------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $51,419,253)*               83.0%   $   59,973,242
                     OTHER ASSETS AND LIABILITIES-NET    17.0        12,291,669
                                                        -----    --------------
                     NET ASSETS                         100.0%   $   72,264,911
                                                        =====    ==============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
A Loaned security, a portion or all of the security is on loan at April 30, 2003.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation               $   12,298,248
                     Gross Unrealized Depreciation                   (3,744,259)
                                                                 --------------
                     Net Unrealized Appreciation                 $    8,553,989
                                                                 ==============

                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Gold Mining                                                             64.9%
Metal-Diversified                                                        6.0%
Platinum                                                                 4.8%
Silver Mining                                                            7.3%
Other Assets and Liabilities, Net                                       17.0%
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

                 See Accompanying Notes to Financial Statements

ING
Russia
Fund
            PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 79.7%
                     AIRLINES: 0.7%
   2,446,350    I    Aeroflot                                    $      801,180
                                                                 --------------
                                                                        801,180
                                                                 --------------
                     AUTO: 0.00%
      36,550  @,X,I  Severstal-Avto                                          --
                                                                 --------------
                                                                             --
                                                                 --------------
                     BANKS: 3.6%
      18,000         Sberbank RF                                      4,098,600
                                                                 --------------
                                                                      4,098,600
                                                                 --------------
                     BEVERAGES: 1.6%
     500,000         Sun Interbrew Ltd. GDR                           1,830,000
                                                                 --------------
                                                                      1,830,000
                                                                 --------------
                     ELECTRIC: 6.5%
   2,115,000         Lenenergo                                          704,295
  40,000,000    A    Mosenergo                                        2,748,000
  26,000,000         Unified Energy System                            3,913,000
                                                                 --------------
                                                                      7,365,295
                                                                 --------------
                     FOOD: 1.4%
      90,000    A    Wimm-Bill-Dann Foods OJSC ADR                    1,651,500
                                                                 --------------
                                                                      1,651,500
                                                                 --------------
                     GAS: 2.9%
     210,000    A    OAO Gazprom ADR                                  3,307,500
                                                                 --------------
                                                                      3,307,500
                                                                 --------------
                     IRON/STEEL: 2.2%
      43,000         Cherepovets MK Severstal                         2,506,900
                                                                 --------------
                                                                      2,506,900
                                                                 --------------
                     MINING: 4.2%
     200,000         MMC Norilsk Nickel ADR                           4,786,000
                                                                 --------------
                                                                      4,786,000
                                                                 --------------
                     OIL & GAS: 40.2%
     135,000         LUKOIL ADR                                       9,404,100
   2,000,000         Sibneft                                          4,680,000
     420,000    A    Surgutneftegaz ADR                               9,030,000
     188,000    A    Tatneft ADR                                      3,293,760
   1,675,000         YUKOS                                           19,430,000
                                                                 --------------
                                                                     45,837,860
                                                                 --------------
                     TELECOMMUNICATIONS: 16.4%
   4,864,502         Central Telecommunications Co.                   1,289,093
     100,000         Golden Telecom, Inc.                             1,690,000
      70,000    A    Mobile Telesystems ADR                           3,360,000
     200,000         Moscow City Telephone                            1,370,000
   1,098,882         Rostelecom                                       1,538,435
  33,510,200         Sibirtelecom                                       891,371
 104,962,293         Uralsvyazinform                                  1,805,351
      77,000    A    Vimpel-Communications ADR                        3,069,220
   1,500,000    I    VolgaTelecom                                     2,407,500
  15,409,869    I    Yuzhnaya Telecommunication Co.                   1,232,790
                                                                 --------------
                                                                     18,653,760
                                                                 --------------
                     Total Common Stock (Cost $65,741,653)           90,838,595
                                                                 --------------
PREFERRED STOCK: 7.2%
                     ELECTRIC: 1.3%
  12,000,000         Unified Energy System                            1,500,000
                                                                 --------------
                                                                      1,500,000
                                                                 --------------
                     OIL & GAS: 3.0%
  15,000,000         Surgutneftegaz                                   3,450,000
                                                                 --------------
                                                                      3,450,000
                                                                 --------------
                     PIPELINES: 0.9%
       2,800         Transneft                                        1,041,600
                                                                 --------------
                                                                      1,041,600
                                                                 --------------
                     TELECOMMUNICATIONS: 2.0%
     189,500    I    Moscow City Telephone                              767,475
  71,082,514         Uralsvyazinform                                    860,098
     658,030    I    VolgaTelecom                                       684,351
                                                                 --------------
                                                                      2,311,924
                                                                 --------------
                     Total Preferred Stock (Cost $6,361,148)          8,303,524
                                                                 --------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $72,102,801)*               86.9%   $   99,142,119
                     OTHER ASSETS AND LIABILITIES-NET    13.1        14,978,416
                                                        -----    --------------
                     NET ASSETS                         100.0%   $  114,120,535
                                                        =====    ==============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
X Fair Value as determined by ING Valuation Committee appointed by the Fund's Board of Directors.
A    Loaned security, a portion or all of the security is on loan at April 30,
     2003.
I    Illiquid security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation               $   33,795,514
                     Gross Unrealized Depreciation                   (6,756,196)
                                                                 --------------
                     Net Unrealized Appreciation                 $   27,039,318
                                                                 ==============

                 See Accompanying Notes to Financial Statements

ING
Global
Real Estate
Fund
            PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 90.4%
                     AUSTRALIA: 10.9%
     271,000         Centro Properties Group                     $      649,277
     439,000         General Property Trust                             823,849
     625,000         Macquarie Goodman Industrial Trust                 602,092
      99,700         Stockland                                          311,837
     422,600         Westfield Trust                                    906,746
                                                                 --------------
                     TOTAL AUSTRALIA                                  3,293,801
                                                                 --------------
                     CANADA: 2.5%
      80,100         RioCan Real Estate Investment Trust                739,805
                                                                 --------------
                     TOTAL CANADA                                       739,805
                                                                 --------------
                     FRANCE: 3.9%
       6,814         Gecina SA                                          767,286
       6,200         Unibail                                            414,806
                                                                 --------------
                     TOTAL FRANCE                                     1,182,092
                                                                 --------------
                     HONG KONG: 2.2%
     121,000         Cheung Kong Holdings Ltd.                          668,684
                                                                 --------------
                     TOTAL HONG KONG                                    668,684
                                                                 --------------
                     JAPAN: 5.1%
          50         Japan Real Estate Investment Corp.                 268,321
         100         Japan Retail Fund Investment Corp.                 485,494
      79,000         Mitsubishi Estate Co. Ltd.                         462,368
      34,000         Mitsui Fudosan Co. Ltd.                            183,029
      40,000         Sumitomo Realty & Development Co. Ltd.             130,807
                                                                 --------------
                     TOTAL JAPAN                                      1,530,019
                                                                 --------------
                     NETHERLANDS: 9.7%
      20,000         Corio NV                                           596,167
      29,000         Eurocommercial Properties NV                       655,371
      18,600         Rodamco Europe NV                                  903,993
       8,100         Vastned Offices/Industrial                         170,306
      10,300         Wereldhave NV                                      593,132
                                                                 --------------
                     TOTAL NETHERLANDS                                2,918,969
                                                                 --------------
                     SPAIN: 2.9%
     119,634         Inmobiliaria Urbis SA                              861,149
                                                                 --------------
                     TOTAL SPAIN                                        861,149
                                                                 --------------
                     UNITED KINGDOM: 10.4%
      64,000         British Land Co. PLC                               417,335
     100,000         Canary Wharf Group PLC                             260,515
     137,500         Capital & Regional PLC                             551,596
      38,000         Hammerson PLC                                      276,337
      55,650         Land Securities Group PLC                          673,296
      32,800         Liberty Intl. PLC                                  304,051
      36,556         Pillar Property PLC                                199,816
      91,000         Slough Estates PLC                                 460,684
                                                                 --------------
                     TOTAL UNITED KINGDOM                             3,143,630
                                                                 --------------
                     UNITED STATES: 42.8%
      15,500         Apartment Investment & Management Co.              585,280
      12,500         Arden Realty, Inc.                                 297,875
      19,500         Boston Properties, Inc.                            764,400
       3,800         Crown American Realty Trust                         38,836
      44,000         Equity Office Properties Trust                   1,142,680
      10,000         First Industrial Realty Trust, Inc.                279,600
      22,500         Gables Residential Trust                           638,550
      32,300         Glimcher Realty Trust                              667,318
      10,825         Health Care REIT, Inc.                             308,188
      23,400         Heritage Property Investment Trust                 594,360
      24,000         Hospitality Properties Trust                       691,440
      75,000    A    Host Marriott Corp.                                579,000
     101,000    @    HRPT Properties Trust                              912,030
      30,000         iStar Financial, Inc.                              897,900
      18,000         Keystone Property Trust                            309,600
      30,000         Lexington Corporate Properties Trust               517,200
      14,000         Liberty Property Trust                             438,060
      76,100         Meristar Hospitality Corp.                         316,576
      13,500         Mills Corp.                                        431,460
      11,300         Prologis                                           290,862
      18,300         Regency Centers Corp.                              603,900
      15,000         Simon Property Group, Inc.                         550,800
      45,800         Urstadt Biddle Properties, Inc.                    558,760
      38,000         Ventas, Inc.                                       494,000
                                                                 --------------
                     TOTAL UNITED STATES                             12,908,675
                                                                 --------------
                     Total Common Stock (Cost $25,498,582)           27,246,824
                                                                 --------------
PREFERRED STOCK: 2.7%
                     UNITED STATES: 2.7%
      20,600         Keystone Property Trust                            550,844
      12,000         La Quinta Corp.                                    276,000
                                                                 --------------
                     TOTAL UNITED STATES                                826,844
                                                                 --------------
                     Total Preferred Stock (Cost $795,993)              826,844
                                                                 --------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $26,294,575)*               93.2%   $   28,073,668
                     OTHER ASSETS AND LIABILITIES-NET     6.8         2,058,053
                                                        -----    --------------
                     NET ASSETS                         100.0%   $   30,131,721
                                                        =====    ==============

@    Non-income producing security
PLC  Public Limited Company
A Loaned security, a portion or all of the security is on loan at April 30, 2003.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation               $    2,688,031
                     Gross Unrealized Depreciation                     (908,938)
                                                                 --------------
                     Net Unrealized Appreciation                 $    1,779,093
                                                                 ==============

                 See Accompanying Notes to Financial Statements

ING
Global
Real Estate
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Closed-end Funds                                                         3.0%
Property Trust                                                          10.9%
Real Estate Management/Service                                          13.0%
Real Estate Operation/Development                                       15.7%
REITS-Apartments                                                         4.1%
REITS-Diversified                                                        9.0%
REITS-Health Care                                                        3.6%
REITS-Hotels                                                             5.3%
REITS-Office Property                                                   11.2%
REITS-Regional Malls                                                     3.4%
REITS-Shopping Centers                                                  12.1%
REITS-Warehouse/Industry                                                 1.9%
Other Assets and Liabilities, Net                                        6.8%
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund
            PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 93.7%
                     AUSTRALIA: 1.1%
     308,700    A    QBE Insurance Group Ltd.                    $    1,649,136
                                                                 --------------
                     TOTAL AUSTRALIA                                  1,649,136
                                                                 --------------
                     BERMUDA: 1.5%
     146,000         Tyco Intl. Ltd.                                  2,277,600
                                                                 --------------
                     TOTAL BERMUDA                                    2,277,600
                                                                 --------------
                     CANADA: 1.7%
      52,432         EnCana Corp.                                     1,718,129
     128,000    @    Kinross Gold Corp.                                 789,628
                                                                 --------------
                     TOTAL CANADA                                     2,507,757
                                                                 --------------
                     DENMARK: 1.8%
      42,200         Danske Bank A/S                                    811,947
      32,800         Novo-Nordisk A/S                                 1,188,218
      28,100         TDC A/S                                            699,052
                                                                 --------------
                     TOTAL DENMARK                                    2,699,217
                                                                 --------------
                     FINLAND: 1.3%
      12,800         Nokia OYJ ADR                                      212,096
      63,200         Nokia OYJ                                        1,069,253
      51,200         UPM-Kymmene OYJ                                    748,524
                                                                 --------------
                     TOTAL FINLAND                                    2,029,873
                                                                 --------------
                     FRANCE: 4.9%
      14,200         Aventis SA                                         721,206
      59,400         AXA                                                902,212
      24,200    A    Carrefour SA                                     1,052,471
      13,800    A    Pechiney SA                                        398,111
      22,900    A    Schneider Electric SA                            1,084,102
      18,700    A    Societe Generale                                 1,143,632
      11,620         Total Fina Elf SA                                1,523,731
      19,000         Valeo SA                                           544,307
                                                                 --------------
                     TOTAL FRANCE                                     7,369,772
                                                                 --------------
                     GERMANY: 2.2%
      30,454         Deutsche Bank AG                                 1,574,942
      25,150         Deutsche Boerse AG                               1,178,831
      76,500         Infineon Technologies AG                           567,737
                                                                 --------------
                     TOTAL GERMANY                                    3,321,510
                                                                 --------------
                     GREECE: 0.2%
      38,000         Greek Organization of Football
                     Prognostics SA                                     346,897
                                                                 --------------
                     TOTAL GREECE                                       346,897
                                                                 --------------
                     IRELAND: 1.2%
      95,300         Irish Life & Permanent PLC                       1,085,882
     112,490    @    Ryanair Holdings PLC                               769,553
                                                                 --------------
                     TOTAL IRELAND                                    1,855,435
                                                                 --------------
                     ISRAEL: 0.7%
      23,000         Teva Pharmaceutical Industries
                     ADR                                              1,074,100
                                                                 --------------
                     TOTAL ISRAEL                                     1,074,100
                                                                 --------------
                     ITALY: 1.0%
     298,000    A    Banca Fideuram S.p.A.                            1,573,047
                                                                 --------------
                     TOTAL ITALY                                      1,573,047
                                                                 --------------
                     JAPAN: 8.0%
      29,500         FamilyMart Co Ltd.                                 562,741
      31,000         Fanuc Ltd.                                       1,268,489
      59,000         JGC Corp.                                          415,563
      50,000         Kao Corp.                                          911,873
       9,400         Mabuchi Motor Co. Ltd.                             702,281
      58,500         Marui Co. Ltd.                                     487,091
     125,000         Nikko Cordial Corp.                                335,402
     101,000         Nomura Holdings, Inc.                            1,000,176
         820         NTT DoCoMo, Inc.                                 1,691,430
      41,000    A    Otsuka Kagu Ltd.                                   911,035
      64,000         Sekisui House Ltd.                                 470,099
      39,400         Shimano, Inc.                                      625,392
      31,800         Sony Corp.                                         773,268
      12,900         Tokyo Electron Ltd.                                483,507
      70,100         Toyota Motor Corp.                               1,587,037
                                                                 --------------
                     TOTAL JAPAN                                     12,225,384
                                                                 --------------
                     MEXICO: 1.2%
     186,500         Cemex SA de CV                                     845,339
      33,900         Telefonos de Mexico SA de CV ADR                 1,024,119
                                                                 --------------
                     TOTAL MEXICO                                     1,869,458
                                                                 --------------
                     NETHERLANDS: 2.4%
     135,408         Aegon NV                                         1,376,661
      43,723         Koninklijke Philips Electronics NV                 813,410
      24,800         Royal Dutch Petroleum Co.                        1,014,355
      12,100         Royal Dutch Petroleum Co. ADR                      494,648
                                                                 --------------
                     TOTAL NETHERLANDS                                3,699,074
                                                                 --------------
                     NEW ZEALAND: 0.7%
     404,500         Telecom Corp. of New Zealand Ltd.                1,083,771
                                                                 --------------
                     TOTAL NEW ZEALAND                                1,083,771
                                                                 --------------
                     NORWAY: 0.2%
      77,500         Tomra Systems ASA                                  366,579
                                                                 --------------
                     TOTAL NORWAY                                       366,579
                                                                 --------------
                     RUSSIA: 0.7%
       6,200    A    YUKOS ADR                                        1,085,000
                                                                 --------------
                     TOTAL RUSSIA                                     1,085,000
                                                                 --------------
                     SINGAPORE: 0.5%
     117,000         United Overseas Bank Ltd.                          685,289
                                                                 --------------
                     TOTAL SINGAPORE                                    685,289
                                                                 --------------
                     SOUTH AFRICA: 0.4%
      60,500         Gold Fields Ltd. ADR                               614,075
                                                                 --------------
                     TOTAL SOUTH AFRICA                                 614,075
                                                                 --------------
                     SPAIN: 0.7%
      99,700         Telefonica SA                                    1,102,638
                                                                 --------------
                     TOTAL SPAIN                                      1,102,638
                                                                 --------------
                     SWEDEN: 1.3%
      33,300         Atlas Copco AB                                     753,145
      59,000         ForeningsSparbanken AB                             800,641
      53,000    A    Swedish Match AB                                   392,007
                                                                 --------------
                     TOTAL SWEDEN                                     1,945,793
                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                     SWITZERLAND: 4.4%
       8,500         Alcon, Inc.                                 $      374,425
       1,940         Julius Baer Holding AG                             407,653
       8,120         Nestle SA                                        1,655,371
      42,480         Novartis AG                                      1,675,647
      27,150         Roche Holding AG                                 1,727,527
      16,500         UBS AG                                             782,847
                                                                 --------------
                     TOTAL SWITZERLAND                                6,623,470
                                                                 --------------
                     TAIWAN: 0.4%
      63,100    @    Taiwan Semiconductor Manufacturing Co.
                       Ltd. ADR                                         528,147
                                                                 --------------
                     TOTAL TAIWAN                                       528,147
                                                                 --------------
                     UNITED KINGDOM: 8.7%
       4,200         Amvescap PLC ADR                                    46,662
     289,300         Amvescap PLC                                     1,572,071
     178,000         BP PLC                                           1,127,997
     196,900    @    British Sky Broadcasting PLC                     2,040,800
      34,700         Diageo PLC                                         384,887
      83,200         GlaxoSmithKline PLC                              1,667,499
      50,800         HSBC Holdings PLC                                  555,285
      59,800         Imperial Tobacco Group PLC                       1,000,674
     585,000         Legal & General Group PLC                          724,607
      63,000         Pearson PLC                                        525,097
      74,800         Provident Financial PLC                            686,212
      66,450         Rio Tinto PLC                                    1,270,196
     789,122         Vodafone Group PLC                               1,557,600
                                                                 --------------
                     TOTAL UNITED KINGDOM                            13,159,587
                                                                 --------------
                     UNITED STATES: 46.5%
       5,800         Allergan, Inc.                                     407,450
      52,400    @    Amazon.Com, Inc.                                 1,502,308
      29,200         American Intl. Group                             1,692,140
      43,000    @    Amgen, Inc.                                      2,636,330
      37,000    @    Analog Devices, Inc.                             1,225,440
      30,760         Apache Corp.                                     1,761,010
      26,000         Avon Products, Inc.                              1,512,420
      32,900    @    Boston Scientific Corp.                          1,416,345
     130,300    @    Cisco Systems, Inc.                              1,959,712
      31,913    @    Comcast Corp. Class A                            1,018,344
      70,000    @    Comcast Corp. Class A+                           2,104,200
      45,300    @    COX Communications, Inc.                         1,499,430
      29,200    @    eBay, Inc.                                       2,708,884
     212,800    @    EMC Corp.-Mass.                                  1,934,352
      15,000    @    Forest Laboratories, Inc.                          775,800
     141,500         Gap, Inc.                                        2,353,145
      31,700         General Electric Co.                               933,565
       8,900    @    Gilead Sciences, Inc.                              410,646
      20,600         Goldman Sachs Group, Inc.                        1,563,540
      42,900         Guidant Corp.                                    1,672,671
      91,600         Halliburton Co.                                  1,961,156
       8,500         Harley-Davidson, Inc.                              377,740
     122,100         Hewlett-Packard Co.                              1,990,230
      44,700         International Business Machines Corp.            3,795,030
      56,100         JP Morgan Chase & Co.                            1,646,535
      16,100    @    Kohl's Corp.                                       914,480
      45,700         Linear Technology Corp.                          1,575,279
      28,700         Maxim Integrated Products                        1,127,623
      42,900    @    Medimmune, Inc.                                  1,513,083
      27,000         Merck & Co., Inc.                                1,570,860
      74,600         Microsoft Corp.                                  1,907,522
      58,700    @    Nextel Communications, Inc.                        868,173
      14,800         Nike, Inc.                                         792,244
      65,200    @    Novellus Systems, Inc.                           1,828,208
     158,100    @    Oracle Corp.                                     1,878,228
      49,500         Pfizer, Inc.                                     1,522,125
      11,000         Schlumberger Ltd.                                  461,230
      18,100         SLM Corp.                                        2,027,200
      22,100    @    St. Jude Medical, Inc.                           1,159,366
      46,600    @    Staples, Inc.                                      887,264
      40,900         Texas Instruments, Inc.                            756,241
      16,200         UnitedHealth Group, Inc.                         1,492,506
      47,100    @    Veritas Software Corp.                           1,036,671
      21,800         Wal-Mart Stores, Inc.                            1,227,776
      68,300    @    Xilinx, Inc.                                     1,848,881
     106,200    @    Yahoo!, Inc.                                     2,631,636
      15,800    @    Zimmer Holdings, Inc.                              741,020
                                                                 --------------
                     TOTAL UNITED STATES                             70,626,039
                                                                 --------------
                     Total Common Stock (Cost $135,471,367)         142,318,648
                                                                 --------------
MUTUAL FUND: 1.6%
                     UNITED STATES: 1.6%
      20,100         Internet HOLDRs Trust                              643,401
      43,900    @    Nasdaq-100 Index Tracking Stock                  1,205,055
      24,700         Semiconductor HOLDRs Trust                         651,833
                                                                 --------------
                     TOTAL UNITED STATES                              2,500,289
                                                                 --------------
                     Total Mutual Fund (Cost $2,357,337)              2,500,289
                                                                 --------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $137,828,704)*              95.3%   $  144,818,937
                     OTHER ASSETS AND LIABILITIES-NET     4.7         7,065,324
                                                        -----    --------------
                     NET ASSETS                         100.0%   $  151,884,261
                                                        =====    ==============

@    Non-income producing security
ADR  AmericanDepository Receipt
PLC  Public Limited Company
A Loaned security, a portion or all of the security is on loan at April 30, 2003.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation               $   15,054,372
                     Gross Unrealized Depreciation                   (8,064,139)
                                                                 --------------
                     Net Unrealized Appreciation                 $    6,990,233
                                                                 ==============

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Agriculture                                                              0.9%
Airlines                                                                 0.5%
Apparel                                                                  0.5%
Auto Manufacturers                                                       1.0%
Auto Parts & Equipment                                                   0.4%
Banks                                                                    4.5%
Beverages                                                                0.3%
Biotechnology                                                            1.7%
Building Materials                                                       0.6%
Computers                                                                5.8%
Cosmetics/Personal Care                                                  1.6%
Diversified Financial Services                                           8.4%
Electronics                                                              1.8%
Engineering & Construction                                               0.3%
Entertainment                                                            0.2%
Environmental Control                                                    0.2%
Equity Fund                                                              1.7%
Food                                                                     1.8%
Forest Products & Paper                                                  0.5%
Hand/Machine Tools                                                       0.7%
Healthcare-Product                                                       3.5%
Healthcare-Service                                                       1.0%
Home Builders                                                            0.3%
Home Furnishings                                                         0.5%
Insurance                                                                4.1%
Internet                                                                 4.5%
Leisure Time                                                             0.7%
Machinery-Construction & Mining                                          0.5%
Media                                                                    4.7%
Mining                                                                   2.0%
Miscellaneous Manufacturing                                              2.1%
Oil & Gas                                                                5.7%
Oil & Gas Services                                                       1.6%
Pharmaceuticals                                                          9.4%
Retail                                                                   4.8%
Semiconductors                                                           6.6%
Software                                                                 2.5%
Telecommunications                                                       7.4%
Other Assets and Liabilities, Net                                        4.7%
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the ING Russia Fund and ING Emerging Countries Fund held December 5, 2002, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258

A brief description of each matter voted upon as well as the results are outlined below:

                                                  SHARES VOTED
                                   SHARES VOTED    AGAINST OR      SHARES     BROKER       TOTAL
                                        FOR         WITHHELD     ABSTAINED   NON-VOTE   SHARES VOTED
                                        ---         --------     ---------   --------   ------------
1.   To approve a Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management
     Advisors B.V. with no change in the Adviser or the overall management fee paid by the Fund.

     ING Russia Fund                 6,315,267       175,813       49,981       --        6,541,062
     ING Emerging Countries Fund     6,649,778        95,502       93,806       --        6,839,086

2.   To transact such other business, not currently contemplated, that may properly come before the special meeting in the discretion of the proxies or their substitutes.

     ING Russia Fund                 6,131,930       247,492      161,640       --        6,541,062
     ING Emerging Countries Fund     6,435,163       270,754      133,170       --        6,839,086

                 See Accompanying Notes to Financial Statements

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                             TERM OF                                 NUMBER OF
                                           OFFICE AND           PRINCIPAL          PORTFOLIOS IN         OTHER
                              POSITION(S)   LENGTH OF         OCCUPATION(S)         FUND COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS            HELD WITH      TIME             DURING THE             OVERSEEN          HELD BY
         AND AGE                 FUND       SERVED(1)        PAST FIVE YEARS         BY TRUSTEE         TRUSTEE
         -------                 ----       ---------        ---------------         ----------         -------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)              Trustee     October      Mr. Doherty is                  106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                1999 -       President and Partner,                    (February 2002 -
Scottsdale, Arizona 85258                   Present      Doherty, Wallace,                         Present).
Born: 1934                                               Pillsbury and Murphy,
                                                         P.C., Attorneys (1996 -
                                                         Present); Director,
                                                         Tambrands, Inc. (1993 -
                                                         1998); and Trustee of
                                                         each of the funds
                                                         managed by Northstar
                                                         Investment
                                                         Management
                                                         Corporation (1993 -
                                                         1999).

J. Michael Earley(3)            Trustee     February     President and Chief             106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                2002 -       Executive Officer,                        (1997 - Present).
Scottsdale, Arizona 85258                   Present      Bankers Trust Company,
Born: 1945                                               N.A. (1992 - Present).

R. Barbara Gitenstein(2)        Trustee     February     President, College of           106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                2002 -       New Jersey (1999 -                        (1997 - Present).
Scottsdale, Arizona 85258                   Present      Present). Formerly,
Born: 1948                                               Executive Vice
                                                         President and Provost,
                                                         Drake University (1992
                                                         - 1998).

Walter H. May(2)                Trustee     October      Retired. Formerly,              106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                1999 -       Managing Director and                     (February 2002 -
Scottsdale, Arizona 85258                   Present      Director of Marketing,                    Present) and Best Prep
Born: 1936                                               Piper Jaffray, Inc.;                      Charity (1991 -
                                                         Trustee of each of the                    Present).
                                                         funds managed by
                                                         Northstar Investment
                                                         Management
                                                         Corporation (1996 -
                                                         1999).

Jock Patton(2)                  Trustee     August       Private Investor (June          106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                1995 -       1997 - Present).                          (February 2002 -
Scottsdale, Arizona 85258                   Present      Formerly, Director and                    Present); Director,
Born: 1945                                               Chief Executive Officer,                  Hypercom, Inc. (January
                                                         Rainbow Multimedia                        1999 - Present); JDA
                                                         Group, Inc. (January                      Software Group, Inc.
                                                         1999 - December 2001);                    (January 1999 -
                                                         Director of Stuart                        Present); Buick of
                                                         Entertainment, Inc.;                      Scottsdale, Inc.;
                                                         Director of Artisoft, Inc.                National Airlines, Inc.;
                                                         (1994 - 1998).                            BG Associates, Inc.; BK
                                                                                                   Entertainment, Inc.;
                                                                                                   and Arizona Rotorcraft,
                                                                                                   Inc.

--------------------------------------------------------------------------------

                                             TERM OF                                 NUMBER OF
                                           OFFICE AND           PRINCIPAL          PORTFOLIOS IN         OTHER
                              POSITION(S)   LENGTH OF         OCCUPATION(S)         FUND COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS            HELD WITH      TIME             DURING THE             OVERSEEN          HELD BY
         AND AGE                 FUND       SERVED(1)        PAST FIVE YEARS         BY TRUSTEE         TRUSTEE
         -------                 ----       ---------        ---------------         ----------         -------
David W.C. Putnam(3)            Trustee     October      President and Director,         106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                1999 -       F.L. Putnam Securities                    (February 2002 -
Scottsdale, Arizona 85258                   Present      Company, Inc. and its                     Present), Anchor
Born: 1939                                               affiliates; President,                    International Bond
                                                         Secretary and Trustee,                    (December 2000 -
                                                         The Principled Equity                     Present); Progressive
                                                         Marke Fund. Formerly,                     Capital Accumulation
                                                         Trustee, Trust Realty                     Trust (August 1998 -
                                                         Trust (December Corp.;                    Present); Principled
                                                         Anchor Investment                         Equity Market Fund
                                                         Trust; Bow 2000 -                         (November 1996 -
                                                         Present); Ridge Mining                    Present), Mercy
                                                         Company and each of                       Endowment
                                                         the F.L. Putnam funds                     Foundation (1995 -
                                                         managed by Northstar                      Present); Director, F.L.
                                                         Investment Foundation                     Putnam Investment
                                                         Management                                Management Company
                                                         Corporation (1994 -                       (December 2001 -
                                                         1999).                                    Present); Asian
                                                                                                   American Bank and
                                                                                                   Trust Company (June
                                                                                                   1992 - Present); and
                                                                                                   Notre Dame Health
                                                                                                   Care Center (1991 -
                                                                                                   Present) F.L. Putnam
                                                                                                   Securities Company,
                                                                                                   Inc. (June 1978 -
                                                                                                   Present); and an
                                                                                                   Honorary Trustee,
                                                                                                   Mercy Hospital (1973 -
                                                                                                   Present).

Blaine E. Rieke(3)              Trustee     February     General Partner,                106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                2001 -       Huntington Partners                       (February 2002 -
Scottsdale, Arizona 85258                   Present      (January 1997 -                           Present) and Morgan
Born: 1933                                               Present). Chairman of                     Chase Trust Co.
                                                         the Board and Trustee                     (January 1998 -
                                                         of each of the funds                      Present).
                                                         managed by ING
                                                         Investment
                                                         Management Co. LLC
                                                         (November 1998 -
                                                         February 2001).

Roger B. Vincent(3)             Trustee     February     President, Springwell           106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                2002 -       Corporation (1989 -                       (1994 - Present); and
Scottsdale, Arizona 85258                   Present      Present). Formerly,                       Director, AmeriGas
Born: 1945                                               Director, Tatham                          Propane, Inc. (1998 -
                                                         Offshore, Inc. (1996 -                    Present).
                                                         2000).

Richard A. Wedemeyer(2)         Trustee     February     Retired. Mr.                    106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                2001 -       Wedemeyer was                             (February 2002 -
Scottsdale, Arizona 85258                   Present      formerly Vice President                   Present) and
Born: 1936                                               - Finance and                             Touchstone Consulting
                                                         Administration,                           Group (1997 - Present).
                                                         Channel Corporation
                                                         (June 1996 - April
                                                         2002). Formerly, Vice
                                                         President, Operations
                                                         and Administration,
                                                         Jim Henson
                                                         Productions. (1979 -
                                                         1997); Trustee, First
                                                         Choice Funds (1997 -
                                                         2001); and of each of
                                                         the funds managed by
                                                         ING Investment
                                                         Management Co. LLC
                                                         (1998 - 2001).

--------------------------------------------------------------------------------

                                             TERM OF                                 NUMBER OF
                                           OFFICE AND           PRINCIPAL          PORTFOLIOS IN         OTHER
                              POSITION(S)   LENGTH OF         OCCUPATION(S)         FUND COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS            HELD WITH      TIME             DURING THE             OVERSEEN          HELD BY
         AND AGE                 FUND       SERVED(1)        PAST FIVE YEARS         BY TRUSTEE         TRUSTEE
         -------                 ----       ---------        ---------------         ----------         -------
TRUSTEES WHO ARE "INTERESTED PERSONS"

Thomas J. McInerney(5)          Trustee     February     Chief Executive Officer,        160       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                2001 -       ING U.S. Financial                        (February 2002 -
Scottsdale, Arizona 85258                   Present      Services (September                       Present); Equitable Life
Born: 1956                                               2001 - Present);                          Insurance Co., Golden
                                                         General Manager and                       American Life
                                                         Chief Executive Officer,                  Insurance Co., Life
                                                         ING U.S. Worksite                         Insurance Company of
                                                         Financial Services                        Georgia, Midwestern
                                                         (December 2000 -                          United Life Insurance
                                                         Present); Member, ING                     Co., ReliaStar Life
                                                         Americas Executive                        Insurance Co., Security
                                                         Committee (2001 -                         Life of Denver, Security
                                                         Present); President,                      Connecticut Life
                                                         Chief Executive Officer                   Insurance Co.,
                                                         and Director of                           Southland Life
                                                         Northern Life Insurance                   Insurance Co., USG
                                                         Company (March 2001 -                     Annuity and Life
                                                         October 2002), ING                        Company, and United
                                                         Aeltus Holding                            Life and Annuity
                                                         Company, Inc. (2000 -                     Insurance Co. Inc
                                                         Present), ING Retail                      (March 2001 - Present);
                                                         Holding Company                           Director, Ameribest Life
                                                         (1998 - Present), ING                     Insurance Co., (March
                                                         Life Insurance and                        2001 to January 2003);
                                                         Annuity Company                           Director, First
                                                         (September 1997 -                         Columbine Life
                                                         November 2002) and                        Insurance Co. (March
                                                         ING Retirement                            2001 to December
                                                         Holdings, Inc. (1997 -                    2002); Member of the
                                                         Present). Formerly,                       Board, National
                                                         General Manager and                       Commission on
                                                         Chief Executive Officer,                  Retirement Policy,
                                                         ING Worksite Division                     Governor's Council on
                                                         (December 2000 -                          Economic
                                                         October 2001),                            Competitiveness and
                                                         President, ING-SCI, Inc.                  Technology of
                                                         (August 1997 -                            Connecticut,
                                                         December 2000);                           Connecticut Business
                                                         President, Aetna                          and Industry
                                                         Financial Services                        Association, Bushnell;
                                                         (August 1997 -                            Connecticut Forum;
                                                         December 2000).                           Metro Hartford
                                                                                                   Chamber of Commerce;
                                                                                                   and is Chairman,
                                                                                                   Concerned Citizens for
                                                                                                   Effective Government.

--------------------------------------------------------------------------------

                                             TERM OF                                 NUMBER OF
                                           OFFICE AND           PRINCIPAL          PORTFOLIOS IN         OTHER
                              POSITION(S)   LENGTH OF         OCCUPATION(S)         FUND COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS            HELD WITH      TIME             DURING THE             OVERSEEN          HELD BY
         AND AGE                 FUND       SERVED(1)        PAST FIVE YEARS         BY TRUSTEE         TRUSTEE
         -------                 ----       ---------        ---------------         ----------         -------
John G. Turner(6)               Trustee     October      Chairman, Hillcrest             106       Trustee, GCG; Director,
7337 E. Doubletree Ranch Rd.                1999 -       Capital Partners (May                     Hormel Foods
Scottsdale, Arizona 85258                   Present      2002-Present);                            Corporation (March
Born: 1939                                               President, Turner                         2000 - Present); Shopko
                                                         Investment Company                        Stores, Inc. (August
                                                         (January 2002 -                           1999 - Present); and
                                                         Present). Mr. Turner                      M.A. Mortenson
                                                         was formerly Vice                         Company (March 2002 -
                                                         Chairman of ING                           Present).
                                                         Americas (2000 - 2002);
                                                         Chairman and Chief
                                                         Executive Officer of
                                                         ReliaStar Financial
                                                         Corp. and ReliaStar Life
                                                         Insurance Company
                                                         (1993 - 2000); Chairman
                                                         of ReliaStar United
                                                         Services Life Insurance
                                                         Company (1995 - 1998);
                                                         Chairman of ReliaStar
                                                         Life Insurance Company
                                                         of New York (1995 -
                                                         2001); Chairman of
                                                         Northern Life Insurance
                                                         Company (1992 - 2001);
                                                         Chairman and Trustee
                                                         of the Northstar
                                                         affiliated investment
                                                         companies (1993 -
                                                         2001) and Director,
                                                         Northstar Investment
                                                         Management
                                                         Corporation and its
                                                         affiliates (1993 - 1999).

----------
(1)  Trustees serve until their successors are duly elected and qualified.
(2)  Valuation Committee member.
(3)  Audit Committee member.
(4) Mr. Hilliard is an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.
(5) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(6) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                                 TERM OF OFFICE                OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)                AND LENGTH OF                  DURING THE
          AND AGE                 HELD WITH THE TRUST            TIME SERVED(1)               PAST FIVE YEARS
          -------                 -------------------            --------------               ---------------
OFFICERS:

James M. Hennessy                 President and Chief        February 2001 -          President and Chief Executive
7337 E. Doubletree Ranch Rd.,     Executive Officer          Present                  Officer of ING Capital Corporation,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Services, LLC, ING
Born: 1949                        Chief Operating            June 2000 - Present      Advisors, Inc., ING Investments,
                                  Officer                                             LLC, Lexington Funds Distributor,
                                                                                      Inc., Express America T.C. Inc. and
                                  Senior Executive           June 2000 - February     EAMC Liquidation Corp. (since
                                  Vice President             2001                     December 2001); Executive Vice
                                                                                      President and Chief Operating
                                  Secretary                  April 1995 - February    Officer of ING Funds Distributor,
                                                             2001                     LLC (since June 2000). Formerly,
                                                                                      Executive Vice President and Chief
                                                                                      Operating Officer of ING
                                                                                      Quantitative Management, Inc.
                                                                                      (October 2001 to September
                                                                                      2002); Senior Executive Vice
                                                                                      President (June 2000 to December
                                                                                      2000) and Secretary (April 1995 to
                                                                                      December 2000) of ING Capital
                                                                                      Corporation, LLC, ING Funds
                                                                                      Services, LLC, ING Investments,
                                                                                      LLC, ING Advisors, Inc., Express
                                                                                      America T.C. Inc., and EAMC
                                                                                      Liquidation Corp.; and Executive
                                                                                      Vice President, ING Capital
                                                                                      Corporation, LLC and its affiliates
                                                                                      (May 1998 to June 2000) and
                                                                                      Senior Vice President, ING Capital
                                                                                      Corporation, LLC and its affiliates
                                                                                      (April 1995 to April 1998).

Michael J. Roland                 Executive Vice             February 2002 -          Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.,     President and              Present                  Financial Officer and Treasurer of
Scottsdale, Arizona 85258         Assistant Secretary                                 ING Funds Services, LLC, ING Funds
Born: 1958                                                                            Distributor, LLC, ING Advisors, Inc.,
                                  Chief Financial Officer    June 1998 - Present      ING Investments, LLC (December
                                                                                      2001 to present), Lexington Funds
                                  Senior Vice President      June 1998 - February     Distributor, Inc., Express America
                                                             2002                     T.C. Inc. and EAMC Liquidation
                                                                                      Corp. (since December 2001).
                                                                                      Formerly, Executive Vice President,
                                                                                      Chief Financial Officer and
                                                                                      Treasurer of ING Quantitative
                                                                                      Management, Inc. (December 2001
                                                                                      to October 2002); Senior Vice
                                                                                      President, ING Funds Services, LLC,
                                                                                      ING Investments, LLC, and ING
                                                                                      Funds Distributor, LLC (June 1998
                                                                                      to December 2001) and Chief
                                                                                      Financial Officer of Endeavor
                                                                                      Group (April 1997 to June 1998).

--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                                 TERM OF OFFICE                OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)                AND LENGTH OF                  DURING THE
          AND AGE                 HELD WITH THE TRUST            TIME SERVED(1)               PAST FIVE YEARS
          -------                 -------------------            --------------               ---------------
OFFICERS:

Robert S. Naka                    Senior Vice President      November 1999 -          Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.,                                Present                  Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Distributor, LLC,
Born: 1963                        Assistant Secretary        July 1996 - Present      ING Advisors, Inc., ING
                                                                                      Investments, LLC (October 2001 to
                                                                                      present) and Lexington Funds
                                                                                      Distributor, Inc. (since December
                                                                                      2001). Formerly, Senior Vice
                                                                                      President and Assistant Secretary
                                                                                      for ING Quantitative
                                                                                      Management, Inc. (October 2001
                                                                                      to October 2002); Vice President,
                                                                                      ING Investments, LLC (April 1997
                                                                                      to October 1999) , ING Funds
                                                                                      Services, LLC (February 1997 to
                                                                                      August 1999) and Assistant Vice
                                                                                      President, ING Funds Services, LLC
                                                                                      (August 1995 to February 1997).

Kimberly A. Anderson              Vice President and         February 2001 -          Vice President and Assistant
7337 E. Doubletree Ranch Rd.,     Secretary                  Present                  Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Distributor, LLC,
Born: 1964                        Assistant                  November 1999 -          ING Advisors, Inc., ING
                                  Vice President and         February 2001            Investments, LLC (since October
                                  Assistant Secretary                                 2001) and Lexington Funds
                                                                                      Distributor, Inc. (since December
                                                                                      2001). Formerly, Vice President for
                                                                                      ING Quantitative Management,
                                                                                      Inc. (October 2001 to October
                                                                                      2002); Assistant Vice President of
                                                                                      ING Funds Services, LLC (November
                                                                                      1999 to January 2001) and has
                                                                                      held various other positions with
                                                                                      ING Funds Services, LLC for more
                                                                                      than the last five years

Robyn L. Ichilov                  Vice President             November 1997 -          Vice President of ING Funds
7337 E. Doubletree Ranch Rd.,                                Present                  Services, LLC (since October 2001)
Scottsdale, Arizona 85258                                                             and ING Investments, LLC (since
Born: 1967                                                                            August 1997); Accounting
                                                                                      Manager, ING Investments, LLC
                                                                                      (since November 1995).

Maria M. Anderson                 Assistant                  August 2001 - Present    Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.,     Vice President                                      Funds Services, LLC (since October
Scottsdale, Arizona 85258                                                             2001). Formerly, Manager of Fund
Born: 1958                                                                            Accounting and Fund Compliance,
                                                                                      ING Investments, LLC (September
                                                                                      1999 to November 2001); Section
                                                                                      Manager of Fund Accounting,
                                                                                      Stein Roe Mutual Funds (July 1998
                                                                                      to August 1999); and Financial
                                                                                      Reporting Analyst, Stein Roe
                                                                                      Mutual Funds (August 1997 to July
                                                                                      1998).

Todd Modic                        Assistant                  August 2001 - Present    Vice-President of Financial
7337 E. Doubletree Ranch Rd.,     Vice President                                      Reporting-Fund Accounting of ING
Scottsdale, Arizona 85258                                                             Funds Services, LLC (September
Born: 1967                                                                            2002 to present). Director of
                                                                                      Financial Reporting of ING
                                                                                      Investments, LLC (since March
                                                                                      2001). Formerly, Director of
                                                                                      Financial Reporting, Axient
                                                                                      Communications, Inc. (May 2000
                                                                                      to January 2001) and Director of
                                                                                      Finance, Rural/Metro Corporation
                                                                                      (March 1995 to May 2000).

--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                                 TERM OF OFFICE                OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)                AND LENGTH OF                  DURING THE
          AND AGE                 HELD WITH THE TRUST            TIME SERVED(1)               PAST FIVE YEARS
          -------                 -------------------            --------------               ---------------
OFFICERS:

Susan P. Kinens                   Assistant                  February 2003 -          Assistant Vice President and
7337 E. Doubletree Ranch Rd.      Vice President and         Present (For the ING     Assistant Secretary, ING Funds
Scottsdale, Arizona 85258         Assistant Secretary        Funds)                   Services, LLC (December 2002 -
Born: 1976                                                                            Present); and has held various
                                                                                      other positions with ING Funds
                                                                                      Services, LLC for the last five years.

----------
(1) The officers hold office until the next meeting of the Trustees and until their successors shall have been elected and qualified.

ING Funds Distributor, LLC offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, LLC at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY                              DOMESTIC EQUITY VALUE FUNDS
     ING Emerging Countries Fund                       ING Financial Services Fund
     ING International Fund                            ING Large Company Value Fund
     ING International Growth Fund                     ING MagnaCap Fund
     ING International SmallCap Growth Fund            ING Tax Efficient Equity Fund
     ING International Value Fund                      ING Value Opportunity Fund
     ING Precious Metals Fund                          ING SmallCap Value Fund
     ING Russia Fund                                   ING MidCap Value Fund

INTERNATIONAL GLOBAL EQUITY                       DOMESTIC EQUITY AND INCOME FUNDS
     ING Global Real Estate Fund                       ING Equity and Bond Fund
     ING Worldwide Growth Fund                         ING Convertible Fund
                                                       ING Balanced Fund
DOMESTIC EQUITY FUNDS                                  ING Growth and Income Fund
     ING Growth Fund
     ING Growth + Value Fund                      FIXED INCOME FUNDS
     ING Growth Opportunities Fund                     ING Bond Fund
     ING LargeCap Growth Fund                          ING Classic Money Market Fund*
     ING MidCap Opportunities Fund                     ING Government Fund
     ING Small Company Fund                            ING GNMA Income Fund
     ING SmallCap Opportunities Fund                   ING High Yield Opportunity Fund
     ING Technology Fund                               ING High Yield Bond Fund
                                                       ING Intermediate Bond Fund
DOMESTIC EQUITY INDEX FUNDS                            ING Lexington Money Market Trust*
     ING Disciplined LargeCap Fund                     ING National Tax Exempt Bond Fund
     ING Index Plus LargeCap Fund                      ING Money Market Fund*
     ING Index Plus MidCap Fund                        ING Aeltus Money Market Fund*
     ING Index Plus SmallCap Fund                      ING Strategic Bond Fund

                                                  STRATEGIC ALLOCATION FUNDS
                                                       ING Strategic Allocation Growth Fund
                                                       ING Strategic Allocation Balanced Fund
                                                       ING Strategic Allocation Income Fund

                                                  LOAN PARTICIPATION FUNDS
                                                       ING Prime Rate Trust
                                                       ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Brown Brothers Harriman
40 Water Street
Boston, Massachusetts 02109-3661

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006


INDEPENDENT ACCOUNTANTS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LION LOGO]
 ING FUNDS
                                                           INTLABCSAR0403-062503

SEMI-ANNUAL REPORT

                                          INTERNATIONAL EQUITY FUNDS
April 30, 2003                            ING Emerging Countries Fund
                                          ING International Fund
CLASSES I AND Q                           ING International SmallCap Growth Fund
                                          ING International Value Fund

                                          GLOBAL EQUITY FUNDS
                                          ING Worldwide Growth Fund


                                    [PHOTO]



                                                                     [LION LOGO]
                                                                      ING FUNDS

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            President's Letter ...........................  1
            Portfolio Managers' Reports:
              International Equity Funds .................  2
              Global Equity Funds ........................ 10
            Index Descriptions ........................... 12
            Statements of Assets and Liabilities ......... 13
            Statements of Operations ..................... 15
            Statements of Changes in Net Assets .......... 16
            Financial Highlights ......................... 19
            Notes to Financial Statements ................ 24
            Portfolios of Investments .................... 36
            Shareholder Meeting Information .............. 49
            Trustee and Officer Information .............. 50

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO OF JAMES M. HENNESSY]

Dear Shareholder,

It would be an understatement to refer to this past year as a challenging one for investors. There have been many events on the geopolitical front and numerous economic challenges that have tested investor resilience.

We are now in a period of one of the longest economic downturns in U.S. history. Although few of us will take much comfort in the fact that we have coped with a particularly challenging time, perhaps we should.

We at ING Funds remain optimistic about the future, preferring to see the positives that have emerged in the wake of recent difficulties. For instance, the quick actions on the part of the financial industry and government regulators that followed a string of recent corporate scandals may have helped regain investor trust and the tough new accounting standards now in place should help permanently improve our industry.

Although I do not wish to be premature in my enthusiasm, I do believe that the gradual market upturn of recent months supports ING Funds' long-held philosophy that it is important to remain focused on long-term investment goals and maintain reasonable expectations.

In recent months, we at ING Funds have made some changes to some of our fund management teams. We have also entered into new relationships with respected sub-advisers and are launching several new mutual funds. We have implemented improvements to our website that make it more accessible to investors and financial advisors alike.

We remain committed to providing quality service and innovative products to help meet the needs of our investors, and we are excited and optimistic about the future.

On behalf of ING Funds, I thank you for your continued support and confidence and look forward to serving you in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
June 15, 2003

ING EMERGING COUNTRIES FUND                           Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Jan Wim Derks, Eric Anderson, Bratin Sanyal, Fritz Moolhuizen and Michiel Bootsma, with ING Investment Management Advisors B.V., the Sub-Adviser.

GOAL: The ING Emerging Countries Fund (the "Fund") seeks to maximize long-term capital appreciation. The Fund invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets.

MARKET OVERVIEW: Emerging market equities gained 5.9% over the six-month period ending April 30, 2003, slightly ahead of the S&P 500 which rose 4.5% but lagged the NASDAQ which rose 10.4%. Emerging markets were also ahead of Europe (up 4%) and Japan (down 6.3%). Emerging markets have now outperformed developed markets over the last three years by more than 5%.

The period saw record inflows into emerging market fixed income assets pursuing higher yields as the macroeconomic picture continued to improve in the high yielding economies of Latin America. The ensuing liquidity in the fixed income markets led to sizeable contraction in debt spreads, which in turn drove equity performance not only in Latin America but also in other high yield markets like South Africa, Indonesia and lately the Philippines.

Latin America was the best performing region within emerging markets gaining 26% driven by a spectacular performance from Brazil, up 42%. Having moved sideways for the first few months of the reporting period it gained sharply as the initial skepticism towards the new administration gave way to appreciation for conservative policy initiatives and new reform measures. Mexico's performance was a respectable 8% but gains were limited by concerns regarding the economic health of its largest trading partner, the United States. Argentina rebounded off a low base (up 79%) driven mostly by currency gains and Peru gained 37% on account of rising copper prices, its largest commodity export item.

The EMEA (Europe, Middle East and Africa) region performed quite strongly as well, gaining 16%. The Czech Republic and Hungary continued their winning streak rising 29% and 23%, respectively, following the convergence theme (with the European Union). Russia put on 16.4% as it benefited from high oil prices and improvements in corporate governance. An additional impetus for the market was the announcement of BP entering into a joint venture with a Russian oil company. Soon after, Yukos and Sibneft announced their merger plans thereby creating a formidable force in the global oil and gas sector (roughly the size of Total Fina Elf). South Africa gained 13.8%, which was due to a 40% gain in the South African Rand while the market actually declined 25% in Rand terms.

Full of promise, early on, the laggard region was Asia, losing 4.6%. The prime factors contributing to this poor performance were rising geopolitical tension vis---vis North Korea and the outbreak of atypical pneumonia (also known as SARS) in China, which then quickly spread to several other countries in the region. South Korea slid 6.6% as North Korea first withdrew from its armistice pact with South Korea and then threatened to re-start its nuclear weapons program only to follow up with the admission of actually possessing nuclear weapons. Asia also suffered from weakening global growth expectations as it remains an economy highly geared to external demand for its IT and industrial sectors. Just as the region was coming to grips with its new geopolitical situation, SARS was detected in Hong Kong, which was then traced back to China. However, this virulent disease quickly spread around the region creating panic, dealing a severe blow to consumer confidence, domestic demand and the leisure/tourism sector, which is an important foreign currency earner. Subsequently, markets danced to the ebbs and flows of SARS related news items while ignoring economic data, which have remained surprisingly good. The only markets to record positive gains were Indonesia (up 39.8%) and Thailand (up 12.7%) but their relatively small size failed to pull up the region.

PERFORMANCE: For the six-months ended April 30, 2003 the Fund's Class Q shares provided a total return of 2.19% compared to the MSCI EMF Index, which returned 5.93%.

PORTFOLIO SPECIFICS: We began the period with an overweight in Asia which we started trimming as South Korea began getting impacted by news flow from North Korea. We were also fairly quick in reducing China as SARS was reported there. More recently we have added to our positions in South Korea we believe much of the negative news has been priced in and introduced some defensive names in China. Elsewhere in the region we maintained our overweights in India, Indonesia and Thailand. We have maintained our overweight in Latin America primarily via Brazil and Mexico both of which have benefited the Fund. Recently, we have top-sliced our positions in Brazil while maintaining our overweight stance. In the EMEA region we are overweight Eastern Europe and Russia while maintaining South Africa as an underweight. We have increased our weighting in Poland early this year to profit from the convergence theme as it remains to be well

Portfolio Managers' Report                           ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

played out in the equity markets there. Some notable outperformers in our portfolio have been America Moviles (+36%), Astra International (+133%), Banco Itau (+69%), Evergreen Marine (+67%) and Samsung Heavy (+58%), whereas some of the underachievers have been Infosys (-32%), Kookmin Bank (-25%), Synnex (-19%), Hon Hai (-14%) and Samsung Electronics (-11%).

MARKET OUTLOOK: In spite of all the uncertainties related to the outcome of the war in Iraq and its implications for the global economy, we remain constructive on the emerging markets asset class. We believe emerging markets may deliver another year of earnings growth given our assumption of a gradual recovery in global economic growth. As global risk aversion declines, we expect multiple expansion within the emerging markets as valuations remain at a deep discount to developed markets and at very low levels historically. For 2003, average P/E's are at around 10 times earnings. Furthermore, emerging economies are expected to grow by 3.7% on average in 2003 versus 1.7% in developed markets. In addition, with the current dividend yield of approximately 2.5% we also see yield support. Our strategy appears to be to focus on countries where economic growth is rebounding and on companies with improving cash flows, solid balance sheets and attractive valuations. We are currently finding the best opportunities in Brazil, Mexico, Thailand, India and Eastern Europe.

                     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
                                ENDED APRIL 30, 2003
                      ------------------------------------------
                                                 SINCE INCEPTION
                                                   OF CLASS Q
                      1 YEAR         5 YEAR         08/31/95
                      ------         ------         --------
 Class Q             -19.31%         -6.32%           0.87%
MSCI EMF Index       -14.06%         -5.04%          -3.74%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Emerging Countries Fund against the MSCI EMF Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 9/1/95.

PRINCIPAL RISK FACTOR(S): Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 12.

ING INTERNATIONAL FUND                                Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Managed by Philip Schwartz and Richard Saler, Senior Vice Presidents, ING Investments, LLC.

GOAL: The ING International Fund (the "Fund") seeks to maximize long-term growth of capital through investment in equity securities and equity equivalents of companies outside the U.S. Under normal conditions the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S. The Fund may hold up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

MARKET OVERVIEW: The six-month period ended
April 30, 2003 showed relatively little change for the major markets, compared to the volatility of the last three years. In dollar terms, the MSCI EAFE Index rose 0.6%, and Europe gained 2.7%, while Japan declined by 7.8%. As the larger foreign markets struggled, better performance was found in Asia ex-Japan, emerging markets and the U.S., which rose by 3.8%, 4.2%, and 3.7%, respectively. In October of last year, a rally materialized, which faded quickly into January. Markets shifted from a focus on economic recovery to potential repercussions of war in Iraq, and gave back all the gains. World market declines in March were particularly acute, as war and deflation fears together raised questions of systemic risk. Within days of the onset of war, markets then staged a sharp reversal from oversold lows, which continued through April.

There were good reasons for the relatively weak showing of developed foreign markets. In the eurozone, gross domestic product ("GDP") growth stalled after an anemic bounce back to 1.2% during 2002. Economic pressure created by a lack of major reform became more evident, especially in a weak environment. Adding pressure to Europe's competitiveness was the 20% fall in the dollar versus the euro. Germany, in particular, looks close to deflationary conditions, but is absent a credible recovery strategy. The threat of a capital shortage among European insurance companies was also worrisome during this period. These worries led to sharp declines in many financial stocks, bringing market indexes down with them.

Japan emerged from recession, at least temporarily, showing GDP growth of 2.7% in the first quarter of 2003. Japanese markets continued their long slide as no real progress was made towards structural reform. Hopes for continuing the export-led recovery faded in the first quarter. China and pockets of emerging markets did show some strength, but even there, forecasts were reduced due to the Severe Acute Respiratory Syndrome (SARS) outbreak.

At the end of April, markets worldwide were anticipating economic recovery, while recent numbers indicated weakness. The markets seemed to expect signs of growth fairly soon.

PERFORMANCE: For the six-month period ended April 30, 2003, the Fund's Class Q shares provided a total return of -0.65%, compared to the MSCI EAFE Index, which returned 2.04% for the same period.

PORTFOLIO SPECIFICS: The portfolio remained well diversified. Despite a cloudy outlook, steep multiyear declines meant equity prices were becoming more attractive. Stock selection focused on financially strong companies that we believe could weather difficult times. The Fund was underweight financials and utilities by 4.8% each. We were concerned about deterioration in bank loan books, which led to our underweighting banks. Utilities did not offer good value since they had enjoyed two years of relative outperformance. The Fund was about 2% overweight in energy, where oil stocks offered attractive dividend yields and had ignored the sharp rise in oil prices.

The Fund benefited from strong gains in Credit Lyonnais, which advanced considerably on a takeover offer. Also helping returns was Teva Pharmaceutical, up significantly on strong drug sales and Food and Drug Administration (FDA) approvals. Among disappointing stocks were Sony, down substantially, on weak consumer electronics sales, and Aegon, down significantly in tandem with many European insurance stocks.

MARKET OUTLOOK: The outlook for international equities has improved over the past month. Although the geopolitical environment is far from stable, the end of the Iraq war eliminates a major risk. Falling bond yields, especially in the high yield sector, are providing a major stimulus to business. The weakness of the dollar is also becoming an important issue. A weak dollar is a stimulant to the U.S. economy; however, this may put additional pressure on European and Japanese economies. It is highly likely the European Central Bank will move to cut interest rates aggressively. Unfortunately for Japan, rate cuts are no longer an option as they are already near 0%. Despite the recent rise in equity prices, valuation remains reasonably attractive overseas. Our opinion is more favorable toward stocks. Fixed income alternatives look expensive, and corporate earnings look set to improve in the second half of 2003 and into next year.

In light of a more positive outlook, we have continued to reduce weightings in consumer staples and pharmaceuticals. We have also added to sectors that are more geared to economic growth, such as industrials and capital goods.

Portfolio Managers' Report                                ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

                              AVERAGE ANNUAL TOTAL RETURNS FOR
                              THE PERIODS ENDED APRIL 30, 2003
                       ------------------------------------------------
                                    SINCE INCEPTION     SINCE INCEPTION
                                       OF CLASS I         OF CLASS Q
                       1 YEAR           01/15/02           02/26/01
                       ------           --------           --------
 Class I               -18.76%           -11.77%                --
 Class Q               -18.86%               --             -14.76%
MSCI EAFE Index        -15.92%           -11.34%(1)         -13.75%(2)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International Fund against the MSCI EAFE Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 01/01/02.

(2)  Since inception performance for the index is shown from 03/01/01.

Effective November 1, 2001, Class A shares liquidated within 30 days of purchase are subject to a 2% redemption fee.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. The risks of foreign investing are generally intensified for investing in emerging markets.

                See accompanying index descriptions on page 12.

ING INTERNATIONAL
SMALLCAP GROWTH FUND                                  Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Loretta J. Morris, Portfolio Manager, Horacio A. Valeiras, CFA, Chief Investment Officer, with Nicholas-Applegate Capital Management, the Sub-Adviser.

GOAL: The International SmallCap Growth Fund (the "Fund") seeks maximum long-term capital appreciation.

MARKET OVERVIEW: The international stock markets endured yet another challenging period during the six months ended April 30, 2003. Sluggish economic growth worldwide, the spectre of war in Iraq and deteriorating conditions in the German and Japanese financial systems dampened investor sentiment. Despite these overhangs, international equities held up remarkably well.

The international equity market became sharply oversold in the third quarter and into the fourth quarter, with investor sentiment dampened by anemic growth rates, pessimism over financial services companies (particularly in Germany), the overhang of the Iraq situation and terrorism, and debt downgrades from credit rating agencies. Then, in early October, international equities rallied sharply as many beaten-down stocks rallied as much as 160%, while higher-quality, better-performing companies averaged an appreciation rate of 16%. In December, international stocks retreated somewhat as concerns arose that per-share earnings estimates remained high. The market began to exhibit greater rationality based on signs of stability in the fundamental data.

2003 opened with a steady drumbeat of news surrounding the prospect of US-led military action in Iraq. The international stock markets came under pressure in the first quarter of the year as a combination of war worries and weak economic data spurred a sell-off in equities. "War trades" also heightened volatility as investors moved quickly into -- and then back out of -- gold, oil and U.S. Treasury securities.

A snap-back in late March erased almost all of January and February's losses, even though the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, and the Far East) Index finished the quarter down 8.8%, with much of the decline due to regained strength in the dollar. Large insurance companies were especially hard hit as falling equity prices triggered the need to issue rights and sell futures to maintain hedged positions, thereby diluting shares and driving them down even further. Meanwhile, pension deficits negatively affected company valuations. In April, the international stock markets staged a strong rally as the situation in Iraq appeared to be nearing resolution, energy prices moderated, and earnings -- although still weak -- came in slightly better than anticipated.

PERFORMANCE: For the six-month period ended April 30, 2003, the Fund's Class Q shares provided a total return of 2.46% compared to the Salomon EPAC EM Index (Europe, Pacific Australasia Composite Extended Market Index), which advanced 6.77% during the same period.

PORTFOLIO SPECIFICS: The Fund's relative under-performance was caused primarily by disappointing stock selection and overweight holdings in technology companies, particularly software developers. Stock selection in the producers/manufacturers and transportation groups also proved negative.

On the positive side, the Fund's absolute advance was driven by gains in its utilities, energy and insurance services holdings. Overweight positions in energy and healthcare stocks also supported relative returns. The oil price shock stemming from the build-up to, then commencement of, war in Iraq drove gas and oil-related shares higher. Oil refining/machinery companies in the portfolio gained more than 60% during the period, while gas utilities and oil/gas producers rose 51.9% and 23.8%, respectively.

By country, relative performance was helped by stock selection and an underweight in Japan. German stocks in the portfolio also registered strong gains, rising more than 30% compared to 10.6% for the benchmark, but an underweight position diminished the benefit to relative performance. However, stock selection in France, South Korea and China detracted from both absolute and relative performance.

Top-performing stocks for the reporting period included Frontline Ltd., (transportation, 0.7% of net assets) a Bermuda-based tanker company, and Schwarz Pharma, (Pharmaceuticals, 0.8% of net assets) a German specialty pharmaceutical firm.

MARKET OUTLOOK: Overall, our outlook has become more positive. First-quarter corporate earnings were better than expected, but against lowered expectations; the overhang of Iraq has been removed; and developed economies appear to be strengthening somewhat. We believe that, absent an extraordinary event, we are in a bottoming process. In Asia, we continue to monitor the SARS outbreak closely, but believe aggressive action by health ministers and the World Health Organization seem to be impeding its spread.

                                                               ING INTERNATIONAL
Portfolio Manager's Report                                  SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

A more selective environment focusing on fundamental strength bodes well for our style, which is predicated on identifying companies benefiting from positive, sustainable change and investing in them just as the market is recognizing strength. Currently, we are looking closely for stocks that may benefit over the intermediate term and continue to strengthen when higher-growth stocks come back into favor.

                                           AVERAGE ANNUAL TOTAL RETURNS
                                       FOR THE PERIODS ENDED APRIL 30, 2003
                                   --------------------------------------------
                                                                SINCE INCEPTION
                                                                  OF CLASS Q
                                      1 YEAR        5 YEAR          8/31/95
                                      ------        ------          -------
 Class Q                              -19.24%        3.00%          10.03%
Salomon EPAC EM Index                 -10.60%       -3.22%          -0.16%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International SmallCap Growth Fund against the Salomon EPAC EM Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 09/01/95.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 12.

ING INTERNATIONAL VALUE FUND                          Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Brandes' LargeCap Investment Committee, Brandes Investment Partners, LLC, the Sub-Adviser.

GOAL: The ING International Value Fund (the "Fund") seeks long-term capital appreciation. The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion but it may hold up to 25% of its assets in companies with smaller market capitalizations.

MARKET OVERVIEW: After posting declines in December 2002 and through the first three months of 2003, stocks in non-U.S. markets surged in April. Overall, across the six-month period ended April 30, 2003, the MSCI EAFE Index gained 2.04%.

Share prices around the globe seemed to react favorably to the end of major conflict in Iraq in late March. After losing ground in the first quarter, most country indexes registered substantial gains in April and the MSCI EAFE Index advanced 9.9%.

In Asia, concerns related to the outbreak of severe acute respiratory syndrome
(SARS) impacted stock returns. The MSCI Singapore Index, for example, declined 12.9% during the six months ended April 30, 2003. Over the same period, the MSCI Japan Index declined 7.2%.

In Europe, stocks generally advanced, with the MSCI Europe Index gaining 4.4%. Economic reports, however, remained mixed and the European Central Bank left interest rates unchanged in April, waiting to see what effect the conflict in Iraq would have on Europe's sluggish economy.

Stocks in Brazil posted sharp gains during the period as investors showed increasing confidence in the administration of President Luiz Inacio Lula da Silva. The International Monetary Fund praised the nation's progress, saying the agency's $31 billion aid package to Brazil is among its most successful deals ever.

PERFORMANCE: For the six months ended April 30, 2003, the Fund's Class Q shares provided a total return of 1.26% compared to the MSCI EAFE Index, which returned 2.04%.

PORTFOLIO SPECIFICS: Substantial advances for positions in Brazil helped drive performance during the six months ended April 30, 2003. Brazil-based stocks registering gains included Eletrobras (electric utilities, 1.5% of net assets), and Telenorte Leste (diversified telecom services, 1.1% of net assets).

Strong returns for positions in select European nations also contributed to results. Holdings in Spain, including Repsol YPF (oil & gas, 3.1%) and Telefonica (diversified telecom services, 3.8%), advanced during the period.

Positions in countries such as France and Germany also registered gains. In contrast, holdings in the United Kingdom, the Netherlands and Asia tended to decline.

From an industry perspective, holdings in the oil + gas and communications equipment industries were among the Fund's top performers. Positions such as Petro Brasileiro and Nortel Networks (Canada, communications equipment, 1.9%) advanced sharply during the period.

During the six-month period, we pared back on select holdings -- including Nortel Networks, Alcatel (France, communications equipment, 2.7%), and Tyco International (Bermuda, industrial conglomerates, 2.2%) -- as price appreciation lifted their portfolio weights toward our limits for individual securities. In other cases, such as Repsol YPF and Telefonos de Mexico (Mexico, diversified telecom services, 1.8%), we sold portions of our holdings to pursue other investment opportunities. We believe all of these pared back positions continue to offer potential for long-term price appreciation.

Over the period, we took advantage of recent price declines and purchased additional shares of select existing holdings at attractive prices. Positions we added to during the period included Hitachi (Japan, electronic equipment & instruments, 1.2%) and BAE Systems (United Kingdom, aerospace & defense, 1.8%). We sold PetroChina (China, oil & gas) to pursue other investment opportunities.

As of April 30, 2003 the Fund's most substantial country weightings remain in Japan and the United Kingdom. On an industry basis, the Fund's largest exposure lies in diversified telecom services.

MARKET OUTLOOK: While we monitor short-term events in international equity markets, our investment philosophy focuses on company-by-company analysis with a long-term perspective.

In all market environments, we search for and hold what we believe to be fundamentally sound companies trading at discounts to our estimates of their fair values. We believe this strategy will provide patient investors with favorable results.

Portfolio Managers' Report                          ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL TOTAL RETURNS
                             FOR THE PERIODS ENDED APRIL 30, 2003
                       -----------------------------------------------
                                    SINCE INCEPTION    SINCE INCEPTION
                                       OF CLASS I         OF CLASS Q
                       1 YEAR           06/18/01           01/24/00
                       ------           --------           --------
 Class I               -20.70%          -12.15%                 --
 Class Q               -20.99%              --               -7.42%
MSCI EAFE Index        -15.92%           12.43%(1)          -13.83%(2)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International Value Fund against the MSCI EAFE Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 07/01/01.

(2)  Since inception performance for the index is shown from 02/01/00.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The risks of foreign investing are generally intensified for investing in emerging markets. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the Fund's performance.

                See accompanying index descriptions on page 12.

ING WORLDWIDE GROWTH FUNDS                            Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Domestic Equity Component: Managed by a team of investment professionals lead by James Vail, ING Investments, LLC. International
Component: Managed by a team of investment professionals lead by Philip Schwartz and Richard Saler, Senior Vice Presidents, ING Investments, LLC.

GOAL: The ING Worldwide Growth Fund (the "Fund") seeks maximum long-term capital appreciation.

MARKET OVERVIEW:

DOMESTIC: The overall domestic equity market was little changed for the six-month period ended April 30, 2003 notwithstanding severe gyrations within the period primarily due to fears surrounding the buildup to Operation Enduring Freedom, and the subsequent rally in equities as the Iraqi campaign was far more successful than many expected.

During the period the Federal Reserve left overnight lending rates unchanged at 1.25% after a sustained period of easing while 10-year government bonds declined 20 basis points to 3.85% as the bond market continued to predict sustained low inflation. The U.S. dollar declined 12% against the Euro and 3% against the Yen during the period as U.S. rates stayed low and overseas investors withdrew to stronger currencies amid nagging U.S. economic uncertainties.

Within the market, the best performing sectors of the Russell 1000 Growth Index were Utilities, Materials and Industrials while the worst performers were Consumer Staples and Financials. The largest components of the Index, Health Care and Information Technology were slightly positive for the period. In general, many of the companies that had been under severe price pressure reported strong performances as the market became more comfortable with future prospects. Indeed, with record low interest rates, corporate earnings showing recovery and equity friendly tax and dividend policies in place, we believe the prospects for continued improving performance in the U.S. Equity markets remain solid.

INTERNATIONAL: The six-month period ended April 30, 2003 showed relatively little change for the major markets, compared to the volatility of the last three years. In dollar terms, the MSCI EAFE Index rose 0.6%, and Europe gained 2.7%, while Japan declined by 7.8%. As the larger foreign markets struggled, better performance was found in Asia ex-Japan, emerging markets and the U.S., which rose by 3.8%, 4.2%, and 3.7%, respectively. In October of last year, a rally materialized, which faded quickly into January. Markets shifted from a focus on economic recovery to potential repercussions of war in Iraq, and gave back all the gains. World market declines in March were particularly acute, as war and deflation fears together raised questions of systemic risk. Within days of the onset of war, markets then staged a sharp reversal from oversold lows, which continued through April.

There were good reasons for the relatively weak showing of developed foreign markets. In the eurozone, gross domestic product ("GDP") growth stalled after an anemic bounce back to 1.2% during 2002. Economic pressure created by a lack of major reform became more evident, especially in a weak environment. Adding pressure to Europe's competitiveness was the 20% fall in the dollar versus the euro. Germany, in particular, looks close to deflationary conditions, but is lacking a credible recovery strategy. The threat of a capital shortage among European insurance companies was also worrisome during this period. These worries led to sharp declines in many financial stocks, bringing market indexes down with them.

Japan emerged from recession, at least temporarily, showing GDP growth of 2.7% in the first quarter of 2003. Japanese markets continued their long slide as no real progress was made towards structural reform. Hopes for continuing the export-led recovery faded in the first quarter. China and pockets of emerging markets did show some strength, but even there, forecasts were reduced due to the Severe Acute Respiratory Syndrome (SARS) outbreak.

At the end of April, markets worldwide were anticipating economic recovery, while recent numbers indicated weakness. The markets were expecting signs of growth fairly soon.

PERFORMANCE: For the six-month period ended April 30, 2003, the Fund's Class Q shares provided a total return of 0.35%, compared to the MSCI World Index, which returned 3.88% for the same period.

PORTFOLIO SPECIFICS:

DOMESTIC: The Fund remained well diversified with the largest sectors being Information Technology and Health Care. The Fund was not exposed to the Food Beverage & Tobacco sector, which saw many stocks decline. Disappointing performance was seen in the Information Technology sector where despite being overweight the Index, the Fund suffered from individual stock selection.

INTERNATIONAL: The Fund remained well diversified. Despite a cloudy outlook, steep multiyear declines meant equity prices were becoming more attractive. Stock selection focused on financially strong companies that could weather difficult times. The Fund was underweight financials 1.5%. We were concerned about deterioration in bank loan books, which led to our underweighting banks. Utilities did not offer good value since they had enjoyed two years of relative outperformance. The Fund was about 2% overweight in energy, where oil stocks offered attractive dividend yields and had ignored the sharp rise in oil prices.

The Fund benefited from strong gains in Credit Lyonnais, which advanced 55% on a takeover offer. Also helping returns was Teva Pharmaceutical, up 21% on strong drug sales and Food and Drug Administration (FDA) approvals.

Portfolio Manager's Report                             ING WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

Disappointing stocks were Sony, down 43% on weak consumer electronics sales, and Aegon, down 22% in tandem with many European insurance stocks.

MARKET OUTLOOK:

DOMESTIC: The overall outlook remains quite positive for U.S. Equities. Continued low interest rates, recovering corporate earnings resulting from cost cutting during bad times and positive fiscal stimulus all bode well for the market. The Fund continues to be positioned to take advantage of a recovering economy and eventual increases in corporate spending by focusing on the Information Technology and select Consumer Discretionary companies.

INTERNATIONAL: The outlook for international equities has improved over the past month, in our opinion. Although the geopolitical environment is far from stable, the end of the Iraq war eliminates a major risk. Falling bond yields, especially in the high yield sector, are providing a major stimulus to business. The weakness of the dollar is also becoming an important issue. A weak dollar is a stimulant to the U.S. economy; however, this may put additional pressure on European and Japanese economies. It is highly likely the European Central Bank will move to cut interest rates aggressively. Unfortunately for Japan, rate cuts are no longer an option as they are already near 0%. Despite the recent rise in equity prices, valuation remains reasonably attractive overseas. Our opinion is more favorable toward stocks. Fixed income alternatives look expensive and corporate earnings look set to improve in the second half of 2003 and into next year.

In light of a more positive outlook, we have continued to reduce weightings in consumer staples and pharmaceuticals. We have also added to sectors that are more geared to economic growth, such as industrials and capital goods.

                       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
                                   ENDED APRIL 30, 2003
                        ------------------------------------------
                                                   SINCE INCEPTION
                                                     OF CLASS Q
                        1 YEAR         5 YEAR         08/31/95
                        ------         ------         --------
 Class Q                -20.06%         -2.39%          5.31%
MSCI World Index        -14.16%         -3.91%          4.03%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Worldwide Growth Fund against the MSCI World Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 09/01/95.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. The Fund may also invest in small and medium sized companies, which may be more susceptible to price volatility than larger companies. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 12.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 INDEX is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The MSCI EAFE INDEX is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

The MSCI EMF INDEX is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

The MSCI WORLD INDEX is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The SALOMON EPAC EM INDEX is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.

The MSCI FAR EAST FREE EX-JAPAN INDEX measures performance of securities listed on exchanges in the Far East markets excluding Japan.

The MSCI JAPAN INDEX is a capitalization weighted index that monitors the performance of stocks from the country of Japan.

The MSCI EUROPE INDEX is a capitalization weighted index that monitors the performance of stocks from all the countries that make up the continent of Europe.

The MSCI SINGAPORE INDEX is an unmanaged index that measures the performance of the Singapore stock market.

The RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

     STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                                                                                       ING
                                                     ING                          INTERNATIONAL          ING               ING
                                                  EMERGING            ING            SMALLCAP       INTERNATIONAL        WORLDWIDE
                                                  COUNTRIES      INTERNATIONAL        GROWTH            VALUE             GROWTH
                                                     FUND             FUND             FUND              FUND              FUND
                                                -------------    -------------    -------------    ---------------    -------------
ASSETS:
Investments in securities, at value*            $  95,575,608    $  68,561,204    $ 268,308,477    $ 2,451,924,363    $ 144,818,937
Cash                                                6,274,067        9,583,542       21,736,562         20,368,050        7,996,466
Foreign currencies at value**                       1,905,272          399,087          311,564                 --          402,385
Receivables:
  Investment securities sold                          768,009          360,880          361,786         29,689,150          373,044
  Fund shares sold                                  5,065,087          716,261        9,096,532          1,026,751        2,442,345
  Dividends and interest                              561,091          405,397        1,422,609         17,354,659          669,846
  Other                                                    --           14,860               --                 --               --
Other investments                                  10,203,838        5,781,960       36,062,980        503,374,914        7,090,464
Prepaid expenses                                       37,929           31,675           42,519            142,562           35,312
Reimbursement due from manager                         12,763            3,863               --                 --           12,970
                                                -------------    -------------    -------------    ---------------    -------------
  Total assets                                    120,403,664       85,858,729      337,343,029      3,023,880,449      163,841,769
                                                -------------    -------------    -------------    ---------------    -------------
LIABILITIES:
Payable for investment securities
 purchased                                                 --        2,502,216        4,474,669                 --        2,496,517
Payable for fund shares redeemed                      971,788        1,193,572        6,287,950          4,339,119        1,719,553
Payable for securities loaned                      10,203,838        5,781,960       36,062,980        503,374,914        7,090,464
Payable to affiliates                                 148,142           90,886          365,971          3,653,598          213,311
Payable for trustee fees                              125,720           82,713            5,942             31,150           63,090
Other accrued expenses and liabilities                313,602          149,735          466,404          2,092,198          374,573
                                                -------------    -------------    -------------    ---------------    -------------
  Total liabilities                                11,763,090        9,801,082       47,663,916        513,490,979       11,957,508
                                                -------------    -------------    -------------    ---------------    -------------
NET ASSETS                                      $ 108,640,574    $  76,057,647    $ 289,679,113    $ 2,510,389,470    $ 151,884,261
                                                =============    =============    =============    ===============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                 $ 280,772,575    $ 119,609,239    $ 541,343,602    $ 3,503,055,413    $ 390,671,652
Undistributed net investment income
 (accumulated net investment loss)                    204,204          (55,453)        (658,797)         6,012,233         (599,382)
Accumulated net realized loss on
 investments and foreign currencies (net
 of foreign tax on the sale of Indian
 investments of $2,200, $0, $0, $0 and
 $0, respectively -- see Note 2)                 (183,437,432)     (40,250,115)    (270,513,550)      (127,614,187)    (245,228,918)
Net unrealized appreciation
 (depreciation) of investments and
 foreign currencies                                11,101,227       (3,246,024)      19,507,858       (871,063,989)       7,040,909
                                                -------------    -------------    -------------    ---------------    -------------
NET ASSETS                                      $ 108,640,574    $  76,057,647    $ 289,679,113    $ 2,510,389,470    $ 151,884,261
                                                =============    =============    =============    ===============    =============
* Cost of securities                            $  84,504,194    $  71,828,629    $ 248,851,098    $ 3,323,915,951    $ 137,828,704
** Cost of foreign currencies                   $   1,873,068    $     399,087    $     312,730    $            --    $     402,335

                 See Accompanying Notes to Financial Statements

     STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2003 (Unaudited)
                                  (Continued)
--------------------------------------------------------------------------------

                                                                                          ING
                                                            ING                       INTERNATIONAL        ING              ING
                                                          EMERGING         ING          SMALLCAP       INTERNATIONAL     WORLDWIDE
                                                         COUNTRIES     INTERNATIONAL     GROWTH           VALUE            GROWTH
                                                            FUND           FUND           FUND             FUND             FUND
                                                        ------------   ------------   -------------   ---------------   ------------
CLASS A:
  Net assets                                            $ 62,407,962   $ 35,868,055   $ 126,780,868   $ 1,259,957,616   $ 65,569,613
  Shares authorized                                        unlimited      unlimited       unlimited         unlimited      unlimited
  Par value                                             $       0.00   $       0.00   $        0.00   $          0.01   $       0.00
  Shares outstanding                                       4,916,851      5,126,485       6,757,650       122,777,088      5,298,562
  Net asset value and redemption price per
   share                                                $      12.69   $       7.00   $       18.76   $         10.26   $      12.37
  Maximum offering price per share (5.75%)(1)           $      13.46   $       7.43   $       19.90   $         10.89   $      13.12
CLASS B:
  Net assets                                            $ 13,574,616   $ 10,257,951   $  48,600,567   $   340,061,027   $ 33,701,081
  Shares authorized                                        unlimited      unlimited       unlimited         unlimited      unlimited
  Par value                                             $       0.00   $       0.00   $        0.00   $          0.01   $       0.00
  Shares outstanding                                       1,076,882      1,502,174       2,477,373        33,648,128      2,473,128
  Net asset value and redemption price per
   share(2)                                             $      12.61   $       6.83   $       19.62   $         10.11   $      13.63
  Maximum offering price per share                      $      12.61   $       6.83   $       19.62   $         10.11   $      13.63
CLASS C:
  Net assets                                            $  8,914,639   $ 12,271,213   $  41,734,293   $   514,362,194   $ 43,446,681
  Shares authorized                                        unlimited      unlimited       unlimited         unlimited      unlimited
  Par value                                             $       0.00   $       0.00   $        0.00   $          0.01   $       0.00
  Shares outstanding                                         743,198      1,796,508       2,320,373        51,009,083      3,583,072
  Net asset value and redemption price per
   share(2)                                             $      11.99   $       6.83   $       17.99   $         10.08   $      12.13
  Maximum offering price per share                      $      11.99   $       6.83   $       17.99   $         10.08   $      12.13
CLASS I:
  Net assets                                                     n/a   $  9,090,876             n/a   $   370,828,123            n/a
  Shares authorized                                              n/a      unlimited             n/a         unlimited            n/a
  Par value                                                      n/a   $       0.00             n/a   $          0.01            n/a
  Shares outstanding                                             n/a      1,303,502             n/a        36,113,525            n/a
  Net asset value and redemption price per
   share                                                         n/a   $       6.97             n/a   $         10.27            n/a
  Maximum offering price per share                               n/a   $       6.97             n/a   $         10.27            n/a
CLASS M:
  Net assets                                            $    979,892            n/a             n/a               n/a            n/a
  Shares authorized                                        unlimited            n/a             n/a               n/a            n/a
  Par value                                             $       0.00            n/a             n/a               n/a            n/a
  Shares outstanding                                          77,940            n/a             n/a               n/a            n/a
  Net asset value and redemption price per
   share                                                $      12.57            n/a             n/a               n/a            n/a
  Maximum offering price per share (3.50%)(3)           $      13.03            n/a             n/a               n/a            n/a
CLASS Q:
  Net assets                                            $ 22,763,465   $  8,569,552   $  72,563,385   $    25,180,510   $  9,166,886
  Shares authorized                                        unlimited      unlimited       unlimited         unlimited      unlimited
  Par value                                             $       0.00   $       0.00   $        0.00   $          0.01   $       0.00
  Shares outstanding                                       1,740,125      1,232,429       3,625,005         2,453,204        637,100
  Net asset value and redemption price per
   share                                                $      13.08   $       6.95   $       20.02   $         10.26   $      14.39
  Maximum offering price per share                      $      13.08   $       6.95   $       20.02   $         10.26   $      14.39

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

    STATEMENTS OF OPERATIONS for six months ended April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------


                                                                                          ING
                                                          ING                         INTERNATIONAL       ING              ING
                                                        EMERGING          ING           SMALLCAP      INTERNATIONAL      WORLDWIDE
                                                        COUNTRIES     INTERNATIONAL      GROWTH          VALUE            GROWTH
                                                          FUND            FUND            FUND            FUND             FUND
                                                      ------------    ------------    ------------    -------------    ------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*                     $  1,405,446    $    892,946    $  2,348,533    $  30,341,069    $  1,064,207
Interest                                                    10,125          27,715          54,851           72,565          24,159
Other                                                        1,429             881              10            4,243              --
Securities loaned income                                     6,878           7,144          90,607          252,464           7,147
                                                      ------------    ------------    ------------    -------------    ------------
  Total investment income                                1,423,878         928,686       2,494,001       30,670,341       1,095,513
                                                      ------------    ------------    ------------    -------------    ------------
EXPENSES:
Investment advisory and management fees                    646,101         367,148       1,402,710       12,765,885         778,225
Distribution and service fees:
  Class A                                                  103,013          44,819         208,784        1,915,947         113,390
  Class B                                                   70,824          50,365         247,675        1,763,850         177,695
  Class C                                                   43,813          61,761         215,373        2,662,929         231,861
  Class M                                                    3,960              --              --               --              --
  Class Q                                                   25,660           9,247          85,784           33,031          11,175
Transfer agent fees:
  Class A                                                   76,818          51,273         164,838        1,014,104          91,036
  Class B                                                   18,485          14,406          68,408          284,234          49,932
  Class C                                                   11,436          17,663          59,447          429,114          65,153
  Class I                                                       --             271              --            5,286              --
  Class M                                                    1,378              --              --               --              --
  Class Q                                                    3,490             259           8,234              561           4,202
Administrative service fees                                 51,688          36,715         140,271        2,076,609          77,823
Custody and accounting expense                              85,160          23,515         133,584          546,639          49,298
Shareholder reporting expense                               36,087          14,165          74,009          701,608          41,213
Registration fees                                           47,466          33,012          43,133           87,171          32,765
Professional fees                                           16,230           5,148          27,287          242,381          17,670
Trustee fees                                                 2,148           1,039           9,041           61,902           3,043
Miscellaneous expense                                       20,224           3,259          10,387           65,646           6,893
                                                      ------------    ------------    ------------    -------------    ------------
                                                         1,263,981         734,065       2,898,965       24,656,897       1,751,374
Less:
  Net waived and reimbursed fees                            44,307          15,106              --               --          56,479
                                                      ------------    ------------    ------------    -------------    ------------
  Total expenses                                         1,219,674         718,959       2,898,965       24,656,897       1,694,895
                                                      ------------    ------------    ------------    -------------    ------------
Net investment income (loss)                               204,204         209,727        (404,964)       6,013,444        (599,382)
                                                      ------------    ------------    ------------    -------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on investments (net of
 foreign tax on sale of Indian
 investments of $2,200, $0, $0, $0,
 and $0, respectively -- Note 2)                        (3,079,378)     (4,386,774)    (42,266,358)    (127,531,190)     (9,687,905)
Net realized gain (loss) on foreign currencies             (71,799)         (3,791)     11,380,711          (89,159)        (21,825)
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                              5,675,488       3,267,014      38,114,066      143,916,858       9,846,350
                                                      ------------    ------------    ------------    -------------    ------------
  Net realized and unrealized gain (loss) on
   investments and foreign currencies                    2,524,311      (1,123,551)      7,228,419       16,296,509         136,620
                                                      ------------    ------------    ------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS                                           $  2,728,515    $   (913,824)   $  6,823,455    $  22,309,953    $   (462,762)
                                                      ============    ============    ============    =============    ============
* Foreign taxes                                       $    193,457    $    103,760    $    309,723    $   4,967,798    $    116,035

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                               ING                                 ING
                                                                        EMERGING COUNTRIES                    INTERNATIONAL
                                                                               FUND                                FUND
                                                                   ------------------------------    ------------------------------
                                                                    SIX MONTHS          YEAR           SIX MONTHS         YEAR
                                                                       ENDED            ENDED             ENDED           ENDED
                                                                     APRIL 30,       OCTOBER 31,        APRIL 30,      OCTOBER 31,
                                                                       2003             2002              2003            2002
                                                                   -------------    -------------    -------------    -------------
FROM OPERATIONS:
Net investment income (loss)                                       $     204,204    $    (834,118)   $     209,727    $    (217,920)
Net realized loss on investments and foreign currencies               (3,151,177)     (21,740,055)      (4,390,565)     (10,118,464)
Net change in unrealized appreciation (depreciation) of
 investments and foreign currencies                                    5,675,488       32,027,083        3,267,014       (2,700,015)
                                                                   -------------    -------------    -------------    -------------
Increase (decrease) in net assets resulting from operations            2,728,515        9,452,910         (913,824)     (13,036,399)
                                                                   -------------    -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                                     --           (1,786)        (168,248)              --
  Class C                                                                     --               --           (1,612)              --
  Class I                                                                     --               --          (50,182)              --
  Class M                                                                     --               --          (45,138)              --
  Class Q                                                                     --           (1,105)              --               --
                                                                   -------------    -------------    -------------    -------------
Total distributions                                                           --           (2,891)        (265,180)              --
                                                                   -------------    -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     152,759,856      216,145,026       80,387,455      102,371,057
Dividends reinvested                                                          --            2,537          238,238               --
Redemption fee proceeds                                                       --               --          173,797          132,507
Net assets received in connection with
 reorganization (Note 13)                                                     --       10,040,276               --       37,276,905
                                                                   -------------    -------------    -------------    -------------
                                                                     152,759,856      226,187,839       80,799,490      139,780,469
Cost of shares redeemed                                             (155,835,956)    (248,063,246)     (82,839,974)     (88,437,578)
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from
 capital share transactions                                           (3,076,100)     (21,875,407)      (2,040,484)      51,342,891
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) in net assets                                   (347,585)     (12,425,388)      (3,219,488)      38,306,492
Net assets, beginning of period                                      108,988,159      121,413,547       79,277,135       40,970,643
                                                                   -------------    -------------    -------------    -------------
Net assets, end of period                                          $ 108,640,574    $ 108,988,159    $  76,057,647    $  79,277,135
                                                                   =============    =============    =============    =============
Undistributed net investment income (accumulated
 net investment loss)                                              $     204,204    $          --    $     (55,453)   $          --
                                                                   =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                           ING
                                                                      INTERNATIONAL                            ING
                                                                     SMALLCAP GROWTH                      INTERNATIONAL
                                                                       GROWTH FUND                          VALUE FUND
                                                           ----------------------------------    ----------------------------------
                                                             SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                               ENDED               ENDED              ENDED              ENDED
                                                             APRIL 30,          OCTOBER 31,         APRIL 30,         OCTOBER 31,
                                                                2003               2002                2003              2002
                                                           ---------------    ---------------    ---------------    ---------------
FROM OPERATIONS:
Net investment income (loss)                               $      (404,964)   $    (1,729,234)   $     6,013,444    $    11,052,808
Net realized gain (loss) on investments and foreign
 currencies                                                    (30,885,647)       (53,391,247)      (127,620,349)        52,071,566
Net change in unrealized appreciation (depreciation) of
 investments and foreign currencies                             38,114,066          1,153,419        143,916,858       (564,489,564)
                                                           ---------------    ---------------    ---------------    ---------------
Increase (decrease) in net assets resulting from
 operations                                                      6,823,455        (53,967,062)        22,309,953       (501,365,190)
                                                           ---------------    ---------------    ---------------    ---------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                               --                 --         (6,749,895)        (9,049,951)
  Class B                                                               --                 --                 --            (97,412)
  Class C                                                               --                 --                 --           (119,172)
  Class I                                                               --                 --         (3,415,778)        (2,526,944)
  Class Q                                                               --                 --           (275,730)          (250,541)
Net realized gain from investments:
  Class A                                                               --                 --        (26,207,763)       (25,504,406)
  Class B                                                               --                 --         (7,376,884)        (8,951,514)
  Class C                                                               --                 --        (11,254,215)       (12,776,248)
  Class I                                                               --                 --         (7,198,805)        (4,759,757)
  Class Q                                                               --                 --           (571,558)          (784,233)
                                                           ---------------    ---------------    ---------------    ---------------
Total distributions                                                     --                 --        (63,050,628)       (64,820,178)
                                                           ---------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                               392,413,421        814,783,487        174,747,454      2,229,434,327
Dividends reinvested                                                    --                 --         47,901,712         48,205,060
                                                           ---------------    ---------------    ---------------    ---------------
                                                               392,413,421        814,783,487        222,649,166      2,277,639,387
Cost of shares redeemed                                       (402,530,373)      (856,597,344)      (379,719,750)    (1,485,994,863)
                                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting from
 capital share transactions                                    (10,116,952)       (41,813,857)      (157,070,584)       791,644,524
                                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets                           (3,293,497)       (95,780,919)      (197,811,259)       225,459,156
Net assets, beginning of period                                292,972,610        388,753,529      2,708,200,729      2,482,741,573
                                                           ---------------    ---------------    ---------------    ---------------
Net assets, end of period                                  $   289,679,113    $   292,972,610    $ 2,510,389,470    $ 2,708,200,729
                                                           ===============    ===============    ===============    ===============
Undistributed net investment income (accumulated
 net investment loss)                                      $      (658,797)   $      (253,833)   $     6,012,233    $    10,440,192
                                                           ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                               ING
                                                                            WORLDWIDE
                                                                           GROWTH FUND
                                                                ------------------------------
                                                                  SIX MONTHS          YEAR
                                                                     ENDED            ENDED
                                                                   APRIL 30,       OCTOBER 31,
                                                                     2003             2002
                                                                -------------    -------------
FROM OPERATIONS:
Net investment loss                                             $    (599,382)   $  (3,001,356)
Net realized loss on investments and foreign currencies            (9,709,730)     (74,277,585)
Net change in unrealized appreciation of investments and
 foreign currencies                                                 9,846,350       31,285,489
                                                                -------------    -------------
Decrease in net assets resulting from operations                     (462,762)     (45,993,452)
                                                                -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  163,398,894      188,403,422
Cost of shares redeemed                                          (179,194,219)    (300,460,131)
                                                                -------------    -------------
Net decrease in net assets resulting from capital share
 transactions                                                     (15,795,325)    (112,056,709)
                                                                -------------    -------------
Net decrease in net assets                                        (16,258,087)    (158,050,161)
Net assets, beginning of period                                   168,142,348      326,192,509
                                                                -------------    -------------
Net assets, end of period                                       $ 151,884,261    $ 168,142,348
                                                                =============    =============
Accumulated net investment loss                                 $    (599,382)   $          --
                                                                =============    =============

                 See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (UNAUDITED)                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS Q
                                                   -------------------------------------------------------------------------------
                                                     SIX                               FOUR                    THREE
                                                    MONTHS                             MONTHS     YEAR         MONTHS       YEAR
                                                    ENDED     YEAR ENDED OCT. 31,      ENDED      ENDED        ENDED        ENDED
                                                   APRIL 30,  -------------------     OCT. 31,   JUNE 30,     JUNE 30,    MARCH 31,
                                                     2003       2002        2001     2000(5)(6)    2000        1999(1)      1999
                                                    ------     ------      ------    ----------   -------      ------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $        12.80      12.26       16.81       20.74       17.20       13.79       17.76
 Income from investment operations:
 Net investment income (loss)               $         0.05      (0.14)       0.09       (0.27)      (0.16)      (0.04)      (0.01)
 Net realized and unrealized gain (loss)
 on investments (net of Indian tax)         $         0.23       0.68       (4.64)      (3.66)       3.70        3.45       (3.78)
 Total from investment operations           $         0.28       0.54       (4.55)      (3.93)       3.54        3.41       (3.79)
 Less distributions from:
 Net investment income                      $           --     0.00 *          --          --          --          --        0.18
 Total distributions                        $           --     0.00 *          --          --          --          --        0.18
 Net asset value, end of period             $        13.08      12.80       12.26       16.81       20.74       17.20       13.79
 TOTAL RETURN(2):                           %         2.19       4.41      (27.01)     (18.95)      20.58       24.73      (21.42)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $       22,763     21,132      26,783      88,894     119,251      79,130      53,125
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)           %         1.95       2.00        1.97        2.13        2.09        1.90        1.94
 Gross expenses prior to expense
 reimbursement (recoupment)(3)              %         2.03       1.94        1.98        2.28        2.24        2.43        2.23
 Net investment income (loss) after
 expense reimbursement (recoupment)(3)(4)   %         0.81      (0.24)       0.42       (1.21)      (1.05)      (1.07)      (0.01)
 Portfolio turnover rate                    %           54        124          74          94         211          67         213

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(6)  The Fund changed its fiscal year-end from June 30 to October 31.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND (UNAUDITED)                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                   CLASS I                      CLASS Q
                                                            --------------------    --------------------------------
                                                              SIX                     SIX
                                                             MONTHS       PERIOD     MONTHS      YEAR        PERIOD
                                                             ENDED        ENDED      ENDED       ENDED       ENDED
                                                            APRIL 30,   OCT. 31,    APRIL 30,   OCT. 31,    OCT. 31,
                                                              2003       2002(1)      2003        2002       2001(2)
                                                              ----       -------      ----        ----       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                 $       7.06        8.25        7.04        8.10        9.89
 Income from investment operations:
 Net investment income (loss)                         $       0.03        0.05        0.04       (0.03)      (0.02)
 Net realized and unrealized loss on investments      $      (0.07)      (1.24)      (0.08)      (1.03)      (1.77)
 Total from investment operations                     $      (0.04)      (1.19)      (0.04)      (1.06)      (1.79)
 Less distributions from:
 Net invesment income                                         0.05          --        0.05          --          --
 Total distributions                                          0.05          --        0.05          --          --
 Net asset value, end of period                       $       6.97        7.06        6.95        7.04        8.10
 TOTAL RETURN(3)                                      %      (0.58)     (14.42)      (0.65)     (13.09)     (18.10)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $      9,091       6,384       8,570       6,949           7
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)       %       1.29        1.48        1.54        1.61        2.27
 Gross expenses prior to expense reimbursement(4)     %       1.33        1.53        1.58        1.70        2.27
 Net investment income (loss) after expense
 reimbursement(4)(5)                                  %       1.50        0.72        1.08       (0.08)      (0.24)
 Portfolio turnover rate                              %         45         126          45         126         169

----------
(1)  Class I commenced operations on January 15, 2002.
(2)  Class Q commenced operations on February 26, 2001.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP GROWTH FUND (UNAUDITED)          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS Q
                                               --------------------------------------------------------------------------------
                                                 SIX                                FOUR                    THREE
                                                MONTHS                              MONTHS      YEAR        MONTHS       YEAR
                                                 ENDED     YEAR ENDED OCT. 31,      ENDED       ENDED       ENDED       ENDED
                                               APRIL 30,   -------------------     OCT. 31,    JUNE 30,    JUNE 30,    MARCH 31,
                                                 2003       2002        2001       2000(5)      2000        1999(1)      1999
                                                ------     ------      ------      -------     -------      ------      ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $      19.54      23.19       38.18        43.30       25.16       22.23       19.18
 Income from investment operations:
 Net investment income (loss)             $       0.02       0.04        0.00*       (0.09)      (0.21)      (0.03)      (0.02)
 Net realized and unrealized gain
 (loss) on investments                    $       0.46      (3.69)     (12.12)       (5.03)      20.53        2.96        3.36
 Total from investment operations         $       0.48      (3.65)     (12.12)       (5.12)      20.32        2.93        3.34
 Less distributions from:
 Net investment income                    $         --         --        0.24           --          --          --        0.09
 Net realized gain on investments         $         --         --        2.63           --        2.18          --        0.20
 Total distributions                      $         --         --        2.87           --        2.18          --        0.29
 Net asset value, end of period           $      20.02      19.54       23.19        38.18       43.30       25.16       22.23
 TOTAL RETURN(2):                         %       2.46     (15.74)     (34.11)       11.82       82.99       13.18       17.61

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $     72,563     70,404      91,089      164,719     163,843      42,881      32,819
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)         %       1.58       1.55        1.50         1.58        1.57        1.65        1.65
 Gross expenses prior to expense
 reimbursement (recoupment)(3)            %       1.58       1.59        1.50         1.58        1.57        1.67        1.80
 Net investment income (loss)
 after expense reimbursement
 (recoupment)(3)(4)                       %       0.19       0.07        0.04        (0.71)      (0.66)      (0.50)      (0.50)
 Portfolio turnover rate                  %         55        149         143           56         164          44         146

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5)  The Fund changed its fiscal year-end from June 30 to October 31.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (UNAUDITED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              CLASS I                                  CLASS Q
                                                  ------------------------------    --------------------------------------------
                                                    SIX                                SIX
                                                   MONTHS      YEAR       PERIOD      MONTHS      YEAR        YEAR      PERIOD
                                                   ENDED       ENDED      ENDED       ENDED       ENDED       ENDED     ENDED
                                                  APRIL 30,  OCT. 31,    OCT. 31,   APRIL 30,   OCT. 31,    OCT. 31,    OCT. 31,
                                                    2003       2002      2001(1)       2003       2002        2001      2000(2)
                                                    ----       ----      -------       ----       ----        ----      -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $       10.43      12.35       13.89       10.44      12.34       16.68       15.90
 Income from investment operations:
 Net investment income                      $        0.06       0.16        0.02        0.04       0.07        0.10        0.13
 Net realized and unrealized gain (loss)
 on investments                             $        0.08      (1.68)      (1.56)       0.08      (1.63)      (2.42)       0.65
 Total from investment operations           $        0.14      (1.52)      (1.54)       0.12      (1.56)      (2.32)       0.78
 Less distributions from:
 Net investment income                      $        0.10       0.14          --        0.10       0.08        0.14          --
 Net realized gain on investments           $        0.20       0.26          --        0.20       0.26        1.88          --
 Total distributions                        $        0.30       0.40          --        0.30       0.34        2.02          --
 Net asset value, end of period             $       10.27      10.43       12.35       10.26      10.44       12.34       16.68
 TOTAL RETURN(3)                            %        1.34     (12.89)     (11.09)       1.26     (13.11)     (15.80)       4.91

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $     370,828    372,352     226,067      25,181     29,836      35,802      24,882
 Ratios to average net assets:
 Expenses(4)                                %        1.28       1.32        1.24        1.53       1.49        1.59        1.57
 Net investment income(4)                   %        1.15       1.04        0.62        0.86       0.63        0.91        1.35
 Portfolio turnover rate                    %           3         20          15           3         20          15          34

----------
(1)  Class I commenced operations on June 18, 2001.
(2)  Class Q commenced operations on January 24, 2000.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING WORLDWIDE GROWTH FUND (UNAUDITED)                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS Q
                                              ----------------------------------------------------------------------------
                                                SIX                               FOUR                  THREE
                                               MONTHS                            MONTHS      YEAR      MONTHS     YEAR
                                                ENDED     YEAR ENDED OCT. 31,     ENDED      ENDED      ENDED     ENDED
                                              APRIL 30,   -------------------    OCT. 31,   JUNE 30,   JUNE 30,  MARCH 31,
                                                2003       2002        2001     2000(5)(6)    2000      1999(1)    1999
                                                ----       ----        ----     ----------    ----      -------    ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $     14.34      17.87       30.37       34.53      27.12      24.59     19.63
 Income from investment operations:
 Net investment income (loss)             $     (0.12)     (0.08)*     (0.07)*     (0.07)     (0.16)      0.01      0.22
 Net realized and unrealized gain
 (loss) on investments                    $      0.18      (3.45)*    (11.19)*     (4.09)     11.11       2.52      6.15
 Total from investment operations         $      0.05      (3.53)     (11.26)      (4.16)     10.95       2.53      6.37
 Less distributions from:
 Net investment income                    $        --         --          --          --         --         --      0.15
 Net realized gain on investments         $        --         --        0.89          --       3.54         --      1.26
 Tax return of capital                    $        --         --        0.35          --         --         --        --
 Total distributions                      $        --         --        1.24          --       3.54         --      1.41
 Net asset value, end of period           $     14.39      14.34       17.87       30.37      34.53      27.12     24.59
 TOTAL RETURN(2):                         %      0.35     (19.75)     (38.56)     (12.05)     42.63      10.29     33.97

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $     9,167      8,194      17,178      44,702     54,418     14,870     7,320
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)         %      1.55       1.49        1.51        1.52       1.57       1.55      1.59
 Gross expenses prior to expense
 reimbursement (recoupment)(3)            %      1.62       1.59        1.60        1.49       1.57       1.55      1.76
 Net investment income (loss) after
 expense reimbursement
 (recoupment)(3)(4)                       %     (0.17)     (0.47)      (0.30)      (0.62)     (0.69)      0.17      0.17
 Portfolio turnover rate                  %       82        281         302          71        169         57       247

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(5) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(6)  The Fund changed its fiscal year-end from June 30 to October 31.
* Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

         NOTES TO FINANCIAL STATEMENTS as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Funds included in this report are comprised of ING Mutual Funds ("IMF") and ING Mayflower Trust ("IMT"); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IMF is a Delaware business trust organized in 1992 with seven separate series ("Portfolios"): Four in this report are: ING Emerging Countries Fund ("Emerging Countries"), ING International Fund ("International"), ING International SmallCap Growth Fund ("International SmallCap Growth"), and ING Worldwide Growth Fund ("Worldwide Growth"). IMT is a Massachusetts business trust organized in 1992 with two separate series (Portfolios). The one Portfolio in this annual report is ING International Value ("International Value"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends from net investment income are determined separately for each class based on income and expenses allocable to each class. Distributions from realized gains are allocated to each class pro rata based on the total shares outstanding on the ex-dividend date. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar, the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc., and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC. Effective March 1, 2002, the Adviser, Distributor and Administrator changed their names to ING Investments, LLC, ING Funds Distributor, Inc. and ING Funds Services, LLC, respectively. Effective October 1, 2002, the Distributor changed its name to ING Distributor, LLC.

REORGANIZATION. On December 17, 2001, the Boards of Trustees of each of the various ING Funds approved plans of reorganization which were intended to decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization") and to align the open-end funds with similar open-end funds that share the same prospectus. The Reorganization only resulted in a change in corporate form of some of the ING Funds, with no change in the ING Funds. The Reorganization was consummated to align the ING Funds' corporate structures and expedite the Funds' required filings with the SEC. Shareholders of International Value did not approve the Reorganization; therefore the Fund will remain part of ING Mayflower Trust.

As a result of the Reorganization, the ING International Fund Reorganized into series of IMF: ("Reorganizing Fund"). In this regard, the Board approved the creation of new series of ING Mutual Funds to serve as "shells" (the "Shell Funds") into which Reorganized Fund was reorganized. The plans of the reorganization provided for, among other things, the transfer for assets and liabilities of the Reorganizing Fund to the Shell Fund. Prior to September 21, 2002, the effective date of the Reorganization, the Shell Fund had only nominal assets. For accounting purposes, the Reorganizing Fund is considered the surviving entity, and the financial highlights shown for periods prior to September 21, 2002 are the financial highlights of the Reorganizing Fund.

--------------------------------------------------------------------------------

Prior to the Reorganization, International Fund was the sole series of ING International Fund, Inc. ING International Fund, Inc. was a corporation organized under the laws of the State of Maryland on November 23, 1993.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. For all Funds except Russia, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at the NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market and gold and silver bullion are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors/Trustees ("Board"). Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value.

     Investments in securities maturing in less than 60 days are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not

--------------------------------------------------------------------------------

     typically associated with investing in U.S. companies and U.S. Government Securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government Securities.

D. FOREIGN CURRENCY TRANSACTIONS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. OPTIONS CONTRACTS. All Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

F. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any annually.

G. FEDERAL INCOME TAXES. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax provision is not required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

--------------------------------------------------------------------------------

     The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires. During the year ended October 31, 2002, Emerging Countries Fund paid $110,768 of taxes on gains on sales of Indian investments.

H. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

I. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

J. SECURITIES LENDING. Each Fund has the option to temporarily loan 33 1/3% (except Emerging Countries, International SmallCap Growth and Worldwide Growth Funds which may only lend up to 30%) of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six months ended April 30, 2003, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                   PURCHASES          SALES
                                   ---------          -----
Emerging Countries                $52,819,476      $64,127,315
International                      31,006,086       30,348,859
International SmallCap Growth     144,649,045      157,374,640
International Value                63,790,758      299,971,363
Worldwide Growth                  122,333,707      142,479,219

NOTE 4 -- REDEMPTION FEE INCOME

Effective November 1, 2001, International began imposing a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is accounted for as an addition to paid-in capital. Total redemption fee proceeds for the six months ended April 30, 2003 were $173,797 and are set forth in the statements of changes in net assets.

NOTE 5 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments, LLC (the "Manager", the "Investment Manager", or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                                      AS A PERCENT OF AVERAGE NET ASSETS
                                      ----------------------------------
Emerging Countries                    1.25%
International                         1.00%
International                         1.00% on first $500 million; 0.90% on next
  SmallCap Growth                       $500 million; and 0.85% in excess of $1
                                        billion
International Value                   1.00%
Worldwide Growth                      1.00% on first $500 million; 0.90% on next
                                        $500 million; and 0.85% in excess of $1
                                        billion

Nicholas-Applegate Capital Management (NACM), a registered investment advisor, serves as a Sub-Adviser to the International SmallCap Growth Fund pursuant to a Subadvisory agreement between the Adviser and NACM. Brandes Investment Partners, LLC (Brandes), a registered investment advisor, serves as a Sub-Adviser to the International Value Fund pursuant to a Subadvisory agreement between the Adviser and Brandes.

--------------------------------------------------------------------------------

Effective December 5, 2002, ING Investment Management Advisors B.V. (IIMA), a registered investment advisor, serves as Sub-Adviser to the Emerging Countries Fund pursuant to a subadvisory agreement between the Adviser and IIMA.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

International Value Fund also pays IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

NOTE 6 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                 CLASS A   CLASS B   CLASS C   CLASS I   CLASS M    CLASS O
                 -------   -------   -------   -------   -------    -------
Emerging
  Countries        0.35%     1.00%     1.00%    N/A     0.75%         0.25%
International      0.25      1.00      1.00     N/A       N/A         0.25
International
  SmallCap
  Growth           0.35      1.00      1.00     N/A       N/A         0.25
International
  Value            0.30      1.00      1.00     N/A       N/A         0.25
Worldwide
  Growth           0.35      1.00      1.00     N/A       N/A         0.25

Fees paid to the Distributor by class during the six months ended April 30, 2003 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six months ended April 30, 2003, the Distributor earned the following amounts in sales charges:

                          CLASS A      CLASS B     CLASS C     CLASS M
                           SHARES       SHARES      SHARES     SHARES
                           ------       ------      ------     ------
Initial Sales Charges     $ 10,504       n/a          n/a       $134
Contingent deferred
  sales charges           $127,956       $ 0        $81,273      n/a

NOTE 7 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2003, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

                                                     ACCRUED
                   ACCRUED                         SHAREHOLDER
                 INVESTMENT         ACCRUED         SERVICES &
                 MANAGEMENT     ADMINISTRATIVE     DISTRIBUTION
                    FEES             FEES              FEES           TOTAL
                    ----             ----              ----           -----
Emerging
  Countries     $ 101,494      $ 8,120            $  38,528       $ 148,142
International      58,596        5,859               26,431          90,886
International
  SmallCap
  Growth          223,876       22,388              119,707         365,971
International
  Value         1,972,035      197,203            1,484,360       3,653,598
Worldwide
  Growth          119,682       11,968               81,661         213,311

At April 30, 2003, ING Life Insurance and Annuity Company, a wholly-owned indirect subsidiary of ING Groep N.V., held 13.10% of the shares outstanding of the ING International Fund. Investment activities of these shareholders could have material impact on the Funds.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

--------------------------------------------------------------------------------

NOTE 8 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                 MAXIMUM OPERATING EXPENSE LIMIT
                             (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                    ----------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS I   CLASS M    CLASS Q
                    -------   -------   -------   -------   -------    -------
Emerging
  Countries(1)       2.25%     2.90%     2.90%      N/A       2.65%     2.15%
International(2)     1.80      2.55      2.55      1.45        N/A      1.70
International
  SmallCap
  Growth(3)          1.95      2.60      2.60       N/A        N/A      1.85
International
  Value               N/A       N/A       N/A       N/A        N/A       N/A
Worldwide
  Growth(4)          1.85      2.50      2.50       N/A        N/A      1.75

----------
(1) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.90%.
(2) Prior to June 7, 2002, the expense limitation rates for Class A, Class B, Class C, Class I and Class Q were 2.75%, 3.50%, 3.50%, 2.50%, and 2.75%
     respectively.
(3) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.65%.
(4) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.60%.

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected net on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying statements of Assets and Liabilities for each Fund.

As of April 30, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

                 Emerging Countries                 $127,232
                 International                        46,055
                 International SmallCap Growth       120,895
                 Worldwide Growth                    721,317

NOTE 9 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.10% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. At April 30, 2003 the Funds did not have any loans outstanding.

NOTE 10 -- CAPITAL SHARES

Transaction in capital shares and dollars were as follows:

                                                         CLASS A SHARES                    CLASS B SHARES
                                                 ------------------------------    ------------------------------
                                                  SIX MONTHS           YEAR          SIX MONTHS          YEAR
                                                     ENDED             ENDED            ENDED            ENDED
                                                   APRIL 30,        OCTOBER 31,       APRIL 30,      OCTOBER 31,
                                                     2003              2002             2003             2002
                                                 -------------    -------------    -------------    -------------
ING EMERGING COUNTRIES FUND
 (NUMBER OF SHARES)
Shares sold                                          5,973,420       11,599,557           23,084          171,877
Shares issued in merger                                     --          407,103               --          276,180
Shares issued as reinvestment of dividends                  --              121               --               --
Shares redeemed                                     (6,045,318)     (12,682,825)        (168,672)        (461,156)
                                                 -------------    -------------    -------------    -------------
Net decrease in shares outstanding                     (71,898)        (676,044)        (145,588)         (13,099)
                                                 =============    =============    =============    =============
ING EMERGING COUNTRIES FUND ($)
Shares sold                                      $  73,995,893    $ 161,276,949    $     289,347    $   2,478,236
Shares issued in merger                                     --        5,280,325               --        3,558,403
Shares issued as reinvestment of dividends                  --            1,567               --               --
Shares redeemed                                    (75,254,848)    (177,404,620)      (2,091,807)      (6,402,316)
                                                 -------------    -------------    -------------    -------------
Net decrease                                     $  (1,258,955)   $ (10,845,779)   $  (1,802,460)   $    (365,677)
                                                 =============    =============    =============    =============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                        CLASS C SHARES                  CLASS Q SHARES
                                                 ----------------------------    ----------------------------
                                                  SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                                     ENDED           ENDED           ENDED           ENDED
                                                   APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                                     2003            2002            2003            2002
                                                 ------------    ------------    ------------    ------------
ING EMERGING COUNTRIES FUND
 (NUMBER OF SHARES)
Shares sold                                           223,725         361,853       5,976,664       3,391,625
Shares issued as reinvestment of dividends                 --              --              --              72
Shares redeemed                                      (287,779)       (671,785)     (5,887,742)     (3,924,951)
                                                 ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                                          (64,054)       (309,932)         88,922        (533,254)
                                                 ============    ============    ============    ============
ING EMERGING COUNTRIES FUND ($)
Shares sold                                      $  2,604,737    $  5,122,486    $ 75,842,251    $ 47,255,785
Shares issued as reinvestment of dividends                 --              --              --             970
Shares redeemed                                    (3,374,931)     (9,265,932)    (74,922,359)    (54,959,947)
                                                 ------------    ------------    ------------    ------------
Net increase (decrease)                          $   (770,194)   $ (4,143,446)   $    919,892    $ (7,703,192)
                                                 ============    ============    ============    ============

                                                          CLASS M SHARES
                                                  -----------------------------
                                                   SIX MONTHS         PERIOD
                                                      ENDED           ENDED
                                                    APRIL 30,       OCTOBER 31,
                                                      2003            2002(1)
                                                  -----------       -----------
ING EMERGING COUNTRIES FUND
 (NUMBER OF SHARES)
Shares sold                                             2,226               921
Shares issued in merger                                    --            92,645
Shares redeemed                                       (15,416)           (2,436)
                                                  -----------       -----------
Net increase (decrease) in shares
 outstanding                                          (13,190)           91,130
                                                  ===========       ===========
ING EMERGING COUNTRIES FUND ($)
Shares sold                                       $    27,628       $    11,570
Shares issued in merger                                    --         1,201,548
Shares redeemed                                      (192,011)          (30,431)
                                                  -----------       -----------
Net increase (decrease)                           $  (164,383)      $ 1,182,687
                                                  ===========       ===========

----------
(1)  Commenced operations on August 5, 2002

                                            CLASS A SHARES                  CLASS B SHARES                  CLASS C SHARES
                                     ----------------------------    ----------------------------    ----------------------------
                                      SIX MONTHS        YEAR         SIX MONTHS          YEAR         SIX MONTHS         YEAR
                                         ENDED          ENDED           ENDED            ENDED           ENDED           ENDED
                                       APRIL 30,     OCTOBER 31,      APRIL 30,       OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                         2003           2002            2003             2002            2003            2002
                                     ------------    ------------    ------------    ------------    ------------    ------------
ING INTERNATIONAL FUND
 (NUMBER OF SHARES)
Shares sold                             6,015,208       8,189,311         233,125         455,458         383,326         974,161
Shares issued in merger                        --         818,729              --       1,223,633              --       1,243,707
Shares issued as reinvestment
 of dividends                              22,180              --              --              --             219              --
Shares redeemed                        (7,055,309)     (7,499,690)       (214,036)       (440,191)       (379,097)       (614,252)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease) in
 shares outstanding                    (1,017,921)      1,508,350          19,089       1,238,900           4,448       1,603,616
                                     ============    ============    ============    ============    ============    ============
ING INTERNATIONAL FUND ($)
Shares sold                          $ 42,222,617    $ 62,922,949    $  1,594,415    $  3,482,361    $  2,628,186    $  7,381,467
Shares issued in merger                        --       7,189,923              --      10,596,499              --      10,762,961
Shares issued as reinvestment
 of dividends                             159,031              --              --              --           1,542              --
Redemption fee proceeds                   173,797         132,507              --              --              --              --
Shares redeemed                       (49,487,046)    (59,009,071)     (1,450,522)     (3,410,635)     (2,547,952)     (4,729,016)
                                     ------------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)              $ (6,931,601)   $ 11,236,308    $    143,893    $ 10,668,225    $     81,776    $ 13,415,412
                                     ============    ============    ============    ============    ============    ============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                                         CLASS I SHARES                  CLASS Q SHARES
                                                  ----------------------------    ----------------------------
                                                   SIX MONTHS         PERIOD       SIX MONTHS         YEAR
                                                      ENDED           ENDED           ENDED           ENDED
                                                    APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                                      2003           2002(1)          2003            2002
                                                  ------------    ------------    ------------    ------------
ING INTERNATIONAL FUND
 (NUMBER OF SHARES)
Shares sold                                          2,129,257       3,152,664       2,834,543         471,191
Shares issued in merger                                     --              --              --         993,513
Shares issued as reinvestment of dividends               5,615              --           5,262
Shares redeemed                                     (1,730,389)     (2,248,030)     (2,588,996)       (478,675)
                                                  ------------    ------------    ------------    ------------
Net increase in shares outstanding                     404,483         904,634         250,809         986,029
                                                  ============    ============    ============    ============
ING INTERNATIONAL FUND ($)
Shares sold                                       $ 14,734,444    $ 25,021,083    $ 19,207,793    $  3,563,197
Shares issued in merger                                     --              --              --       8,727,522
Shares issued as reinvestment of dividends              40,147              --          37,518
Shares redeemed                                    (11,925,180)    (17,592,690)    (17,429,274)     (3,696,166)
                                                  ------------    ------------    ------------    ------------
Net increase                                      $  2,849,411    $  7,428,393    $  1,816,037    $  8,594,553
                                                  ============    ============    ============    ============

----------
(1)  Commenced operations on January 15, 2002.

                                                          CLASS A SHARES                    CLASS B SHARES
                                                  ------------------------------    ------------------------------
                                                   SIX MONTHS          YEAR          SIX MONTHS           YEAR
                                                      ENDED            ENDED            ENDED             ENDED
                                                    APRIL 30,       OCTOBER 31,       APRIL 30,        OCTOBER 31,
                                                      2003             2002             2003              2002
                                                  -------------    -------------    -------------    -------------
ING INTERNATIONAL SMALLCAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                          10,727,135       29,014,063          114,609          599,756
Shares redeemed                                     (10,684,231)     (29,337,016)        (373,397)      (1,096,685)
                                                  -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                                             42,904         (322,953)        (258,788)        (496,929)
                                                  =============    =============    =============    =============
ING INTERNATIONAL SMALLCAP GROWTH FUND ($)
Shares sold                                       $ 194,377,945    $ 632,348,151    $   2,182,045    $  13,965,766
Shares redeemed                                    (194,155,155)    (642,058,647)      (7,093,833)     (25,182,365)
                                                  -------------    -------------    -------------    -------------
Net increase (decrease)                           $     222,790    $  (9,710,496)   $  (4,911,788)   $ (11,216,599)
                                                  =============    =============    =============    =============


                                                          CLASS C SHARES                    CLASS Q SHARES
                                                  ------------------------------    ------------------------------
                                                    SIX MONTHS         YEAR          SIX MONTHS          YEAR
                                                       ENDED           ENDED             ENDED           ENDED
                                                     APRIL 30,      OCTOBER 31,       APRIL 30,       OCTOBER 31,
                                                       2003            2002              2003            2002
                                                  -------------    -------------    -------------    -------------
ING INTERNATIONAL SMALLCAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                             604,567        1,192,193        9,613,286        6,300,682
Shares redeemed                                        (930,881)      (1,824,566)      (9,590,544)      (6,626,006)
                                                  -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                                           (326,314)        (632,373)          22,742         (325,324)
                                                  =============    =============    =============    =============
ING INTERNATIONAL SMALLCAP GROWTH FUND ($)
Shares sold                                       $  10,546,476    $  25,346,123    $ 185,306,955    $ 143,123,447
Shares redeemed                                     (16,240,401)     (38,544,051)    (185,040,984)    (150,812,281)
                                                  -------------    -------------    -------------    -------------
Net increase (decrease)                           $  (5,693,925)   $ (13,197,928)   $     265,971    $  (7,688,834)
                                                  =============    =============    =============    =============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                          CLASS A SHARES                     CLASS B SHARES                  CLASS C SHARES
                                 --------------------------------    -----------------------------    -----------------------------
                                  SIX MONTHS            YEAR          SIX MONTHS         YEAR          SIX MONTHS          YEAR
                                     ENDED              ENDED            ENDED           ENDED            ENDED            ENDED
                                   APRIL 30,         OCTOBER 31,       APRIL 30,      OCTOBER 31,       APRIL 30,       OCTOBER 31,
                                     2003               2002             2003            2002             2003             2002
                                 -------------    ---------------    ------------    -------------    ------------    -------------
ING INTERNATIONAL VALUE FUND
 (NUMBER OF SHARES)
Shares sold                         12,899,319        119,238,378         429,574        9,034,613         316,548       18,810,213
Shares issued as reinvestment
 of dividends                        2,380,188          2,046,200         522,401          542,229         793,701          774,598
Shares redeemed                    (22,863,508)       (87,913,712)     (4,043,891)      (7,613,839)     (6,288,886)     (13,237,481)
                                 -------------    ---------------    ------------    -------------    ------------    -------------
Net increase (decrease) in
 shares outstanding                 (7,584,001)        33,370,866      (3,091,916)       1,963,003      (5,178,637)       6,347,330
                                 =============    ===============    ============    =============    ============    =============
ING INTERNATIONAL VALUE
 FUND ($)
Shares sold                      $ 130,036,247    $ 1,522,323,967    $  4,303,155    $ 114,916,200    $  3,180,103    $ 239,956,133
Shares issued as reinvestment
 of dividends                       24,301,715         25,679,811       5,265,802        6,739,902       7,984,632        9,605,012
Shares redeemed                   (230,725,375)    (1,107,047,090)    (39,953,132)     (89,774,421)    (62,218,526)    (159,086,448)
                                 -------------    ---------------    ------------    -------------    ------------    -------------
Net increase (decrease)          $ (76,387,413)   $   440,956,688    $(30,384,175)   $  31,881,681    $(51,053,791)   $  90,474,697
                                 =============    ===============    ============    =============    ============    =============


                                                CLASS I SHARES                 CLASS Q SHARES
                                        -----------------------------    ---------------------------
                                         SIX MONTHS          YEAR        SIX MONTHS         YEAR
                                            ENDED            ENDED          ENDED           ENDED
                                          APRIL 30,       OCTOBER 31,     APRIL 30,      OCTOBER 31,
                                            2003             2002           2003            2002
                                        ------------    -------------    -----------    ------------
ING INTERNATIONAL VALUE FUND
 (NUMBER OF SHARES)
Shares sold                                3,323,928       24,400,308        326,331       3,129,171
Shares issued as reinvestment
 of dividends                                960,472          431,858         55,079          61,189
Shares redeemed                           (3,862,015)      (7,442,390)      (785,899)     (3,233,666)
                                        ------------    -------------    -----------    ------------
Net increase (decrease) in
 shares outstanding                          422,385       17,389,776       (404,489)        (43,306)
                                        ============    =============    ===========    ============
ING INTERNATIONAL VALUE FUND ($)
Shares sold                             $ 33,997,801    $ 311,346,171    $ 3,230,148    $ 40,891,856
Shares issued as reinvestment
 of dividends                              9,787,206        5,411,186        562,357         769,149
Shares redeemed                          (38,872,674)     (88,175,138)    (7,950,043)    (41,911,766)
                                        ------------    -------------    -----------    ------------
Net increase (decrease)                 $  4,912,333    $ 228,582,219    $(4,157,538)   $   (250,761)
                                        ============    =============    ===========    ============


                                               CLASS A SHARES                   CLASS B SHARES
                                        -----------------------------    ---------------------------
                                         SIX MONTHS          YEAR        SIX MONTHS         YEAR
                                            ENDED            ENDED          ENDED           ENDED
                                          APRIL 30,       OCTOBER 31,     APRIL 30,      OCTOBER 31,
                                            2003             2002           2003            2002
                                        ------------    -------------    -----------    ------------
ING WORLDWIDE GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                7,565,006       10,042,589         39,988         130,581
Shares redeemed                           (7,889,449)     (13,104,424)      (395,349)     (1,486,694)
                                        ------------    -------------    -----------    ------------
Net decrease in shares
 outstanding                                (324,443)      (3,061,835)      (355,361)     (1,356,113)
                                        ============    =============    ===========    ============
ING WORLDWIDE GROWTH FUND ($)
Shares sold                             $ 91,414,080    $ 145,141,054    $   541,720    $  2,247,925
Shares redeemed                          (95,537,187)    (192,304,536)    (5,270,967)    (24,337,790)
                                        ------------    -------------    -----------    ------------
Net decrease                            $ (4,123,107)   $ (47,163,482)   $(4,729,247)   $(22,089,865)
                                        ============    =============    ===========    ============

--------------------------------------------------------------------------------

NOTE 10 -- CAPITAL SHARES (CONTINUED)

                                            CLASS C SHARES                  CLASS Q SHARES
                                     ----------------------------    ----------------------------
                                      SIX MONTHS         YEAR         SIX MONTHS         YEAR
                                         ENDED           ENDED           ENDED           ENDED
                                       APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                         2003            2002            2003            2002
                                     ------------    ------------    ------------    ------------
ING WORLDWIDE GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                               385,249         372,981       4,728,203       2,165,766
Shares redeemed                        (1,073,359)     (2,833,697)     (4,662,605)     (2,555,640)
                                     ------------    ------------    ------------    ------------
Net decrease in shares
 outstanding                             (688,110)     (2,460,716)         65,598        (389,874)
                                     ============    ============    ============    ============
ING WORLDWIDE GROWTH FUND ($)
Shares sold                          $  4,557,779    $  5,747,691    $ 66,885,315    $ 35,266,752
Shares redeemed                       (12,761,123)    (41,522,976)    (65,624,942)    (42,294,829)
                                     ------------    ------------    ------------    ------------

Net decrease                         $ (8,203,344)   $(35,775,285)   $  1,260,373    $ (7,028,077)
                                     ============    ============    ============    ============

NOTE 11 -- SECURITIES LENDING

Under an agreement with Brown Brothers Harriman ("BBH"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in Brown Brothers Investment Trust ("BBIT"). The BBIT is a Delaware business trust whose units are not offered for sale to the public, and whose purchasers are qualified purchasers such as registered investment companies ("RICs") in accordance with the provisions of
Section 3(C) of the Investment Company Act of 1940. The standard investment guidelines are modeled after SEC Rule 2a-7. A portion of the income generated by the investment of the collateral, net of any rebates paid by BBH to borrowers, is remitted to BBH as lending agent, and the remainder is paid to the Funds. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. There would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral.

At April 30, 2003, the Funds had securities on loan with the following market values:

     FUND                                               VALUE
     ----                                               -----
     Emerging Countries                             $  9,736,676
     International                                     5,543,048
     International SmallCap Growth                    34,188,460
     International Value                             476,151,512
     Worldwide Growth                                  6,768,620

NOTE 12 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

                                                                         INITIAL                                     PERCENT
                                                                       ACQUISITION                                   OF NET
FUND                               SECURITY                 SHARES         DATE           COST           VALUE       ASSETS
----                               --------                 ------         ----           ----           -----       ------
Emerging Countries   Synnex Technology Intl. Corp. GDR     49,379       12/15/99       $ 321,700      $ 234,550        0.2%
                                                                                       =========      =========        ===

--------------------------------------------------------------------------------

NOTE 13 -- REORGANIZATIONS

On May 17, 2002 and August 2, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 -- Capital Shares. The Adviser and the Funds allocated the cost associated with the Reorganization equally. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                           ACQUIRED FUND
                                                        TOTAL NET          TOTAL NET         UNREALIZED
                                                        ASSETS OF          ASSETS OF       APPRECIATION/
      ACQUIRING                  ACQUIRED             ACQUIRED FUND     ACQUIRING FUND     (DEPRECIATION)
        FUND                       FUND                  (000'S)            (000'S)           (000'S)
        ----                       ----                  -------            -------           -------
Emerging Countries     Asia-Pacific Equity               $10,040           $108,280           $ (4,828)
International          International Core Growth          37,277             48,767              1,524

The net assets of Emerging Countries and International after the acquisitions were approximately $118,319,926 and $86,044,454, respectively.

NOTE 14 -- CONCENTRATION OF RISKS

FOREIGN SECURITIES (ALL FUNDS). Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature govenments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 15 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions for the six months ended April 30, 2003 to shareholders were as follow:

                              ORDINARY        LONG-TERM
                               INCOME       CAPITAL GAINS
                               ------       -------------
     International           $  265,180      $      --
     International Value     25,971,308      37,079,320

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

--------------------------------------------------------------------------------

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at October 31, 2002:

                                    AMOUNT        EXPIRATION DATES
                                    ------        ----------------
      Emerging Countries        $175,770,769         2005 - 2010
      International               35,616,204         2007 - 2010
      International SmallCap
        Growth                   238,103,455         2008 - 2010
      Worldwide Growth           229,162,719         2008 - 2010

NOTE 16 -- SUBSEQUENT EVENT

CHANGE IN FUNDS' AUDITORS PricewaterhouseCoopers, LLP ("PwC") served as independent auditors for the Funds. On May 28, 2003, the Funds' Board dismissed PwC and selected KPMG LLP ("KPMG") as independent auditors for the Funds for the fiscal year ending October 31, 2003 upon the recommendation of the Funds' Audit Committee. During the two most recent fiscal years and through May 28, 2003 there was no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to PwC's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of PwC on the financial statements of the ING Emerging Countries Fund, ING International Fund, ING International SmallCap Growth Fund, ING International Value Fund and ING Worldwide Growth Fund as of and for the periods or years ended October 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

ING
Emerging
Countries
Fund
            PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 85.7%
                     BRAZIL: 10.6%
      35,900    A    Banco Itau Holding Financeira SA ADR        $    1,195,470
      21,800    A    Brasil Telecom Participacoes SA ADR                771,720
      47,075         Cia de Bebidas das Americas ADR                    936,322
     100,400         Cia Energetica de Minas Gerais ADR               1,064,240
       4,200    A    Cia Siderurgica Nacional SA ADR                     96,642
      53,795         Cia Vale do Rio Doce ADR                         1,504,108
      68,783    A    Gerdau SA ADR                                      836,401
     169,395         Petroleo Brasileiro SA - Petrobras ADR           2,898,348
      76,459    A    Tele Norte Leste Participacoes SA ADR              829,580
     358,900   @,A   Telesp Celular Participacoes SA ADR              1,381,765
                                                                 --------------
                     TOTAL BRAZIL                                    11,514,596
                                                                 --------------
                     CHILE: 0.6%
      53,100         Cia de Telecomunicaciones de Chile SA ADR          609,057
                                                                 --------------
                     TOTAL CHILE                                        609,057
                                                                 --------------
                     CHINA: 2.7%
     390,500         Byd Co. Ltd.                                       773,585
   5,156,000         China Petroleum & Chemical Corp.                 1,018,103
   2,916,000         China Telecom Corp. Ltd.                           560,838
     653,000         Huaneng Power Intl., Inc.                          619,588
                                                                 --------------
                     TOTAL CHINA                                      2,972,114
                                                                 --------------
                     CZECH: 0.7%
      34,800         Komercni Banka AS GDR                              793,440
                                                                 --------------
                     TOTAL CZECH                                        793,440
                                                                 --------------
                     HONG KONG: 2.4%
     537,500         China Mobile Ltd.                                1,078,577
     879,000         CNOOC Ltd.                                       1,155,237
   1,066,000         Denway Motors Ltd.                                 355,377
                                                                 --------------
                     TOTAL HONG KONG                                  2,589,191
                                                                 --------------
                     HUNGARY: 1.6%
      82,400         OTP Bank Rt GDR                                  1,778,192
                                                                 --------------
                     TOTAL HUNGARY                                    1,778,192
                                                                 --------------
                     INDIA: 4.6%
       6,100  @,#,X  ABN Amro Bank NV                                   359,551
     240,000         Larsen & Toubro Ltd.                             1,016,876
      92,600         Ranbaxy Laboratories Ltd. GDR                    1,447,338
      91,800    #    Reliance Industries Ltd. GDR                     1,045,602
     355,500    @    Tata Engineering & Locomotive GDR                1,148,265
                                                                 --------------
                     TOTAL INDIA                                      5,017,632
                                                                 --------------
                     INDONESIA: 1.2%
   1,770,346    @    Astra Intl. Tbk PT                                 617,432
   1,380,000         Telekomunikasi Indonesia Tbk PT                    652,332
                                                                 --------------
                     TOTAL INDONESIA                                  1,269,764
                                                                 --------------
                     ISRAEL: 2.9%
      34,000    @    Check Point Software Technologies                  534,820
      55,600    A    Teva Pharmaceutical Industries ADR               2,596,520
                                                                 --------------
                     TOTAL ISRAEL                                     3,131,340
                                                                 --------------
                     LUXEMBOURG: 0.7%
      33,400    @    Tenaris SA ADR                                     784,900
                                                                 --------------
                     TOTAL LUXEMBOURG                                   784,900
                                                                 --------------
                     MALAYSIA: 2.4%
     606,000         Gamuda BHD                                         829,263
     118,800         Genting BHD                                        375,158
     317,800         Malayan Banking BHD                                660,689
   1,215,500         Public Bank BHD                                    767,684
                                                                 --------------
                     TOTAL MALAYSIA                                   2,632,794
                                                                 --------------
                     MEXICO: 8.6%
      90,015         America Movil SA de CV ADR                       1,509,552
      26,350         Cemex SA de CV ADR                                 602,097
      19,430         Fomento Economico Mexicano SA de CV ADR            737,563
      31,050         Grupo Aeroportuario del Sureste SA de CV ADR       397,750
     169,600         Grupo Financiero Banorte SA de CV                  471,789
     914,400    @    Grupo Financiero BBVA Bancomer                     795,169
      31,450    @    Grupo Televisa SA ADR                              954,193
      72,880         Telefonos de Mexico SA de CV ADR                 2,201,705
      15,910         TV Azteca SA de CV ADR                              92,278
     575,800         Wal-Mart de Mexico SA de CV                      1,594,471
                                                                 --------------
                     TOTAL MEXICO                                     9,356,567
                                                                 --------------
                     POLAND: 1.7%
      42,100         Bank Pekao SA GDR                                  921,148
     285,700    @    Telekomunikacja Polska SA GDR                      954,238
                                                                 --------------
                     TOTAL POLAND                                     1,875,386
                                                                 --------------
                     RUSSIA: 5.0%
      22,000    A    LUKOIL ADR                                       1,532,520
      18,400         MMC Norilsk Nickel ADR                             440,312
      25,600         Sibneft ADR                                        596,736
      50,800         Surgutneftegaz ADR                               1,176,550
       9,500    A    YUKOS ADR                                        1,662,500
                                                                 --------------
                     TOTAL RUSSIA                                     5,408,618
                                                                 --------------
                     SOUTH AFRICA: 6.5%
     247,000         ABSA Group Ltd.                                  1,082,872
   1,000,000         FirstRand Ltd.                                     975,771
      39,600         Gold Fields Ltd. ADR                               401,940
      35,000         Harmony Gold Mining Co. Ltd. ADR                   367,500
      19,000         Impala Platinum Holdings Ltd.                      940,038
      67,000         Sappi Ltd.                                         827,797
     103,500         Sasol Ltd.                                       1,122,152
     338,900         Standard Bank Group Ltd.                         1,360,015
                                                                 --------------
                     TOTAL SOUTH AFRICA                               7,078,085
                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
Emerging
Countries
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                     SOUTH KOREA: 16.9%
      48,800         Daishin Securities Co. Ltd.                 $      654,683
      22,580         Hanssem Co. Ltd.                                   220,225
      21,080         Honam Petrochemical Corp.                          530,036
      23,600         Hyundai Motor Co.                                  557,465
      42,871         Kookmin Bank                                     1,203,211
     105,500         Korea Electric Power Corp.                       1,775,700
      14,430    A    KT Corp. ADR                                       292,063
      13,700         KT Corp.                                           562,658
      94,800    #    KT&G Corp. GDR                                     715,740
      31,890         LG Chem Ltd.                                     1,057,751
      18,670         LG Electronics, Inc.                               643,846
      15,040         POSCO                                            1,268,807
      16,810         Samsung Electronics Co. Ltd.                     4,219,794
      19,600         Samsung Fire & Marine Insurance Co. Ltd.           967,901
     236,100         Samsung Heavy Industries Co. Ltd.                1,045,447
       2,950         Shinsegae Co. Ltd.                                 352,058
      10,000         Sindo Ricoh Co. Ltd.                               557,202
      12,190         SK Telecom Co. Ltd.                              1,695,564
                                                                 --------------
                     TOTAL SOUTH KOREA                               18,320,151
                                                                 --------------
                     TAIWAN: 10.2%
     209,323         Asustek Computer, Inc. GDR                         416,553
      25,300         Asustek Computer, Inc.                              49,352
   1,230,000    @    Chinatrust Financial Holding Co.                   959,725
   1,231,200         Compal Electronics, Inc.                         1,327,972
   2,454,000    @    Eva Airways Corp.                                  753,236
   1,598,000         Fubon Financial Holding Co. Ltd.                 1,091,004
      70,050         HON HAI Precision Industry                         219,032
     167,807    #    HON HAI Precision Industry GDR                   1,082,355
   1,278,000         Nan Ya Plastic Corp.                             1,107,160
     669,600         Synnex Technology Intl. Corp.                      787,539
      49,379    I    Synnex Technology Intl. Corp. GDR                  234,550
      33,731    @    Taiwan Semiconductor Manufacturing Co.
                       Ltd. ADR                                         282,328
   2,000,456    @    Taiwan Semiconductor Manufacturing Co. Ltd.      2,743,023
                                                                 --------------
                     TOTAL TAIWAN                                    11,053,829
                                                                 --------------
                     THAILAND: 2.7%
   1,850,000    X    Bangkok Expressway PCL                             642,990
     167,500    X    BEC World PLC                                      804,875
     457,500    @    Kasikornbank PCL                                   386,853
   3,925,100         Land & House Pub Co. Ltd.                          704,998
   1,302,000    @    National Finance PCL                               376,599
                                                                 --------------
                     TOTAL THAILAND                                   2,916,315
                                                                 --------------
                     TURKEY: 1.0%
 190,000,000         Akbank TAS                                         673,372
  72,000,000         Turkcell Iletisim Hizmet AS                        432,184
                                                                 --------------
                     TOTAL TURKEY                                     1,105,556
                                                                 --------------
                     UNITED KINGDOM: 2.6%
     197,000         Anglo American PLC                               2,821,103
                                                                 --------------
                     TOTAL UNITED KINGDOM                             2,821,103
                                                                 --------------
                     Total Common Stock (Cost $81,704,681)           93,028,630
                                                                 --------------
PREFERRED STOCK: 2.0%
                     SOUTH KOREA: 0.3%
      17,990         Samsung Electronics Co. Ltd.                     2,206,181
                                                                 --------------
                     TOTAL SOUTH KOREA                                2,206,181
                                                                 --------------
                     Total Preferred Stock (Cost $2,474,936)          2,206,181
                                                                 --------------
 WARRANTS: 0.3%
                     SOUTH KOREA: 0.3%
       8,300   @,X   Merrill Lynch Intl. Exp. 08/26/05                  340,797
                                                                 --------------
                     TOTAL SOUTH KOREA                                  340,797
                                                                 --------------
                     Total Warrants (Cost $324,577)                     340,797
                                                                 --------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $84,504,194)*               88.0%   $   95,575,608
                     OTHER ASSETS AND LIABILITIES-NET    12.0        13,064,966
                                                        -----    --------------
                     NET ASSETS                         100.0%   $  108,640,574
                                                        =====    ==============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
PLC  Public Limited Company
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Directors.
X Fair Value as determined by ING Valuation Committee appointed by the Fund's Board of Directors.
A    Loaned security, a portion or all of the security is on loan at April 30,
     2003.
I    Illiquid Security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation               $   16,994,330
                     Gross Unrealized Depreciation                   (5,922,917)
                                                                 --------------
                     Net Unrealized Appreciation                 $   11,071,414
                                                                 ==============

                 See Accompanying Notes to Financial Statements

ING
Emerging
Countries
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Agriculture                                                              0.7%
Airlines                                                                 0.7%
Auto Manufacturers                                                       1.9%
Banks                                                                   11.7%
Beverages                                                                1.5%
Building Materials                                                       0.6%
Chemicals                                                                3.4%
Commercial Services                                                      0.7%
Computers                                                                3.4%
Diversified Financial Services                                           3.1%
Electric                                                                 3.2%
Electrical Components & Equipment                                        7.2%
Electronics                                                              0.4%
Engineering & Construction                                               1.1%
Forest Products & Paper                                                  0.8%
Holding Companies-Diversified                                            0.9%
Home Builders                                                            0.6%
Home Furnishings                                                         0.2%
Insurance                                                                0.9%
Internet                                                                 0.5%
Iron/Steel                                                               2.0%
Lodging                                                                  0.3%
Media                                                                    1.7%
Mining                                                                   6.0%
Office/Business Equipment                                                0.5%
Oil & Gas                                                               10.3%
Oil & Gas Services                                                       0.7%
Pharmaceuticals                                                          3.7%
Retail                                                                   2.4%
Semiconductors                                                           2.8%
Shipbuilding                                                             1.0%
Software                                                                 0.3%
Telecommunications                                                      12.8%
Other Assets and Liabilities, Net                                       12.0%
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

                 See Accompanying Notes to Financial Statements

ING
International
Fund
            PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 82.9%
                     AUSTRALIA: 1.4%
     206,000         QBE Insurance Group Ltd.                    $    1,100,493
                                                                 --------------
                     TOTAL AUSTRALIA                                  1,100,493
                                                                 --------------
                     CANADA: 2.8%
      39,703         EnCana Corp.                                     1,302,350
     128,000    @    Kinross Gold Corp.                                 789,628
                                                                 --------------
                     TOTAL CANADA                                     2,091,978
                                                                 --------------
                     DENMARK: 2.5%
      39,000         Danske Bank A/S                                    750,378
       7,800         Novo-Nordisk A/S ADR                               283,140
       8,100         Novo-Nordisk A/S                                   293,432
      22,100         TDC A/S                                            549,788
                                                                 --------------
                     TOTAL DENMARK                                    1,876,738
                                                                 --------------
                     FINLAND: 2.7%
      18,000         Nokia OYJ ADR                                      298,260
      55,200         Nokia OYJ                                          933,905
      54,200         UPM-Kymmene OYJ                                    792,382
                                                                 --------------
                     TOTAL FINLAND                                    2,024,547
                                                                 --------------
                     FRANCE: 8.5%
      10,850         Aventis SA                                         551,062
      56,000         AXA                                                850,571
      18,950    A    Carrefour SA                                       824,145
      13,100         Pechiney SA                                        377,917
      23,700    A    Schneider Electric SA                            1,121,975
      14,000         Societe Generale                                   856,195
       2,539         Total SA                                           332,939
      17,700         Total SA ADR                                     1,162,890
      14,400         Valeo SA                                           412,527
                                                                 --------------
                     TOTAL FRANCE                                     6,490,221
                                                                 --------------
                     GERMANY: 4.0%
      29,939         Deutsche Bank AG                                 1,548,309
      20,200         Deutsche Boerse AG                                 946,814
      77,000    @    Infineon Technologies AG                           571,448
                                                                 --------------
                     TOTAL GERMANY                                    3,066,571
                                                                 --------------
                     GREECE: 0.6%
      51,500         Greek Organization of Football
                       Prognostics SA                                   470,137
                                                                 --------------
                     TOTAL GREECE                                       470,137
                                                                 --------------
                     IRELAND: 2.3%
      91,800         Irish Life & Permanent PLC                       1,046,002
     108,210    @    Ryanair Holdings PLC                               740,170
                                                                 --------------
                     TOTAL IRELAND                                    1,786,172
                                                                 --------------
                     ISRAEL: 1.6%
      26,800         Teva Pharmaceutical Industries ADR               1,251,560
                                                                 --------------
                     TOTAL ISRAEL                                     1,251,560
                                                                 --------------
                     ITALY: 2.0%
     295,200    A    Banca Fideuram S.p.A.                            1,558,266
                                                                 --------------
                     TOTAL ITALY                                      1,558,266
                                                                 --------------
                     JAPAN: 13.1%
      30,800         FamilyMart Co. Ltd.                                587,540
      34,800         Fanuc Ltd.                                       1,423,981
      60,000         JGC Corp.                                          422,606
      51,000         Kao Corp.                                          930,111
       3,500         Mabuchi Motor Co. Ltd.                             261,488
      57,600         Marui Co. Ltd.                                     479,598
     119,000         Nikko Cordial Corp.                                319,302
      95,000         Nomura Holdings, Inc.                              940,760
         540         NTT DoCoMo, Inc.                                 1,113,869
      14,400    A    Otsuka Kagu Ltd.                                   319,973
      51,000         Sekisui House Ltd.                                 374,610
      47,500         Shimano, Inc.                                      753,962
      31,100         Sony Corp.                                         756,247
       8,500         Tokyo Electron Ltd.                                318,590
      44,000         Toyota Motor Corp.                                 996,143
                                                                 --------------
                     TOTAL JAPAN                                      9,998,780
                                                                 --------------
                     MEXICO: 2.4%
     183,900         Cemex SA de CV                                     833,554
      33,300         Telefonos de Mexico SA de CV ADR                 1,005,993
                                                                 --------------
                     TOTAL MEXICO                                     1,839,547
                                                                 --------------
                     NETHERLANDS: 4.7%
     107,432         Aegon NV                                         1,092,235
      21,300         Koninklijke Philips Electronics NV ADR             397,884
      34,876         Koninklijke Philips Electronics NV                 648,823
      35,990         Royal Dutch Petroleum Co.                        1,471,372
                                                                 --------------
                     TOTAL NETHERLANDS                                3,610,314
                                                                 --------------
                     NEW ZEALAND: 1.4%
     405,900         Telecom Corp. of New Zealand Ltd.                1,087,522
                                                                 --------------
                     TOTAL NEW ZEALAND                                1,087,522
                                                                 --------------
                     NORWAY: 0.5%
      73,700         Tomra Systems ASA                                  348,605
                                                                 --------------
                     TOTAL NORWAY                                       348,605
                                                                 --------------
                     RUSSIA: 1.3%
       5,600    A    YUKOS ADR                                          980,000
                                                                 --------------
                     TOTAL RUSSIA                                       980,000
                                                                 --------------
                     SINGAPORE: 0.9%
     116,000         United Overseas Bank Ltd.                          679,432
                                                                 --------------
                     TOTAL SINGAPORE                                    679,432
                                                                 --------------
                     SOUTH AFRICA: 0.9%
      65,600         Gold Fields Ltd. ADR                               665,840
                                                                 --------------
                     TOTAL SOUTH AFRICA                                 665,840
                                                                 --------------
                     SPAIN: 1.5%
     100,300         Telefonica SA                                    1,109,274
                                                                 --------------
                     TOTAL SPAIN                                      1,109,274
                                                                 --------------
                     SWEDEN: 2.4%
      32,700         Atlas Copco AB                                     739,575
      55,180    A    ForeningsSparbanken AB                             748,803
      40,800    A    Swedish Match AB                                   301,771
                                                                 --------------
                     TOTAL SWEDEN                                     1,790,149
                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
International
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                     SWITZERLAND: 7.7%
       1,510         Julius Baer Holding AG                      $      317,297
       8,165         Nestle SA                                        1,664,545
      24,680         Novartis AG ADR                                    974,366
      16,900         Novartis AG                                        666,630
      23,450         Roche Holding AG                                 1,492,100
      15,100         UBS AG                                             716,423
                                                                 --------------
                     TOTAL SWITZERLAND                                5,831,361
                                                                 --------------
                     TAIWAN: 0.7%
      58,300    @    Taiwan Semiconductor Manufacturing Co.
                       Ltd. ADR                                         487,971
                                                                 --------------
                     TOTAL TAIWAN                                       487,971
                                                                 --------------
                     UNITED KINGDOM: 16.1%
       2,700         Amvescap PLC ADR                                    29,997
     222,200         Amvescap PLC                                     1,207,446
     239,600         BP PLC                                           1,518,360
     153,400    @    British Sky Broadcasting PLC                     1,589,938
      33,700         Diageo PLC                                         373,796
       8,100         GlaxoSmithKline PLC ADR                            328,212
      68,225         GlaxoSmithKline PLC                              1,367,369
      10,000         HSBC Holdings PLC ADR                              546,900
      46,500         Imperial Tobacco Group PLC                         778,116
     581,500         Legal & General Group PLC                          720,271
      60,800         Pearson PLC                                        506,760
      59,600         Provident Financial PLC                            546,768
      36,300         Rio Tinto PLC                                      693,877
       7,400         Rio Tinto PLC ADR                                  567,580
     745,373         Vodafone Group PLC                               1,471,246
                                                                 --------------
                     TOTAL UNITED KINGDOM                            12,246,636
                                                                 --------------
                     UNITED STATES: 0.9%
      16,000         Schlumberger Ltd.                                  670,880
                                                                 --------------
                     TOTAL UNITED STATES                                670,880
                                                                 --------------
                     Total Common Stock (Cost $66,676,206)           63,062,994
                                                                 --------------
MUTUAL FUND: 7.2%
                     UNITED STATES: 7.2%
       7,100         iShares MSCI EAFE Index Fund                       708,651
     129,100         iShares MSCI United Kingdom Index Fund           1,590,512
      65,300   A     iShares S&P Europe 350 Index Fund                3,199,047
                                                                 --------------
                     TOTAL UNITED STATES                              5,498,210
                                                                 --------------
                     Total Mutual Fund (Cost $5,152,423)              5,498,210
                                                                 --------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $71,828,629)*               90.1%   $   68,561,204
                     OTHER ASSETS AND LIABILITIES-NET     9.9         7,496,443
                                                        -----    --------------
                     NET ASSETS                         100.0%   $   76,057,647
                                                        =====    ==============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
PLC  Public Limited Company
A Loaned security, a portion or all of the security is on loan at April 30, 2003.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation               $    4,096,805
                     Gross Unrealized Depreciation                   (7,364,230)
                                                                 --------------
                     Net Unrealized Depreciation                 $   (3,267,425)
                                                                 ==============

                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Agriculture                                                             1.4%
Airlines                                                                1.0%
Auto Manufacturers                                                      1.3%
Auto Parts & Equipment                                                  0.5%
Banks                                                                   8.1%
Beverages                                                               0.5%
Building Materials                                                      1.1%
Cosmetics/Personal Care                                                 1.2%
Diversified Financial Services                                          8.7%
Electronics                                                             3.6%
Engineering & Construction                                              0.5%
Entertainment                                                           0.6%
Environmental Control                                                   0.5%
Equity Fund                                                             7.2%
Food                                                                    3.3%
Forest Products & Paper                                                 1.0%
Hand/Machine Tools                                                      1.5%
Home Builders                                                           0.5%
Home Furnishings                                                        1.0%
Insurance                                                               4.9%
Leisure Time                                                            1.0%
Machinery-Construction & Mining                                         1.0%
Media                                                                   2.8%
Mining                                                                  4.1%
Oil & Gas                                                               8.9%
Oil & Gas Services                                                      0.9%
Pharmaceuticals                                                         9.5%
Retail                                                                  1.8%
Semiconductors                                                          1.8%
Telecommunications                                                      9.9%
Other Assets and Liabilities, Net                                       9.9%
                                                                      -----
NET ASSETS                                                            100.0%
                                                                      =====

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund
            PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 90.6%
                     AUSTRIA: 1.3%
      31,000         Erste Bank der Oesterreichischen
                       Sparkassen AG                             $    2,452,856
      10,000         OMV AG                                           1,200,816
                                                                 --------------
                     TOTAL AUSTRIA                                    3,653,672
                                                                 --------------
                     BELGIUM: 0.9%
      22,400         Colruyt SA                                       1,463,656
      37,300    @    Mobistar SA                                      1,215,503
                                                                 --------------
                     TOTAL BELGIUM                                    2,679,159
                                                                 --------------
                     BERMUDA: 0.6%
     179,000         Frontline Ltd.                                   1,892,881
                                                                 --------------
                     TOTAL BERMUDA                                    1,892,881
                                                                 --------------
                     BRAZIL: 0.7%
 221,500,000         Cia Paranaense de Energia                          525,151
     131,300         Cia Paranaense de Energia ADR                      425,412
      98,000         Empresa Brasileira de Aeronautica SA ADR         1,359,260
                                                                 --------------
                     TOTAL BRAZIL                                     2,309,823
                                                                 --------------
                     CANADA: 11.7%
     178,100         Abitibi-Consolidated, Inc.                       1,247,668
      91,000   @,A   Ballard Power Systems, Inc.                        931,931
      26,400    @    Bonavista Petroleum Ltd.                           618,319
     350,300    @    Canadian 88 Energy Corp.                           529,870
     181,200    @    Cequel Energy, Inc.                                795,734
     176,500    @    Compton Petroleum Corp.                            658,215
     103,800   @,A   Cott Corp.                                       1,904,730
     101,400         Dofasco, Inc.                                    1,939,506
     111,400         Finning Intl., Inc.                              2,189,795
      88,500    @    Industrial-Alliance Life Insurance Co.           2,304,109
     158,400         IPSCO, Inc.                                      1,324,969
     128,300    @    Ketch Resources Ltd.                               532,124
     201,600    @    Kingsway Financial Services, Inc.                2,318,695
      74,700    @    Masonite Intl. Corp.                             1,273,118
     110,600         Molson, Inc.                                     2,544,124
     133,700    @    Olympia Energy, Inc.                               343,896
      85,500    @    Precision Drilling Corp.                         2,939,490
     120,100    @    Progress Energy Ltd.                               728,335
     215,300    @    RONA, Inc.                                       2,366,709
      94,100         Saputo, Inc.                                     1,656,228
     235,800         Teck Cominco Ltd.                                1,686,399
     133,600    @    Tesco Corp.                                      1,415,530
     127,200    @    Thunder Energy, Inc.                               558,595
      99,400    @    Westjet Airlines Ltd.                            1,143,246
                                                                 --------------
                     TOTAL CANADA                                    33,951,335
                                                                 --------------
                     CHINA: 0.6%
     821,000         Byd Co. Ltd.                                     1,626,410
                                                                 --------------
                     TOTAL CHINA                                      1,626,410
                                                                 --------------
                     DENMARK: 1.9%
      19,700    A    Coloplast A/S                                    1,456,923
      66,200         Danisco A/S                                      2,418,074
      50,000    @    Jyske Bank                                       1,630,929
                                                                 --------------
                     TOTAL DENMARK                                    5,505,926
                                                                 --------------
                     FINLAND: 0.8%
     335,200         Sampo OYJ                                        2,431,541
                                                                 --------------
                     TOTAL FINLAND                                    2,431,541
                                                                 --------------
                     FRANCE: 6.0%
      39,600    @    Business Objects SA ADR                            860,508
      43,000   @,A   Cap Gemini SA                                    1,337,905
      60,300         Cie Generale D'Optique Essilor
                       International SA                               2,469,046
      40,200         CNP Assurances                                   1,615,972
      56,000    A    Dassault Systemes SA                             1,618,021
     235,500    @    JC Decaux SA                                     2,273,376
      47,400    A    Pechiney SA                                      1,367,424
      51,500         Thales SA                                        1,377,652
      31,200         Unibail                                          2,087,411
      38,600         Vinci SA                                         2,513,578
                                                                 --------------
                     TOTAL FRANCE                                    17,520,893
                                                                 --------------
                     GERMANY: 3.9%
      80,000         Continental AG                                   1,431,158
      56,000         Deutsche Boerse AG                               2,624,832
      50,000    A    Medion AG                                        1,868,742
      54,900    A    Schwarz Pharma AG                                2,389,468
      80,000    @    SGL Carbon AG                                    1,192,781
      35,000         Stada Arzneimittel AG                            1,831,914
                                                                 --------------
                     TOTAL GERMANY                                   11,338,895
                                                                 --------------
                     GREECE: 0.4%
      78,600         Coca Cola Hellenic Bottling Co. SA               1,149,101
                                                                 --------------
                     TOTAL GREECE                                     1,149,101
                                                                 --------------
                     HONG KONG: 0.5%
   1,134,000         Cathay Pacific Airways Ltd.                      1,366,782
                                                                 --------------
                     TOTAL HONG KONG                                  1,366,782
                                                                 --------------
                     INDIA: 1.1%
      75,900         Comfort Intech Ltd.                              1,082,110
      58,260         Ranbaxy Laboratories Ltd. GDR                      910,604
     159,400    A    Satyam Computer Services Ltd. ADR                1,227,380
                                                                 --------------
                     TOTAL INDIA                                      3,220,094
                                                                 --------------
                     IRELAND: 2.4%
     586,000         Anglo Irish Bank Corp. PLC                       4,407,798
     200,000         Greencore Group PLC                                613,800
     165,100         Irish Life & Permanent PLC                       1,893,275
                                                                 --------------
                     TOTAL IRELAND                                    6,914,873
                                                                 --------------
                     ISRAEL: 0.8%
      50,000    @    Taro Pharmaceuticals Industries                  2,288,000
                                                                 --------------
                     TOTAL ISRAEL                                     2,288,000
                                                                 --------------
                     ITALY: 2.6%
     254,200    A    Banco Popolare di Verona e Novara Scrl           3,452,473
     184,800    A    Italcementi S.p.A.                               1,930,376
     289,100    A    Saipem S.p.A.                                    2,016,473
                                                                 --------------
                     TOTAL ITALY                                      7,399,322
                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                     JAPAN: 13.6%
     548,000    A    Bank of Yokohama Ltd.                       $    1,934,496
      94,000    A    Capcom Co. Ltd.                                    750,361
      25,000         Eneserve Corp.                                     876,237
       8,700         Funai Electric Co. Ltd.                            875,398
      23,000         Hogy Medical Co. Ltd.                              973,923
     190,000    A    JSR Corp.                                        1,981,888
     300,000    A    Keihin Electric Express Railway Co. Ltd.         1,436,358
     828,000         Komatsu Ltd.                                     3,158,980
     181,000    A    Konica Corp.                                     1,655,802
      57,700         Kose Corp.                                       1,828,828
     900,000         Mitsui Mining & Smelting Co. Ltd.                2,362,066
      46,300         Nichii Gakkan Co.                                2,360,423
      40,500    A    Nidec Corp.                                      2,139,443
     221,000         Nippon Electric Glass Co. Ltd.                   2,420,141
      77,400         Nitto Denko Corp.                                2,226,077
     770,000         NSK Ltd.                                         2,053,161
      57,600         Pioneer Corp.                                    1,154,318
     344,000    A    Shizuoka Bank Ltd.                               2,272,950
     129,000    A    THK Co. Ltd.                                     1,189,837
     522,000         Toho Gas Co. Ltd.                                1,448,784
     300,000         TonenGeneral Sekiyu KK                           1,906,758
       1,106    @    UMC Japan                                          871,742
      38,500         Uni-Charm Corp.                                  1,533,414
                                                                 --------------
                     TOTAL JAPAN                                     39,411,385
                                                                 --------------
                     LUXEMBOURG: 0.4%
      48,349    @    Tenaris SA ADR                                   1,136,202
      35,125    @    Tenaris SA                                          82,267
                                                                 --------------
                     TOTAL LUXEMBOURG                                 1,218,469
                                                                 --------------
                     NETHERLANDS: 1.9%
      90,900         Euronext NV                                      2,008,599
      35,000         Fugro NV                                         1,419,831
      32,200    A    IHC Caland NV                                    1,662,003
      10,981         Rodamco Europe NV                                  533,696
                                                                 --------------
                     TOTAL NETHERLANDS                                5,624,129
                                                                 --------------
                     NORWAY: 1.0%
      57,300    A    Gjensidige NOR ASA                               1,985,660
      47,800         ProSafe ASA                                        806,025
                                                                 --------------
                     TOTAL NORWAY                                     2,791,685
                                                                 --------------
                     PORTUGAL: 0.9%
     475,200         Brisa-Auto Estradas de Portugal SA               2,561,461
                                                                 --------------
                     TOTAL PORTUGAL                                   2,561,461
                                                                 --------------
                     RUSSIA: 0.4%
      26,000   @,A   Vimpel-Communications ADR                        1,036,360
                                                                 --------------
                     TOTAL RUSSIA                                     1,036,360
                                                                 --------------
                     SINGAPORE: 0.5%
   2,000,000         Singapore Exchange Ltd.                          1,374,183
                                                                 --------------
                     TOTAL SINGAPORE                                  1,374,183
                                                                 --------------
                     SOUTH AFRICA: 0.5%
     365,000    @    Telkom SA Ltd.                                   1,579,628
                                                                 --------------
                     TOTAL SOUTH AFRICA                               1,579,628
                                                                 --------------
                     SOUTH KOREA: 2.9%
      23,170         Kumgang Korea Chemical Co. Ltd.                  1,973,741
      15,600         LG Home Shopping, Inc.                             887,210
      45,680         Samsung Electro-Mechanics Co. Ltd.               1,347,842
      18,600         Samsung SDI Co. Ltd.                             1,163,457
       9,000         Shinsegae Co. Ltd.                               1,074,074
     108,520         SK Corp.                                           893,169
      55,000         You Eal Electronics Co. Ltd.                     1,050,206
                                                                 --------------
                     TOTAL SOUTH KOREA                                8,389,699
                                                                 --------------
                     SPAIN: 6.8%
      49,300         Acciona SA                                       2,365,808
     200,000    A    ACESA Infraestructuras SA                        2,600,280
      89,600    A    ACS Actividades Cons y Serv                      3,374,785
      71,600         Altadis SA                                       1,845,819
      65,500    A    Bankinter SA                                     2,000,692
     372,300         Corp. Mapfre SA                                  3,490,089
     205,300         Ebro Puleva SA                                   1,789,387
     200,100         Red Electrica de Espana                          2,378,268
                                                                 --------------
                     TOTAL SPAIN                                     19,845,128
                                                                 --------------
                     SWEDEN: 3.2%
      73,000         Autoliv, Inc.                                    1,784,907
      50,000         Billerud AB                                        663,227
     229,600    @    Elekta AB                                        2,498,185
      88,000         Gambro AB                                          497,035
      53,300    A    SKF AB                                           1,544,323
     309,200    A    Swedish Match AB                                 2,286,954
                                                                 --------------
                     TOTAL SWEDEN                                     9,274,631
                                                                 --------------
                     SWITZERLAND: 4.0%
      42,800    @    Actelion Ltd.                                    2,740,677
      48,500         Converium Holding AG                             2,190,242
      39,800    @    Logitech International SA                        1,467,227
      45,430    @    Saurer AG                                        1,187,417
       6,800         SGS Societe Generale Surveillance
                       Holdings SA                                    2,378,972
      25,000    @    Swiss Life Holding                               1,563,076
                                                                 --------------
                     TOTAL SWITZERLAND                               11,527,611
                                                                 --------------
                     TAIWAN: 0.7%
     923,000         Benq Corp.                                         937,298
   2,143,000    @    Siliconware Precision Industries Co.             1,014,329
                                                                 --------------
                     TOTAL TAIWAN                                     1,951,627
                                                                 --------------
                     UNITED KINGDOM: 16.5%
     300,000    @    Acambis PLC                                      1,359,312
     281,156         Amvescap PLC                                     1,527,816
     300,000         Arriva PLC                                       1,536,717
     392,100         Cattles PLC                                      1,983,423
     208,300         Close Brothers Group PLC                         1,756,129
      51,700         Cobham PLC                                         946,108
     100,000         CP Ships Ltd.                                    1,460,337
     498,900    @    easyJet PLC                                      1,507,023
     194,500         Exel PLC                                         1,865,158
   1,654,800         Friends Provident PLC                            2,598,500
     587,500         GKN PLC                                          1,934,282
     612,951         John Wood Group PLC                              1,525,803
     410,200         Kelda Group PLC                                  2,697,803
     501,000         Kidde PLC                                          576,521
     215,800         Man Group PLC                                    3,638,720
     256,200         Northern Rock PLC                                2,929,770

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                     UNITED KINGDOM (CONTINUED)
     728,200         Peninsular and Oriental Steam
                     Navigation Co.                              $    2,246,222
     233,800         Schroders PLC                                    2,270,985
     253,952         Severn Trent PLC                                 2,902,033
     300,000         SIG PLC                                          1,112,382
   1,149,600         Signet Group PLC                                 1,543,372
   2,463,800    @    Skyepharma PLC                                   1,949,195
     303,500         Smith & Nephew PLC                               2,023,950
     195,900         Smiths Group PLC                                 2,094,620
     510,100         Taylor Woodrow PLC                               1,597,924
      83,980    @    Tullow Oil PLC                                      93,284
                                                                 --------------
                     TOTAL UNITED KINGDOM                            47,677,389
                                                                 --------------
                     UNITED STATES: 1.1%
     311,300    @    Ultra Petroleum Corp.                            3,113,000
                                                                 --------------
                     TOTAL UNITED STATES                              3,113,000
                                                                 --------------
                     Total Common Stock (Cost $244,068,534)         262,625,092
                                                                 --------------
PREFERRED STOCK: 2.0%
                     BRAZIL: 0.4%
 317,300,000         Cia Paranaense de Energia                        1,050,335
                                                                 --------------
                     TOTAL BRAZIL                                     1,050,335
                                                                 --------------
                     GERMANY: 1.6%
      27,500    A    Henkel KGaA                                      1,785,544
      38,000         Wella AG                                         2,841,336
                                                                 --------------
                     TOTAL GERMANY                                    4,626,880
                                                                 --------------
                     Total Preferred Stock (Cost $4,757,883)          5,677,215
                                                                 --------------

Contracts                                                            Value
--------------------------------------------------------------------------------
OPTIONS: 0.0%
                     HONG KONG: 0.0%
       4,330    X    USD Call/HKD Put, 7.820 Strike,
                       expires 10/07/03                                   6,170
                                                                 --------------
                     TOTAL HONG KONG                                      6,170
                                                                 --------------
                     Total Options (Cost $24,681)                         6,170
                                                                 --------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $248,851,098)*              92.6%   $  268,308,477
                     OTHER ASSETS AND LIABILITIES-NET     7.4        21,370,636
                                                        -----    --------------
                     NET ASSETS                         100.0%   $  289,679,113
                                                        =====    ==============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
PLC  Public Limited Company
X Fair Value as determined by ING Valuation Committee as appointed by the Fund's Board of Directors.
A Loaned security, a portion or all of the security is on loan at April 30, 2003.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation               $   30,258,642
                     Gross Unrealized Depreciation                  (10,801,263)
                                                                 --------------
                     Net Unrealized Appreciation                 $   19,457,379
                                                                 ==============

                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Advertising                                                              0.8%
Aerospace/Defense                                                        1.3%
Agriculture                                                              1.4%
Airlines                                                                 1.4%
Auto Parts & Equipment                                                   1.8%
Banks                                                                    7.3%
Beverages                                                                1.9%
Building Materials                                                       1.5%
Chemicals                                                                2.5%
Closed-end Funds                                                         0.2%
Commercial                                                               4.2%
Services Computers                                                       1.3%
Cosmetics/Personal Care                                                  2.1%
Distribution/Wholesale                                                   0.7%
Diversified Financial Services                                           8.5%
Electric                                                                 1.5%
Electrical Components & Equipment                                        1.2%
Electronics                                                              1.7%
Energy-Alternate Sources                                                 0.3%
Engineering & Construction                                               2.9%
Food                                                                     2.7%
Forest Products & Paper                                                  0.7%
Gas                                                                      0.5%
Hand/Machine Tools                                                       1.9%
Healthcare-Product                                                       3.4%
Home Builders                                                            0.6%
Home Furnishings                                                         0.4%
Household Products/Wares                                                 0.6%
Insurance                                                                5.6%
Iron/Steel                                                               1.1%
Machinery-Construction & Mining                                          1.1%
Machinery-Diversified                                                    0.4%
Metal Fabricate/Hardware                                                 1.2%
Mining                                                                   1.9%
Miscellaneous Manufacturing                                              1.3%
Oil & Gas                                                                5.1%
Oil & Gas Services                                                       2.9%
Pharmaceuticals                                                          4.6%
Real Estate                                                              0.7%
Retail                                                                   2.0%
Semiconductors                                                           0.7%
Software                                                                 1.5%
Telecommunications                                                       1.7%
Transportation                                                           3.6%
Water                                                                    1.9%
Other Assets and Liabilities, Net                                        7.4%
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

                 See Accompanying Notes to Financial Statements

ING
International
Value
Fund
            PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 97.7%
                     BERMUDA: 2.1%
   3,465,070         Tyco Intl. Ltd.                             $   54,055,092
                                                                 --------------
                     TOTAL BERMUDA                                   54,055,092
                                                                 --------------
                     BRAZIL: 6.8%
     960,480    A    Banco Bradesco SA/Brazil ADR                    19,785,888
  10,027,700         Centrais Eletricas Brasileiras SA ADR           38,408,097
   3,094,300         Petroleo Brasileiro SA -- Petrobras ADR         52,943,473
   2,532,786    A    Tele Norte Leste Participacoes SA ADR           27,480,728
   1,208,600         Telecomunicacoes Brasileiras SA ADR             31,399,428
                                                                 --------------
                     TOTAL BRAZIL                                   170,017,614
                                                                 --------------
                     CANADA: 1.9%
  18,105,392   @,A   Nortel Networks Corp.                           46,711,911
                                                                 --------------
                     TOTAL CANADA                                    46,711,911
                                                                 --------------
                     FRANCE: 5.0%
   8,288,100    A    Alcatel SA                                      67,891,474
   1,485,000    A    Alstom                                           3,016,213
   1,463,100    A    Michelin (C.G.D.E.)                             54,127,970
                                                                 --------------
                     TOTAL FRANCE                                   125,035,657
                                                                 --------------
                     GERMANY: 7.3%
     805,500    A    BASF AG                                         35,930,552
   1,644,800    A    Bayerische Hypo-und Vereinsbank AG              21,898,670
   5,377,300    A    Deutsche Telekom AG                             71,892,780
   1,124,988    A    E.ON AG                                         53,847,821
                                                                 --------------
                     TOTAL GERMANY                                  183,569,823
                                                                 --------------
                     HONG KONG: 1.7%
   3,160,236         Jardine Matheson Holdings Ltd.                  17,855,333
   6,146,000         Swire Pacific Ltd.                              24,271,777
                                                                 --------------
                     TOTAL HONG KONG                                 42,127,110
                                                                 --------------
                     ITALY: 3.0%
  19,093,700    A    Banca Intesa S.p.A.                             49,435,881
   3,129,200    A    Telecom Italia S.p.A.                           25,562,810
                                                                 --------------
                     TOTAL ITALY                                     74,998,691
                                                                 --------------
                     JAPAN: 20.5%
     654,000         Daiichi Pharmaceutical Co. Ltd.                  8,280,563
   5,540,000         Daiwa House Industry Co. Ltd.                   33,446,252
   9,186,700         Hitachi Ltd.                                    30,658,281
       6,438         Japan Tobacco, Inc.                             37,518,112
   9,584,000         Komatsu Ltd.                                    36,564,816
   6,456,000         Matsushita Electric Industrial Co. Ltd.         51,427,134
       1,762         Millea Holdings, Inc.                           11,435,418
  10,636,000         Mitsubishi Heavy Industries Ltd.                23,633,574
      10,207         Mitsubishi Tokyo Financial Group, Inc.          34,576,790
  12,161,000    A    Nippon Oil Corp.                                48,435,980
      13,125         Nippon Telegraph & Telephone Corp.              46,002,432
   1,049,000         Ono Pharmaceutical Co. Ltd.                     31,313,433
   3,822,000         Sankyo Co. Ltd.                                 55,378,300
      11,494    A    Sumitomo Mitsui Financial Group, Inc.           18,022,623
   1,362,000         TDK Corp.                                       47,280,563
                                                                 --------------
                     TOTAL JAPAN                                    513,974,271
                                                                 --------------
                     MEXICO: 2.6%
   1,275,060         America Movil SA de CV ADR                      21,382,756
   1,471,160         Telefonos de Mexico SA de CV ADR                44,443,744
                                                                 --------------
                     TOTAL MEXICO                                    65,826,500
                                                                 --------------
                     NETHERLANDS: 1.4%
     945,000         Akzo Nobel NV                                   21,008,030
     350,000    A    European Aeronautic Defense and Space Co.        3,253,698
   2,287,000         Koninklijke Ahold NV                            10,464,397
                                                                 --------------
                     TOTAL NETHERLANDS                               34,726,125
                                                                 --------------
                     NEW ZEALAND: 2.0%
  19,086,427    A    Telecom Corp. of New Zealand Ltd.               51,138,006
                                                                 --------------
                     TOTAL NEW ZEALAND                               51,138,006
                                                                 --------------
                     PORTUGAL: 1.9%
   6,709,676         Portugal Telecom SGPS SA                        47,998,070
                                                                 --------------
                     TOTAL PORTUGAL                                  47,998,070
                                                                 --------------
                     RUSSIA: 1.3%
     477,800         LUKOIL ADR                                      33,283,548
                                                                 --------------
                     TOTAL RUSSIA                                    33,283,548
                                                                 --------------
                     SINGAPORE: 3.2%
   3,652,191         DBS Group Holdings Ltd.                         17,894,831
   6,060,800   @,X   DBS Group Holdings Ltd. ADR                     29,696,418
   6,239,000         Oversea-Chinese Banking Corp.                   33,204,860
                                                                 --------------
                     TOTAL SINGAPORE                                 80,796,109
                                                                 --------------
                     SOUTH KOREA: 4.8%
   4,337,800    A    Korea Electric Power Corp. ADR                  40,862,076
   2,180,500         KT Corp. ADR                                    44,133,320
   1,709,000         POSCO ADR                                       35,119,950
                                                                 --------------
                     TOTAL SOUTH KOREA                              120,115,346
                                                                 --------------
                     SPAIN: 9.5%
   6,566,533         Banco Bilbao Vizcaya
                     Argentaria SA                                   66,100,823
   5,374,170         Repsol YPF SA                                   78,268,337
   8,538,260         Telefonica SA                                   94,429,399
                                                                 --------------
                     TOTAL SPAIN                                    238,798,559
                                                                 --------------
                     SWITZERLAND: 4.1%
      91,700    A    Swisscom AG                                     28,362,567
     697,374         Zurich Financial Services AG                    73,526,861
                                                                 --------------
                     TOTAL SWITZERLAND                              101,889,428
                                                                 --------------
                     UNITED KINGDOM: 18.1%
  22,621,100         BAE Systems PLC                                 45,915,800
   4,901,200         British American Tobacco PLC                    47,000,057
   6,983,730         BT Group PLC                                    20,007,431
  43,633,700    @    Corus Group PLC                                  9,658,652
  15,012,600         Friends Provident PLC                           23,573,995
   2,945,600         HSBC Holdings PLC                               32,197,819
  18,801,490         Imperial Chemical Industries PLC                38,989,202
  30,391,298         Invensys PLC                                     7,164,502
  11,088,607         Marks & Spencer Group PLC                       51,660,697
  15,343,000         Reuters Group PLC                               33,104,632
  17,674,000         Royal & Sun Alliance Insurance Group            30,860,362
   8,735,650         SABMiller PLC                                   60,175,154
  12,395,700         Safeway PLC                                     53,887,083
                                                                 --------------
                     TOTAL UNITED KINGDOM                           454,195,386
                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
International
Value
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                     VENEZUELA: 0.5%
   1,216,822         Cia Anonima Nacional Telefonos de
                       Venezuela -- CANTV ADR                    $   12,667,117
                                                                 --------------
                     TOTAL VENEZUELA                                 12,667,117
                                                                 --------------
                     Total Common Stock (Cost $3,323,915,951)     2,451,924,363
                                                                 --------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $3,323,915,951)*            97.7%   $2,451,924,363
                     OTHER ASSETS AND LIABILITIES-NET     2.3        58,465,107
                                                        -----    --------------
                     NET ASSETS                         100.0%   $2,510,389,470
                                                        =====    ==============

@    Non-income producing security
ADR  American Depository Receipt
PLC  Public Limited Company
X Fair Value as determined by ING Valuation Committee appointed by the Fund's Board of Directors.
A Loaned security, a portion or all of the security is on loan at April 30, 2003.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

                     Gross Unrealized Appreciation               $  123,453,495
                     Gross Unrealized Depreciation                 (995,445,083)
                                                                 --------------
                     Net Unrealized Depreciation                 $ (871,991,588)
                                                                 ==============

                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Aerospace/Defense                                                        2.0%
Agriculture                                                              3.4%
Auto Parts & Equipment                                                   2.2%
Banks                                                                   12.9%
Beverages                                                                2.4%
Chemicals                                                                3.7%
Computers                                                                1.9%
Electric                                                                 5.3%
Electrical Components & Equipment                                        1.2%
Food                                                                     2.6%
Holding Companies-Diversified                                            1.7%
Home Builders                                                            1.3%
Home Furnishings                                                         2.0%
Insurance                                                                5.5%
Iron/Steel                                                               1.8%
Machinery-Construction & Mining                                          1.5%
Machinery-Diversified                                                    0.1%
Media                                                                    1.3%
Miscellaneous Manufacturing                                              3.4%
Oil & Gas                                                                8.5%
Pharmaceuticals                                                          3.8%
Retail                                                                   2.1%
Telecommunication Services                                               2.2%
Telecommunication Equipment                                              4.7%
Telephone-Integrated                                                    20.2%
Other Assets and Liabilities, Net                                        2.3%
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund
            PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 93.7%
                     AUSTRALIA: 1.1%
     308,700    A    QBE Insurance Group Ltd.                    $    1,649,136
                                                                 --------------
                     TOTAL AUSTRALIA                                  1,649,136
                                                                 --------------
                     BERMUDA: 1.5%
     146,000         Tyco Intl. Ltd.                                  2,277,600
                                                                 --------------
                     TOTAL BERMUDA                                    2,277,600
                                                                 --------------
                     CANADA: 1.7%
      52,432         EnCana Corp.                                     1,718,129
     128,000    @    Kinross Gold Corp.                                 789,628
                                                                 --------------
                     TOTAL CANADA                                     2,507,757
                                                                 --------------
                     DENMARK: 1.8%
      42,200         Danske Bank A/S                                    811,947
      32,800         Novo-Nordisk A/S                                 1,188,218
      28,100         TDC A/S                                            699,052
                                                                 --------------
                     TOTAL DENMARK                                    2,699,217
                                                                 --------------
                     FINLAND: 1.3%
      12,800         Nokia OYJ ADR                                      212,096
      63,200         Nokia OYJ                                        1,069,253
      51,200         UPM-Kymmene OYJ                                    748,524
                                                                 --------------
                     TOTAL FINLAND                                    2,029,873
                                                                 --------------
                     FRANCE: 4.9%
      14,200         Aventis SA                                         721,206
      59,400         AXA                                                902,212
      24,200    A    Carrefour SA                                     1,052,471
      13,800    A    Pechiney SA                                        398,111
      22,900    A    Schneider Electric SA                            1,084,102
      18,700    A    Societe Generale                                 1,143,632
      11,620         Total Fina Elf SA                                1,523,731
      19,000         Valeo SA                                           544,307
                                                                 --------------
                     TOTAL FRANCE                                     7,369,772
                                                                 --------------
                     GERMANY: 2.2%
      30,454         Deutsche Bank AG                                 1,574,942
      25,150         Deutsche Boerse AG                               1,178,831
      76,500         Infineon Technologies AG                           567,737
                                                                 --------------
                     TOTAL GERMANY                                    3,321,510
                                                                 --------------
                     GREECE: 0.2%
      38,000         Greek Organization of Football
                     Prognostics SA                                     346,897
                                                                 --------------
                     TOTAL GREECE                                       346,897
                                                                 --------------
                     IRELAND: 1.2%
      95,300         Irish Life & Permanent PLC                       1,085,882
     112,490    @    Ryanair Holdings PLC                               769,553
                                                                 --------------
                     TOTAL IRELAND                                    1,855,435
                                                                 --------------
                     ISRAEL: 0.7%
      23,000         Teva Pharmaceutical Industries ADR               1,074,100
                                                                 --------------
                     TOTAL ISRAEL                                     1,074,100
                                                                 --------------
                     ITALY: 1.0%
     298,000    A    Banca Fideuram S.p.A.                            1,573,047
                                                                 --------------
                     TOTAL ITALY                                      1,573,047
                                                                 --------------
                     JAPAN: 8.0%
      29,500         FamilyMart Co Ltd.                                 562,741
      31,000         Fanuc Ltd.                                       1,268,489
      59,000         JGC Corp.                                          415,563
      50,000         Kao Corp.                                          911,873
       9,400         Mabuchi Motor Co. Ltd.                             702,281
      58,500         Marui Co. Ltd.                                     487,091
     125,000         Nikko Cordial Corp.                                335,402
     101,000         Nomura Holdings, Inc.                            1,000,176
         820         NTT DoCoMo, Inc.                                 1,691,430
      41,000    A    Otsuka Kagu Ltd.                                   911,035
      64,000         Sekisui House Ltd.                                 470,099
      39,400         Shimano, Inc.                                      625,392
      31,800         Sony Corp.                                         773,268
      12,900         Tokyo Electron Ltd.                                483,507
      70,100         Toyota Motor Corp.                               1,587,037
                                                                 --------------
                     TOTAL JAPAN                                     12,225,384
                                                                 --------------
                     MEXICO: 1.2%
     186,500         Cemex SA de CV                                     845,339
      33,900         Telefonos de Mexico SA de CV ADR                 1,024,119
                                                                 --------------
                     TOTAL MEXICO                                     1,869,458
                                                                 --------------
                     NETHERLANDS: 2.4%
     135,408         Aegon NV                                         1,376,661
      43,723         Koninklijke Philips Electronics NV                 813,410
      24,800         Royal Dutch Petroleum Co.                        1,014,355
      12,100         Royal Dutch Petroleum Co. ADR                      494,648
                                                                 --------------
                     TOTAL NETHERLANDS                                3,699,074
                                                                 --------------
                     NEW ZEALAND: 0.7%
     404,500         Telecom Corp. of New Zealand Ltd.                1,083,771
                                                                 --------------
                     TOTAL NEW ZEALAND                                1,083,771
                                                                 --------------
                     NORWAY: 0.2%
      77,500         Tomra Systems ASA                                  366,579
                                                                 --------------
                     TOTAL NORWAY                                       366,579
                                                                 --------------
                     RUSSIA: 0.7%
       6,200    A    YUKOS ADR                                        1,085,000
                                                                 --------------
                     TOTAL RUSSIA                                     1,085,000
                                                                 --------------
                     SINGAPORE: 0.5%
     117,000         United Overseas Bank Ltd.                          685,289
                                                                 --------------
                     TOTAL SINGAPORE                                    685,289
                                                                 --------------
                     SOUTH AFRICA: 0.4%
      60,500         Gold Fields Ltd. ADR                               614,075
                                                                 --------------
                     TOTAL SOUTH AFRICA                                 614,075
                                                                 --------------
                     SPAIN: 0.7%
      99,700         Telefonica SA                                    1,102,638
                                                                 --------------
                     TOTAL SPAIN                                      1,102,638
                                                                 --------------
                     SWEDEN: 1.3%
      33,300         Atlas Copco AB                                     753,145
      59,000         ForeningsSparbanken AB                             800,641
      53,000    A    Swedish Match AB                                   392,007
                                                                 --------------
                     TOTAL SWEDEN                                     1,945,793
                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
                     SWITZERLAND: 4.4%
       8,500         Alcon, Inc.                                 $      374,425
       1,940         Julius Baer Holding AG                             407,653
       8,120         Nestle SA                                        1,655,371
      42,480         Novartis AG                                      1,675,647
      27,150         Roche Holding AG                                 1,727,527
      16,500         UBS AG                                             782,847
                                                                 --------------
                     TOTAL SWITZERLAND                                6,623,470
                                                                 --------------
                     TAIWAN: 0.4%
      63,100    @    Taiwan Semiconductor Manufacturing Co.
                       Ltd. ADR                                         528,147
                                                                 --------------
                     TOTAL TAIWAN                                       528,147
                                                                 --------------
                     UNITED KINGDOM: 8.7%
       4,200         Amvescap PLC ADR                                    46,662
     289,300         Amvescap PLC                                     1,572,071
     178,000         BP PLC                                           1,127,997
     196,900    @    British Sky Broadcasting PLC                     2,040,800
      34,700         Diageo PLC                                         384,887
      83,200         GlaxoSmithKline PLC                              1,667,499
      50,800         HSBC Holdings PLC                                  555,285
      59,800         Imperial Tobacco Group PLC                       1,000,674
     585,000         Legal & General Group PLC                          724,607
      63,000         Pearson PLC                                        525,097
      74,800         Provident Financial PLC                            686,212
      66,450         Rio Tinto PLC                                    1,270,196
     789,122         Vodafone Group PLC                               1,557,600
                                                                 --------------
                     TOTAL UNITED KINGDOM                            13,159,587
                                                                 --------------
                     UNITED STATES: 46.5%
       5,800         Allergan, Inc.                                     407,450
      52,400    @    Amazon.Com, Inc.                                 1,502,308
      29,200         American Intl. Group                             1,692,140
      43,000    @    Amgen, Inc.                                      2,636,330
      37,000    @    Analog Devices, Inc.                             1,225,440
      30,760         Apache Corp.                                     1,761,010
      26,000         Avon Products, Inc.                              1,512,420
      32,900    @    Boston Scientific Corp.                          1,416,345
     130,300    @    Cisco Systems, Inc.                              1,959,712
      31,913    @    Comcast Corp. Class A                            1,018,344
      70,000    @    Comcast Corp. Class A+                           2,104,200
      45,300    @    COX Communications, Inc.                         1,499,430
      29,200    @    eBay, Inc.                                       2,708,884
     212,800    @    EMC Corp.-Mass.                                  1,934,352
      15,000    @    Forest Laboratories, Inc.                          775,800
     141,500         Gap, Inc.                                        2,353,145
      31,700         General Electric Co.                               933,565
       8,900    @    Gilead Sciences, Inc.                              410,646
      20,600         Goldman Sachs Group, Inc.                        1,563,540
      42,900         Guidant Corp.                                    1,672,671
      91,600         Halliburton Co.                                  1,961,156
       8,500         Harley-Davidson, Inc.                              377,740
     122,100         Hewlett-Packard Co.                              1,990,230
      44,700         International Business Machines Corp.            3,795,030
      56,100         JP Morgan Chase & Co.                            1,646,535
      16,100    @    Kohl's Corp.                                       914,480
      45,700         Linear Technology Corp.                          1,575,279
      28,700         Maxim Integrated Products                        1,127,623
      42,900    @    Medimmune, Inc.                                  1,513,083
      27,000         Merck & Co., Inc.                                1,570,860
      74,600         Microsoft Corp.                                  1,907,522
      58,700    @    Nextel Communications, Inc.                        868,173
      14,800         Nike, Inc.                                         792,244
      65,200    @    Novellus Systems, Inc.                           1,828,208
     158,100    @    Oracle Corp.                                     1,878,228
      49,500         Pfizer, Inc.                                     1,522,125
      11,000         Schlumberger Ltd.                                  461,230
      18,100         SLM Corp.                                        2,027,200
      22,100    @    St. Jude Medical, Inc.                           1,159,366
      46,600    @    Staples, Inc.                                      887,264
      40,900         Texas Instruments, Inc.                            756,241
      16,200         UnitedHealth Group, Inc.                         1,492,506
      47,100    @    Veritas Software Corp.                           1,036,671
      21,800         Wal-Mart Stores, Inc.                            1,227,776
      68,300    @    Xilinx, Inc.                                     1,848,881
     106,200    @    Yahoo!, Inc.                                     2,631,636
      15,800    @    Zimmer Holdings, Inc.                              741,020
                                                                 --------------
                     TOTAL UNITED STATES                             70,626,039
                                                                 --------------
                     Total Common Stock (Cost $135,471,367)         142,318,648
                                                                 --------------
MUTUAL FUND: 1.6%
                     UNITED STATES: 1.6%
      20,100         Internet HOLDRs Trust                              643,401
      43,900    @    Nasdaq-100 Index Tracking Stock                  1,205,055
      24,700         Semiconductor HOLDRs Trust                         651,833
                                                                 --------------
                     TOTAL UNITED STATES                              2,500,289
                                                                 --------------
                     Total Mutual Fund (Cost $2,357,337)              2,500,289
                                                                 --------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $137,828,704)*              95.3%   $  144,818,937
                     OTHER ASSETS AND LIABILITIES-NET     4.7         7,065,324
                                                        -----    --------------
                     NET ASSETS                         100.0%   $  151,884,261
                                                        =====    ==============

@    Non-income producing security
ADR  AmericanDepository Receipt
PLC  Public Limited Company
A Loaned security, a portion or all of the security is on loan at April 30, 2003.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation               $   15,054,372
                     Gross Unrealized Depreciation                   (8,064,139)
                                                                 --------------
                     Net Unrealized Appreciation                 $    6,990,233
                                                                 ==============

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Agriculture                                                              0.9%
Airlines                                                                 0.5%
Apparel                                                                  0.5%
Auto Manufacturers                                                       1.0%
Auto Parts & Equipment                                                   0.4%
Banks                                                                    4.5%
Beverages                                                                0.3%
Biotechnology                                                            1.7%
Building Materials                                                       0.6%
Computers                                                                5.8%
Cosmetics/Personal Care                                                  1.6%
Diversified Financial Services                                           8.4%
Electronics                                                              1.8%
Engineering & Construction                                               0.3%
Entertainment                                                            0.2%
Environmental Control                                                    0.2%
Equity Fund                                                              1.7%
Food                                                                     1.8%
Forest Products & Paper                                                  0.5%
Hand/Machine Tools                                                       0.7%
Healthcare-Product                                                       3.5%
Healthcare-Service                                                       1.0%
Home Builders                                                            0.3%
Home Furnishings                                                         0.5%
Insurance                                                                4.1%
Internet                                                                 4.5%
Leisure Time                                                             0.7%
Machinery-Construction & Mining                                          0.5%
Media                                                                    4.7%
Mining                                                                   2.0%
Miscellaneous Manufacturing                                              2.1%
Oil & Gas                                                                5.7%
Oil & Gas Services                                                       1.6%
Pharmaceuticals                                                          9.4%
Retail                                                                   4.8%
Semiconductors                                                           6.6%
Software                                                                 2.5%
Telecommunications                                                       7.4%
Other Assets and Liabilities, Net                                        4.7%
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the ING Emerging Countries Fund held December 5, 2002, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258

A brief description of each matter voted upon as well as the results are outlined below:

                                                  SHARES VOTED
                                   SHARES VOTED    AGAINST OR     SHARES      BROKER       TOTAL
                                       FOR          WITHHELD     ABSTAINED   NON-VOTE   SHARES VOTED
                                       ---          --------     ---------   --------   ------------

1.   To approve a Sub-Advisory Agreement between ING Investments, LLC and ING Investment
     Management Advisors B.V. with no change in the Adviser or the overall management fee paid by the Fund.

     ING Emerging Countries Fund    6,649,778         95,502       93,806       --        6,839,086

2.   To transact such other business, not currently contemplated, that may properly come before the special meeting in the discretion of the proxies or their substitutes.

     ING Emerging Countries Fund    6,435,163        270,754      133,170       --        6,839,086

                 See Accompanying Notes to Financial Statements

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Trusts are managed under the direction of the Trusts' Board of Trustees. A Trustee who is not an interested person of the Trusts, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                             TERM OF                                 NUMBER OF
                                           OFFICE AND           PRINCIPAL          PORTFOLIOS IN         OTHER
                              POSITION(S)   LENGTH OF         OCCUPATION(S)         FUND COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS            HELD WITH      TIME             DURING THE             OVERSEEN          HELD BY
         AND AGE                 FUND       SERVED(1)        PAST FIVE YEARS         BY TRUSTEE         TRUSTEE
         -------                 ----       ---------        ---------------         ----------         -------
INDEPENDENT TRUSTEES

Paul S. Doherty(2)              Trustee     October      Mr. Doherty is                  106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                1999 -       President and Partner,                    (February 2002 -
Scottsdale, Arizona 85258                   Present      Doherty, Wallace,                         Present).
Born: 1934                                               Pillsbury and Murphy,
                                                         P.C., Attorneys (1996 -
                                                         Present); Director,
                                                         Tambrands, Inc. (1993 -
                                                         1998); and Trustee of
                                                         each of the funds
                                                         managed by Northstar
                                                         Investment
                                                         Management
                                                         Corporation (1993 -
                                                         1999).

J. Michael Earley(3)            Trustee     February     President and Chief             106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                2002 -       Executive Officer,                        (1997 - Present).
Scottsdale, Arizona 85258                   Present      Bankers Trust Company,
Born: 1945                                               N.A. (1992 - Present).

R. Barbara Gitenstein(2)        Trustee     February     President, College of           106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                2002 -       New Jersey (1999 -                        (1997 - Present).
Scottsdale, Arizona 85258                   Present      Present). Formerly,
Born: 1948                                               Executive Vice
                                                         President and Provost,
                                                         Drake University (1992
                                                         - 1998).

Walter H. May(2)                Trustee     October      Retired. Formerly,              106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                1999 -       Managing Director and                     (February 2002 -
Scottsdale, Arizona 85258                   Present      Director of Marketing,                    Present) and Best Prep
Born: 1936                                               Piper Jaffray, Inc.;                      Charity (1991 -
                                                         Trustee of each of the                    Present).
                                                         funds managed by
                                                         Northstar Investment
                                                         Management
                                                         Corporation (1996 -
                                                         1999).

Jock Patton(2)                  Trustee     August       Private Investor (June          106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                1995 -       1997 - Present).                          (February 2002 -
Scottsdale, Arizona 85258                   Present      Formerly, Director and                    Present); Director,
Born: 1945                                               Chief Executive Officer,                  Hypercom, Inc. (January
                                                         Rainbow Multimedia                        1999 - Present); JDA
                                                         Group, Inc. (January                      Software Group, Inc.
                                                         1999 - December 2001);                    (January 1999 -
                                                         Director of Stuart                        Present); Buick of
                                                         Entertainment, Inc.;                      Scottsdale, Inc.;
                                                         Director of Artisoft, Inc.                National Airlines, Inc.;
                                                         (1994 - 1998).                            BG Associates, Inc.; BK
                                                                                                   Entertainment, Inc.;
                                                                                                   and Arizona Rotorcraft,
                                                                                                   Inc.

--------------------------------------------------------------------------------

                                             TERM OF                                 NUMBER OF
                                           OFFICE AND           PRINCIPAL          PORTFOLIOS IN         OTHER
                              POSITION(S)   LENGTH OF         OCCUPATION(S)         FUND COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS            HELD WITH      TIME             DURING THE             OVERSEEN          HELD BY
         AND AGE                 FUND       SERVED(1)        PAST FIVE YEARS         BY TRUSTEE         TRUSTEE
         -------                 ----       ---------        ---------------         ----------         -------
David W.C. Putnam(3)            Trustee     October      President and Director,         106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                1999 -       F.L. Putnam Securities                    (February 2002 -
Scottsdale, Arizona 85258                   Present      Company, Inc. and its                     Present), Anchor
Born: 1939                                               affiliates; President,                    International Bond
                                                         Secretary and Trustee,                    (December 2000 -
                                                         The Principled Equity                     Present); Progressive
                                                         Marke Fund. Formerly,                     Capital Accumulation
                                                         Trustee, Trust Realty                     Trust (August 1998 -
                                                         Trust (December Corp.;                    Present); Principled
                                                         Anchor Investment                         Equity Market Fund
                                                         Trust; Bow 2000 -                         (November 1996 -
                                                         Present); Ridge Mining                    Present), Mercy
                                                         Company and each of                       Endowment
                                                         the F.L. Putnam funds                     Foundation (1995 -
                                                         managed by Northstar                      Present); Director, F.L.
                                                         Investment Foundation                     Putnam Investment
                                                         Management                                Management Company
                                                         Corporation (1994 -                       (December 2001 -
                                                         1999).                                    Present); Asian
                                                                                                   American Bank and
                                                                                                   Trust Company (June
                                                                                                   1992 - Present); and
                                                                                                   Notre Dame Health
                                                                                                   Care Center (1991 -
                                                                                                   Present) F.L. Putnam
                                                                                                   Securities Company,
                                                                                                   Inc. (June 1978 -
                                                                                                   Present); and an
                                                                                                   Honorary Trustee,
                                                                                                   Mercy Hospital (1973 -
                                                                                                   Present).

Blaine E. Rieke(3)              Trustee     February     General Partner,                106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                2001 -       Huntington Partners                       (February 2002 -
Scottsdale, Arizona 85258                   Present      (January 1997 -                           Present) and Morgan
Born: 1933                                               Present). Chairman of                     Chase Trust Co.
                                                         the Board and Trustee                     (January 1998 -
                                                         of each of the funds                      Present).
                                                         managed by ING
                                                         Investment
                                                         Management Co. LLC
                                                         (November 1998 -
                                                         February 2001).

Roger B. Vincent(3)             Trustee     February     President, Springwell           106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                2002 -       Corporation (1989 -                       (1994 - Present); and
Scottsdale, Arizona 85258                   Present      Present). Formerly,                       Director, AmeriGas
Born: 1945                                               Director, Tatham                          Propane, Inc. (1998 -
                                                         Offshore, Inc. (1996 -                    Present).
                                                         2000).

Richard A. Wedemeyer(2)         Trustee     February     Retired. Mr.                    106       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                2001 -       Wedemeyer was                             (February 2002 -
Scottsdale, Arizona 85258                   Present      formerly Vice President                   Present) and
Born: 1936                                               - Finance and                             Touchstone Consulting
                                                         Administration,                           Group (1997 - Present).
                                                         Channel Corporation
                                                         (June 1996 - April
                                                         2002). Formerly, Vice
                                                         President, Operations
                                                         and Administration,
                                                         Jim Henson
                                                         Productions. (1979 -
                                                         1997); Trustee, First
                                                         Choice Funds (1997 -
                                                         2001); and of each of
                                                         the funds managed by
                                                         ING Investment
                                                         Management Co. LLC
                                                         (1998 - 2001).

--------------------------------------------------------------------------------

                                             TERM OF                                 NUMBER OF
                                           OFFICE AND           PRINCIPAL          PORTFOLIOS IN         OTHER
                              POSITION(S)   LENGTH OF         OCCUPATION(S)         FUND COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS            HELD WITH      TIME             DURING THE             OVERSEEN          HELD BY
         AND AGE                 FUND       SERVED(1)        PAST FIVE YEARS         BY TRUSTEE         TRUSTEE
         -------                 ----       ---------        ---------------         ----------         -------
TRUSTEES WHO ARE "INTERESTED PERSONS"

Thomas J. McInerney(5)          Trustee     February     Chief Executive Officer,        160       Trustee, GCG Trust
7337 E. Doubletree Ranch Rd.                2001 -       ING U.S. Financial                        (February 2002 -
Scottsdale, Arizona 85258                   Present      Services (September                       Present); Equitable Life
Born: 1956                                               2001 - Present);                          Insurance Co., Golden
                                                         General Manager and                       American Life
                                                         Chief Executive Officer,                  Insurance Co., Life
                                                         ING U.S. Worksite                         Insurance Company of
                                                         Financial Services                        Georgia, Midwestern
                                                         (December 2000 -                          United Life Insurance
                                                         Present); Member, ING                     Co., ReliaStar Life
                                                         Americas Executive                        Insurance Co., Security
                                                         Committee (2001 -                         Life of Denver, Security
                                                         Present); President,                      Connecticut Life
                                                         Chief Executive Officer                   Insurance Co.,
                                                         and Director of                           Southland Life
                                                         Northern Life Insurance                   Insurance Co., USG
                                                         Company (March 2001 -                     Annuity and Life
                                                         October 2002), ING                        Company, and United
                                                         Aeltus Holding                            Life and Annuity
                                                         Company, Inc. (2000 -                     Insurance Co. Inc
                                                         Present), ING Retail                      (March 2001 - Present);
                                                         Holding Company                           Director, Ameribest Life
                                                         (1998 - Present), ING                     Insurance Co., (March
                                                         Life Insurance and                        2001 to January 2003);
                                                         Annuity Company                           Director, First
                                                         (September 1997 -                         Columbine Life
                                                         November 2002) and                        Insurance Co. (March
                                                         ING Retirement                            2001 to December
                                                         Holdings, Inc. (1997 -                    2002); Member of the
                                                         Present). Formerly,                       Board, National
                                                         General Manager and                       Commission on
                                                         Chief Executive Officer,                  Retirement Policy,
                                                         ING Worksite Division                     Governor's Council on
                                                         (December 2000 -                          Economic
                                                         October 2001),                            Competitiveness and
                                                         President, ING-SCI, Inc.                  Technology of
                                                         (August 1997 -                            Connecticut,
                                                         December 2000);                           Connecticut Business
                                                         President, Aetna                          and Industry
                                                         Financial Services                        Association, Bushnell;
                                                         (August 1997 -                            Connecticut Forum;
                                                         December 2000).                           Metro Hartford
                                                                                                   Chamber of Commerce;
                                                                                                   and is Chairman,
                                                                                                   Concerned Citizens for
                                                                                                   Effective Government.

--------------------------------------------------------------------------------

                                             TERM OF                                 NUMBER OF
                                           OFFICE AND           PRINCIPAL          PORTFOLIOS IN         OTHER
                              POSITION(S)   LENGTH OF         OCCUPATION(S)         FUND COMPLEX     DIRECTORSHIPS
      NAME, ADDRESS            HELD WITH      TIME             DURING THE             OVERSEEN          HELD BY
         AND AGE                 FUND       SERVED(1)        PAST FIVE YEARS         BY TRUSTEE         TRUSTEE
         -------                 ----       ---------        ---------------         ----------         -------
John G. Turner(6)               Trustee     October      Chairman, Hillcrest             106       Trustee, GCG; Director,
7337 E. Doubletree Ranch Rd.                1999 -       Capital Partners (May                     Hormel Foods
Scottsdale, Arizona 85258                   Present      2002-Present);                            Corporation (March
Born: 1939                                               President, Turner                         2000 - Present); Shopko
                                                         Investment Company                        Stores, Inc. (August
                                                         (January 2002 -                           1999 - Present); and
                                                         Present). Mr. Turner                      M.A. Mortenson
                                                         was formerly Vice                         Company (March 2002 -
                                                         Chairman of ING                           Present).
                                                         Americas (2000 - 2002);
                                                         Chairman and Chief
                                                         Executive Officer of
                                                         ReliaStar Financial
                                                         Corp. and ReliaStar Life
                                                         Insurance Company
                                                         (1993 - 2000); Chairman
                                                         of ReliaStar United
                                                         Services Life Insurance
                                                         Company (1995 - 1998);
                                                         Chairman of ReliaStar
                                                         Life Insurance Company
                                                         of New York (1995 -
                                                         2001); Chairman of
                                                         Northern Life Insurance
                                                         Company (1992 - 2001);
                                                         Chairman and Trustee
                                                         of the Northstar
                                                         affiliated investment
                                                         companies (1993 -
                                                         2001) and Director,
                                                         Northstar Investment
                                                         Management
                                                         Corporation and its
                                                         affiliates (1993 - 1999).

----------
(1)  Trustees serve until their successors are duly elected and qualified.
(2)  Valuation Committee member.
(3)  Audit Committee member.
(4) Mr. Hilliard is an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.
(5) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(6) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                                 TERM OF OFFICE                OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)                AND LENGTH OF                  DURING THE
          AND AGE                 HELD WITH THE TRUST            TIME SERVED(1)               PAST FIVE YEARS
          -------                 -------------------            --------------               ---------------
OFFICERS:

James M. Hennessy                 President and Chief        February 2001 -          President and Chief Executive
7337 E. Doubletree Ranch Rd.,     Executive Officer          Present                  Officer of ING Capital Corporation,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Services, LLC, ING
Born: 1949                        Chief Operating            June 2000 - Present      Advisors, Inc., ING Investments,
                                  Officer                                             LLC, Lexington Funds Distributor,
                                                                                      Inc., Express America T.C. Inc. and
                                  Senior Executive           June 2000 - February     EAMC Liquidation Corp. (since
                                  Vice President             2001                     December 2001); Executive Vice
                                                                                      President and Chief Operating
                                  Secretary                  April 1995 - February    Officer of ING Funds Distributor,
                                                             2001                     LLC (since June 2000). Formerly,
                                                                                      Executive Vice President and Chief
                                                                                      Operating Officer of ING
                                                                                      Quantitative Management, Inc.
                                                                                      (October 2001 to September
                                                                                      2002); Senior Executive Vice
                                                                                      President (June 2000 to December
                                                                                      2000) and Secretary (April 1995 to
                                                                                      December 2000) of ING Capital
                                                                                      Corporation, LLC, ING Funds
                                                                                      Services, LLC, ING Investments,
                                                                                      LLC, ING Advisors, Inc., Express
                                                                                      America T.C. Inc., and EAMC
                                                                                      Liquidation Corp.; and Executive
                                                                                      Vice President, ING Capital
                                                                                      Corporation, LLC and its affiliates
                                                                                      (May 1998 to June 2000) and
                                                                                      Senior Vice President, ING Capital
                                                                                      Corporation, LLC and its affiliates
                                                                                      (April 1995 to April 1998).

Michael J. Roland                 Executive Vice             February 2002 -          Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.,     President and              Present                  Financial Officer and Treasurer of
Scottsdale, Arizona 85258         Assistant Secretary                                 ING Funds Services, LLC, ING Funds
Born: 1958                                                                            Distributor, LLC, ING Advisors, Inc.,
                                  Chief Financial Officer    June 1998 - Present      ING Investments, LLC (December
                                                                                      2001 to present), Lexington Funds
                                  Senior Vice President      June 1998 - February     Distributor, Inc., Express America
                                                             2002                     T.C. Inc. and EAMC Liquidation
                                                                                      Corp. (since December 2001).
                                                                                      Formerly, Executive Vice President,
                                                                                      Chief Financial Officer and
                                                                                      Treasurer of ING Quantitative
                                                                                      Management, Inc. (December 2001
                                                                                      to October 2002); Senior Vice
                                                                                      President, ING Funds Services, LLC,
                                                                                      ING Investments, LLC, and ING
                                                                                      Funds Distributor, LLC (June 1998
                                                                                      to December 2001) and Chief
                                                                                      Financial Officer of Endeavor
                                                                                      Group (April 1997 to June 1998).

--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                                 TERM OF OFFICE                OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)                AND LENGTH OF                  DURING THE
          AND AGE                 HELD WITH THE TRUST            TIME SERVED(1)               PAST FIVE YEARS
          -------                 -------------------            --------------               ---------------
OFFICERS:

Robert S. Naka                    Senior Vice President      November 1999 -          Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.,                                Present                  Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Distributor, LLC,
Born: 1963                        Assistant Secretary        July 1996 - Present      ING Advisors, Inc., ING
                                                                                      Investments, LLC (October 2001 to
                                                                                      present) and Lexington Funds
                                                                                      Distributor, Inc. (since December
                                                                                      2001). Formerly, Senior Vice
                                                                                      President and Assistant Secretary
                                                                                      for ING Quantitative
                                                                                      Management, Inc. (October 2001
                                                                                      to October 2002); Vice President,
                                                                                      ING Investments, LLC (April 1997
                                                                                      to October 1999) , ING Funds
                                                                                      Services, LLC (February 1997 to
                                                                                      August 1999) and Assistant Vice
                                                                                      President, ING Funds Services, LLC
                                                                                      (August 1995 to February 1997).

Kimberly A. Anderson              Vice President and         February 2001 -          Vice President and Assistant
7337 E. Doubletree Ranch Rd.,     Secretary                  Present                  Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Distributor, LLC,
Born: 1964                        Assistant                  November 1999 -          ING Advisors, Inc., ING
                                  Vice President and         February 2001            Investments, LLC (since October
                                  Assistant Secretary                                 2001) and Lexington Funds
                                                                                      Distributor, Inc. (since December
                                                                                      2001). Formerly, Vice President for
                                                                                      ING Quantitative Management,
                                                                                      Inc. (October 2001 to October
                                                                                      2002); Assistant Vice President of
                                                                                      ING Funds Services, LLC (November
                                                                                      1999 to January 2001) and has
                                                                                      held various other positions with
                                                                                      ING Funds Services, LLC for more
                                                                                      than the last five years

Robyn L. Ichilov                  Vice President             November 1997 -          Vice President of ING Funds
7337 E. Doubletree Ranch Rd.,                                Present                  Services, LLC (since October 2001)
Scottsdale, Arizona 85258                                                             and ING Investments, LLC (since
Born: 1967                                                                            August 1997); Accounting
                                                                                      Manager, ING Investments, LLC
                                                                                      (since November 1995).

Maria M. Anderson                 Assistant                  August 2001 - Present    Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.,     Vice President                                      Funds Services, LLC (since October
Scottsdale, Arizona 85258                                                             2001). Formerly, Manager of Fund
Born: 1958                                                                            Accounting and Fund Compliance,
                                                                                      ING Investments, LLC (September
                                                                                      1999 to November 2001); Section
                                                                                      Manager of Fund Accounting,
                                                                                      Stein Roe Mutual Funds (July 1998
                                                                                      to August 1999); and Financial
                                                                                      Reporting Analyst, Stein Roe
                                                                                      Mutual Funds (August 1997 to July
                                                                                      1998).

Todd Modic                        Assistant                  August 2001 - Present    Vice-President of Financial
7337 E. Doubletree Ranch Rd.,     Vice President                                      Reporting-Fund Accounting of ING
Scottsdale, Arizona 85258                                                             Funds Services, LLC (September
Born: 1967                                                                            2002 to present). Director of
                                                                                      Financial Reporting of ING
                                                                                      Investments, LLC (since March
                                                                                      2001). Formerly, Director of
                                                                                      Financial Reporting, Axient
                                                                                      Communications, Inc. (May 2000
                                                                                      to January 2001) and Director of
                                                                                      Finance, Rural/Metro Corporation
                                                                                      (March 1995 to May 2000).

--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                                 TERM OF OFFICE                OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)                AND LENGTH OF                  DURING THE
          AND AGE                 HELD WITH THE TRUST            TIME SERVED(1)               PAST FIVE YEARS
          -------                 -------------------            --------------               ---------------
OFFICERS:

Susan P. Kinens                   Assistant                  February 2003 -          Assistant Vice President and
7337 E. Doubletree Ranch Rd.      Vice President and         Present (For the ING     Assistant Secretary, ING Funds
Scottsdale, Arizona 85258         Assistant Secretary        Funds)                   Services, LLC (December 2002 -
Born: 1976                                                                            Present); and has held various
                                                                                      other positions with ING Funds
                                                                                      Services, LLC for the last five years.

----------
(1) The officers hold office until the next meeting of the Trustees and until their successors shall have been elected and qualified.

ING Funds Distributor, LLC offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, LLC at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY                              DOMESTIC EQUITY VALUE FUNDS
     ING Emerging Countries Fund                       ING Financial Services Fund
     ING International Fund                            ING Large Company Value Fund
     ING International Growth Fund                     ING MagnaCap Fund
     ING International SmallCap Growth Fund            ING Tax Efficient Equity Fund
     ING International Value Fund                      ING Value Opportunity Fund
     ING Precious Metals Fund                          ING SmallCap Value Fund
     ING Russia Fund                                   ING MidCap Value Fund

INTERNATIONAL GLOBAL EQUITY                       DOMESTIC EQUITY AND INCOME FUNDS
     ING Global Real Estate Fund                       ING Equity and Bond Fund
     ING Worldwide Growth Fund                         ING Convertible Fund
                                                       ING Balanced Fund
DOMESTIC EQUITY FUNDS                                  ING Growth and Income Fund
     ING Growth Fund
     ING Growth + Value Fund                      FIXED INCOME FUNDS
     ING Growth Opportunities Fund                     ING Bond Fund
     ING LargeCap Growth Fund                          ING Classic Money Market Fund*
     ING MidCap Opportunities Fund                     ING Government Fund
     ING Small Company Fund                            ING GNMA Income Fund
     ING SmallCap Opportunities Fund                   ING High Yield Opportunity Fund
     ING Technology Fund                               ING High Yield Bond Fund
                                                       ING Intermediate Bond Fund
DOMESTIC EQUITY INDEX FUNDS                            ING Lexington Money Market Trust*
     ING Disciplined LargeCap Fund                     ING National Tax Exempt Bond Fund
     ING Index Plus LargeCap Fund                      ING Money Market Fund*
     ING Index Plus MidCap Fund                        ING Aeltus Money Market Fund*
     ING Index Plus SmallCap Fund                      ING Strategic Bond Fund

                                                  STRATEGIC ALLOCATION FUNDS
                                                       ING Strategic Allocation Growth Fund
                                                       ING Strategic Allocation Balanced Fund
                                                       ING Strategic Allocation Income Fund

                                                  LOAN PARTICIPATION FUNDS
                                                       ING Prime Rate Trust
                                                       ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Brown Brothers Harriman
40 Water Street
Boston, Massachusetts 02109-3661

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006


INDEPENDENT ACCOUNTANTS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LION LOGO]
 ING FUNDS
                                                            INTLIQSAR0403-062503

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEMS 4-8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a) Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT. The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Mutual Funds


By /s/ James M. Hennessy
   --------------------------------------
   James M. Hennessy
   President and Chief Executive Officer

Date July 8, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/ James M. Hennessy
   --------------------------------------
   James M. Hennessy
   President and Chief Executive Officer

Date July 8, 2003




By /s/ Michael J. Roland
   ---------------------------------------
   Michael J. Roland
   Executive Vice President and Chief Financial Officer


Date July 8, 2003